As Filed Electronically with the Securities and Exchange Commission on December 21, 2006

Securities Act File No. 333-136571

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No.        ☐

DWS INTERNATIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

800-778-1482

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

TITLE OF SECURITIES BEING REGISTERED:

Shares of the DWS International Fund series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Questions & Answers

DWS Pacific Opportunities Equity Fund

DWS International Fund, Inc.

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM,” as defined on page [[    ]] in the enclosed Prospectus/Proxy Statement), has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to convert your shares of DWS Pacific Opportunities Equity Fund into shares of DWS International Fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM has advised the Board of DWS Pacific Opportunities Equity Fund that DWS Pacific Opportunities Equity Fund has experienced significant net redemptions in recent years, and that it believes opportunities for the fund to attract new investments in the future are limited. Thus, DWS Pacific Opportunities Equity Fund is facing the likely prospect, over time, of a declining size and increasing expense ratios. Given these considerations, and in order to provide shareholders with a continuity of investment within the DWS fund family, DeAM has proposed the conversion of shares of DWS Pacific Opportunities Equity Fund into shares of DWS

Q&A continued

International Fund. Because DWS International Fund pursues investment opportunities in a wide range of foreign countries, there are significant differences in the portfolios of DWS International Fund and DWS Pacific Opportunities Equity Fund. If the proposed conversion is approved by shareholders, the portfolio assets of DWS Pacific Opportunities Equity Fund will be liquidated in large part and the proceeds reinvested in other securities so that at the time of the conversion, DWS Pacific Opportunities Equity Fund’s portfolio will conform to DWS International Fund’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the conversion, including but not limited to transaction costs associated with the repositioning of DWS Pacific Opportunities Equity Fund’s portfolio.

Q Will I have to pay taxes as a result of the conversion?

A The conversion is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. In connection with the conversion, however, it is anticipated that a very substantial portion (over 90%) of the portfolio assets of DWS Pacific Opportunities Equity Fund will be sold (this repositioning of Pacific Opportunities Equity Fund’s portfolio would occur after shareholder approval of the conversion and prior to the consummation of the conversion). Any capital gains recognized on these sales on a net basis will be distributed to DWS Pacific Opportunities Equity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) shortly prior to the completion of the conversion, and such distributions will be taxable to shareholders. As of August 31, 2006, it is estimated that such capital gain dividends, assuming the disposition of over 90% of the portfolio assets of DWS Pacific Opportunities Equity Fund, as described above, would be approximately 17% of a shareholder’s investment ($3.07 per share), and that such ordinary dividends would be approximately 1% of a shareholder’s investment ($0.13 per share). If you choose to redeem or exchange your shares before or after the conversion, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the conversion occurs.

Q&A continued

Q Upon conversion, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the conversion. It is likely, however, that the number of shares you own will change as a result of the conversion because your shares will be converted at the net asset value per share of the corresponding class of DWS International Fund. The net asset value per share of each class of DWS Pacific Opportunities Equity Fund probably will be different than the net asset value per share of the corresponding class of DWS International Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the conversion take place?

A If approved, the conversion is expected to occur late in the second calendar quarter of 2007. Shortly after completion of the conversion, shareholders whose accounts are affected by the conversion will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

Q&A continued

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (DWS ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-774-4940.

DWS PACIFIC OPPORTUNITIES EQUITY FUND

A Message from the Fund’s President

[[            ]]

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Pacific Opportunities Equity Fund (“Pacific Opportunities Fund”). While you are, of course, welcome to join us at Pacific Opportunities Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed conversion of shares of each class of Pacific Opportunities Fund into shares of the corresponding class of DWS International Fund (“International Fund”). In this conversion, your shares of Pacific Opportunities Fund would be converted into shares of International Fund with an equal aggregate net asset value.

Deutsche Asset Management (or “DeAM,” as defined on page [[            ]] of the enclosed Prospectus/Proxy Statement) has advised the Board of Directors of Pacific Opportunities Fund that Pacific Opportunities Fund has experienced significant net redemptions in recent years, and has advised the Board that it believes opportunities for Pacific Opportunities Fund to attract new investments in the future are limited. Thus, Pacific Opportunities Fund is facing the likely prospect, over time, of a declining size and increasing expense ratios. Given these considerations, and in order to provide shareholders with a continuity of investment within the DWS fund family, DeAM has proposed to the Board the conversion of shares of each class of Pacific Opportunities Fund into shares of the corresponding class of International Fund. Please note, however, that because International Fund pursues investment opportunities in a wide range of foreign countries, there are significant differences in the portfolios of International Fund and Pacific Opportunities Fund. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the conversion, the Directors of Pacific Opportunities Fund conducted a thorough review of the potential implications of the conversion and concluded that the proposed conversion would be in the best interests of Pacific Opportunities Fund and would not dilute the interests of Pacific Opportunities Fund’s existing shareholders. If the proposed conversion is approved, it is expected that the proposed conversion will take effect late in the second calendar quarter of 2007.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on International Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Pacific Opportunities Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Pacific Opportunities Equity Fund

DWS PACIFIC OPPORTUNITIES EQUITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of DWS Pacific Opportunities Equity Fund:

A Special Meeting of shareholders of DWS Pacific Opportunities Equity Fund (“Pacific Opportunities Fund”), a series of DWS International Fund, Inc., will be held March 15, 2007 at 4:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Conversion which contemplates the conversion of each class of shares of Pacific Opportunities Fund into shares of the corresponding class of DWS International Fund (“International Fund”) and the resulting transfer to International Fund of all of the assets and liabilities of Pacific Opportunities Fund, and the termination of Pacific Opportunities Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Pacific Opportunities Fund at the close of business on December 20, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Whether or not a quorum is present, the chairman of the Meeting may adjourn the Meeting in accordance with the bylaws of Pacific Opportunities Fund and applicable law to a date not more than 120 days after the original record date (December 20, 2006) without further notice of the adjourned meeting date, to permit such further solicitation of proxies as may be deemed necessary or advisable. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment would require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The Board of Directors may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Board of Directors

John Millette

Secretary

[[            ]]

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS PACIFIC OPPORTUNITIES EQUITY FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy card (or tell us how you want to vote by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy card, we’ll vote it in accordance with the Directors’ recommendation on page [[    ]].

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy card to us.

If you have any questions, please call Computershare Fund Services, Inc., DWS Pacific Opportunities Equity Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-774-4940) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[[            ]]

Conversion of the shares of each class of:	Into shares of the corresponding class of:

DWS Pacific Opportunities Equity Fund, a series of DWS International Fund, Inc.	DWS International Fund a series of DWS International Fund, Inc.

Two International Place Boston, MA 02110 (617) 295-1000	Two International Place Boston, MA 02110 (617) 295-1000

This Prospectus/Proxy Statement is being furnished in connection with the proposed conversion of shares of DWS Pacific Opportunities Equity Fund (“Pacific Opportunities Fund”) into shares of DWS International Fund (“International Fund”). International Fund and Pacific Opportunities Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed conversion, each shareholder of Pacific Opportunities Fund will receive a number of full and fractional shares of the corresponding class of International Fund equal in total value as of the Valuation Time (as defined below on page [[    ]]) to the total value of such shareholder’s Pacific Opportunities Fund shares.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card, is being mailed to shareholders on or about December 29, 2006. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in International Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

You should note that the Board has approved the merger of DWS International Equity Fund, a series of DWS Advisor Funds, into International Fund. The completion of this transaction remains subject to shareholder approval, among other conditions. The effects of this potential merger are not reflected in this Prospectus/Proxy Statement.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of International Fund, dated December 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of International Fund, dated December 1, 2006, as supplemented from time to time, relating to Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

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(iii)	the prospectus of Pacific Opportunities Fund, dated March 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(iv)	the prospectus of Pacific Opportunities Fund, dated March 1, 2006, as supplemented from time to time, relating to Class S shares;

(v)	the statement of additional information of Pacific Opportunities Fund, dated March 1, 2006, as supplemented from time to time, relating to Class A, Class B and Class C shares;

(vi)	the statement of additional information of Pacific Opportunities Fund, dated March 1, 2006, as supplemented from time to time, relating to Class S shares;

(vii)	the statement of additional information relating to the proposed conversion, dated [[ ]] (the “Conversion SAI”); and

(viii)	the financial statements and related independent registered public accounting firm’s report included in Pacific Opportunities Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2005, and the unaudited financial statements included in Pacific Opportunities Fund’s Semiannual Report to Shareholders for the six-month period ended April 30, 2006.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Conversion SAI, request other information about a Fund or make shareholder inquiries by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of Pacific Opportunities Fund, shares of International Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Pacific Opportunities Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor.

International Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed conversion of shares of one mutual fund into shares of another mutual fund. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed conversion.

1.	What is being proposed?

The Directors of Pacific Opportunities Fund are recommending that shareholders approve the conversion contemplated by the Agreement and Plan of Conversion (as described below in Part IV and the form of which is attached hereto as Exhibit A). If approved by shareholders, and all other conditions are met, (a) Class A, Class B, Class C and Class S shares of Pacific Opportunities Fund will be converted into Class A, Class B, Class C and Class S shares of International Fund (“Conversion Shares”), respectively, with a total value equal to the value of Pacific Opportunities Fund’s assets net of liabilities, and (b) all assets and liabilities of Pacific Opportunities Fund will become assets and liabilities of International Fund.

2.	What will happen to my shares of Pacific Opportunities Fund as a result of the conversion?

Your shares of Pacific Opportunities Fund will be converted into shares of the corresponding share class of International Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page [[    ]]).

3.	Why have the Directors of Pacific Opportunities Fund recommended that I approve the conversion?

The Directors considered various alternatives to the proposed conversion (e.g., liquidation of Pacific Opportunities Fund), including the related tax implications. The Directors also considered the following factors, among others, in determining to recommend that shareholders of Pacific Opportunities Fund approve the conversion:

•	DeAM has advised the Board that opportunities for Pacific Opportunities Fund to attract new investments in the future are limited, that Pacific Opportunities Fund has experienced significant net redemptions in recent years, and that prospects are better for the combined fund to attract additional assets, thereby allowing fixed operational costs to be spread over a larger asset base.

•	The conversion would be a tax free reorganization for federal income tax purposes (although net capital gains recognized in connection with repositioning Pacific Opportunities Fund’s portfolio would be distributed to shareholders as capital gains dividends and/or ordinary dividends that would be taxable to such shareholders). As a result, the conversion would provide shareholders with an opportunity to avoid recognizing a gain (or loss) on the sale of their fund shares (which gain (or loss) would be recognized if Pacific Opportunities Fund were liquidated).

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•	The conversion of shares of Pacific Opportunities Fund into shares of International Fund would provide shareholders of Pacific Opportunities Fund access to a more diversified portfolio of foreign investments.

•	The conversion would provide a continuity of investment within the DWS fund family for shareholders of Pacific Opportunities Fund in a significantly larger fund. In this regard, the Board considered that the conversion would allow Pacific Opportunities Fund shareholders to retain access to DeAM’s global investment platform, its expertise in global investments and its related commitment of resources.

•	The fees and operating expense ratios of Pacific Opportunities Fund and International Fund, including comparisons between the operating expense ratios of Pacific Opportunities Fund and the estimated operating expense ratios of the combined fund, and in particular noted that the combined fund’s total operating expense ratios were anticipated to be lower than Pacific Opportunities Fund’s current total operating expense ratios.

•	DeAM has agreed to limit the total operating expense ratio of each class of shares of the combined fund at levels lower than the current total operating expense ratio of the corresponding share class of Pacific Opportunities Fund for at least three years following the conversion.

•	DeAM agreed to pay all costs associated with the conversion, including but not limited to transaction costs associated with the repositioning of Pacific Opportunities Fund’s portfolio.

The Directors of Pacific Opportunities Fund have concluded that: (1) the conversion is in the best interests of Pacific Opportunities Fund and (2) the interests of the existing shareholders of Pacific Opportunities Fund will not be diluted as a result of the conversion. Accordingly, the Directors of Pacific Opportunities Fund unanimously recommend approval of the Agreement (as defined below) and the conversion as contemplated thereby.

4.	How do the investment goals, policies, restrictions and strategies of the two Funds compare?

While both Funds seek long-term growth of capital, there are important differences in their investment strategies. The most important difference is that while each Fund generally buys equities of non-U.S. companies, Pacific Opportunities Fund focuses on equities issued by Pacific Basin companies (excluding Japanese companies) while International Fund has no similar geographic investment focus (and, as depicted in the table below, typically invests only a small portion of its assets in equities issued by Pacific Basin companies). Pacific Basin countries include the People’s Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan, the so-called “four tigers.” Another important difference is that Pacific Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin equities. In contrast, International Fund need invest only 65% of its total assets in foreign equities. Additionally, each Fund may invest up to 20% of its net assets in debt securities. Pacific Opportunities Fund may invest in either foreign or domestic debt securities, but is restricted to the top three credit grades. International Fund has no credit restriction, but may invest only in foreign debt securities. Each Fund

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has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies, restrictions and strategies.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of August 31, 2006, and the estimated composition of International Fund after giving effect to the proposed conversion of the Funds as of that date.

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

	Pacific Opportunities Fund	International Fund	International Fund— Estimated(1)
Europe (excluding the United Kingdom)	—	50%	50%
Japan	—	20%	20%
United Kingdom	—	19%	19%
Emerging Markets	—	5%	5%
Pacific (excluding Japan)	100%	3%	3%
Korea	25%	—	—
Taiwan	18%	—	—
Hong Kong	16%	—	—
India	8%	—	—
Singapore	9%	—	—
China	10%	—	—
Malaysia	4%	—	—
Thailand	4%	—	—
Other	6%	3%	3%
North America	—	1%	1%

	100%	100%	100%

(1)	Reflects DeAM’s estimation of the portfolio composition of International Fund after the conversion, taking into account that prior to the conversion, it is anticipated that a very substantial portion (over 90%) of the portfolio of Pacific Opportunities Fund will be liquidated and the proceeds used to acquire other securities prior to the conversion that are consistent with the investment objective, policies, restrictions and strategies of International Fund. There can be no assurance as to the actual portfolio composition of International Fund after the conversion.

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5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the conversion?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the year ended August 31, 2006, and the pro forma estimated expense ratios of International Fund assuming consummation of the conversion as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B		Class C		Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
Pacific Opportunities Fund	5.75	%(1)	None		None		None
International Fund	5.75	%(1)	None		None		None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)
Pacific Opportunities Fund	None	(2)	4.00	%(3)	1.00	%(3)	None
International Fund	None	(2)	4.00%		1.00%		None
Redemption/Exchange Fee on shares owned less than 30 days (as a percent of amount redeemed, if applicable)(4)
Pacific Opportunities Fund	2.00%		2.00%		2.00%		2.00%
International Fund	2.00%		2.00%		2.00%		2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted. Please see the applicable Fund’s prospectus for more details.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed during the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(3)	If the conversion is approved by Pacific Opportunities Fund shareholders, the contingent deferred sales charge applicable to Class B and Class C shares of Pacific Opportunities Fund will be waived for redemptions effected after the date shareholder approval is obtained and before the date the conversion is consummated.
(4)	This fee is charged on applicable redemptions or exchanges. Please see the applicable Fund’s prospectus for more details.

As shown below, the conversion is expected to result in a lower management fee ratio and lower total expense ratios for shareholders of Pacific Opportunities Fund. However, there can be no assurance that the conversion will result in expense savings.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee(1),(2)	Distribution/ Service (12b-1) Fees	Other Expenses(1)		Total Annual Fund Operating Expenses	Less Expense Waivers/ Reimbursements		Net Annual Fund Operating Expenses
Pacific Opportunities Fund
Class A	0.87%	0.23%	0.77%		1.87%	—		1.87%
Class B	0.87%	0.99%	0.86%		2.72%	—		2.72%
Class C	0.87%	1.00%	0.86%		2.73%	—		2.73%
Class S	0.87%	None	0.73%		1.60%	0.06	%(5)	1.54%
International Fund
Class A	0.69%	0.24%	0.40%		1.33%	—		1.33%
Class B	0.69%	1.00%	0.62%		2.31%	—		2.31%
Class C	0.69%	0.99%	0.47%		2.15%	—		2.15%
Class S	0.69%	None	0.29%		0.98%	—	(6)	0.98%
International Fund (Pro forma combined)
Class A	0.67%	0.24%	0.39	%(3)	1.30%	0.02	%(4)	1.28%
Class B	0.67%	1.00%	0.59	%(3)	2.26%	0.23	%(4)	2.03%
Class C	0.67%	0.99%	0.43	%(3)	2.09%	0.06	%(4)	2.03%
Class S	0.67%	None	0.28	%(3)	0.95%	0.00	%(4)	0.95%

(1)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(2)	Management fee includes 0.10% paid to DeIM for administrative and accounting services pursuant to an Administrative Services Agreement.
(3)	Other expenses are estimated, accounting for the effect of the conversion.
(4)	Through November 30, 2010, Deutsche Investment Management Americas Inc. (“DeIM”), has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expense ratios at 1.28%, 2.03%, 2.03% and 0.95% for Class A, Class B, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(5)	Through September 30, 2007, DeIM has contractually agreed to waive all or a portion of its management fee and to reimburse or to pay operating expenses of Pacific Opportunities Fund to the extent necessary to maintain the operating expenses of its Class S shares at 1.54%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.
(6)	Through September 30, 2007, DeIM has contractually agreed to waive all or a portion of its management fee and to reimburse or to pay operating expenses of International Fund to the extent necessary to maintain the operating expenses of its Class S shares at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the conversion.

Examples

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the

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Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples take into account any expense reduction arrangements described in the footnotes to the Annual Operating Expenses table. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Pacific Opportunities Fund
Class A	$754	$1,129	$1,528	$2,639
Class B(1)	$675	$1,144	$1,640	$2,659
Class B(2)	$275	$844	$1,440	$2,659
Class C(1)	$376	$847	$1,445	$3,061
Class C(2)	$276	$847	$1,445	$3,061
Class S	$157	$499	$865	$1,895
International Fund
Class A	$703	$972	$1,262	$2,084
Class B(1)	$634	$1,021	$1,435	$2,174
Class B(2)	$234	$721	$1,235	$2,174
Class C(1)	$318	$673	$1,154	$2,483
Class C(2)	$218	$673	$1,154	$2,483
Class S	$100	$312	$542	$1,201
International Fund (pro forma combined)
Class A(3)	$698	$958	$1,241	$2,047
Class B(1),(3)	$606	$937	$1,344	$2,070
Class B(2),(3)	$206	$637	$1,144	$2,070
Class C(1),(3)	$306	$637	$1,106	$2,406
Class C(2),(3)	$206	$637	$1,106	$2,406
Class S(3)	$97	$303	$525	$1,166

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each other period.

The table below compares the annual management fee schedules of the Funds as of August 31, 2006, expressed as a percentage of net assets. The management fee schedule of International Fund (Post-Conversion) reflects reductions that will be effective upon the consummation of the conversion. As of August 31, 2006, International Fund and Pacific Opportunities Fund had net assets of $1,690,495,180 and $144,335,013, respectively.

Pacific Opportunities Fund		International Fund Pre-Conversion		International Fund Post-Conversion
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0–$250 million	0.765%	$0–$6.0 billion	0.590%	First $2.5 billion	0.565%
Next $750 million	0.735%	Next $1.0 billion	0.540%	Next $2.5 billion	0.545%
Next $1.5 billion	0.715%	Over $7.0 billion	0.515%	Next $5 billion	0.525%
Next $2.5 billion	0.695%			Next $5 billion	0.515%
Next $2.5 billion	0.665%			Over $15 billion	0.465%
Next $2.5 billion	0.655%
Next $2.5 billion	0.645%
Over $12.5 billion	0.635%

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6.	What are the federal income tax consequences of the proposed conversion?

For federal income tax purposes, no gain or loss is expected to be recognized by Pacific Opportunities Fund or its shareholders as a direct result of the conversion.

It is anticipated that a very substantial portion (over 90%) of the portfolio assets of Pacific Opportunities Fund will be sold in connection with the conversion. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and Pacific Opportunities Fund’s basis in such assets. Any capital gains recognized on these sales on a net basis will be distributed in 2007 to Pacific Opportunities Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. As of August 31, 2006, it is estimated that such capital gain dividends would be approximately 17% of a shareholder’s investment ($3.07 per share), and such ordinary dividends would be approximately 1% of a shareholder’s investment ($0.13 per share).

For more information, please see “Information about the Proposed Conversion—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the conversion?

The conversion will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

9.	How will I be notified of the outcome of the conversion?

If the proposed conversion is approved by shareholders, you will receive confirmation after the conversion is completed, indicating your new account number and the number of Conversion Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Pacific Opportunities Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of International Fund you receive will equal the total value of the shares of Pacific Opportunities Fund that you hold as of the Valuation Time (as defined below on page [[        ]]). Even though the net asset value per share of each class of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the conversion.

11.	What percentage of shareholders’ votes is required to approve the conversion?

Approval of the conversion will require the affirmative vote of a majority of all the votes cast at the special meeting, provided that a quorum of shares is present at the special meeting or represented thereat by proxy.

The Directors of Pacific Opportunities Fund believe that the proposed conversion is in the best interests of Pacific Opportunities Fund. Accordingly, the Directors unanimously recommend that shareholders vote FOR approval of the proposed conversion.

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II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International Fund and how do they compare with those of Pacific Opportunities Fund?

Investment Objectives and Strategies.    As noted above, while both Funds seek long-term growth of capital, there are important differences in their investment strategies and risks.

The most significant difference between the Funds’ investment strategies is that while each Fund generally buys equities of non-U.S. companies, Pacific Opportunities Fund focuses on equities issued by Pacific Basin companies (excluding Japanese companies), while International Fund has no similar geographic investment focus. Pacific Opportunities Fund focuses on investments in Pacific Basin equities traded mainly in Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin, with a specific emphasis on common stocks from the region’s smaller emerging markets. Pacific Basin countries include the People’s Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan, the so-called “four tigers.” In contrast, International Fund’s investments focus on the common stock of established companies in countries with developed economies and do not have a similar geographic investment focus. Another important difference is that, under normal circumstances, Pacific Opportunities Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin equities. In contrast, International Fund need invest only 65% of its total assets in foreign equities. Additionally, each Fund may invest up to 20% of its net assets in debt securities. Pacific Opportunities Fund may invest in either foreign or domestic debt securities, but is restricted to the top three credit grades. International Fund has no credit restrictions, but may invest only in foreign debt securities.

In choosing stocks, the portfolio manager of Pacific Opportunities Fund uses a combination of three analytical disciplines: bottom-up research, growth orientation and analysis of regional themes. Bottom-up research means that the portfolio manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Growth orientation means that the manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Analysis of regional themes means that the manager looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them. The manager may focus on the securities of particular issuers or industries at different times. Normally, the manager will sell a stock when he believes its price is unlikely to go much higher, when he believes the issuer’s fundamentals have deteriorated, when he believes other investments offer better opportunities or when adjusting the fund’s exposure to a given country.

In choosing stocks, the portfolio manager of International Fund uses a combination of two analytical disciplines: bottom-up research (described above) and top-down analysis. In top-down analysis, the manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment. The manager may favor different types of securities

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from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented. The manager will normally sell a stock when the manager believes its price is unlikely to go higher, when he believes the issuer’s fundamentals have deteriorated or when he believes other investments offer better opportunities.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) in circumstances when the managers believe that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Pursuant to the Agreement (defined below in Part IV and the form of which is attached hereto as Exhibit A), DeAM has estimated that a very substantial portion (over 90%) of the portfolio of Pacific Opportunities Fund will be liquidated prior to the conversion. Proceeds from the liquidation will be used to acquire securities prior to the conversion that are consistent with International Fund’s investment objective, policies, restrictions and strategies.

For a more detailed description of the investment techniques used by Pacific Opportunities Fund and International Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in International Fund. Certain risks associated with an investment in International Fund are summarized below. The risks of an investment in International Fund are similar to the risks of an investment in Pacific Opportunities Fund. More detailed descriptions of the risks associated with an investment in International Fund can be found in the current prospectus and statement of additional information for International Fund.

The value of your investment in International Fund will change with changes in the values of the investments held by International Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect International Fund’s investments as a whole. International Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of International Fund, cause you to lose money or cause the performance of International Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with International Fund is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock

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represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments International Fund makes and International Fund may not be able to get attractive prices for them. An investment in Pacific Opportunities Fund is also subject to stock market risk.

Foreign Investment Risk.    Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value International Fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•	Currency Risk. International Fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited in foreign countries than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of International Fund. In addition, special US tax considerations may apply to International Fund’s foreign investments.

An investment in Pacific Opportunities Fund is also subject to foreign investment risk.

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Emerging Market Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. An investment in Pacific Opportunities Fund is also subject to emerging market risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if International Fund has valued its securities too highly, you may end up paying too much for International Fund shares when you buy into International Fund. If International Fund underestimates their price, you may not receive the full market value for your International Fund shares when you sell. An investment in Pacific Opportunities Fund is also subject to pricing risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in International Fund’s portfolio will decline in value. An investment in Pacific Opportunities Fund is also subject to security selection risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by International Fund that occurs during the term of the loan would be borne by International Fund and would adversely affect International Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by International Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending risk is not a principal investment risk of Pacific Opportunities Fund.

Other factors that could affect performance of the International Fund include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class S shares. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, is not managed and does not have any fees or expenses). Any difference in expenses will affect performance. Class S shares of International Fund are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.) The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

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Calendar Year Total Returns (%)

International Fund

Annual Total Returns (%) as of 12/31 each year	Class S

2006 Total Return as of September 30: 13.07%

For the periods included in the bar chart:

Best Quarter: 30.46%, Q4 1999                Worst Quarter: –19.37%, Q3 2002

Pacific Opportunities Fund

Annual Total Returns (%) as of 12/31 each year	Class S

2006 Total Return as of September 30: 17.93%

For the periods included in the bar chart:

Best Quarter: 39.72%, Q2 1999                Worst Quarter: –27.16%, Q4 1997

Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 year	Past 5 years	Past 10 years
International Fund
Class S (Return before taxes)	16.29%	1.22%	7.12%
Class S (Return after taxes on distributions)	16.05%	1.17%	6.01%
Class S (Return after taxes on distributions and sale of Fund shares)	11.19%	1.14%	5.90%
Class A (Return before taxes)	9.28%	–0.28%	6.15	%(1)
Class B (Return before taxes)	11.65%	–0.17%	5.91	%(2)
Class C (Return before taxes)	14.89%	0.07%	5.95	%(2)
Index 1 (Reflects no deductions for fees, expenses or taxes)	13.54%	4.55%	5.84%

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	Past 1 year	Past 5 years		Past 10 years

Pacific Opportunities Fund
Class S (Return before taxes)	23.68%	11.86%		0.81%
Class S (Return after taxes on distributions)	23.49%	11.98%		0.76%
Class S (Return after taxes on distributions and sale of Fund shares)	15.65%	10.58%		0.71%
Class A (Return before taxes)	16.36%	10.25	%(3)	–0.06	%(3)
Class B (Return before taxes)	19.48%	10.55	%(3)	–0.26	%(3)
Class C (Return before taxes)	22.39%	10.68	%(3)	–0.25	%(3)
Index 2 (Reflects no deductions for fees, expenses or taxes)	23.17%	13.44%		1.96%

(1)	Performance information for periods prior to the inception of Class A shares (August 2, 1999) is based on the historical performance of Class S shares, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charge for Class A.
(2)	Performance information for periods prior to the inception of Class B and Class C shares (December 29, 2000) is based on the historical performance of Class S shares, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class B and Class C.
(3)	Performance information for periods prior to the inception of Class A, Class B and Class C shares (May 29, 2001) is based on the historical performance of Class S shares, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Class A, Class B and Class C.

Index 1:    The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Index 2:    The Morgan Stanley Capital International (MSCI) All Country Asia Free (ex-Japan) Index is an unmanaged capitalization-weighted measure of markets in the Pacific Region, excluding Japan.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the DWS Scudder website at www.dws-scudder.com.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class S shares of each Fund only and will vary for other share classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment

15

decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of Deutsche Asset Management and an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Asset Management (“DeAM”) is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

International Fund

Matthias Knerr, CFA, Director of DeAM, is Portfolio Manager of International Fund. Mr. Knerr joined DeAM in 1995 and joined the Fund in 2004.

Pacific Opportunities Fund

Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of DeIM, is the subadvisor for Pacific

Opportunities Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the Fund’s portfolio that is allocated to it by DeIM from time to time for management. DeIM compensates DeAM Asia out of the management fee it receives from the Fund.

Joseph Wat, Director of DeAM, is Portfolio Manager of Pacific Opportunities Fund. Mr. Wat joined DeAM in 2004 and joined the Fund in 2005. Mr. Wat manages Asian portfolios, specializing in South Asian market research. Prior to that, Mr. Wat had over 12 years of investment industry experience, including as an analyst at INVESCO Asset Management, specializing in South Asian markets; analyst at Schroders Securities; Assistant Treasurer at DBS Bank; and auditor at Arthur Andersen.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for each class of shares of each Fund and acts as agent for each Fund in the continuous offer of such shares.

International Fund has adopted distribution and/or service plans on behalf of its Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the distribution and/or service plans adopted by Pacific Opportunities Fund on behalf of its Class A, Class B and Class C shares. Plans under Rule 12b-1 allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Pursuant to the Shareholder Services Agreement with International Fund, which is substantially identical to the Shareholder Services Agreement with Pacific Opportunities Fund, DWS-SDI receives a service fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of International Fund. DWS-SDI uses the fee to compensate financial services firms for providing personal services and maintaining

16

accounts for their customers that hold these classes of shares of International Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for International Fund. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares.

For its services under the Distribution Agreement with International Fund, which is substantially identical to the Distribution Agreement with Pacific Opportunities Fund, DWS-SDI receives a fee from International Fund in accordance with its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of average daily net assets of International Fund attributable to its Class B and Class C shares. This fee is accrued daily as an expense of the Class B and Class C shares. SDI also receives any contingent deferred sales charges paid with respect to Class B and Class C shares.

Directors and Officers.    International Fund and Pacific Opportunities Fund are each series of DWS International Fund, Inc. Consequently, Pacific Opportunities Fund and International Fund share the same Board of Directors and officers. As more fully described in the Conversion SAI, which is available upon request, the following individuals comprise the Board of Directors of DWS International Fund, Inc.: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP serves as Auditor for International Fund and for Pacific Opportunities Fund.

Charter Documents. Because Pacific Opportunities Fund and International Fund are both series of DWS International Fund, Inc., a Maryland corporation governed by Maryland law, the Funds are governed by the same Amended and Restated Articles of Incorporation dated June 23, 2006, as amended from time to time, and shareholders of each Fund enjoy the same rights under Maryland law.

IV. INFORMATION ABOUT THE PROPOSED CONVERSION

General.    The shareholders of Pacific Opportunities Fund are being asked to approve a conversion of shares of Pacific Opportunities Fund into shares of International Fund pursuant to an Agreement and Plan of Conversion (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Pursuant to the Agreement, the Class A, Class B, Class C and Class S shares of Pacific Opportunities Fund will be converted into Class A, Class B, Class C and Class S shares, respectively, of International Fund with an aggregate value equal to the aggregate value of Pacific Opportunities Fund’s assets net of liabilities, and the assets and liabilities of Pacific Opportunities Fund will become assets and liabilities of International Fund.

After receipt of the Conversion Shares by Pacific Opportunities Fund shareholders, the legal existence of Pacific Opportunities Fund will be terminated. Each shareholder of Pacific Opportunities Fund will receive a number of full and fractional Conversion Shares of the same class(es) as, and equal in aggregate value at the Valuation Time (as defined on page [[    ]]) to, the aggregate value of the shareholder’s Pacific Opportunities Fund shares.

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Prior to the date of the conversion, Pacific Opportunities Fund will sell all investments that are not consistent with the current investment objective, policies, restrictions and strategies of International Fund and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the conversion. The sale of such investments may increase the taxable distribution to shareholders of the Pacific Opportunities Fund occurring prior to the conversion above that which they would have received absent the conversion.

The Directors of Pacific Opportunities Fund have voted to approve the Agreement and the proposed conversion and to recommend that shareholders of Pacific Opportunities Fund also approve the conversion. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of a majority of all the votes cast at the special meeting, provided that a quorum of shares is present at the special meeting or represented thereat by proxy.

In the event that the conversion does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Directors of the Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Directors’ Considerations Relating to the Proposed Conversion. DeAM has advised the Board that Pacific Opportunities Fund has experienced significant net redemptions in recent years, and that it believes opportunities for the fund to attract new investments in the future are limited. Thus, the fund is facing the likely prospect, over time, of a declining size and increasing expense ratios. Given these considerations, and in order to provide a continuity of investment within the DWS fund family, DeAM proposed to the Directors the conversion of shares of Pacific Opportunities Fund into shares of International Fund.

The Directors of Pacific Opportunities Fund conducted a thorough review of the potential implications of the conversion on Pacific Opportunities Fund shareholders. They were assisted in this review by their independent legal counsel. The Directors met on several occasions to review and discuss the conversion, both among themselves and with representatives of DeAM. In the course of their review, the Directors requested and received substantial additional information.

On December 20, 2006, the Directors of Pacific Opportunities Fund, including all Directors who are not “interested persons” of Pacific Opportunities Fund (as defined by the 1940 Act) (“Disinterested Directors”), approved the terms of the conversion, subject to shareholder approval. The Directors have also unanimously agreed to recommend that the conversion be approved by Pacific Opportunities Fund’s shareholders.

In determining to recommend that the shareholders of Pacific Opportunities Fund approve the conversion, the Directors considered various alternatives to the proposed conversion (e.g., liquidation of Pacific Opportunities Fund), including the related tax implications. The Directors also considered, among others, the factors described below:

•	DeAM has advised the Board that opportunities for Pacific Opportunities Fund to attract new investments in the future are limited, that Pacific Opportunities Fund has experienced significant net redemptions in recent years, and that prospects are better for the combined fund to attract additional assets, thereby allowing fixed operational costs to be spread over a larger asset base.

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•	The conversion would be a tax free reorganization for federal income tax purposes (although net capital gains recognized in connection with repositioning Pacific Opportunities Fund’s portfolio would be distributed to shareholders as capital gains dividends and/or ordinary dividends that would be taxable to such shareholders). As a result, the conversion would provide shareholders with an opportunity to avoid recognizing a gain (or loss) on the sale of their fund shares (which gain (or loss) would be recognized if Pacific Opportunities Fund were liquidated).

•	The conversion of shares of Pacific Opportunities Fund into shares of International Fund would provide shareholders of Pacific Opportunities Fund access to a more diversified portfolio of foreign investments.

•	The conversion would provide a continuity of investment within the DWS fund family for shareholders of Pacific Opportunities Fund in a significantly larger fund. In this regard, the Board considered that the conversion would allow Pacific Opportunities Fund shareholders to retain access to DeAM’s global investment platform, its expertise in global investments and its related commitment of resources.

•	The fees and operating expense ratios of Pacific Opportunities Fund and International Fund, including comparisons between the operating expense ratios of Pacific Opportunities Fund and the estimated operating expense ratios of the combined fund, and in particular noted that the combined fund’s total operating expense ratios were anticipated to be lower than Pacific Opportunities Fund’s current total operating expense ratios.

•	DeAM has agreed to limit the total operating expense ratio of each class of shares of the combined fund at levels lower than the current total operating expense ratio of the corresponding share class of Pacific Opportunities Fund for at least three years following the conversion.

•	DeAM agreed to pay all costs associated with the conversion, including but not limited to transaction costs associated with the repositioning of Pacific Opportunities Fund’s portfolio.

•	The conversion would not result in the dilution of the interests of Pacific Opportunities Fund shareholders and the terms and conditions of the Agreement are fair and reasonable.

•	The services available to shareholders of each class of International Fund and Pacific Opportunities Fund are substantially similar on a class-level basis.

•	The tax consequences of the conversion on Pacific Opportunities Fund and its shareholders, as well as historical and pro forma attributes of Pacific Opportunities Fund. The Directors considered the tax consequences of converting shares of Pacific Opportunities Fund into shares of a significantly larger fund, and the tax consequences of repositioning Pacific Opportunities Fund’s portfolio in connection with the conversion.

•	The investment performance of Pacific Opportunities Fund and International Fund.

•	DeAM has agreed to indemnify both Pacific Opportunities Fund and International Fund against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in International Fund (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

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The Directors also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carryforwards, including the information set forth under the caption “Federal Income Tax Consequences.”

Based on all of the foregoing, the Directors concluded that the conversion would be in the best interests of Pacific Opportunities Fund and would not dilute the interests of Pacific Opportunities Fund’s existing shareholders. The Directors of Pacific Opportunities Fund, including the Disinterested Directors, unanimously recommend that shareholders of the Fund approve the conversion.

Agreement and Plan of Conversion.    The proposed conversion will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that shares of each class of Pacific Opportunities Fund will be converted into shares of the corresponding class of International Fund, and that all of the assets and liabilities of Pacific Opportunities Fund will become assets and liabilities of International Fund. The Conversion Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the conversion (4:00 p.m. Eastern time on June 8, 2007, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

On the Exchange Date, shares of each class of Pacific Opportunities Fund will be converted into shares of the corresponding class of International Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of Pacific Opportunities Fund so converted. Also on the Exchange Date, all of the assets and liabilities of Pacific Opportunities Fund will become assets and liabilities of International Fund. As a result of the proposed conversion, each shareholder of Pacific Opportunities Fund will receive a number of Conversion Shares of each class equal in aggregate value as of the Valuation Time to the aggregate value of the Pacific Opportunities Fund shares of the corresponding class previously held by the shareholder. The conversion will be effected by the establishment of accounts on the share records of International Fund in the name of such Pacific Opportunities Fund shareholders, each account representing the respective number of full and fractional Conversion Shares of each class due to the respective shareholder. New certificates for Conversion Shares will not be issued.

The Directors of the Funds have determined that the proposed conversion is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The conversion is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the conversion abandoned by the Directors.

If shareholders of Pacific Opportunities Fund approve the conversion, both Funds have agreed to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Pacific Opportunities Fund are added to the portfolio of International Fund, the resulting portfolio will be consistent with the investment objective, policies, restrictions and strategies of International Fund.

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All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs described above and any other expenses incurred in connection with the conversion and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Conversion Shares.    Conversion Shares will be issued to Pacific Opportunities Fund’s shareholders in accordance with the Agreement as described above. The Conversion Shares will be Class A, Class B, Class C and Class S shares of International Fund. Each class of Conversion Shares has the same characteristics as shares of the corresponding class of Pacific Opportunities Fund. Your Conversion Shares will be treated as having been purchased on the date you purchased your Pacific Opportunities Fund shares and for the price you originally paid. For more information on the characteristics of each class of Conversion Shares, please see the applicable International Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the conversion, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the conversion of shares of Pacific Opportunities Fund into shares of International Fund and the resulting transfer of all of the assets and liabilities of Pacific Opportunities Fund to International Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Pacific Opportunities Fund and International Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, Pacific Opportunities Fund will not recognize gain or loss upon the conversion of shares of each class of Pacific Opportunities Fund into shares of the corresponding class of International Fund, or upon the resulting transfer of Pacific Opportunities Fund’s assets and liabilities to International Fund;

•	under Section 354 of the Code, shareholders of Pacific Opportunities Fund will not recognize gain or loss on the receipt of Conversion Shares;

•	under Section 358 of the Code, the aggregate basis of the Conversion Shares received by each shareholder of Pacific Opportunities Fund will be the same as the aggregate basis of Pacific Opportunities Fund shares converted;

•	under Section 1223(1) of the Code, the holding period of the Conversion Shares received by each Pacific Opportunities Fund shareholder will include the holding periods of Pacific Opportunities Fund shares converted, provided that the Pacific Opportunities Fund shareholder held the Pacific Opportunities Fund shares at the time of the conversion as a capital asset;

•	under Section 1032 of the Code, International Fund will not recognize gain or loss upon the receipt of assets of Pacific Opportunities Fund or the assumption of all of the liabilities of Pacific Opportunities Fund;

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•	under Section 362(b) of the Code, the basis of the assets of Pacific Opportunities Fund transferred to International Fund in the conversion will be the same in the hands of International Fund as the basis of such assets in the hands of Pacific Opportunities Fund immediately prior to the transfer;

•	under Section 1223(2) of the Code, the holding periods of the assets of Pacific Opportunities Fund transferred to International Fund in the conversion in the hands of International Fund will include the periods during which such assets were held by Pacific Opportunities Fund; and

•	International Fund will succeed to and take into account the items of Pacific Opportunities Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

It is anticipated that a very substantial portion (over 90%) of the portfolio assets of Pacific Opportunities Fund may be sold in connection with the conversion. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and Pacific Opportunities Fund’s basis in such assets. Any capital gains recognized on these sales on a net basis will be distributed in 2007 to Pacific Opportunities Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Although the conversion will be achieved on a tax-free basis for federal income tax purposes (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	8/31/06 Unrealized Gain (Loss)	8/31/06 Unrealized Gain (Loss) as % of 8/31/06 Net Assets	8/31/06 Loss Carryforwards	8/31/06 Loss Carryforwards as % of 8/31/06 Net Assets	8/31/06 Portfolio Turnover Rate
Pacific Opportunities Fund	$25,275,419	17.5%	$417,097	0.3%	93%
International Fund	$433,925,428	25.7%	$773,615,819	45.8%	76%

International Fund’s ability to carry forward the pre-conversion losses of Pacific Opportunities Fund to offset post-conversion gains of the combined fund may be limited as a result of the conversion due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Exchange Date, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of conversion against capital losses (including capital loss carryforwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the conversion. As a result, under certain circumstances, Pacific Opportunities Fund shareholders could receive taxable distributions earlier than they would had the conversion not occurred.

If the conversion had occurred on August 31, 2006, prior to the conversion Pacific Opportunities Fund would have had gross losses (i.e. prior year-end capital loss

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carryforwards as adjusted by any year-to-date realized gains or losses) constituting about 0.3% of its net asset value, and the combined fund would have had gross losses of approximately 42% of its combined net assets, and thus notwithstanding the rules described above the shareholders of Pacific Opportunities Fund would have enjoyed a significant increase in the amount of losses available to offset future gains. If Pacific Opportunities Fund were to have significantly higher losses at the time of the conversion, or International Fund significantly lower losses, the operation of these rules could cause former shareholders of Pacific Opportunities Fund to pay more taxes, or to pay taxes sooner, than they would if such conversion had not occurred.

The effect of the rules “quarantining” the “built-in” gains of one Fund from the “built-in” losses of the other Fund will depend on the amount of losses and net unrealized gains in each fund at the time of the conversion.

The Directors considered the possibility that the shareholders of Pacific Opportunities Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryforwards (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences discussed above may have on them.

The portfolio turnover rate for International Fund, that is, the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended August 31, 2006 was 76%. The portfolio turnover rate for Pacific Opportunities Fund for the year ended August 31, 2006 was 93%. A higher portfolio turnover rate involves greater brokerage and transaction expenses for a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in November and December and, if necessary, at other times. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax, and to make additional distributions as necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If the Agreement is approved by Pacific Opportunities Fund’s shareholders, Pacific Opportunities Fund will declare a distribution to its shareholders of all undistributed net investment income (computed without regard to the deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement). As of August 31, 2006, it is estimated that such distribution would equal approximately 17.5% of a shareholder’s investment ($3.20 per share).

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This description of the federal income tax consequences of the conversion is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the conversion, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of August 31, 2006 and of International Fund on a pro forma combined basis, giving effect to the proposed conversion as of that date:(1)

	International Fund	Pacific Opportunities Fund	Pro Forma Adjustments	International Fund— Pro Forma Combined
Net Assets
Class A Shares	$241,476,158	$23,248,522	$—	$264,724,680
Class B Shares	$28,389,213	$4,584,861	$—	$32,974,074
Class C Shares	$22,897,939	$4,892,894	$—	$27,790,833
Class S Shares	$1,389,658,614	$111,608,735	$—	$1,501,267,349
Institutional Class Shares	$8,073,256	$—	$—	$8,073,256

Total Net Assets	$1,690,495,180	$144,335,013	$—	$1,834,830,193

Shares Outstanding
Class A Shares	4,235,990	1,281,580	(873,753)	4,643,817
Class B Shares	505,341	257,615	(176,002)	586,954
Class C Shares	407,264	274,499	(187,474)	494,289
Class S Shares	24,236,553	6,099,107	(4,152,578)	26,183,082
Institutional Class Shares	141,393	—	—	141,393
Net Asset Value Per Share
Class A Shares	$57.01	$18.14	$—	$57.01
Class B Shares	$56.18	$17.80	$—	$56.18
Class C Shares	$56.22	$17.82	$—	$56.22
Class S Shares	$57.34	$18.30	$—	$57.34
Institutional Class Shares	$57.10		$—	$57.10

(1)	Assumes the conversion had been consummated on August 31, 2006 and is for information purposes only. No assurance can be given as to how many shares of International Fund will be received by the shareholders of Pacific Opportunities Fund on the date the conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of International Fund that actually will be received on or after such date.

The Directors of Pacific Opportunities Fund, including the Disinterested Directors, unanimously recommend approval of the conversion.

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V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed conversion of shares of Pacific Opportunities Fund into shares of International Fund and the solicitation of proxies by and on behalf of the Directors of Pacific Opportunities Fund for use at the special meeting of Pacific Opportunities Fund shareholders (the “Meeting”). The Meeting is to be held on March 15, 2007 at 4:00 p.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The notice of the Meeting, this Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about December 29, 2006.

Only shareholders of record on December 20, 2006 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

As of December 20, 2006, Pacific Opportunities Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	1,342,951.42
Class B	255,506.21
Class C	315,126.56
Class S	6,184,045.83

The Directors of Pacific Opportunities Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

Required Vote.    Proxies are being solicited from Pacific Opportunities Fund’s shareholders by Pacific Opportunities Fund’s Directors for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of all the votes cast at the Meeting, provided that a quorum of shares is present at the Meeting or represented thereat by proxy.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Pacific Opportunities Fund at the close of business on December 20, 2006 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment or postponement thereof. The holders of at least one-third of the shares of Pacific Opportunities Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. Whether or not a quorum is present, the chairman of the Meeting may adjourn the Meeting in accordance with the bylaws of Pacific Opportunities Fund and applicable law to a date not more than 120 days after the Record Date without further notice of the adjourned meeting date, to permit such further solicitation of proxies as may be deemed necessary or advisable. In addition, upon motion of the chairman of the Meeting, the

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question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment would require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The Board of Directors may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Pacific Opportunities Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but such shares will have no effect on the vote regarding the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership. As of December 20, 2006, the officers and Directors of DWS International Fund, Inc., each as a group, beneficially owned less than 1% of the outstanding shares of each of Pacific Opportunities Fund and International Fund.

To the best of the knowledge of Pacific Opportunities Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Pacific Opportunities Fund as of December 20, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX ATTN PETER BOOTH 7TH FL NEW YORK NY 10001-2402	16.01%

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #97L53 JACKSONVILLE FL 32246-6484	6.56%

C	CITIGROUP GLOBAL MARKETS INC XXXXXXXXXXX ATTN PETER BOOTH 7TH FL NEW YORK NY 10001-2402	15.14%

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION #97L55 JACKSONVILLE FL 32246-6484	9.15%

S	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT SAN FRANCISCO CA 94104-4151	6.09%

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To the best of the knowledge of International Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Fund as of December 20, 2006:

Class	Shareholder Name and Address	Percentage Owned
Institutional	NORTHERN TRUST CO CUST FBO ARMY/AIR FORCE A/C XX-XXXXX CHICAGO IL 60675-2956	31.84%

Institutional	CAREY & CO TRUST DIVISION EA4E70 C/O HUNTINGTON NATL BANK COLUMBUS OH 43219-6010	16.33%

Institutional	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES GROWTH PORTFOLIO QUINCY MA 02171-2105	13.99%

Institutional	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.70%

Institutional	STATE STREET BANK & TRUST CO CUST FBO SCUDDER PATHWAY SERIES BALANCED PORTFOLIO QUINCY MA 02171-2105	7.65%

Institutional	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.78%

S	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPARTMENT SAN FRANCISCO CA 94104-4151	7.49%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Pacific Opportunities Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $31,448. As the Meeting date approaches, certain shareholders of Pacific Opportunities Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonically or electronically transmitted instructions from shareholders of Pacific Opportunities Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases when a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the

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shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the proposal on the proxy card and to ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Pacific Opportunities Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of Pacific Opportunities Fund at Two International Place, Boston, MA 02110 prior to the Meeting, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time, not more than 120 days after the Record Date. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Directors may postpone the Meeting prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

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VI. REGULATORY AND LITIGATION MATTERS

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain

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funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/ or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

Other regulatory matters. On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which DIMA, DAMI and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators’ findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the

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funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF CONVERSION

THIS AGREEMENT AND PLAN OF CONVERSION (the “Agreement”) is made as of this 20th day of December, 2006, by and among DWS International Fund, Inc. (the “Corporation”), a Maryland corporation, on behalf of DWS International Fund (the “Acquiring Fund”), a separate series of the Corporation, and the Corporation, on behalf of DWS Pacific Opportunities Equity Fund (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Corporation, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Corporation is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the conversion of the shares of each class of the Acquired Fund into shares of the corresponding class of the Acquiring Fund (the “Acquiring Fund Shares”), and the resulting transfer to the Acquiring Fund of all of the assets and liabilities of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Conversion of Shares of each Class of the Acquired Fund into that Number of Full and Fractional shares of the Corresponding Class of the Acquiring Fund and the Resulting Transfer of All Assets and Liabilities of the Acquired Fund to the Acquiring Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation agrees (i) to convert all of the shares of each class of the Acquired Fund into that number of full and fractional shares of the corresponding class of the Acquiring Fund determined in the manner set forth in section 2.3; and (ii) to cause all of the assets and liabilities of the Acquired Fund to become assets and liabilities of the Acquiring Fund. All Acquiring Fund Shares resulting from the conversion shall be issued at net asset value without a sales load, commission or other similar fee being imposed. The conversion and the resulting transfer shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to become assets of the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are allocated to the Acquired Fund on the books of the Corporation and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United

States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, allocated to the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date (as defined in section 3.1).

1.4  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  The conversion will be accomplished with respect to each class of shares of the Acquired Fund by the conversion and transfer of the Acquired Fund shares then credited to the accounts of shareholders of record with respect to each such class determined as of the Valuation Time (as defined in Section 2.1) (the “Acquired Fund Shareholders”) to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class S Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class S shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the

“NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Corporation’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B, Class C and Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued as a result of the conversion (including fractional shares, if any) shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Class S shares of the Acquired Fund, determined in accordance with section 2.1, by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by the Fund’s Independent Registered Public Accounting Firm upon the reasonable request of either Fund.

3.	Closing and Closing Date

3.1  The Closing of the conversion and the resulting transfer contemplated by this Agreement shall be June 11, 2007, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  Brown Brothers Harriman & Co. (“BBHC”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to BBHC, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund Shareholders or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the directors of the Corporation, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

4.	Representations and Warranties

4.1  The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement. The Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement, as amended, or Bylaws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the conversion and resulting transfer herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended October 31, 2005, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since October 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business or pursuant to this Agreement, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in value of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon the transfer resulting from the conversion, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement by the Acquired Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including NASD, Inc. (the “NASD”)), which may be necessary in connection with the conversion and resulting transfer contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is a separate series of the Corporation duly designated in accordance with the applicable provisions of the Corporation’s Articles of Amendment and Restatement, as amended. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Maryland law or of the Corporation’s Articles of Amendment and Restatement, as amended, or Bylaws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2006, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since August 31, 2006, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in value of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible at the option of the holder thereof into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement by the Acquiring Fund will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement referred to in Section 5.7, insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations and (ii) actions contemplated by this Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s current prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  The Acquired Fund covenants that a meeting of the Acquired Fund Shareholders entitled to vote thereon will be called to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 19, 2007.

5.3  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the conversion and the resulting transfer contemplated by this Agreement.

5.5  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the conversion and the resulting transfer contemplated herein. The Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.6  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the conversion and the resulting transfer contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.8  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to assume all of the liabilities of the Acquired Fund.

5.9  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the conversion and the resulting transfer contemplated by this Agreement as promptly as practicable.

5.10  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Corporation and the Funds shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the conversion and the resulting transfer to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporation and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.11  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.12  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to become assets of the Acquiring Fund because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the conversion and the resulting transfer provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Corporation’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the conversion and the resulting transfer contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Corporation has been formed and is legally existing as a corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Corporation’s registration statement under the 1940 Act;

(c)  the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders, pursuant to the terms of the Agreement, will at the Closing Date have been duly authorized and, when so issued, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(d)  the Agreement does not, and the issuance of Acquiring Fund Shares as a result of the conversion pursuant to the Agreement will not, violate any provision of the Corporation’s Articles of Amendment and Restatement, as amended, or Bylaws applicable to the Acquiring Fund; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of the Corporation.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B, Class C and Class S shares of the Acquiring Fund to 1.28%, 2.03%, 2.03% and 0.95%, respectively, excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending November 30, 2009, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Corporation, on behalf of the Acquiring Fund, to consummate the conversion and the resulting transfer provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Corporation, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Corporation.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Corporation’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the conversion and the resulting transfer contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Corporation has been formed and is legally existing as a corporation;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Corporation’s registration statement under the 1940 Act;

(c)  the shares of the Acquired Fund to be converted pursuant to the terms of the Agreement have been converted in accordance with such terms;

(d)  the Agreement does not, and the conversion of shares of each class of the Acquired Fund into shares of the corresponding class of the Acquiring Fund and the resulting transfer of assets and liabilities pursuant to the Agreement will not, violate any provision of the Corporation’s Articles of Amendment and Restatement, as amended, or Bylaws applicable to the Acquired Fund; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the State or Maryland for the conversion of shares of each class of the Acquired Fund into shares of the corresponding class of the Acquiring Fund and the resulting transfer of assets and liabilities.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of the Corporation.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the conversion and the resulting transfer contemplated by this Agreement:

8.1  This Agreement and the conversion and the resulting transfer contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Corporation’s Articles of Amendment and Restatement, as amended, and Bylaws, applicable Maryland law and the 1940 Act, and any conditions imposed by the Corporation’s directors and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the conversion and the resulting transfer contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the conversion and the resulting transfer contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the conversion of shares of the Acquired Fund into shares of the Acquiring Fund and the resulting transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the conversion of shares of each class of the Acquired Fund into shares of the corresponding class of the Acquiring Fund, or upon the resulting transfer of the Acquired Fund’s assets and liabilities to the Acquiring Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares converted; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares converted, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the conversion as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund or the assumption of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the conversion will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the conversion in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the

Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of the Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each Fund represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 13, 2007, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INTERNATIONAL FUND, INC., on behalf of DWS International Fund

Secretary	By:
Its:

Attest:	DWS INTERNATIONAL FUND, INC., on behalf of DWS Pacific Opportunities Equity Fund

Secretary	By:
Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

For more information, please call your fund’s proxy solicitor,

Computershare Fund Services, Inc., at (866) 774-4940

[                    ]

[                    ]

DWS PACIFIC OPPORTUNITIES EQUITY FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 4:00 p.m., Eastern time, on March 15, 2007	PROXY CARD

280 Oser Avenue

Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	DFS_16798
WAVE III-POE_A

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Conversion which contemplates the conversion of each class of shares of DWS Pacific Opportunities Equity Fund (“Pacific Opportunities Fund”) into shares of the corresponding class of DWS International Fund (“International Fund”) and the resulting transfer to International Fund of all of the assets and liabilities of Pacific Opportunities Fund, on a tax-free basis for federal income tax purposes, and the termination of Pacific Opportunities Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

STATEMENT OF ADDITIONAL INFORMATION

DWS INTERNATIONAL FUND, INC.

DWS INTERNATIONAL FUND

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated December [        ], 2006 for the special meeting of shareholders of DWS Pacific Opportunities Equity Fund (“Pacific Opportunities Fund”), a series of DWS International Fund, Inc., to be held on March 15, 2007, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained, and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS International Fund (“International Fund”), a series of DWS International Fund, Inc., is contained in International Fund’s two statements of additional information, each dated December 1, 2006, as supplemented from time to time, for (i) Class A shares, Class B shares and Class C shares and (ii) Class S shares, which are attached to this statement of additional information as Exhibits A and B, respectively. The audited financial statements and related independent registered public accounting firm’s report for International Fund contained in the annual report to shareholders for the fiscal year ended August 31, 2006 are each incorporated herein by reference. No other parts of the annual report to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired des not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of the registration statement. As of August 31, 2006 the net asset value of Pacific Opportunities Fund did not exceed 10% of the net asset value of International Fund.

Further information about Pacific Opportunities Fund is contained in its two statements of additional information, each dated March 1, 2006, as supplemented from time to time, for (i) Class A shares, Class B shares and Class C shares and (ii) Class S shares. The audited financial statements and related independent registered public accounting firm’s report for Pacific Opportunities Fund contained in the Annual Report to shareholders for the fiscal year ended October 31, 2006 are incorporated herein by reference. No other parts of the Annual Report to shareholders are incorporated by reference herein.

The date of this statement of additional information is December [        ], 2006.

Appendix A DWS International Fund SAI Classes A, B, C and Institutional dated December 1, 2006

DWS Global Thematic Fund (formerly Scudder Global Fund) (Class A, B, C and R Shares)

a series of DWS Global/International Fund, Inc. (formerly Global/ International Fund, Inc.)

DWS International Fund (formerly Scudder International Fund) (Class A, B, C and Institutional Class Shares)

a series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined Class A, B, C and R shares prospectus for DWS Global Thematic Fund and the combined Class A, B and C shares prospectus and the Institutional Class prospectuses for DWS International Fund (each a “Fund,” collectively the “Funds”), series of DWS Global/International Fund, Inc. and DWS International Fund, Inc., respectively, dated December 1, 2006, as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, or the firm from which this Statement of Additional Information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2006 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into each applicable prospectus.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation (as defined below) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33?% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Global Thematic Fund is a diversified series of DWS Global/International Fund, Inc. DWS International Fund is a diversified series of DWS International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). DWS Global Thematic Fund offers five classes of shares: Class S, Class A, Class B, Class C and Class R shares. Only Class A, Class B, Class C and Class R are offered herein. DWS International Fund offers five classes of shares: Class S, Class A, Class B, Class C, and Institutional Class shares. Only Class A, Class B, Class C and Institutional Class of International Fund are offered herein. Each class has its own important features and policies.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

DWS Global Thematic Fund

DWS Global Thematic Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

DWS International Fund

DWS International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term growth of capital, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Temporary Defensive Policy. As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS

International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a Fund was not pursuing its investment goal.

Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs(TM)”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. DWS International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as a Fund’s assets increase (and thus have a more limited effect on a Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund’s investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a Fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM)) and Certificate of Accrual on Treasuries (CATS(TM)). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a Fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual Fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeAM and its affiliates to the DWS Mutual Funds.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Boards and the shareholders of each Fund recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to each Investment Management Agreement, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of each Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to each Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

Each Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Each Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

Each Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. Each Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under each Investment Management Agreement, the Funds pay the advisor a fee, computed daily and paid monthly, at the annual rates as a percentage of net assets shown below:

DWS Global Thematic Fund	Management Fee Rate
$0-$500 million	0.915%
$500 million-$1 billion	0.865%
$1 billion-$1.5 billion	0.815%
$1.5 billion-$2 billion	0.765%
over $2 billion	0.715%

DWS International Fund	Management Fee Rate
$0-$6 billion	0.59%
$6 billion-$7 billion	0.54%
Over $7 billion	0.515%

The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2006	Fiscal Year 2005*	Fiscal Year 2004*
DWS Global Thematic Fund	$10,935,782	$8,883,911	$8,518,604
DWS International Fund	$10,835,832	$10,735,566	$11,830,071

*	Prior to June 1, 2006, these fees included an administrative service fee.

DWS Global Thematic Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.70%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. In addition, through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.95% for Class R shares, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

In addition, the Boards and shareholders of each Fund recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the applicable Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Boards, including their independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. Each Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Administrative Agreement

From August 14, 2000, for DWS International Fund and September 11, 2000, for DWS Global Thematic Fund until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective April 1, 2004, the Administrative Agreement was terminated. For periods subsequent to April 1, 2004, the Funds have directly borne other Fund fees and expenses, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus.

DWS Global Thematic Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $43,945, $28,079 and $15,957 for Class A, B and C shares, respectively.

DWS International Fund

For the period September 1, 2003 through March 31, 2004, the Fund paid administrative service fees of $836,887, $196,749, $94,959 and $35,628 for Class A, B, C and Institutional Class shares, respectively.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as each Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides each Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and Brown Brothers Harriman & Co., (“BBH”), the Administrator has delegated certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Administrator, not by the Fund.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s ‘and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s ‘performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2006.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr (DWS International Fund)	$0	$500,001 - $1,000,000
Oliver Kratz (DWS Global Thematic Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2006.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	5	$1,536,550,901.00	0	$0

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Oliver Kratz (DWS Global Thematic Fund)	8	$2,028,268,188.37	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	3	$105,600,852.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	12	$439,531,809.36	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	4	$893,622,414.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	6	$796,861,927.81	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter. Pursuant to an Underwriting and Distribution Services Agreement (“Distribution Agreement”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of each Fund, Class R shares for DWS Global Thematic Fund and Institutional Class shares of DWS International Fund and acts as agent of each Fund in the continuous offering of its shares. Each Distribution Agreement for the Funds, dated April 5, 2002 was last approved by the Directors on September 28, 2006. Each Distribution Agreement will continue from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of each Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Funds pay the cost for the prospectuses and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase of Shares,” DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. DWS-SDI receives no compensation from the Funds as principal underwriter for Class A and R shares. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and Class R shares as applicable.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B, Class C and Class R shareholders, as applicable, under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. Each Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. Each Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination with respect to the Class A, B, C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B C or R shares, as defined under the 1940 Act. Each Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreements, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreements, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, DWS-SDI receives compensation from the Funds for its services under the Services Agreements.

DWS Scudder Distributors, Inc., the Funds’ distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the Funds, and that incentive will differ depending on the product category of the Fund. Each Fund is assigned to one of three product categories — “Core,” “Satellite” or “Non-Core/Satellite” — taking into consideration, among other things, the following criteria, where applicable:

•	The Fund’s 3 year performance;

•	The Fund’s Morningstar rating;

•	Market size for the Fund category;

•	The Fund’s size, including sales and redemptions of the Fund’s shares;

•	The length of time the Fund’s Portfolio Manager has managed the Fund; and

•	The Fund’s consistency with DWS Scudder’s branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a Fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a Fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each Fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the Fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the Fund into account when considering purchasing a Fund or evaluating any recommendations relating to Fund shares.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B, C and R shareholders under each Fund’s Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares, Class C shares and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares, Class C shares and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. Effective January 1, 2006, DWS-SDI no longer advances the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from the DWS Global Thematic Fund under its 12b-1 Plan, payable monthly, at an annual rate of 0.25% of average daily net assets of the Fund attributable to Class R shares.

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of the Fund, as applicable.

With respect to Class A and R shares of a Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A and R Shares, respectively, of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

Certain directors or officers of the Funds are also directors or officers of the Advisor or DWS-SDI, as indicated under “Directors and Officers.”

Compensation to Underwriter and Firms for Calendar Year 2005

DWS Global Thematic Fund	12b-1 Fees (Distribution Fee) Paid to DWS-SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to DWS-SDI	Compensation Paid by DWS-SDI to Firms from Distribution Fee	Compensation Paid by DWS-SDI to Firms from Shareholder Servicing Fee
Class A	N/A	$543	N/A	$55,730
Class B	$56,149	$227	$14,702	$17,738
Class C	$42,389	$57	$37,101	$50,591
Class R	$2,696	$7	$2,164	$4,228

DWS International Fund
Class A	N/A	$15,765	N/A	$493,429
Class B	$259,332	$299	$38,243	$79,740
Class C	$169,448	$157	$151,094	$192,181

Other Distribution Expenses Paid by Underwriter for Calendar Year 2005

DWS Global Thematic Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expenses
Class A	N/A	N/A	N/A	N/A	NA
Class B	$1,883	$131	$245	$131	$28,779
Class C	$5441	$342	$565	$336	$0
Class R	$2352	$142	$198	$136	$0

DWS International Fund
Class A	N/A	N/A	N/A	N/A	NA
Class B	$6,521	$458	$1,054	$484	$536,196
Class C	$12,703	$849	$1,788	$916	$0

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by DWS-SDI
DWS Global Thematic Fund	2006	$117,000	$36,000	$3,000	$78,000
	2005	$25,000	$2,000	$19,000	$4,000
	2004	$14,000	$11,000	$1,000	$2,000

DWS International Fund	2006	$68,000	$53,000	$3,000	$12,000
	2005	$71,000	$54,000	$5,000	$12,000
	2004	$72,000	$59,000	$3,000	$10,000

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectuses and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, an affiliate of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Effective upon termination of the Administrative Agreement, the Funds pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $339,742.

For the period April 1, 2004 through August 31, 2004, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $267,597.

For the fiscal year ended August 31, 2005, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $411,295.

For the fiscal year ended August 31, 2005, the amount charged to International Fund by DWS-SFAC for accounting services aggregated $531,757.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $503,034, all of which was paid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Effective June 1, 2006 pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB.

Custodian, Transfer Agent and Shareholder Service Agent

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian of the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporations pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

DWS Scudder Investments Service Company (“DWS-SISC”), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the Funds’ transfer agent, dividend-paying agent and shareholder service agent for each Fund’s Class A, B, C shares, DWS Global Thematic Fund’s Class R shares and DWS International Fund’s Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Funds. DWS-SISC receives as transfer agent, annual account fees of $5 per account, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. For Class R shares, DWS-SISC is compensated as follows: (for non-money market accounts) an open account charge of $29 and an asset-based fee of 0.05% for out of pocket expenses.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

SERVICE PLANS

DWS Global Thematic Fund — Class R Shares

The Fund has adopted a service plan (the “Service Plan”) with respect to Class R shares of Global Thematic Fund which authorizes the Fund to compensate Service Organizations whose customers invest in Class R shares of Global Thematic Fund for providing certain personal, account administration and/or shareholder liaison services. Pursuant to the Plan, the Fund may enter into agreements with Service Organizations (“Service Agreements”). Under such Service Agreements or otherwise, the Service Organizations may perform some or all of the following services: (i) acting as record holder and nominee of all Class R shares of the Fund beneficially owned by their customers; (ii) establishing and maintaining individual accounts and records with respect to the Class R shares of the Fund owned by each customer; (iii) providing facilities to answer inquiries and respond to correspondence from customers about the status of their accounts or about other aspects of the Corporation or Fund; (iv) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange such shares; (v) receiving and transmitting funds representing the purchase price or redemption proceeds of such shares; (vi) participant level recordkeeping, sub-accounting, and other administrative services in connection with the entry of purchase and redemption orders for the Service Plan; (vii) withholding sums required by applicable authorities; (viii) providing daily violation services to the Service Plan; (ix) paying and filing of all withholding and documentation required by appropriate government agencies; (x) provision of reports, refund and other documents required by tax laws and the Employee Retirement Income Security Act of 1974 (“ERISA”); and (xi) providing prospectuses, proxy materials and other documents of an applicable Fund to participants as may be required by law.

As compensation for such services, each Service Organization of the Fund is entitled to receive a service fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Fund’s Class R shares attributable to customers of such Service Organization. Service Organizations may from time to time be required to meet certain other criteria in order to receive service fees.

In accordance with the terms of the Service Plan, the Officers of the Corporation provide to the Corporation’s Board of Directors for their review periodically a written report of services performed by and fees paid to each Service Organization under the Service Agreements and Service Plan.

Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply to a Service Organization’s receipt of compensation paid by the Fund in connection with the investment of fiduciary assets in Class R shares of the Fund. Service Organizations that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions are urged to consult their own legal advisors before investing fiduciary assets in Class R shares of the Fund and receiving service fees.

The Corporations believe that fiduciaries of ERISA plans may properly receive fees under theService Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. Those standards are designed to help ensure that the fiduciary’s decisions are made in the best interests of the plan and are not colored by self-interest.

Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interests of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes within the definition of “party in interest” with respect to a plan any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it would also prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan’s participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary’s receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Global Thematic Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006 the Fund paid aggregate brokerage commissions of $2,263,000, $1,881,808, and $5,808,194, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
General Electric Co.	$25,906,000
Julius Baer Investment Management LLC	$20,374,000
Erste Bank Der Oesterreichiscehn Sparkassen	$16,285,000
ABN Amro Holdings NV	$15,257,000
Credit Suisse	$12,056,000
Allianz AG	$9,336,000
Bangkok Bank	$8,322,000
DBS Group Holdings Ltd.	$4,243,000

DWS International Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006 the Fund paid aggregate brokerage commissions of, $2,035,000, $3,601,297 and $4,516,279, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
Societe Generale	$34,809,000
Unicredito Italiano SpA	$30,028,000
ING Groep NV	$22,977,000
AXA	$21,181,000
Australia & New Zealand Group, Ltd.	$18,521,000
Alpha Bank AE	$10,778,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Global Thematic Fund	0%	0%	$0
DWS International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2006	2005
DWS Global Thematic Fund	143%	54%
DWS International Fund	76%	57%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Funds and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to DWS-SISC for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by each Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between each Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of each Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of each Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell (not applicable to Class R shares). QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Fund prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Funds sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS Scudder Distributors, Inc. may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS Global Thematic Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and DWS Scudder Flex Plan(1)		Compensation Schedule #2: DWS Scudder Premium Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold		As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%
Over $3 million to $50 million	0.50%	Over $	3 million	0.00% - 0.50%
Over $50 million	0.25%		—	—

Compensation Schedule #3: DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%

(1)	For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.
(3)	DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Funds for services as distributor and principal underwriter for Class C shares.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Funds (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Funds serviced and maintained by the financial advisor, .05% to .40% of sales of the Funds attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Funds or of any particular share class of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. — International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $ 50,000	5.75%		6.10%		5.20%
$50,000 but less than $ 100,000	4.50		4.71		4.00
$100,000 but less than $ 250,000	3.50		3.63		3.00
$250,000 but less than $ 500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	**	.00	***

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. Each Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor’s purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds’ Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of a Fund are offered at net asset value. No initial sales charge is imposed which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Funds’ prospectus and Statement of Additional Information.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or DWS mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Funds or service agents of the Funds;

(c)	certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DWS-SDI. The privilege of purchasing Class A shares of the Funds at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates (“DWS Scudder Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.

Purchase of Institutional Class Shares. (DWS International Fund only) Information on how to buy shares is set forth in the section entitled “How to Invest in the Fund” in the Fund’s Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. There is no minimum subsequent investment requirement for Institutional Class shares.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Purchase of Class R Shares. (DWS Global Thematic Fund only) Investors may invest in Class R shares through certain retirement and other plans. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25% distribution fee, 0.25% shareholder service fee.)

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of a Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under a Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Fund, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectuses. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, (i) interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below); or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If a Fund’s book income is less than its taxable income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2011, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on a preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of a Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of each Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	87

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	87

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation((1)) (telecommunications) (November 1989-October 2003)	87

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	85

Interested Board Member

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter:	DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of each Corporation met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held seven (7) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(1)(2)(3)(4)
Henry P. Becton, Jr.(3)(4)	$3,502	$5,830	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$4,324	$6,816	$0	$203,829
Keith R. Fox(3)(4)(5)	$3,920	$6,585	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$932	$1,471	$0	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000

Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(1)(2)(3)(4)
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason Stromberg(3)(4)(5)	$3,778	$6,315	$0	$178,549
Carl W. Vogt(3)(4)(5)	$3,439	$5,718	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in each Fund and Fund Complex as of December 31, 2005.

Independent Board Member	Dollar Range of Securities Owned in DWS Global Thematic Fund	Dollar Range of Securities Owned in DWS International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director(2)
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 - $50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001 - $50,000	Over $100,000
Kenneth C. Froewiss	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	$50,001 - $100,000	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy, Jr.	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Interested Board Member:

Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS Funds registered outside the US.

Securities Beneficially Owned

As of November 24, 2006, all Directors and Officers of each Corporation as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

To the best of each Fund’s knowledge, as of November 24, 2006, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 24, 2006, 386,763.02 shares in the aggregate, or 7.83% of the outstanding shares of DWS Global Thematic Fund, Class A, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 61,692.89 shares in the aggregate, or 12.52% of the outstanding shares of DWS Global Thematic Fund, Class B, were held in the name of Citigroup Global Markets, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 53,847.28 shares in the aggregate, or 10.93% of the outstanding shares of DWS Global Thematic Fund, Class B, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 302,416.49 shares in the aggregate, or 17.31% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of MLPF&S for the Sole Benefit of its Customers, Attn: Fund Administration, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 229,746.64 shares in the aggregate, or 13.15% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 98,985.84 shares in the aggregate, or 5.67% of the outstanding shares of DWS Global Thematic Fund, Class C, were held in the name of Citigroup Global Markets, Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 43,497.55 shares in the aggregate, or 39.72% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of State Street Bank & Trust TTEE, FBO ADP/DWS Scudder Choice 401(K) Product, Florham Park, NJ 07932, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 16,698.96 shares in the aggregate, or 15.25% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of DWS Trust Company FBO Applied Energy Solutions LLC 401(K) Plan, Attn: Asset Recon Dept., Salem, NH 03079-1143, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 9,719.99 shares in the aggregate, or 8.88% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of MG Trust Co. Agent, Frontier Trust Co. TTEE FBO Innovation Association 401, Fargo, ND 58106-0699, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 7,809.75 shares in the aggregate, or 7.13% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of S&S Manufacturing 401K, Steven E Silverman TTEE, FBO S&S Manufacturing, E. Brunswick, NJ 08816-1635, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 8,406.64 shares in the aggregate, or 7.68% of the outstanding shares of DWS Global Thematic Fund, Class R, were held in the name of MFS Heritage Trust Co., FBO Certain Employee Benefit Plans, Boston, MA 02205-5824, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 17,666.47 shares in the aggregate, or 6.36% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 66,343.49 shares in the aggregate, or 23.89% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Carey & Co. Trust Division XXXXX, C/O Huntington National Bank, Columbus, OH 43219-6010, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 56,812.21 shares in the aggregate, or 20.46% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of State Street Bank & Trust Co. Cust FBO Scudder Pathway Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 35,332.94 shares in the aggregate, or 12.72% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 31,891.69 shares in the aggregate, or 11.48% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of State Street Bank & Trust Co. Cust FBO Scudder Pathway Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 27,522.80 shares in the aggregate, or 9.91% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 18,960.94 shares in the aggregate, or 6.83% of the outstanding shares of DWS International Fund, Institutional Class, were held in the name of Pershing LLC, Jersey City, NJ 07303, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Global Thematic Fund. DWS Global Thematic Fund is a series of DWS Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: DWS Global Thematic Fund, DWS Global Bond Fund, DWS Global Opportunities Fund and DWS Emerging Markets Fixed Income Fund. Each Fund except DWS Global Thematic Fund is further divided into four classes of shares, Class S, Class A, Class B and Class C shares. DWS Global Thematic Fund is further divided into five classes of shares: Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of DWS Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to DWS Global Opportunities Fund, 529,154,575 shares of which are allocated to DWS Global Bond Fund, and 320 million shares of which are allocated to each of DWS Emerging Markets Fixed Income Fund and 370 million shares of which are allocated to DWS Global Thematic Fund.

DWS International Fund, Inc. (the “Corporation”) was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992; DWS Europe Equity Fund, organized in October 1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares. DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of the Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of the Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate the Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of the Fund or class, shareholders of such Fund or class of the Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

The Corporation’s Board of Directors supervises the Fund’s activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors.

The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Global Thematic Fund and DWS International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements as applicable in the Annual Report to the Shareholders of each Fund dated August 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The CUSIP number of DWS Global Thematic Fund — Class A is 233379817.

The CUSIP number of DWS Global Thematic Fund — Class B is 233379791.

The CUSIP number of DWS Global Thematic Fund — Class C is 233379783.

The CUSIP number of DWS Global Thematic Fund — Class R is 233379767.

The CUSIP number of DWS International Fund — Class A: 23337R858.

The CUSIP number of DWS International Fund — Class B is 23337R841.

The CUSIP number of DWS International Fund — Class C is 23337833.

The CUSIP number of DWS International Fund — Institutional Class is 23337R791.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Global Thematic Fund and DWS International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

Appendix B

DWS International Fund SAI Class S dated December 1, 2006

DWS Global Thematic Fund (formerly Scudder Global Fund)

a series of DWS Global/International Fund, Inc.

(formerly Global/International Fund, Inc.)

DWS International Fund (formerly Scudder International Fund)

a series of DWS International Fund, Inc.

(formerly Scudder International Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

Class S Shares

December 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the DWS Global Thematic Fund and DWS International Fund (each a “Fund,” collectively the “Funds”), series of DWS Global/International Fund, Inc. and DWS International Fund, Inc., respectively, dated December 1, 2006, as amended from time to time, a copy of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-728-3337 or the firm from which this Statement of Additional Information was obtained and is available along with other related materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders of each Fund, dated August 31, 2006 are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This combined Statement of Additional Information is incorporated by reference into the combined prospectus.

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INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	make loans to other persons, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With respect to fundamental policy number five above, the Funds have no current intention to hold and sell real estate acquired as a result of a Fund’s ownership of securities.

The Directors of each Corporation (as defined below) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(g)	lend portfolio securities in an amount greater than 33 1/3% of its total assets.

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

Each Fund may engage in short sales against-the-box, although it is the Fund’s current intention that no more than 5% of its net assets will be at risk.

Each Fund will not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund. DWS Global Thematic Fund is a diversified series of DWS Global/International Fund, Inc. DWS International Fund is a diversified series of DWS International Fund, Inc. (each a “Corporation,” collectively the “Corporations”). DWS Global Thematic Fund offers five classes of shares: Class S, Class A, Class B, Class C and Class R shares. Only Class S shares are offered herein. DWS International Fund offers five classes of shares: Class S, Class A, Class B, Class C and Institutional Class shares. Only Class S shares are offered herein. Each class has its own important features and policies.

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider

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whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund’s objective will be met.

Changes in portfolio securities are made on the basis of investment considerations and it is against the policy of management to make changes for trading purposes.

DWS Global Thematic Fund

DWS Global Thematic Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the US. The Fund may be invested 100% in non-US issues, and for temporary defensive purposes may be invested 100% in US issues, although under normal circumstances it is expected that both foreign and US investments will be represented in the Fund’s portfolio.

For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Advisor determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. The Fund may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or below by Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), or deemed by the Advisor to be of comparable quality (commonly referred to as “high yield” or “junk” bonds).

DWS International Fund

DWS International Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the US. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International (“MSCI”) Europe, Australia, Far East (“EAFE”) Index, but may invest in “emerging markets.” The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

When the Advisor believes that it is appropriate to do so in order to achieve the Fund’s investment objective of long-term growth of capital, the Fund may invest up to 20% of its total assets in debt securities. The Fund will predominantly purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged by the Advisor to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

The Fund may hold up to 20% of its net assets in US and foreign fixed income securities for temporary defensive purposes when the Advisor believes that market conditions so warrant. The Fund may invest up to 20% of its net assets under normal conditions, and without limit for temporary defensive purposes, in cash or cash equivalents including domestic and foreign money market instruments, short-term government and corporate obligations and repurchase agreements, when the Advisor deems such a position advisable in light of economic or market conditions.

To meet federal tax requirements for qualification as a regulated investment company each Fund must limit its investments so that at the close of each quarter of its taxable year (1) no more than 25% of its total assets are invested in securities of a single issuer (other than US government or a regulated investment company), and (2) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Temporary Defensive Policy. As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporarily defensive position, a Fund was not pursuing its goal.

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Master/feeder Fund Structure. The Boards of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

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The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYON”(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs and other

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types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker-dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date.

A Fund will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Fund will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging a Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Fund’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that a Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Euro. The implementation of the Euro may result in uncertainties for European securities and the operation of a Fund. The Euro was introduced on January 1, 1999 by eleven members countries of the European Economic and Monetary Union (EMU). Implementation of the Euro requires the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments which would not otherwise occur. Additional questions are raised by the fact that certain other European Community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

Eurodollar Instruments. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

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Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the net asset value of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness) involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not

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been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investments. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

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Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase, to a limited extent, debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities, which usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the greater their risks render them like equity securities. DWS International Fund will invest no more than 5% of its total assets in securities rated BB or lower by Moody’s or Ba by S&P, and may invest in securities which are rated D by S&P. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

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High yield, high-risk securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuations in response to changes in interest rates. An economic downturn could disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Boards have approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the 1933 Act when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

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A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid security and the point at which a Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as a Fund’s assets increase (and thus have a more limited effect on a Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (“SEC”), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded

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(which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. A Fund may purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. The Funds may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, Funds may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its registration statement.

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Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. A Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Fund. A Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Companies. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is

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unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

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REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker-dealer. Some repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. A Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to a Fund’s investment restrictions applicable to that activity. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in

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small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in a Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In

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addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that

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option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of a Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds have claimed exclusion from the definition of the term “commodity pool operator” adapted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a

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daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Fund may engage in currency transactions with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the US dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or

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currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities

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subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires a Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund’s obligations or to segregate cash or liquid assets equal to the amount of a Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet their obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of their obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

A Fund’s activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise

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more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. A Fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a Fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a Fund, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

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The government guarantee of the US Government Securities in a Fund’s portfolio does not guarantee the net asset value of the shares of a Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to a Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, however, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks

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have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS(TM) and Certificate of Accrual on Treasuries (CATS(TM). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying US Government securities. A Fund understands that the staff of the Division of Investment Management of the SEC no longer considers such privately stripped obligations to be US Government securities, as defined in the 1940 Act; therefore, a Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be US Government securities for the purpose of determining if a Fund is “diversified” under the 1940 Act.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, each Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each Fund’s prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

Each Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than

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holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the Funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by each Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The term “DWS Scudder” is the designation given to the products and services provided by DeAM and its affiliates to the DWS Mutual Funds.

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The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Boards and the shareholders of each Fund recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Funds. Pursuant to each Investment Management Agreements, the Advisor provides continuing investment management of the assets of each Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for each Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with each Fund’s policies as stated in its Prospectus and SAI, or as adopted by each Fund’s Board. The Advisor will also monitor, to the extent not monitored by each Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to each Fund’s Board in valuing the securities and other instruments held by each Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by each Fund.

Pursuant to each Investment Management Agreement, (unless otherwise provided in the agreement or as determined by each Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

Each Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

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Each Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. Each Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all series provided under each Investment Management Agreement, the funds pay the advisor a fee, computed daily and paid monthly, at the annual rates as a percentage of net assets shown below:

DWS Global Thematic Fund	Management Fee Rate
$0-$500 million	0.915%
$500 million-$1 billion	0.865%
$1 billion-$1.5 billion	0.815%
$1.5 billion-$2 billion	0.765%
over $2 billion	0.715%

DWS International Fund	Management Fee Rate
$0-$6 billion	0.59%
$6 billion-$7 billion	0.54%
over $7 billion	0.515%

The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal Year 2006	Fiscal Year 2005*	Fiscal Year 2004*
DWS Global Thematic Fund	$10,935,782	$8,883,911	$8,518,604
DWS International Fund	$10,835,832	$10,735,566	$11,830,071

*	Prior to June 1, 2006, these fees included an administrative service fee.

DWS Global Thematic Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.28% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

DWS International Fund. Through September 30, 2007, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

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The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

In addition, the Boards and shareholders of each Fund recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the applicable Board, including a majority of their independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Boards, including their independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. Each Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. Each Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Administrative Agreement

From August 14, 2000 for DWS International Fund, and September 11, 2000 for DWS Global Thematic Fund, until March 31, 2004, each Fund operated under an administrative services agreement with the Advisor (the ”Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”). Effective April 1, 2004, the Administrative Agreement was terminated. For periods subsequent to April 1, 2004, the Funds have directly borne other Fund fees and expenses, subject to the Advisor’s contractual obligation to waive fees and reimburse expenses to maintain the Fund’s operating expenses at a specified level, as disclosed in the Prospectus.

DWS Global Thematic Fund

For the period through March 31, 2004, the Administrative Fee paid by the Fund was $2,412,814, of which $427 and $12,751 for Class AARP and Class S, respectively, were not imposed as of August 31, 2004.

DWS International Fund

For the period September 1, 2003 through March 31, 2004, the Administrative Fee paid by the Fund was $6,145,072.

Each Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund’s average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as each Board of the Funds reasonably deems necessary for the proper administration of the Funds. The Advisor provides each Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect

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payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain Fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Administrator and Brown Brothers Harriman & Co., (“BBH”), the Administrator has delegated certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Administrator, not by the Funds.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Codes of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

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•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3- and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers. The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of August 31, 2006.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Matthias Knerr (DWS International Fund)	$0	$500,001 - $1,000,000
Oliver Kratz (DWS Global Thematic Fund)	$100,001 - $500,000	$100,001 - $500,000

Conflicts of Interest. In addition to managing the assets of a Fund, a Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of August 31, 2006.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	5	$1,536,550,901.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	8	$2,028,268,188.37	0	$0

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Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Matthias Knerr (DWS International Fund)	3	$105,600,852.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	12	$439,531,809.36	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Matthias Knerr (DWS International Fund)	4	$893,622,414.00	0	$0
Oliver Kratz (DWS Global Thematic Fund)	6	$796,861,927.81	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

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•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•	The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Boards.

FUND SERVICE PROVIDERS

Principal Underwriter

The Corporations, on behalf of the Funds, have an underwriting agreement with DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor” or “DWS-SDI”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporations’ underwriting agreements dated April 5, 2002 were last approved by the Directors on September 28, 2006 and will remain in effect from year to year thereafter only if their continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

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The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although Class S shares of the Funds do not have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporations pursuant to a 12b-1 Plan, if any, adopted by the Corporations, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray, LLP, One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to each Fund and the Independent Directors of each Fund.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, an affiliate of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to an agreement between DWS-SFAC and State Street Bank and Trust Company (“SSB”), DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Effective upon termination of the Administrative Agreement, the Funds pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

For the period April 1, 2004 through August 31, 2004 the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $339,742.

For the period April 1, 2004 through August 31, 2004 the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $267,597.

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For the fiscal year ended August 31, 2005 the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $411,295.

For the fiscal year ended August 31, 2005 the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $531,757.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS Global Thematic Fund by DWS-SFAC for accounting services aggregated $391,546, all of which was paid.

For the period from September 1, 2005 through May 31, 2006, the amount charged to DWS International Fund by DWS-SFAC for accounting services aggregated $503,034, all of which was paid.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Effective June 1, 2006, pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB.

Custodian

Brown Brothers Harriman & Company (“Custodian”), 40 Water Street, Boston, MA 02109 serves as Custodian to the Funds. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporations pursuant to Rule 17f-5 of the 1940 Act.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent

DWS Scudder Service Corporation (“Service Corporation” or “DWS-SSC”), P.O. Box 219669, Kansas City, Missouri, 64121-9669, an affiliate of the Advisor, is the transfer agent and dividend-disbursing agent for each Fund. Service Corporation also serves as shareholder service agent for each Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SSC, not by the Funds. Each Fund pays Service Corporation an annual fee of $26 for each regular account for a shareholder and $29 for each retirement account maintained for a participant.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

Retirement Service Provider. DWS Trust Company, 11 Northeastern Boulevard, Salem, NH 03079 an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Funds. Annual service fees are paid by each Fund to DWS Trust Company for such accounts. Each Fund pays DWS Trust Company an annual fee of $29 per shareholder account.

Prior to April 30, 2004, the foregoing costs were borne by the Advisor in accordance with the Administrative Agreement.

Pursuant to an agreement between DWS Trust Company and ADP, DWS Trust Company has delegated certain of these sub-accounting and recordkeeping services to ADP. The costs and expenses of such delegation are borne by DWSTC, not by the Funds.

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PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for each Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

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Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Fund making the trade, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Global Thematic Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006, the Fund paid aggregate brokerage commissions of $2,263,000, $1,881,808 and $5,808,194, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
General Electric Co.	$25,906,000
Julius Baer Investment Management LLC	$20,374,000
Erste Bank Der Oesterreichiscehn Sparkassen	$16,285,000
ABN Amro Holdings NV	$15,257,000
Credit Suisse	$12,056,000
Allianz AG	$9,336,000
Bangkok Bank	$8,322,000
DBS Group Holdings Ltd.	$4,243,000

DWS International Fund: For the fiscal years ended August 31, 2004, August 31, 2005 and August 31, 2006, the Fund paid aggregate brokerage commissions of $2,035,000, $3,601,297 and $4,516,279, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2006, the Fund held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of August 31, 2006
Societe Generale	$34,809,000
Unicredito Italiano SpA	$30,028,000
ING Groep NV	$22,977,000
AXA	$21,181,000
Australia & New Zealand Group, Ltd.	$18,521,000
Alpha Bank AE	$10,778,000

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Global Thematic Fund	0%	0%	$0
DWS International Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2006	2005
DWS Global Thematic Fund	143%	54%
DWS International Fund	76%	57%

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds’ agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Funds and their agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the

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determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DWS-SDI (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to Service Corporation for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for the Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on each Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

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confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS Scudder’s Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Funds or the Advisor and its affiliates. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if

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they prefer, subscribe initially for at least $2,500 for Class S through DWS Scudder Distributors, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Revenue Sharing. In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Funds, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any Fund, any record keeping/sub-transfer agency fees payable by the Funds (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a Fund with “shelf space” or access to a third party platform

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or fund offering list, or other marketing programs including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Funds attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Funds serviced and maintained by the financial advisor, .05% to .40% of sales of the Funds attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of these Funds or of any particular share class of the Funds. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of these Funds.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

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RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

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Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co.-International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

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Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance Company

First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group Minnesota Life Insurance Company

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

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United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Funds or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Eligible Class S Investors.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

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5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the Fund in connection with the Fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

10.	Shareholders of Investment Class of any DWS Fund who became shareholders of Class S shares of the Fund with the renaming or conversion of Investment Class to Class S on October 23, 2006.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Funds. For this reason, each Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’.

A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

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A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Portfolio’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of a Portfolio under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

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Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY Tax Free Money Funds, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. — Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. — Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to distribute its investment company taxable income and any net realized capital gains in November or December to avoid federal excise tax, although an additional distribution may be made if necessary.

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains, annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically

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reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

FEDERAL INCOME TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Federal Taxation. Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

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Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends from domestic corporations may comprise a substantial part of each Fund’s gross income. If any such dividends constitute a portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty.

So long as more than 50% of the value of the total assets of a Fund at the close of the taxable year consists of securities in foreign corporations, the Fund may make an election under Section 853 of the Code to enable the

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shareholders to claim a credit or deduction (subject to limitations) on their federal income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders will treat such amounts as part of their distribution from the Fund. The foreign tax credit available to shareholders is subject to certain limitations and restrictions imposed by the Code.

If a Fund does not make the election permitted under section 853 of the Code, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Other Tax Considerations. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of a Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of a Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, that Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Each Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause a Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semiannual reports to shareholders.

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All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “US person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2011, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from US-source interest income that would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds do not intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares

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of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security’s primary exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

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DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of each Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise as provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Board Members

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: Cloverleaf Transportation Inc. (trucking)	87

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present). Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	87

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-October 2003)	87

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	85

Interested Board Member

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers(3)

Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	n/a

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management	n/a

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Name, Year of Birth, Position with the Corporation and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen
Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005 -present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(5) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005) Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management	n/a

Scott M. McHugh(6) (1971) Assistant Treasurer, 2005-present	Director(4), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management	n/a

John Robbins(5) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(4), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)	n/a

A. Thomas Smith(5) (1956) Chief Legal Officer, 2005-present	Managing Director(4), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

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(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
(3)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Board Members

The Board Members of the Trust met 10 times during the calendar year ended December 31, 2005 and each Board Member attended at least 75% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

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The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held seven (7) meetings during the calendar year 2005.

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisors’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the fund complex received by each Board Member during the calendar year 2005. Drs. Gruber, Herring and Saunders, Messrs. Jones and Searcy, and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the fund complex during the relevant periods. No Board Member of the Funds receives pension or retirement benefits from the Funds.

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Independent Board Member	Compensation from DWS Global Thematic Fund	Compensation from DWS International Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (1)(2)(3)(4)
Henry P. Becton, Jr.(3)(4)	$3,502	$5,830	$0	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$4,324	$6,816	$0	$203,829
Keith R. Fox(3)(4)(5)	$3,920	$6,585	$0	$184,829
Kenneth C. Froewiss(3)(5)(6)	$932	$1,471	$0	$129,687
Martin J. Gruber(7)(9)	$0	$0	$0	$135,000
Richard J. Herring(7)(8)(9)	$0	$0	$0	$136,000
Graham E. Jones(7)(9)	$0	$0	$0	$144,000
Rebecca W. Rimel(7)(8)(9)	$0	$0	$0	$146,280
Philip Saunders, Jr.(7)(9)	$0	$0	$0	$145,000
William N. Searcy, Jr.(7)(9)	$0	$0	$0	$150,500
Jean Gleason Stromberg(3)(4)(5)	$3,778	$6,315	$0	$178,549
Carl W. Vogt(3)(4)(5)	$3,439	$5,718	$0	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Board Member, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.
(5)	Aggregate compensation also reflects amounts paid to the Board Members for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the previous board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Board Member was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Board Members for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable funds.

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Any Board Member who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Board Members may select from among certain funds in the DWS Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Board Members’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Member Ownership in the Fund(1)

The following table shows the dollar range of equity securities beneficially owned by each Board Member in each Fund and Fund Complex as of December 31, 2005.

Independent Board Member	Dollar Range of Securities Owned in DWS Global Thematic Fund	Dollar Range of Securities Owned in DWS International Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director(2)
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001- $50,000	Over $100,000
Dawn-Marie Driscoll	$10,001 - $50,000	$1 - $10,000	Over $100,000
Keith R. Fox	None	$10,001- $50,000	Over $100,000
Kenneth C. Froewiss	None	None	Over $100,000
Martin J. Gruber	None	None	Over $100,000
Richard J. Herring	None	None	Over $100,000
Graham E. Jones	None	None	Over $100,000
Rebecca W. Rimel	$50,001 - $100,000	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000	Over $100,000
William N. Searcy, Jr.	None	None	Over $100,000
Jean Gleason Stromberg	None	None	Over $100,000
Carl W. Vogt	None	None	Over $100,000

Interested Board Member:

Axel Schwarzer	None	None(3)

(1)	The amount shown includes share equivalents of funds which the Board Member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
(3)	Mr. Schwarzer as a non-US citizen does not own US registered funds but does own over $100,000 of DWS funds registered outside the US.

Securities Beneficially Owned

As of November 24, 2006, all Directors and Officers of each Corporation as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

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To the best of each Fund’s knowledge, as of November 24, 2006, no person owned of record or beneficially 5% or more of any class of a Fund’s outstanding shares, except as noted below:

As of November 24, 2006, 2,341,872.74 shares in the aggregate, or 6.93% of the outstanding shares of DWS Global Thematic Fund, Class S, were held in the name of Charles Schwab & Co, Inc., Reinvest Account, San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

As of November 24, 2006, 1,790,287.08 shares in the aggregate, or 7.50% of the outstanding shares of DWS International Fund, Class S, were held in the name of Charles Schwab & Co, Inc., Attn: Mutual Funds Dept., San Francisco, CA 94104, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

Agreement to Indemnify Independent Directors for Certain Expenses.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be

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incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Funds.

FUND ORGANIZATION

Organizational Description

DWS Global Thematic Fund. DWS Global Thematic Fund is a series of DWS Global/International Fund, Inc., a Maryland corporation organized on May 15, 1986. The name of this Corporation was changed, effective May 29, 1998, from Scudder Global Fund, Inc. This Corporation currently consists of four series: DWS Global Thematic Fund, DWS Global Bond Fund, DWS Global Opportunities Fund and DWS Emerging Markets Fixed Income Fund. Each Fund except DWS Global Thematic Fund is further divided into four classes of shares, Class S, Class A, Class B and Class C shares. DWS Global Thematic Fund is further divided into five classes of shares: Class S, Class A, Class B, Class C and Class R.

The authorized capital stock of DWS Global/International Fund, Inc. consists of 1,559,993,796 shares with $0.01 par value, 200 million shares of which are allocated to DWS Global Opportunities Fund, 529,154,575 shares of which are allocated to DWS Global Bond Fund, and 320 million shares of which are allocated to DWS Emerging Markets Fixed Income Fund and 370 million shares of which are allocated to DWS Global Thematic Fund.

DWS International Fund. DWS International Fund, Inc. (the “Corporation”) was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992; DWS Europe Equity Fund, organized in October 1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares. DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

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The Board of Directors may determine that shares of the Fund or a class of the Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of the Fund or a class of the Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of the Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of the Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate the Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation

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to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of the Fund or class, shareholders of such Fund or class of the Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

The Corporation’s Board of Directors supervises the Fund’s activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

PROXY VOTING GUIDELINES

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to its respective Board’s general oversight. Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of DWS Global Thematic Fund and DWS International Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated August 31, 2006, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

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ADDITIONAL INFORMATION

The CUSIP number of DWS Global Thematic Fund Class S is 233379759.

The CUSIP number of DWS International Fund Class S shares is 23337R817.

Each Fund has a fiscal year end of August 31.

This Statement of Additional Information contains the information of DWS Global Thematic Fund and DWS International Fund. Each Fund, through its combined prospectus, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Directors of each Fund have considered this, and have approved the use of this Statement of Additional Information.

The Funds’ prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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RATINGS OF INVESTMENTS

Standard & Poor’s Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well

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safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. “AA”` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization

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process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody’s: The highest ratings for state and municipal short-term obligations are “MIG 1,” “MIG 2,” and “MIG 3” (or “VMIG 1,” “VMIG 2” and “VMIG 3” in the case of an issue having a variable rate demand feature). Notes rated “MIG 1” or “VMIG 1” are judged to be of the “best quality”. Notes rated “MIG 2” or “VMIG 2” are of “high quality,” with margins or protection “ample although not as large as in the preceding group”. Notes rated “MIG 3” or “VMIG 3” are of “favorable quality,” with all security elements accounted for but lacking the strength of the preceding grades.

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S&P: The “SP-1” rating reflects a “very strong or strong capacity to pay principal and interest”. Notes issued with “overwhelming safety characteristics” will be rated “SP-1+”. The “SP-2” rating reflects a “satisfactory capacity” to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are “F-1+,” “F-1,” and “F-2.”

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DWS International Fund Prospectus dated December 1, 2006 for Classes A, B & C

DECEMBER 1, 2006

PROSPECTUS

DWS Global Thematic Fund — Classes A, B, C and R (formerly

Scudder Global Fund)

DWS International Fund — Classes A, B and C (formerly

Scudder International Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Contents

How the Funds Work

4	DWS Global Thematic Fund

13	DWS International Fund

21	Other Policies and Secondary Risks

23	Who Manages and Oversees the Funds

30	Financial Highlights

How to Invest in the Funds

38	Choosing a Share Class

48	How to Buy Class A, B and C Shares

49	How to Exchange or Sell Class A, B and C Shares

50	How to Buy or Sell Class R Shares

51	Policies You Should Know About

65	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Classes A, B and C shares are generally intended for investors seeking the advice and assistance of a financial advisor. Class R shares are only available to participants in certain retirement plans.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

	Class A	Class B	Class C	Class R
ticker symbol	SGQAX	SGQBX	SGQCX	SGQRX
fund number	407	607	707	1512

DWS Global Thematic Fund

(formerly Scudder Global Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund’s equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given country.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a broadly diversified approach to global investing with an emphasis on long-term growth of capital.

5

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

6

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

7

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was June 18, 2001. The inception date for Class R shares was November 3, 2003. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B, C or R and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for Class R shares or for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Global Thematic Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	13.33
1997	16.92
1998	12.28
1999	23.13
2000	-3.28
2001	-16.62
2002	-17.21
2003	31.93
2004	14.69
2005	22.73

2006 Total Return as of September 30: 16.92%

For the periods included in the bar chart:

Best Quarter: 15.12%, Q4 1999	Worst Quarter: -17.42%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	15.67	3.85	7.91
Return after Taxes on Distributions	14.13	3.35	5.98
Return after Taxes on Distributions and Sale of Fund Shares	9.58	3.01	5.89
Class B (Return before Taxes)	18.73	4.09	7.69
Class C (Return before Taxes)	21.73	4.27	7.71
Class R (Return before Taxes)	22.37	4.85	8.30
Index (reflects no deductions for fees, expenses or taxes)	9.49	2.18	7.04

Index: Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C	Class R
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%	None
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee(4)	0.99%		0.99%	0.99%	0.99%
Distribution/Service (12b-1) Fees	0.24		0.99	1.00	0.46
Other Expenses(5)	0.47		0.49	0.50	0.55

Total Annual Operating Expenses(6)	1.70		2.47	2.49	2.00

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(5)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.
(6)	Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.70%, 2.45%, 2.45% and 1.95% for Class A, Class B, Class C and Class R shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

11

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$738	$1,080	$1,445	$2,468
Class B shares	650	1,070	1,516	2,443
Class C shares	352	776	1,326	2,826
Class R shares	203	627	1,078	2,327

Expenses, assuming you kept your shares
Class A shares	$738	$1,080	$1,445	$2,468
Class B shares	250	770	1,316	2,443
Class C shares	252	776	1,326	2,826
Class R shares	203	627	1,078	2,327

12

	Class A	Class B	Class C
ticker symbol	SUIAX	SUIBX	SUICX
fund number	468	668	768

DWS International Fund

(formerly Scudder International Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

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The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

14

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

15

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

16

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

17

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A shares (formerly Class R) is August 2, 1999. The inception date for Class B and C shares is December 29, 2000. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B or C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	14.24
1997	7.68
1998	18.30
1999	57.33
2000	-19.40
2001	-27.10
2002	-16.56
2003	27.46
2004	16.37
2005	15.94

2006 Total Return as of September 30: 12.80%

For the periods included in the bar chart:

Best Quarter: 30.20%, Q4 1999	Worst Quarter: -19.42%, Q3 2002

18

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years		10 Years
Class A
Return before Taxes	9.28	-0.28		6.15
Return after Taxes on Distributions	9.12	-0.27		5.11
Return after Taxes on Distributions and Sale of Fund Shares	4.51	-0.27	*	4.98
Class B (Return before Taxes)	11.65	-0.17		5.91
Class C (Return before Taxes)	14.89	0.07		5.95
Index (reflects no deductions for fees, expenses or taxes)	13.54	4.55		5.84

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower had operating expenses not been reduced.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

19

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets
Management Fee(4)	0.69%		0.69%	0.69%
Distribution/Service (12b-1) Fees	0.24		0.99	0.99
Other Expenses(5)	0.42		0.64	0.49

Total Annual Operating Expenses(5)	1.35		2.32	2.17

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(5)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006.

Based on the costs above (including one year of capped expenses), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$705	$978	$1,272	$2,105
Class B shares	635	1,024	1,440	2,189
Class C shares	320	679	1,164	2,503

Expenses, assuming you kept your shares
Class A shares	$705	$978	$1,272	$2,105
Class B shares	235	724	1,240	2,189
Class C shares	220	679	1,164	2,503

20

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a fund would not be pursuing its investment goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that each fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose each fund to the effect of leverage, which could increase a fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

21

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

22

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors of each fund, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

On May 5, 2006, shareholders of the funds approved amended and restated investment management agreements (each, “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreements, the Advisor provides continuing investment management of the assets of each fund.

23

Effective June 1, 2006, DWS Global Thematic Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.915% of the fund’s average daily net assets up to $500 million, 0.865% of the next $500 million, 0.815 of the next $500 million, 0.765% of the next $500 million and 0.715% thereafter.

Effective June 1, 2006, DWS International Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.590% of the fund’s average daily net assets up to $6.0 billion, 0.540% of the next $1.0 billion and 0.515% thereafter.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Global Thematic Fund	0.94%
DWS International Fund	0.65%

In addition, under a separate administrative services agreement between each fund and DeIM, each fund pays DeIM for providing most of the fund’s administrative services.

Each fund’s shareholder report for the semiannual period ended February 28, 2006 contains a discussion regarding the basis for the Board of Directors’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

24

The portfolio managers

The following people handle the day-to-day management of each fund.

DWS Global Thematic Fund

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

•	Joined the fund in 2003.

•	BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

DWS International Fund

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for International Equities.

•	BS, Pennsylvania State University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in the funds they manage, a description of their compensation structure and information regarding other accounts they manage.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

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$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above- described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Global Thematic Fund — Class A

Years Ended August 31,	2006	2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$29.60	$22.81		$20.42		$18.76	$23.14
Income (loss) from investment operations:
Net investment income (loss)^a	.19	.13		.00	*	.12	.07
Net realized and unrealized gain (loss) on investment transactions	7.63	6.66		2.65		1.69	(3.89)

Total from investment operations	7.82	6.79		2.65		1.81	(3.82)

Less distributions from:
Net investment income	(.11)	—		(.26)		(.15)	(.41)
Net realized gain on investment transactions	(2.29)	—		—		—	(.15)

Total distributions	(2.40)	—		(.26)		(.15)	(.56)

Redemption fees	.00 *	.00	*	—		—	—
Net asset value, end of period	$35.02	$29.60		$22.81		$20.42	$18.76

Total Return (%)^b	27.65	29.77	^c	12.99	^c	9.75	(16.80)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	26		17		15	14
Ratio of expenses before expense reductions (%)	1.56	1.76		1.77		1.66	1.63
Ratio of expenses after expense reductions (%)	1.56	1.70		1.69		1.66	1.63
Ratio of net investment income (loss) (%)	.62	.51		.04		.66	.34
Portfolio turnover rate (%)	143	54		81		55	31

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Global Thematic Fund — Class B

Years Ended August 31,	2006		2005		2004		2003		2002
Selected Per Share Data
Net asset value, beginning of period	$29.35		$22.79		$20.40		$18.73		$23.10
Income (loss) from investment operations:
Net investment income (loss)^a	(.10)		(.07)		(.18)		(.03)		(.10)
Net realized and unrealized gain (loss) on investment transactions	7.54		6.63		2.65		1.70		(3.90)

Total from investment operations	7.44		6.56		2.47		1.67		(4.00)

Less distributions from:
Net investment income	—		—		(.08)		—	*	(.22)
Net realized gain on investment transactions	(2.29)		—		—		—		(.15)

Total distributions	(2.29)		—		(.08)		—	*	(.37)

Redemption fees	.00	*	.00	*	—		—		—

Net asset value, end of period	$34.50		$29.35		$22.79		$20.40		$18.73

Total Return (%)^b	26.42	^c	28.78	^c	12.21	^c	8.93		(17.50)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		7		8		9		10
Ratio of expenses before expense reductions (%)	2.61		2.69		2.58		2.45		2.43
Ratio of expenses after expense reductions (%)	2.49		2.47		2.47		2.45		2.43
Ratio of net investment income (loss) (%)	(.31)		(.26)		(.74)		(.13)		(.46)
Portfolio turnover rate (%)	143		54		81		55		31

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Global Thematic Fund — Class C

Years Ended August 31,	2006	2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$29.35	$22.79		$20.39		$18.73	$23.10
Income (loss) from investment operations:
Net investment income (loss)^a	(.06)	(.07)		(.16)		(.02)	(.09)
Net realized and unrealized gain (loss) on investment transactions	7.55	6.63		2.64		1.69	(3.90)

Total from investment operations	7.49	6.56		2.48		1.67	(3.99)

Less distributions from:	—	—		(.08)		(.01)	(.23)
Net investment income
Net realized gain on investment transactions	(2.29)	—		—		—	(.15)

Total distributions	(2.29)	—		(.08)		(.01)	(.38)

Redemption fees	.00 *	.00	*	—		—	—

Net asset value, end of period	$34.55	$29.35		$22.79		$20.39	$18.73

Total Return (%)^b	26.64	28.78	^c	12.23	^c	8.91	(17.48)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	5		5		5	5
Ratio of expenses before expense reductions (%)	2.33	2.62		2.56		2.44	2.40
Ratio of expenses after expense reductions (%)	2.33	2.47		2.46		2.44	2.40
Ratio of net investment income (loss) (%)	(.15)	(.26)		(.73)		(.12)	(.43)
Portfolio turnover rate (%)	143	54		81		55	31

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Global Thematic Fund — Class R

Years Ended August 31,	2006	2005		2004^a
Selected Per Share Data
Net asset value, beginning of period	$29.63	$22.89		$21.69
Income (loss) from investment operations:
Net investment income (loss)^b	.12	.06		.02
Net realized and unrealized gain (loss) on investment transactions	7.62	6.68		1.37

Total from investment operations	7.74	6.74		1.39

Less distributions from:
Net investment income	(.10)	—		(.19)
Net realized gain on investment transactions	(2.29)	—		—

Total distributions	(2.39)	—		(.19)

Redemption fees	.00 ***	.00	***	—
Net asset value, end of period	$34.98	$29.63		$22.89

Total Return (%)	27.37	29.45	^c	6.38	^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1		.5
Ratio of expenses before expense reductions (%)	1.79	2.27		1.87	*
Ratio of expenses after expense reductions (%)	1.79	1.96		1.82	*
Ratio of net investment income (loss) (%)	.39	.25		.13	*
Portfolio turnover rate (%)	143	54		81

^a	For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS International Fund — Class A

Years Ended August 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.44		$37.86	$33.18	$32.35	$40.03
Income (loss) from investment operations:
Net investment income (loss)^a	1.13	^e	.56	.16	.26	.10
Net realized and unrealized gain (loss) on investment transactions	9.31		9.48	4.82	.79	(7.76)

Total from investment operations	10.44		10.04	4.98	1.05	(7.66)

Less distributions from:
Net investment income	(.87)		(.46)	(.30)	(.22)	(.02)
Redemption fees*	.00		.00	.00	.00	.00

Net asset value, end of period	$57.01		$47.44	$37.86	$33.18	$32.35

Total Return (%)^b	22.24	^c	26.63	15.06	3.28	(19.13)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241		219	192	204	218
Ratio of expenses before expense reductions (%)	1.32		1.33	1.55	1.49	1.31	^d
Ratio of expenses after expense reductions (%)	1.30		1.33	1.55	1.49	1.31	^d
Ratio of net investment income (loss) (%)	2.16	^e	1.28	.41	.84	.28
Portfolio turnover rate (%)	76		57	82	104	105

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
^d	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
^e	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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DWS International Fund — Class B

Years Ended August 31,	2006		2005		2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.36		$32.74		$31.95	$39.83
Income (loss) from investment operations:
Net investment income (loss)^a	.51	^e	.13		(.14)		.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.26		9.31		4.77		.76	(7.71)

Total from investment operations	9.77		9.44		4.63		.79	(7.88)

Less distributions from:
Net investment income	(.33)		(.06)		(.01)		—	—
Redemption fees*	.00		.00		.00		.00	.00

Net asset value, end of period	$56.18		$46.74		$37.36		$32.74	$31.95

Total Return (%)^b	20.92	^c	25.21	^c	14.19	^c	2.47	(19.78)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		33		40		47	60
Ratio of expenses before expense reductions (%)	2.42		2.62		2.49		2.27	2.08	^d
Ratio of expenses after expense reductions (%)	2.35		2.37		2.37		2.27	2.08	^d
Ratio of net investment income (loss) (%)	1.00	^e	.24		(.41)		.06	(.49)
Portfolio turnover rate (%)	76		57		82		104	105

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
^d	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
^e	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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DWS International Fund — Class C

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.35	$32.74		$31.94	$39.82
Income (loss) from investment operations:
Net investment income (loss)^a	.67	^d	.18	(.14)		.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.21		9.32	4.76		.77	(7.71)

Total from investment operations	9.88		9.50	4.62		.80	(7.88)

Less distributions from:
Net investment income	(.40)		(.11)	(.01)		—	—
Redemption fees*	.00		.00	.00		.00	.00

Net asset value, end of period	$56.22		$46.74	$37.35		$32.74	$31.94

Total Return (%)^b	21.26		25.44	14.17	^c	2.50	(19.79)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23		22	22		22	24
Ratio of expenses before expense reductions (%)	2.11		2.24	2.38		2.26	2.11
Ratio of expenses after expense reductions (%)	2.11		2.24	2.36		2.26	2.11
Ratio of net investment income (loss) (%)	1.31	^d	.37	(.40)		.07	(.52)
Portfolio turnover rate (%)	76		57	82		104	105

^a	Based on average shares outstanding during the period.
^b	Total return does not reflect the effect of any sales charges.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

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Choosing a Share Class

Offered in this prospectus are three share classes for DWS International Fund and four share classes for DWS Global Thematic Fund. Each class has its own fees and expenses, offering you a choice of cost structures. DWS Global Thematic Fund offers another class of shares, and DWS International Fund offers other classes of shares, in separate prospectuses. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Class R shares are only available to participants in certain retirement plans.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charges of up to 5.75%, charged when you buy shares • In most cases, no charges when you sell shares • Up to 0.25% annual shareholder servicing fee	• Some investors may be able to reduce or eliminate their sales charges; see “Class A shares” • Total annual operating expenses are lower than those for Class B or Class C

Class B

•      No charges when you buy shares

•      Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate falls to zero after six years • Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

•      No charges when you buy shares

•      Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

•      0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher

Class R

• No charges when you buy or sell shares • 0.25% annual distribution fee and up to 0.25% annual shareholder servicing fee	• Class R is only available to participants in certain retirement plans

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. A fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of the fund that you buy.

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In addition to these payments, each fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the “SAI”) as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support.

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The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund. Additional information regarding these revenue sharing payments is included in a fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

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The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the funds will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales Charge as % of offering price(1),(2)	Sales Charge as % of your net investment (2)
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and page 47

(1)	The offering price includes the sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit the “Individual Investors” section of www.dws-scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in a fund’s Statement of Additional Information.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or DWS mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of purchase and a similar charge of 0.50% on shares you sell during the next six months following purchase. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in this fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any up-front sales charges, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren’t certain of their investment time horizon.

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Class R shares

Class R shares have no initial sales charges or deferred sales charges. Class R shares have a 12b-1 plan, under which each year a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Eligibility requirements

You may buy Class R shares if you are a participant in any of the following types of employer-sponsored plans that offer Class R shares of the fund:

•	All section 401(a) and 457 plans

•	Certain section 403(b)(7) plans

•	401(k), profit sharing, money purchase pension and defined benefit plans

•	Non-qualified deferred compensation plans

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How to Buy Class A, B and C Shares Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts $500 or more for IRAs $50 or more with an Automatic Investment Plan	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that’s most convenient for you	• Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below)

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check

•      Send a check made out to “DWS Scudder” and a DWS Scudder investment slip to us at the appropriate address below

•      If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call (800) 621-1048

Using QuickBuy

Not available	• Call (800) 621-1048 to make sure QuickBuy is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $ 250,000

On the Internet

Not available	• Register at www.dws-scudder.com • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219151, Kansas City, MO 64121-9151 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Class A, B and C Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ( $500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 59

Through a financial advisor

• Contact your advisor by the method that’s most convenient for you	• Contact your advisor by the method that’s most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail
(see previous page)

Write a letter that includes:	Write a letter that includes:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $ 50)

Using QuickSell

Not available	• Call (800) 621-1048 to make sure QuickSell is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $ 250,000

On the Internet

• Register at www.dws-scudder.com • Follow the instructions for making on-line exchanges	• Register at www.dws-scudder.com • Follow the instructions for making on-line redemptions

To reach us:	Web site: www.dws-scudder.com Telephone representative: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET TDD line: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

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How to Buy or Sell Class R Shares

If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent (“financial advisor”). Contact them for details on how to enter and pay for your order. Financial representatives include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Financial advisors may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. DWS Global Thematic Fund’s advisor may provide compensation to financial advisors for distribution, administrative and promotional services.

There are no minimum investments with respect to Class R shares.

Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your financial advisor for information on how to open a fund account.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares, and DWS Global Thematic Fund’s Class R shares. DWS Global Thematic Fund has another share class, and DWS International Fund has other share classes, which are described in separate prospectuses and which have different fees, expenses, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

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Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

IRA Rollovers. You may complete a direct rollover from an employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

Initial Purchase. The minimum initial investment for Class A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by DeIM, for which there is no minimum initial investment; and IRAs for which the minimum initial investment is $500 per account. The minimum initial investment is $50 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. In addition, the funds may waive minimums for investments on behalf of funds trustees and directors or officers or employees of DeIM and its affiliates.

There is no minimum initial investment for Class R.

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Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds’ long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds’ portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “How the funds calculate share price.”)

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When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds’ policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or a fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund’s policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

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(viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the funds or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day by calling (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

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QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while the funds don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

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There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors Inc., the funds’ distributor, that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

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How the funds calculate share price

To calculate net asset value per share, or NAV, each share class uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Shares Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

Each fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. Generally, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

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Because the funds invest in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested indentifying information, or for any other reasons

•	for Class A, B and C shares, close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn’t apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or in any case where a fall in share price created the low balance)

63

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimums at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

64

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sales of fund shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay distributions to its shareholders annually in November and December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For Class R shares and retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

65

Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except for Class R shares or in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The federal income tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund if, at the end of its fiscal year, more than 50% of the fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations and if certain other conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

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For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. A fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply.

For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gain imposed on individuals and other noncorporate shareholders has been temporarily reduced to 15%. For more information, see the Statement of Additional Information, under “Federal Income Taxes.”

Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. The federal income tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of income dividends they receive from a fund, provided certain holding period and other requirements are met.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in a fund’s Statement of Additional Information.

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Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from a fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything a fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C.	222 South Riverside Plaza
www.dws-scudder.com	20549-0102	Chicago, IL 60606-5808
(800) 621-1048	www.sec.gov	(800) 621-1148
(800) SEC-0330

SEC File Numbers:

DWS Global/International Fund, Inc.	811-4670

DWS International Fund, Inc.	811-642
[DWS SCUDDER Logo]
Deutsche Bank Group

DWS International Fund Prospectus dated December 1, 2005 for Class C

DECEMBER 1, 2006

PROSPECTUS

CLASS S

DWS Global Thematic Fund

(formerly Scudder Global Fund)

DWS International Fund

(formerly Scudder International Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Contents

How the Funds Work

4	DWS Global Thematic Fund

12	DWS International Fund

19	Other Policies and Secondary Risks

20	Who Manages and Oversees the Funds

27	Financial Highlights

How to Invest in the Funds

30	How to Buy, Sell and Exchange Shares

34	Policies You Should Know About

44	Understanding Distributions and Taxes

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund’s distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com (the Web site does not form a part of this prospectus).

Class S
ticker symbol	SCOBX
fund number	2007

DWS Global Thematic Fund

(formerly Scudder Global Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital. The fund invests at least 65% of its total assets in US and foreign equities (equities issued by US and foreign-based companies). Most of the fund’s equities are common stocks. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that the manager believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The manager considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

4

The manager uses analytical tools to actively monitor the risk profile of the portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s emphasis on a given country.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform, both in the US and abroad. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for long-term investors who are interested in a broadly diversified approach to global investing with an emphasis on long-term growth of capital.

5

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

6

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

7

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Global Thematic Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	13.65
1997	17.24
1998	12.59
1999	23.47
2000	-3.01
2001	-16.40
2002	-17.00
2003	32.23
2004	15.04
2005	23.29

2006 Total Return as of September 30: 17.13%

For the periods included in the bar chart:

Best Quarter: 15.20%, Q4 1999	Worst Quarter: -17.42%, Q3 2002

9

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	23.29	5.41	8.86
Return after Taxes on Distributions	21.48	4.82	6.84
Return after Taxes on Distributions and Sale of Fund Shares	16.88	4.46	6.75
Index (reflects no deductions for fees, expenses or taxes)	9.49	2.18	7.04

Index: Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East.

Total returns would have been lower had operating expenses not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

The fund’s Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares you pay them indirectly.

Fee Table	Class S
Shareholder Fees, paid directly from your investment
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee(2)	0.99%
Distribution/Service (12b-1) Fees	None
Other Expenses(3)	0.29
Total Annual Operating Expenses(4)	1.28

(1)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(3)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Restated to reflect conversion of Class AARP shares on July 14, 2006.
(4)	Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.28%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund’s Class S shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$130	$406	$702	$1,545

11

Class S
ticker symbol	SCINX
fund number	2068

DWS International Fund

(formerly Scudder International Fund)

The Fund’s Main Investment Strategy

The fund seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).

In choosing stocks, the portfolio manager uses a combination of two analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Top-down analysis. The manager considers the economic outlooks for various sectors and industries while looking for those that may benefit from changes in the overall business environment.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

OTHER INVESTMENTS The fund may invest up to 20% of net assets in foreign debt securities, including convertible bonds. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies, or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

12

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand, and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in a broadly diversified non-US international investment with the emphasis squarely on long-term growth of capital.

13

Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees are generally higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

14

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments accurately, and the fund may use a subjective valuation methodology, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment is different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information)

15

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with that of a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	14.55
1997	7.98
1998	18.62
1999	57.89
2000	-19.23
2001	-26.89
2002	-16.37
2003	27.91
2004	16.85
2005	16.29

2006 Total Return as of September 30: 13.07%

For the periods included in the bar chart:

Best Quarter: 30.46%, Q4 1999	Worst Quarter: -19.37%, Q3 2002

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	16.29	1.22	7.12
Return after Taxes on Distributions	16.05	1.17	6.01
Return after Taxes on Distributions and Sale of Fund Shares	11.19	1.14	5.90
Index (reflects no deductions for fees, expenses or taxes)	13.54	4.55	5.84

Index: Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

Total returns would have been lower had operating expenses not been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

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How Much Investors Pay

The fund’s Class S shares have no sales charges or other shareholder fees, other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of Class S shares you pay them indirectly.

Fee Table	Class S
Shareholder Fees, paid directly from your investment
Redemption/Exchange fee on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%
Annual Operating Expenses, deducted from fund assets
Management Fee(2)	0.69%
Distribution/Service (12b-1) Fee	None
Other Expenses(3)	0.31
Total Annual Operating Expenses(4)	1.00

(1)	This fee is charged on all applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(2)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(3)	Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Restated to reflect conversion of Class AARP shares on July 14, 2006.
(4)	Through September 30, 2007, the advisor has agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.00%, excluding certain expenses such as extraordinary expenses, taxes, proxy, brokerage, interest, and organizational and offering expenses. Although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2007, the advisor has committed to review the continuance of waiver/expense reimbursement arrangements by September 30, 2007.

Based on the costs above, this example helps you compare the fund’s Class S shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class S shares	$102	$318	$552	$1,225

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Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval.

•	As a temporary defensive measure, DWS Global Thematic Fund could shift up to 100% of its assets into investments such as money market securities. As a temporary defensive measure, DWS International Fund could shift up to 100% of its assets into investments such as US or Canadian money market securities. These measures could prevent losses, but, while engaged in a temporary defensive position, a fund would not be pursuing its investment goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that each fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose each fund to the effect of leverage, which could increase a fund’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

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The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors of each fund, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

On May 5, 2006, shareholders of the funds approved amended and restated investment management agreements (each, “Investment Management Agreement”) with the Advisor. Pursuant to the Investment Management Agreements, the Advisor provides continuing investment management of the assets of each fund.

Effective June 1, 2006, DWS Global Thematic Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.915% of the fund’s average daily net assets up to $500 million, 0.865% of the next $500 million, 0.815 of the next $500 million, 0.765% of the next $500 million and 0.715% thereafter.

Effective June 1, 2006, DWS International Fund pays the Advisor under the Investment Management Agreement a fee calculated daily and paid monthly, at the annual rate of 0.590% of the fund’s average daily net assets up to $6.0 billion, 0.540% of the next $1.0 billion and 0.515% thereafter.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Global Thematic Fund	0.94%
DWS International Fund	0.65%

In addition, under a separate administrative services agreement between each fund and DeIM, each fund pays DeIM for providing most of the fund’s administrative services.

Each fund’s shareholder report for the semiannual period ended February 28, 2006 contains a discussion regarding the basis for the Board of Directors’ renewal of the investment management agreement (see “Shareholder reports” on the back cover).

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The portfolio managers

The following people handle the day-to-day management of each fund.

DWS Global Thematic Fund

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

•	Joined Deutsche Asset Management in 1996, having since served as portfolio manager for European Equity Fund and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

•	Joined the fund in 2003.

•	BA, Tufts University and Karlova Universidad, Prague; MALD, Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

DWS International Fund

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1995 and the fund in 2004.

•	Portfolio manager for International Equities.

•	BS, Pennsylvania State University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in the funds they manage, a description of their compensation structure and information regarding other accounts they manage.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

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$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

On September 28, 2006, the SEC and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

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As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Global Thematic Fund — Class S

Years Ended August 31,	2006	2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$29.64	$22.82	$20.41		$18.76	$23.15
Income (loss) from investment operations:
Net investment income^a	.29	.25	.07		.16	.13
Net realized and unrealized gain (loss) on investment transactions	7.62	6.66	2.66		1.69	(3.90)

Total from investment operations	7.91	6.91	2.73		1.85	(3.77)

Less distributions from:	(.27)	(.09)	(.32)		(.20)	(.47)
Net investment income
Net realized gain on investment transactions	(2.29)	—	—		—	(.15)

Total distributions	(2.56)	(.09)	(.32)		(.20)	(.62)

Redemption fees	.00 *	.00 *	—		—	—
Net asset value, end of period	$34.99	$29.64	$22.82		$20.41	$18.76

Total Return (%)	28.01	30.35	13.36	^b	10.01	(16.62)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,186	832	703		705	756
Ratio of expenses (%)	1.27	1.25	1.42		1.43	1.35
Ratio of net investment income (%)	.91	.96	.31		.89	.62
Portfolio turnover rate (%)	143	54	81		55	31

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS International Fund — Class S

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.74		$38.10	$33.36		$32.51	$40.24
Income (loss) from investment operations:
Net investment income^a	1.28	^c	.71	.30		.35	.19
Net realized and unrealized gain (loss) on investment transactions	9.37		9.54	4.86		.80	(7.80)

Total from investment operations	10.65		10.25	5.16		1.15	(7.61)

Less distributions from:	(1.05)		(.61)	(.42)		(.30)	(.12)
Net investment income
Redemption fees*	.00		.00	.00		.00	.00
Net asset value, end of period	$57.34		$47.74	$38.10		$33.36	$32.51

Total Return (%)	22.61	^b	27.06	15.49	^b	3.62	(18.94)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,390		1,278	1,273		1,444	1,872
Ratio of expenses before expense reductions (%)	1.02		.98	1.23		1.18	1.06
Ratio of expenses after expense reductions (%)	1.01		.98	1.17		1.18	1.06
Ratio of net investment income (%)	2.40	^c	1.63	.79		1.15	.53
Portfolio turnover rate (%)	76		57	82		104	105

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
^c	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with DWS Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

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How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “DWS Scudder.”

First investment	Additional investments
Regular accounts:

$2,500 or more	$50 or more for regular accounts and IRA accounts

IRA accounts and Automatic Investment Plan:

$1,000 or more	$50 or more with an Automatic Investment Plan

By mail or express mail (see below)	Send a DWS Scudder investment slip or short note that includes:

• Fill out and sign an application • Send it to us at the appropriate address, along with an investment check	• fund and class name • account number • check payable to “DWS Scudder”

By wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By phone

Not available	• Call 1-800-728-3337 for instructions

With an automatic investment plan

• Fill in the information on your application and include avoided check	• To set up regular investments from a bank checking account, call 1-800-728-3337

Using QuickBuy

Not available	• Call 1-800-728-3337 to make sure QuickBuy is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $ 250,000

On the Internet

• Go to “funds and prices” at www.dws-scudder.com • Print out a prospectus and a new account application • Complete and return the application with your check	• Call 1-800-728-3337 to ensure you have electronic services • Register at www.dws-scudder.com • Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356 Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

Exchanging into another fund	Selling shares
$2,500 or more to open a new account ( $1,000 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 41

By phone or wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

Using Automated Information Line

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By mail or express mail (see previous page)

Your instructions should include:	Your instructions should include:

•      the fund, class and account number you’re exchanging out of

•      the dollar amount or number of shares you want to exchange

•      the name and class of the fund you want to exchange into

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

•      the fund, class and account number from which you want to sell shares

•      the dollar amount or number of shares you want to sell

•      your name(s), signature(s) and address, as they appear on your account

•      a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a DWS fund account, call 1-800-728-3337

Using QuickSell

Not available	• Call 1-800-728-3337 to make sure QuickSell is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $ 250,000

On the Internet

• Register at www.dws-scudder.com • Follow the instructions for making on-line exchanges	• Register at www.dws-scudder.com • Follow the instructions for making on-line redemptions

To reach us: Web site: www.dws-scudder.com

Telephone representative: 1-800-728-3337, M-F, 9 a.m. – 6 p.m. ET

TDD line: 1-800-972-3006, M-F, 9 a.m. – 6 p.m. ET

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Financial intermediary support payments

Each fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information (the “SAI”) as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of a fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

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The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from 0.01% up to 0.50% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of a fund or of any particular share class of a fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of a fund. Additional information regarding these revenue sharing payments is included in a fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

Keep in mind that the information in this prospectus applies only to each fund’s Class S shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, expenses, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337 or contact your financial advisor.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Initial Purchase. The minimum initial investment for Class S shares is $2,500, except for investments on behalf of participants in certain fee- based and wrap programs offered through certain financial intermediaries approved by DeIM for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is

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$1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The funds may waive minimums for investments on behalf of fund trustees and directors or officers or employees of DeIM and its affiliates.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to the funds’ long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the funds’ portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to a fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. The funds may also take trading activity that occurs over longer periods into account if the funds reasonably believe such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under “Redemption fees”);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the funds; and

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•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “How the funds calculate share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the funds by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

The funds’ policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

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The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or a fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than a fund’s policies) and remit the fees to a fund. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from a fund’s policies until such time as they can develop and implement a system to collect the redemption fees.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds;

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(vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the funds or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the funds or their agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

Call the Automated Information Line at 1-800-728-3337

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QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while the funds don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.dws-scudder.com.

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We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you generally don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call 1-800-728-3337 or contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system. For additional circumstances where redemption proceeds could be delayed, please see “Other rights we reserve.”

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value, or NAV, each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

Each fund charges a short-term redemption fee equal to 2% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. Generally, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

Because the funds invest in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares. (Note that prices for

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securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may recognize gain or loss on the redemption of your fund shares and you may incur a tax liability

•	close your account and send you the proceeds if your balance falls below $2,500 (for regular accounts) or $1,000 (with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or, in any case, where a fall in share price created the low balance)

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•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay distributions to its shareholders annually in November and December and, if necessary, may do so at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable. Similarly, there generally will be no federal income tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws generally will not be taxable.

Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The federal income tax status of fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:

Taxable distributions from a fund

• gains from the sale of securities held by a fund for more than one year • qualified dividend income	• gains from the sale of securities held by a fund for one year or less • all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

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Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund if, at the end of its fiscal year, more than 50% of the fund’s total assets at the close of its taxable year consists of stocks and securities of foreign corporations and if certain other conditions are met. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. A fund must meet certain holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply.

For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gain imposed on individuals and other noncorporate shareholders has been temporarily reduced to 15%. For more information, see the Statement of Additional Information, under “Federal Income Taxes.”

Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax category of any dividends or distributions you received. They also contain certain details on your purchases and sales of shares. The federal income tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

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Corporations are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of income dividends they receive from a fund, provided certain holding period and other requirements are met.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in a fund’s Statement of Additional Information.

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To Get More Information

Shareholder reports — These include commentary from a fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything a fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-728-3337, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

DWS Scudder	SEC	Distributor
PO Box 219151	100 F Street, N.E.	DWS Scudder Distributors, Inc.
Kansas City, MO 64121-9151	Washington, D.C.	222 South Riverside Plaza
www.dws-scudder.com	20549-0102	Chicago, IL 60606-5808
1-800-728-3337	www.sec.gov	1-800-621-1148
1-800-SEC-0330

SEC File Numbers:

DWS Global/International Fund, Inc. 811-4670

DWS International Fund, Inc. 811-642

[DWS SCUDDER Logo]

Deutsche Bank Group

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DWS International Fund Annual Report dated August 31, 2006

AUGUST 31, 2006

Annual Report

to Shareholders

DWS International Fund

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class A shares, Class B shares and Institutional shares and during the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/06

DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class A	22.24%	21.21%	8.27%	7.53%
Class B	20.92%	20.02%	7.29%	6.63%
Class C	21.26%	20.20%	7.38%	6.68%
MSCI EAFE Index+	24.28%	23.50%	11.82%	7.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 8/31/06

DWS International Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	22.65%	21.78%	8.80%	3.57%
MSCI EAFE Index+	24.28%	23.50%	11.82%	6.49%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.

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Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:

8/31/06	$57.01	$56.18	$56.22	$57.10
8/31/05	$47.44	$46.74	$46.74	$47.58
Distribution Information:

Twelve Months:
Income Dividends as of 8/31/06	$.87	$.33	$.40	$1.12

Class A Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	93	of	203	46
3-Year	71	of	191	37
5-Year	115	of	160	72

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[  ] DWS International Fund — Class A

[  ] MSCI EAFE Index+

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/06

DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,521	$16,786	$14,019	$19,474
	Average annual total return	15.21%	18.85%	6.99%	6.89%
Class B	Growth of $10,000	$11,792	$17,089	$14,115	$18,999
	Average annual total return	17.92%	19.56%	7.14%	6.63%
Class C	Growth of $10,000	$12,126	$17,365	$14,277	$19,098
	Average annual total return	21.26%	20.20%	7.38%	6.68%
MSCI EAFE Index+	Growth of $10,000	$12,428	$18,835	$17,478	$19,824
	Average annual total return	24.28%	23.50%	11.82%	7.08%

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DWS International Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,226,500	$1,805,900	$1,524,500	$1,220,100
	Average annual total return	22.65%	21.78%	8.80%	3.57%
MSCI EAFE Index+	Growth of $1,000,000	$1,242,800	$1,883,500	$1,747,800	$1,428,200
	Average annual total return	24.28%	23.50%	11.82%	6.49%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

*	Institutional Class shares commenced operations on December 29, 2000. Index returns began on December 31, 2000.
+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund’s most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/06

DWS International Fund	1-Year	3-Year	5-Year	10-Year
Class S	22.61%	21.63%	8.61%	7.86%
MSCI EAFE Index+	24.28%	23.50%	11.82%	7.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

Class S
Net Asset Value:

8/31/06	$57.34
8/31/05	$47.74
Distribution Information:

Twelve Months:
Income Dividends as of 8/31/06	$1.05

4

Class S Lipper Rankings — International Large-Cap Core Funds Category as of 8/31/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	79	of	203	39
3-Year	56	of	191	30
5-Year	106	of	160	66
10-Year	14	of	70	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[  ] DWS International Fund — Class S

[  ] MSCI EAFE Index+

Yearly periods ended August 31

Comparative Results as of 8/31/06

DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,261	$17,992	$15,113	$21,313
	Average annual total return	22.61%	21.63%	8.61%	7.86%
MSCI EAFE Index+	Growth of $10,000	$12,428	$18,835	$17,478	$19,824
	Average annual total return	24.28%	23.50%	11.82%	7.08%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

5

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, S and Institutional shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2006 to August 31, 2006).

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2006

Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/06	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/06	$1,065.60	$1,059.80	$1,061.50	$1,067.40	$1,067.50
Expenses Paid per $1,000*	$6.82	$11.89	$10.76	$5.11	$4.79

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 3/1/06	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/06	$1,018.60	$1,013.66	$1,014.77	$1,020.27	$1,020.57
Expenses Paid per $1,000*	$6.67	$11.62	$10.51	$4.99	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.31%	2.29%	2.07%	.98%	.92%

For more information, please refer to the Fund’s prospectus.

6

Portfolio Management Review

DWS International Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for DWS International Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2004.

Portfolio manager for International Equities.

BS, Pennsylvania State University.

In the following interview, Portfolio Manager Matthias Knerr, CFA, discusses DWS International Fund’s strategy and the market environment during the 12-month period ended August 31, 2006.

Q: How did the international stock markets perform during the past 12 months?

A: International equities performed exceptionally well during the fund’s annual reporting period. The breadth of the market’s rally was evidenced by the fact that nine of the 10 major industry sectors delivered strongly positive returns. The MSCI EAFE Index — the fund’s benchmark — returned 22.04% in local currency terms and 24.28% when measured in US dollars.1 The stronger US dollar return was the result of foreign currencies making strong advances against the greenback in 2006. (Since foreign shares are denominated in local country currencies, a gain in the value of local currencies versus the dollar increases the value of the investment in US dollar terms.) International equities as an asset class outpaced the 8.88% return of US stocks, as measured by the S&P 500 Index.2

[1]	The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
[2]	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

7

The global equity markets generally produced strong results from the beginning of the annual period through the end of April. However, growing inflationary concerns and continued interest rate increases by central banks worldwide sparked a correction in May and June. Investors grew highly risk-averse during this time, leading to sharp underperformance for riskier assets such as stocks in the emerging market and small-cap asset classes. The markets subsequently recovered during the summer months, as geopolitical concerns waned and investors became convinced that the US Federal Reserve Board (the Fed) was nearing the end of its long series of interest rate increases.

From a sector perspective, the biggest winners during the past year were materials and financials stocks. With respect to materials, surging demand from the emerging Asia region continued to drive prices higher for a number of commodities, including steel and copper. In addition, prices for precious metals, including gold, soared as investors sought a hedge against global inflationary pressures. Regarding the financials sector, the top performers for the period were found in Japan, where real estate and diversified banks outperformed amid signs of an improving macroeconomic environment.

On a regional basis, Continental European markets generated solid returns for the period under review. Earnings results generally came in at or above consensus, and merger and acquisition activity continued to pick up. In fact, corporate merger applications in Europe are being filed at a record rate according to the European Commission, which expects that 2006 figures will exceed the previous record set in 2000. Among the largest headline deals announced during the year was the merger between Banca Intesa and Sanpaolo IMI, the second- and third-biggest banks in Italy, a deal which would create the largest financial entity in the country. Other major deals were E.ON’s bid for Endesa in the utilities sector and Bayer AG’s bid for Schering in health care. Record levels of earnings and free cash flow have enabled companies to grow business lines by increasing their asset bases via acquisitions, a trend that has helped fuel the performance of select European markets and industries. Additionally, it was reported that the Eurozone (comprised of European countries that have adopted the Euro) economies grew 0.9% during the second quarter, which marks the highest rate of growth in six years. The second quarter of 2006 also represented the first time that the Eurozone outpaced the growth of the United States since early 2001.

Q: How did the fund perform in this environment?

A: The total return of the fund’s Class A shares for the 12 months ended August 31, 2006, was 22.24%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) For the period, the MSCI EAFE Index (the fund’s benchmark) returned 24.28%, while the average return of the 203 funds in the Lipper International Large-Cap Core Funds category was 21.97%.3

[3]	International large-cap core funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. It is not possible to invest directly in a Lipper category.

Q: What elements of the fund’s positioning contributed to its performance?

A: When discussing performance results, it is important to keep in mind that the fund’s regional investment profile is a residual effect of our bottom-up stock selection process. As a result, the fund may deviate from the country or sector allocations of the MSCI EAFE Index benchmark.

From an allocation standpoint, the fund’s overweight (a weighting greater than that of the benchmark) in emerging market equities contributed positively to return. The fund’s energy and materials positions in Brazil and Russia performed very well as global demand for commodities remained elevated over the annual period. Additionally, strong contributions were generated by select positions in Indonesia, Mexico, South Korea and Taiwan.

The fund’s underweight (a weighting less than that of the benchmark) in Japan was a net detractor to relative performance. Helped by the backdrop of an improving macroeconomic environment, Japan’s market outperformed the benchmark by a wide margin during the past 12 months.

8

Q: What stock-specific factors helped benchmark relative performance?

A: The primary contributor to the fund’s outperformance was its underweight position in the telecommunications sector, coupled with strong stock selection in the group. The fund’s avoidance of the largest telecom stocks in the benchmark — including France Telecom, Deutsche Telekom and Telecom Italia — provided a boost relative to the index. Europe’s former state-run monopolies have struggled to maintain their subscriber bases as consumers defect to cheaper wireless and Internet services alternatives. The fund also received a lift from its stake in Telekom Indonesia (not held by the portfolio at the end of the reporting period), Indonesia’s largest telephone company. The company was able to increase its profitability by attracting customers through cheaper mobile phone rates and greater geographic coverage in its home market.

The next best-performing sector for the fund was health care. Shares of Germany’s Fresenius Medical Care AG & Co., the world’s largest provider of kidney dialysis, continued to appreciate following the company’s upbeat forecast that highlighted positive results from its US renal care division. Another top individual contributor was Denmark’s Novo Nordisk AS, a provider of diabetes care and hemophilia treatments. Sales of NovoSeven, the company’s main hemophilia treatment, rose sharply in the first half as doctors have begun to expand the usage of the drug into areas such as strokes and trauma. Novo Nordisk remains the global leader in diabetes care with over eight decades of experience in insulin based treatments. Shares of Stada Arzneimittel AG, a German manufacturer of generic cancer pharmaceuticals, appreciated after it announced the acquisition of Serbia’s Hemofarm Koncern AD, a manufacturer of cardiovascular treatments and painkillers. Generic drug makers have benefited from the loss of patent protection from some of the world’s top-selling drugs. Additionally, the Hemofarm’s acquisition was viewed as being both reasonably priced and a means of giving the company increased penetration to Eastern European markets. Switzerland’s Roche Holding AG, the world’s largest maker of cancer medicines, also rose sharply after reporting a substantial rise in first half profits.

The information technology sector was another area of outperformance for the fund. Shares of Canon, Inc., Japan’s largest maker of electronics goods, rose due to higher US demand for cameras and inkjet printers used by small- and medium-sized businesses. The company continues to deliver strong results from its “razor-and-razor blade” business model, which consists of selling printers at lower profit margins to create a large installed base, coupled with sales of ink products sold at higher margins. Additionally, South Korea’s Hynix Semiconductor Co., Ltd., a manufacturer of flash memory chips, outperformed after a first quarter global glut of chip supply began to ease, calming fears that the price of its products would fall rapidly. The stock has since been sold from the fund.

Our stock selection was also broadly positive in the financials sector. Capitalia SpA, Italy’s fourth-largest bank by assets in its home market, reported profits that tripled over last year. In addition to having to set aside less money to cover bad loans, the company has also been cutting costs and selling peripheral assets to increase its earnings stream. We have since elected to sell Capitalia from the fund in order to lock in profits. Shares of Mitsui Fudosan Co., Ltd., a Japanese real estate developer, also outperformed over the 12-month cycle due to the continued firming of the Japanese real estate market. The company has seen a large improvement in its profit margins as office vacancy rates have shrunk and condominium sales have been improved. Other strong contributors within the sector include Mizuho Financial Group, Inc. (Japan), Deutsche Boerse AG (Germany), Hammerson PLC (UK) and Banca Italease (Italy).

Q: What areas of the fund detracted from overall results?

A: The fund’s largest underperformance relative to the index was in the consumer discretionary sector. Shares of Finland’s Nokian Renkaat Oyj, the biggest Nordic tire maker, fell after the company reported a profit shortfall due to increased spending on raw materials, such as rubber, in the second quarter. Additionally Sega Sammy, Japan’s lead maker of games and toys, released full-year net income figures that came in slightly below market expectations. The stock is no longer held in the fund.

The fund’s slight underweight in materials stocks also weighed on fund returns given the sector’s substantial outperformance. The remarkable escalation of metals prices boosted the profitability of a number of companies the fund did not hold, including Anglo American and Arcelor.

The industrials sector was the only other area of under- performance. Despite very strong results from the fund’s holdings in Mitsubishi Corp, Actividades de Construccion y Servicios SA (since sold from the fund) and Gol-Linhas Aereas Inteligentes SA, the performance of these stocks was not enough to offset the sluggish returns generated by Grafton Group PLC and Smiths Group PLC. In the case of the former, the Irish building supplier’s results were affected by a swoon of the UK housing market. With respect to the latter, shares of the UK avionics and aerospace company were flat as increasing research and development expenses depressed its profit margins. Both Grafton and Smiths have been eliminated from the fund’s portfolio.

9

Q: What is your general outlook for the next 12 months?

A: The lagged effect of higher interest rates, stubbornly higher oil prices and the heavy debt burden of the US consumer have resulted in slower global economic growth. This should not come as a surprise; in fact, it is remarkable the extent to which the global economy has continued to boom despite these headline-grabbing headwinds. In this environment, corporate cash flows and balance sheets — both of which have been supported by at- or near-record profit margins — remain very strong. This, though, is a source of potential risk.

Around the globe, inflation continues to creep higher. Its effects are seen not only in raw materials costs, but also in financing costs and wage growth. The problem with price inflation is that once it is in the system, it is difficult to remove. Central banks are clearly concerned, as evidenced by the surprise move by the Bank of England to raise rates during August despite clear evidence of a weakening economy and a struggling UK consumer. These factors point to rising input costs for global corporations. At the same time, slower economic conditions also are likely to present a challenge to many companies. We believe revenue growth will be increasingly difficult to find, which, in combination with rising costs, means that the current high level of profit margins could well be the peak for this economic cycle.

Selective investment is therefore critical at this stage. Some companies will be hurt by the combination of slowing revenues and rising costs, but others will continue to execute. Specifically, we believe those companies with pricing power (as a result of superior branding, competitive positioning, access to higher growth markets or scale economies) should be in the best position to handle the changing environment and, as a result, are likely to be rewarded by investors. With this as the likely backdrop in the months ahead, we will continue to use intensive fundamental company research to determine which companies we believe are best positioned to generate outperformance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	8/31/06	8/31/05
Common Stocks	96%	99%
Cash Equivalents	2%	1%
Preferred Stocks	2%	—
	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05
Europe (excluding United Kingdom)	53%	53%
Japan	21%	21%
United Kingdom	19%	17%
Latin America	4%	1%
Pacific Basin	3%	8%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	8/31/06	8/31/05
Financials	34%	29%
Health Care	11%	7%
Consumer Discretionary	11%	16%
Industrials	9%	10%
Materials	9%	7%
Energy	8%	9%
Consumer Staples	7%	6%
Information Technology	5%	6%
Telecommunication Services	3%	6%
Utilities	3%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

10

Ten Largest Equity Holdings at August 31, 2006 (21.8% of Net Assets)

1. Total SA Produces, refines, transports and markets oil and natural gas	France	2.7%

2. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	2.4%

3. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.2%

4. Canon, Inc. Producer of visual image and information equipment	Japan	2.2%

5. UBS AG Provider of wealth management, investment banking and asset management services	Switzerland	2.2%

6. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.1%

7. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.1%

8. Societe Generale Provides various banking services	France	2.1%

9. BHP Biliton PLC Explorer, producer and marketer of aluminum and other metal products	United Kingdom	2.0%

10. Mitsubishi Corp. Operator of a general trading company	Japan	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

11

Investment Portfolio as of August 31, 2006

	Shares	Value ($)
Common Stocks 95.1%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $10,718,528)	890,198	18,520,899

Belgium 2.5%
InBev NV	384,700	19,975,544
Umicore	156,800	22,800,362
(Cost $37,749,245)		42,775,906

Brazil 2.5%
Companhia Vale do Rio Doce (ADR)	529,036	11,342,532
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	458,400	16,002,744
Petroleo Brasileiro SA (ADR)	169,330	15,182,128
(Cost $22,360,591)		42,527,404

Denmark 1.0%
Novo Nordisk AS “B” (Cost $13,820,951)	223,400	16,517,879

Finland 3.0%
Fortum Oyj	459,700	12,367,833
Nokia Oyj	750,097	15,712,128
Nokia Oyj (ADR)	226,996	4,739,677
Nokian Renkaat Oyj (a)	1,021,910	17,897,031
(Cost $42,501,286)		50,716,669

France 8.2%
Axa	570,092	21,180,820
CNP Assurances	107,677	11,125,695
Pernod Ricard SA (a)	42,571	9,288,131
Schneider Electric SA	158,739	16,930,419
Societe Generale	215,639	34,809,492
Total SA	669,940	45,232,058
(Cost $89,333,803)		138,566,615

Germany 12.3%
BASF AG	224,851	18,531,399
Bayer AG	351,811	17,429,439
Commerzbank AG	712,708	24,927,235
Continental AG	121,138	12,958,857
Deutsche Boerse AG	138,009	20,946,701
Deutsche Post AG (Registered)	441,930	11,204,671
E.ON AG	226,952	28,831,707
Fresenius Medical Care AG & Co.	110,061	14,520,654
Hypo Real Estate Holding AG	603,828	37,441,948
Merck KGaA	131,099	13,015,021
Stada Arzneimittel AG (a)	175,241	8,551,583
(Cost $136,273,044)		208,359,215

Greece 2.5%
Alpha Bank AE	405,226	10,777,660
Hellenic Telecommunications Organization SA*	561,320	12,944,427
National Bank of Greece SA	465,700	19,330,856
(Cost $29,721,440)		43,052,943

India 0.8%
ICICI Bank Ltd. (Cost $6,802,462)	995,100	13,185,997

Ireland 2.6%
Anglo Irish Bank Corp. PLC	1,086,919	17,963,325
CRH PLC (b)	591,900	20,497,185
CRH PLC (b)	139,400	4,834,492
(Cost $34,126,257)		43,295,002

12

Italy 4.2%
Banca Italease (a)	602,900	28,903,397
Saras SpA Raffinerie Sarde* (a)	2,148,042	11,998,559
UniCredito Italiano SpA	3,768,200	30,027,845
(Cost $69,819,664)		70,929,801

Japan 20.1%
AEON Co., Ltd.	534,400	13,451,612
Canon, Inc.	745,000	37,061,204
Credit Saison Co., Ltd.	310,800	14,005,128
Daito Trust Construction Co., Ltd.	335,400	17,427,829
Komatsu Ltd.	908,000	16,590,656
Makita Corp.	604,000	17,750,330
Mitsubishi Corp.	1,492,200	30,379,130
Mitsubishi UFJ Financial Group, Inc.	909	12,388,943
Mitsui Fudosan Co., Ltd.	885,000	19,826,654
Mitsui Sumitomo Insurance Co., Ltd.	947,000	11,551,633
Mizuho Financial Group, Inc.	3,497	28,269,117
Nippon Mining Holdings, Inc.	1,503,000	11,010,520
Nishi-Nippon City Bank, Ltd.	2,475,000	12,017,122
Nissan Motor Co., Ltd.	1,497,333	17,014,713
Shinsei Bank Ltd.	2,275,000	14,011,031
Sumitomo Corp.	1,285,000	17,371,225
Sumitomo Metal Mining Co., Ltd.	570,000	8,035,692
Toyota Motor Corp.	457,900	24,846,229
Yamaha Motor Co., Ltd.	610,000	16,263,895
(Cost $236,875,423)		339,272,663

Korea 0.9%
Samsung Electronics Co., Ltd. (Cost $3,082,565)	21,741	14,700,562

Luxembourg 0.8%
Millicom International Cellular SA* (Cost $12,960,220)	366,500	14,300,830

Mexico 1.2%
Fomento Economico Mexicano SA de CV (ADR) (Cost $14,501,238)	214,100	20,108,272

Netherlands 1.3%
ING Groep NV (CVA) (Cost $20,165,139)	531,400	22,977,097

Norway 2.0%
Aker Kvaerner ASA	111,800	10,698,988
Norsk Hydro ASA	886,300	22,851,455
(Cost $31,889,421)		33,550,443

Russia 0.6%
Novolipetsk Steel (GDR) 144A	32,912	648,367
OAO Gazprom (ADR) (REG S) (b)	190,732	8,983,477
OAO Gazprom (ADR) (REG S) (b)	5,709	268,894
(Cost $3,459,089)		9,900,738

Sweden 2.0%
Assa Abloy AB “B”	799,400	14,009,466
Atlas Copco AB “B”	513,900	12,409,961
Swedish Match AB	423,400	7,157,159
(Cost $34,872,010)		33,576,586

Switzerland 6.1%
Novartis AG (Registered)	379,675	21,669,715
Roche Holding AG (Genusschein)	189,498	34,932,848
UBS AG (Registered)	654,910	37,059,334
Xstrata PLC	206,869	9,287,906
(Cost $50,621,666)		102,949,803

Taiwan 0.5%
Hon Hai Precision Industry Co., Ltd. (Cost $3,974,197)	1,476,323	8,324,834

Turkey 0.4%
Turkiye Is Bankasi (Isbank) “C” (Cost $5,274,752)	1,093,700	6,309,664

13

United Kingdom 18.5%
AstraZeneca PLC	278,319	18,038,939
BHP Billiton PLC	1,824,249	34,769,367
BP PLC	1,311,432	14,907,290
GlaxoSmithKline PLC	1,442,026	40,855,884
Hammerson PLC	734,402	17,786,871
Imperial Tobacco Group PLC	682,130	23,508,467
Informa PLC	1,011,634	8,436,768
Kensington Group PLC	412,923	6,533,542
Ladbrokes PLC	1,754,759	12,771,549
Prudential PLC	1,276,626	14,329,337
Rolls-Royce Group PLC*	2,161,753	17,956,434
Royal Bank of Scotland Group PLC	1,073,333	36,418,393
Standard Life PLC*	2,928,534	14,665,086
Tesco PLC	1,840,114	13,217,599
Vodafone Group PLC	7,445,143	16,125,123
Whitbread PLC	972,728	22,669,995
(Cost $241,792,270)		312,990,644
Total Common Stocks (Cost $1,152,695,261)		1,607,410,466

Preferred Stocks 1.6%
Germany
Fresenius AG	88,518	15,216,655
Porsche AG	12,270	12,579,065
Total Preferred Stocks (Cost $25,197,771)		27,795,720

Securities Lending Collateral 3.2%
Daily Assets Fund Institutional, 5.28% (c) (d) (Cost $53,954,696)	53,954,696	53,954,696

Cash Equivalents 2.2%
Cash Management QP Trust, 5.33% (e) (Cost $36,674,485)	36,674,485	36,674,485

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,268,522,213)+	102.1	1,725,835,367
Other Assets and Liabilities, Net	(2.1)	(35,340,187)
Net Assets	100.0	1,690,495,180

*	Non-income producing security.
+	The cost for federal income tax purposes was $1,291,909,939. At August 31, 2006, net unrealized appreciation for all securities based on tax cost was $433,925,428. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $477,347,590 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,422,162.
(a)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at August 31, 2006 amounted to $51,538,673 which is 3.0% of net assets.
(b)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Asndelen

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

14

Financial Statements

Statement of Assets and Liabilities as of August 31, 2006

Assets
Investments:

Investments in securities, at value (cost $1,177,893,032) — including $51,538,673 of securities loaned	$1,635,206,186
Investment in Daily Assets Fund Institutional (cost $53,954,696)*	53,954,696
Investment in Cash Management QP Trust (cost $36,674,485)	36,674,485
Total investments in securities, at value (cost $1,268,522,213)	1,725,835,367
Cash	88
Foreign currency, at value (cost $14,462,413)	14,472,525
Receivable for investments sold	12,679,334
Dividends receivable	1,321,836
Interest receivable	153,146
Receivable for Fund shares sold	264,516
Foreign taxes recoverable	472,579
Due from Advisor	335,338
Other assets	33,725
Total assets	1,755,568,454
Liabilities
Payable upon return of securities loaned	53,954,696
Payable for investments purchased	6,824,132
Payable for Fund shares redeemed	1,326,688
Deferred foreign taxes payable	8,975
Accrued management fee	836,693
Other accrued expenses and payables	2,122,090
Total liabilities	65,073,274
Net assets, at value	$1,690,495,180

Net Assets
Net assets consist of:

Undistributed net investment income	19,838,630
Net unrealized appreciation (depreciation) on:

Investments (net of deferred foreign taxes of $8,975)	457,304,179
Foreign currency related transactions	33,299
Accumulated net realized gain (loss)	(773,928,703)
Paid-in capital	1,987,247,775
Net assets, at value	$1,690,495,180

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities as of August 31, 2006 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price(a) per share ($241,476,158 ÷ 4,235,990 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$57.01
Maximum offering price per share (100 ÷ 94.25 of $57.01)	$60.49
Class B
Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,389,213 ÷ 505,341 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$56.18
Class C
Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,897,939 ÷ 407,264 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$56.22
Class S
Net Asset Value, offering and redemption price(a) per share ($1,389,658,614 ÷ 24,236,553 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$57.34
Institutional Class
Net Asset Value, offering and redemption price(a) per share ($8,073,256 ÷ 141,393 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$57.10

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations for the year ended August 31, 2006

Investment Income
Income:

Dividends (net of foreign taxes withheld of $3,857,493)	$54,117,845
Interest — Cash Management QP Trust	859,993
Interest	13,866
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,780,732
Total Income	56,772,436
Expenses:

Management fee	10,835,832
Administration fee	410,578
Services to shareholders	3,580,412
Custodian and accounting fees	1,131,804
Distribution service fees	1,089,254
Auditing	75,800
Legal	109,597
Directors’ fees and expenses	46,685
Reports to shareholders and shareholder meeting	818,478
Registration fees	81,215
Other	135,913
Total expenses before expense reductions	18,315,568
Expense reductions	(159,744)
Total expenses after expense reductions	18,155,824
Net investment income (loss)	38,616,612

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $28,778)	310,105,324
Foreign currency related transactions	(583,461)
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
309,521,863
Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign tax credit of $202,147)	(13,301,196)
Foreign currency related transactions	10,182
(13,291,014)
Net gain (loss) on investment transactions	296,230,849
Net increase (decrease) in net assets resulting from operations	$334,847,461

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets

	Years Ended August 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations:

Net investment income (loss)	$38,616,612	$24,357,672
Net realized gain (loss) on investment transactions	309,521,863	195,788,430
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,291,014)	160,865,869
Net increase (decrease) in net assets resulting from operations	334,847,461	381,011,971
Distributions to shareholders from:

Net investment income:

Class A	(3,830,201)	(2,251,691)
Class B	(213,541)	(53,018)
Class C	(178,554)	(63,244)
Class AARP	(491,370)	(301,489)
Class S	(27,162,547)	(19,266,523)
Institutional Class	(117,685)	(113,152)
Fund share transactions:

Proceeds from shares sold	152,906,437	154,941,844
Reinvestment of distributions	29,508,984	20,351,593
Cost of shares redeemed	(383,900,323)	(503,357,180)
Redemption fees	37,431	37,489
Net increase (decrease) in net assets from Fund share transactions	(201,447,471)	(328,026,254)
(Increase) decrease in net assets	101,406,092	30,936,600
Net assets at beginning of period	1,589,089,088	1,558,152,488
Net assets at end of period (including undistributed net investment income of $19,838,630 and $12,717,730, respectively)	$1,690,495,180	$1,589,089,088

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Class A

Years Ended August 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.44		$37.86	$33.18	$32.35	$40.03
Income (loss) from investment operations:

Net investment income (loss)[a]	1.13	[e]	.56	.16	.26	.10
Net realized and unrealized gain (loss) on investment transactions	9.31		9.48	4.82	.79	(7.76)
Total from investment operations	10.44		10.04	4.98	1.05	(7.66)
Less distributions from:

Net investment income	(.87)		(.46)	(.30)	(.22)	(.02)
Redemption fees*	.00		.00	.00	.00	.00
Net asset value, end of period	$57.01		$47.44	$37.86	$33.18	$32.35
Total Return (%)[b]	22.24	[c]	26.63	15.06	3.28	(19.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	241		219	192	204	218
Ratio of expenses before expense reductions (%)	1.32		1.33	1.55	1.49	1.31 [d]
Ratio of expenses after expense reductions (%)	1.30		1.33	1.55	1.49	1.31 [d]
Ratio of net investment income (loss) (%)	2.16	[e]	1.28	.41	.84	.28
Portfolio turnover rate (%)	76		57	82	104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.
[e]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

19

Class B

Years Ended August 31,	2006		2005		2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.36		$32.74	$31.95	$39.83
Income (loss) from investment operations:

Net investment income (loss)[a]	.51	[e]	.13		(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.26		9.31		4.77	.76	(7.71)
Total from investment operations	9.77		9.44		4.63	.79	(7.88)
Less distributions from:

Net investment income	(.33)		(.06)		(.01)	—	—
Redemption fees*	.00		.00		.00	.00	.00
Net asset value, end of period	$56.18		$46.74		$37.36	$32.74	$31.95
Total Return (%)[b]	20.92	[c]	25.21	[c]	14.19 [c]	2.47	(19.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28		33		40	47	60
Ratio of expenses before expense reductions (%)	2.42		2.62		2.49	2.27	2.08 [d]
Ratio of expenses after expense reductions (%)	2.35		2.37		2.37	2.27	2.08 [d]
Ratio of net investment income (loss) (%)	1.00	[e]	.24		(.41)	.06	(.49)
Portfolio turnover rate (%)	76		57		82	104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.
[e]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

20

Class C

Years Ended August 31,	2006		2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$46.74		$37.35	$32.74	$31.94	$39.82
Income (loss) from investment operations:

Net investment income (loss)[a]	.67	[d]	.18	(.14)	.03	(.17)
Net realized and unrealized gain (loss) on investment transactions	9.21		9.32	4.76	.77	(7.71)
Total from investment operations	9.88		9.50	4.62	.80	(7.88)
Less distributions from:

Net investment income	(.40)		(.11)	(.01)	—	—
Redemption fees*	.00		.00	.00	.00	.00
Net asset value, end of period	$56.22		$46.74	$37.35	$32.74	$31.94
Total Return (%)[b]	21.26		25.44	14.17 [c]	2.50	(19.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23		22	22	22	24
Ratio of expenses before expense reductions (%)	2.11		2.24	2.38	2.26	2.11
Ratio of expenses after expense reductions (%)	2.11		2.24	2.36	2.26	2.11
Ratio of net investment income (loss) (%)	1.31	[d]	.37	(.40)	.07	(.52)
Portfolio turnover rate (%)	76		57	82	104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

Class S

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.74		$38.10	$33.36		$32.51	$40.24
Income (loss) from investment operations:

Net investment income[a]	1.28	[c]	.71	.30		.35	.19
Net realized and unrealized gain (loss) on investment transactions	9.37		9.54	4.86		.80	(7.80)
Total from investment operations	10.65		10.25	5.16		1.15	(7.61)
Less distributions from:

Net investment income	(1.05)		(.61)	(.42)		(.30)	(.12)
Redemption fees*	.00		.00	.00		.00	.00
Net asset value, end of period	$57.34		$47.74	$38.10		$33.36	$32.51
Total Return (%)	22.61	[b]	27.06	15.49	[b]	3.62	(18.94)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,390		1,278	1,273		1,444	1,872
Ratio of expenses before expense reductions (%)	1.02		.98	1.23		1.18	1.06
Ratio of expenses after expense reductions (%)	1.01		.98	1.17		1.18	1.06
Ratio of net investment income (%)	2.40	[c]	1.63	.79		1.15	.53
Portfolio turnover rate (%)	76		57	82		104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

21

Institutional Class

Years Ended August 31,	2006		2005	2004		2003	2002
Selected Per Share Data
Net asset value, beginning of period	$47.58		$37.99	$33.28		$32.42	$40.13
Income (loss) from investment operations:

Net investment income[a]	1.52		.76	.39		.43	.28
Net realized and unrealized gain (loss) on investment transactions	9.12		9.51	4.84		.80	(7.79)
Total from investment operations	10.64		10.27	5.23		1.23	(7.51)
Less distributions from:

Net investment income	(1.12)		(.68)	(.52)		(.37)	(.20)
Redemption fees*	.00		.00	.00		.00	.00
Net asset value, end of period	$57.10		$47.58	$37.99		$33.28	$32.42
Total Return (%)	22.65	[b]	27.18	15.77	[b]	3.90	(18.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		9	8		21	16
Ratio of expenses before expense reductions (%)	.98		.85	.96		.92	.83
Ratio of expenses after expense reductions (%)	.96		.85	.94		.92	.83
Ratio of net investment income (%)	2.87	[c]	1.76	1.02		1.41	.76
Portfolio turnover rate (%)	76		57	82		104	105

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.51 per share and 0.98% of average daily net assets, respectively.
*	Amount is less than $.005.

22

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Fund (formerly Scudder International Fund) (the “Fund”) is a diversified series of DWS International Fund, Inc. (formerly Scudder International Fund, Inc.) (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.) Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

23

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $773,616,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($311,201,000) and August 31, 2011(462,415,000) the respective expiration dates, whichever occurs first. During the year ended August 31, 2006, the Fund utilized $303,864,000 of prior year capital loss carryforwards.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2006, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$42,913,472
Capital loss carryforwards	$(773,616,000)
Net unrealized appreciation (depreciation) on investments	$433,925,428

24

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2006	2005
Distributions from ordinary income	$31,993,898	$22,049,117

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $1,248,852,197 and $1,491,902,341, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to June 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Management Agreement. For the period from September 1, 2005 through May 31, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $6 billion of the Fund’s average daily net assets	.675%
Next $1 billion of such net assets	.625%
Over $7 billion of such net assets	.600%

Effective June 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rate:

Annual Management Fee Rate
First $6 billion of the Fund’s average daily net assets	.590%
Next $1 billion of such net assets	.540%
Over $7 billion of such net assets	.515%

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Accordingly, for the year ended August 31, 2006, the fee pursuant to the management agreements was equivalent to an annual effective rate of 0.65% of the Fund’s average daily net assets.

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor through September 30, 2005 with respect to the investment and reinvestment of assets in the Fund. On July 7, 2005, Deutsche Bank AG, the parent company of the Fund’s Advisor, entered into an agreement with Aberdeen Asset Management PLC (“Aberdeen”) to sell parts of its asset management business based in London and Philadelphia. As a result, DeAMIS was sold to Aberdeen. The Fund’s Board allowed its subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the Fund’s Management Agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the Fund.

For the period from September 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund expenses (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.35%
Class B	1.37%
Class C	1.36%
Class S	1.24%
Institutional Class	.94%

Effective March 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses, such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.34%
Class B	2.25%
Class C	2.25%
Institutional Class	.88%

For Class S shares, effective March 1, 2006 through July 16, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 1.46%. Effective July 17, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.94%.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through August 31, 2006, the Advisor received an Administration Fee of $410,578, of which $141,800 is unpaid.

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Service Provider Fees. DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation (“DWS-SSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP (through July 14, 2006) and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. (“DST”), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2006
Class A	$519,972	$31,695	$105,417
Class B	182,332	23,805	37,845
Class C	61,434	—	23,045
Class AARP	101,657	—	24,317
Class S	1,584,236	92,286	312,794
Institutional Class	8,323	1,667	—
	$2,457,954	$149,453	$503,418

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective June 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from September 1, 2005 through May 31, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $503,034, all of which is paid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. (“DWS-SDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2006
Class B	$236,602	$20,747
Class C	171,530	15,389
	$408,132	$36,136

In addition, DWS-SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2006	Annual Effective Rate
Class A	$548,911		$95,145.24%
Class B	77,280		12,748.24%
Class C	54,931		7,142.24%
	$681,122		$115,035

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Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2006 aggregated $15,131.

In addition, DWS-SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2006, the CDSC for Class B and C shares aggregated $97,279 and $1,812, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2006, DWS-SDI received $673.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $27,720, of which $6,840 is unpaid.

Directors’ Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo was phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. The conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Expense Reductions

For the year ended August 31, 2006, the Advisor reimbursed the Fund $10,291, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

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F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	863,751	$45,836,447	1,016,052	$44,011,621
Class B	94,812	4,918,013	116,972	4,951,557
Class C	90,126	4,707,899	127,573	5,386,704
Class AARP	83,055	4,490,357	80,734	3,497,237
Class S	1,629,654	86,488,773	2,044,084	87,962,103
Institutional Class	122,336	6,464,948	208,621	9,132,622
		$152,906,437		$154,941,844
Shares issued to shareholders in reinvestment of distributions
Class A	72,043	$3,631,717	49,070	$2,129,658
Class B	4,154	207,751	1,204	51,917
Class C	3,339	166,870	1,390	59,794
Class AARP	9,002	455,434	6,429	280,041
Class S	492,678	24,929,527	406,541	17,717,031
Institutional Class	2,336	117,685	2,607	113,152
		$29,508,984		$20,351,593
Shares redeemed
Class A	(1,314,465)	$(68,658,579)	(1,530,591)	$(65,754,074)
Class B	(310,108)	(16,112,169)	(470,874)	(19,893,079)
Class C	(165,557)	(8,579,993)	(228,615)	(9,734,100)
Class AARP	(87,607)	(4,620,492)	(133,700)	(5,783,017)
Class S	(5,235,374)	(277,376,864)	(9,081,899)	(391,666,255)
Institutional Class	(168,445)	(8,552,226)	(235,627)	(10,526,655)
		$(383,900,323)		$(503,357,180)
Shares converted*
Class AARP	(573,428)	(30,188,152)	—	—
Class S	572,613	30,188,152	—	—
		$—		$—
Redemption fees		$37,431		$37,489
Net increase (decrease)
Class A	(378,671)	$(19,173,281)	(465,469)	$(19,612,001)
Class B	(211,142)	(10,984,802)	(352,698)	(14,889,500)
Class C	(72,092)	(3,705,161)	(99,652)	(4,287,598)
Class AARP	(568,978)	(29,862,398)	(46,537)	(2,005,375)
Class S	(2,540,429)	(135,752,236)	(6,631,274)	(285,950,899)
Institutional Class	(43,773)	(1,969,593)	(24,399)	(1,280,881)
		$(201,447,471)		$(328,026,254)

*	On July 14, 2006, Class AARP shares were converted into Class S shares.

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G. Payments made by Affiliates

During the year ended August 31, 2006, the Advisor has agreed to fully reimburse the Fund $335,338 for losses incurred on trades executed incorrectly. The amount of these losses was less than $.01 per share, thus having no impact on the Fund’s total return.

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

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Other Regulatory Matters. On September 28, 2006, the Securities and Exchange Commission (“SEC”) and the National Association of Securities Dealers (“NASD”) announced final agreements in which Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc. (“DeAM, Inc.”) and Scudder Distributors, Inc. (“SDI”) (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds’ (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI’s use of certain funds’ brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators’ findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

SDI has also offered to settle with the NASD regarding SDI’s provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI’s offer.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS International Fund (formerly Scudder International Fund) (the “Fund”) at August 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 26, 2006                             PricewaterhouseCoopers LLP

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Tax Information (Unaudited)

The Fund paid foreign taxes of $2,919,532 and earned $42,332,104 of foreign source income during the year ended August 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.10 per share as foreign taxes paid and $1.43 per share as income earned from foreign sources for the year ended August 31, 2006.

For federal income tax purposes, the Fund designates $63,773,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of DWS International Fund (the “Fund”) was held on May 5, 2006 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Board Members. (“Number of Votes” represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,460.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund’s Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
14,190,701.063	622,651.372	658,365.899	2,606,060.000

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II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
13,187,974.996	1,633,091.194	650,652.144	2,606,060.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
13,882,816.307	905,681.207	683,220.820	2,606,060.000

The meeting was adjourned until June 1, 2006, at which time the following matter was voted upon by the shareholders.

IV-C. Approval of Amended and Restated Articles of Incorporation. (“Number of Votes” represents all funds that are series of DWS International Fund, Inc.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

*	Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 31, 2006. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

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Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	88

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

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Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

35

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

36

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86

Officers3

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management

Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management

37

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management

Kathleen Sullivan D’Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management

John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

[1]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[2]	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
[3]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[4]	Executive title, not a board directorship.
[5]	Address: 345 Park Avenue, New York, New York 10154.
[6]	Address: Two International Place, Boston, MA 02110.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

38

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	23337R-858	23337R-841	23337R-833	23337R-791
Fund Number	468	668	768	1468

39

For shareholders of Class S

Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting”at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class S
Nasdaq Symbol	SCINX
Fund Number	2068

40

MARCH 1, 2006

PROSPECTUS

CLASSES A, B AND C

DWS Europe Equity Fund

(formerly Scudder Greater Europe Fund)

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

2

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

3

	Class A	Class B	Class C
ticker symbol	SERCX	SERAX	SERBX
fund number	777	477	677

DWS Europe Equity Fund

(formerly Scudder Greater Europe Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of its total assets in European debt securities, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

4

Analysis of regional themes. The manager looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The manager may focus on the securities of particular issuers or industries at different times.

The manager will normally sell a stock when he believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in gaining exposure to Europe’s established markets.

5

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

6

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

7

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is March 19, 2001. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Europe Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	30.52
1997	23.65
1998	28.85
1999	34.21
2000	-9.36
2001	-25.92
2002	-21.39
2003	32.23
2004	16.83
2005	12.63

For the periods included in the bar chart:

Best Quarter: 30.83%, Q4 1999	Worst Quarter: -25.08%, Q3 2002

8

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years		10 Years
Class A
Return before Taxes	6.16	-0.91		9.22
Return after Taxes on Distributions	5.83	-0.89		8.84
Return after Taxes on Distributions and Sale of Fund Shares	2.61	-0.77	*	8.09
Class B (Return before Taxes)	8.53	-0.77		8.97
Class C (Return before Taxes)	11.72	-0.53		9.01
Index (reflects no deductions for fees, expenses or taxes)	9.42	3.68		9.38

Index: The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in 16 stock markets in Europe.

Total returns would have been lower if operating expenses hadn’t been reduced.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

9

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee, on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets
Management Fee(4)	0.74%		0.74%	0.74%
Distribution/Service (12b-1) Fees	0.23		1.00	1.00
Other Expenses(5)	0.48		0.95	0.65
Total Annual Operating Expenses	1.45		2.69	2.39
Less Fee Waiver/Expense Reimbursement	0.01		0.20	0.06
Net Annual Fund Operating Expenses (after waiver)(6)	1.44		2.49	2.33

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Management fees have been restated to reflect the new fee schedule effective March 14, 2005.
(5)	On March 11, 2005, Scudder New Europe Fund merged into the fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.
(6)	Through March 13, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.17%, 1.45% and 1.29% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

10

Based on the costs above (including one year of capped expenses in the “1 Year” period and two years of expenses in the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$713	$1,005	$1,320	$2,209
Class B shares	652	1,087	1,588	2,411
Class C shares	336	734	1,264	2,717

Expenses, assuming you kept your shares
Class A shares	$713	$1,005	$1,320	$2,209
Class B shares	252	797	1,388	2,411
Class C shares	236	734	1,264	2,717

11

	Class A	Class B	Class C
ticker symbol	SLANX	SLAOX	SLAPX
fund number	474	674	774

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in debt securities including junk bonds (i.e., grade BB and below), 10% of which may include securities rated B or lower. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

12

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting the fund’s exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the Latin American markets. When Latin American stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to this risk as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks to their investments and are interested in investing for long-term growth and who seek exposure to Latin American markets.

13

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition,

14

profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Other factors that could affect fund performance include:

•	the managers could be incorrect in their analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

15

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 29, 2001. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are estimates shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Latin America Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	27.97
1997	30.94
1998	-29.89
1999	46.76
2000	-15.87
2001	-1.12
2002	-18.54
2003	54.49
2004	33.79
2005	52.14

For the periods included in the bar chart:

Best Quarter: 33.99%, Q4 1999	Worst Quarter: -22.20%, Q3 1998

16

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	43.40	19.01	13.22
Return after Taxes on Distributions	42.19	18.70	12.57
Return after Taxes on Distributions and Sale of Fund Shares	28.29	16.86	11.73
Class B (Return before Taxes)	47.84	19.38	12.99
Class C (Return before Taxes)	50.99	19.46	13.00
Index (reflects no deductions for fees, expenses or taxes)	50.42	23.02	14.58

Index: The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

17

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee, on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets Management Fee	1.23%		1.23%	1.23%
Distribution/Service (12b-1) Fees	0.22		0.99	0.99
Other Expenses	0.38		0.53	0.40
Total Annual Operating Expenses(4),(5)	1.83		2.75	2.62

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.
(5)	Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 2.089%, 2.839% and 2.839% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

18

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$750	$1,117	$1,508	$2,599
Class B shares	678	1,153	1,654	2,656
Class C shares	365	814	1,390	2,954

Expenses, assuming you kept your shares
Class A shares	$750	$1,117	$1,508	$2,599
Class B shares	278	853	1,454	2,656
Class C shares	265	814	1,390	2,954

19

	Class A	Class B	Class C
ticker symbol	SPAOX	SBPOX	SPCCX
fund number	473	673	773

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include: the People’s Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan — the so-called “four tigers.” The fund generally intends to focus on common stocks from the region’s smaller emerging markets and does not invest in Japan.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in foreign or domestic debt securities in the top three credit grades. The fund may invest up to 20% of net assets in non-Pacific Basin equities, excluding Japan.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

20

Growth orientation. The manager generally looks for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The manager looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The manager may focus on the securities of particular issuers or industries at different times.

The manager will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting the fund’s exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case Pacific Basin markets. When Pacific Basin stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to this risk as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in investing for long-term growth who can accept above-average risks to their investments and who seek exposure to higher risk markets in the Pacific region.

21

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

22

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Other factors that could affect fund performance include:

•	the manager could be incorrect in his analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

23

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares is May 29, 2001. In the bar chart, the performance figures for Class A shares before that date are based on the historical performance of the fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses and the current applicable sales charges for Classes A, B or C. Class S shares are offered in a separate prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Pacific Opportunities Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class A

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	6.16
1997	-37.90
1998	-12.87
1999	75.14
2000	-39.31
2001	-7.29
2002	-8.87
2003	43.72
2004	15.28
2005	23.45

For the periods included in the bar chart:

Best Quarter: 39.63%, Q2 1999	Worst Quarter: -27.21%, Q4 1997

24

Average	Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class A
Return before Taxes	16.36	10.25	-0.06
Return after Taxes on Distributions	16.24	10.52	0.00
Return after Taxes on Distributions and Sale of Fund Shares	8.84	9.18	0.01	*
Class B (Return before Taxes)	19.48	10.55	-0.26
Class C (Return before Taxes)	22.39	10.68	-0.25
Index (reflects no deductions for fees, expenses or taxes)	23.17	13.44	1.96

Index: The Morgan Stanley Capital International (MSCI) All Country Asia Free (ex- Japan) Index is an unmanaged capitalization-weighted measure of markets in the Pacific Region, excluding Japan.

Total returns would have been lower if operating expenses hadn’t been reduced.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.dws-scudder.com.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

25

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A		Class B	Class C
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	5.75	%(1)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)	None	(2)	4.00%	1.00%
Redemption/Exchange fee, on shares owned less than 30 days (as % of redemption proceeds)(3)	2.00		2.00	2.00

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%		0.85%	0.85%
Distribution/Service (12b-1) Fees	0.23		0.99	1.00
Other Expenses	0.82		1.11	0.91
Total Annual Operating Expenses(4),(5)	1.90		2.95	2.76

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see “Choosing a Share Class — Class A shares”).
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Choosing a Share Class — Class A shares”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed during the next six months following purchase.
(3)	This fee is charged on applicable redemptions or exchanges. Please see “Policies You Should Know About — Policies about transactions” for further information.
(4)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.
(5)	Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 2.00%, 2.75% and 2.75% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

26

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Expenses, assuming you sold your shares at the end of each period
Class A shares	$757	$1,138	$1,542	$2,669
Class B shares	698	1,213	1,752	2,795
Class C shares	379	856	1,459	3,090

Expenses, assuming you kept your shares
Class A shares	$757	$1,138	$1,542	$2,669
Class B shares	298	913	1,552	2,795
Class C shares	279	856	1,459	3,090

27

Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. Each fund will provide shareholders with at least 60 days’ notice prior to making any changes to its 80% investment policy.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

•	Each fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

28

Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). Each fund’s Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

29

Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM, or the subadvisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Europe Equity Fund	0.81%
DWS Latin America Equity Fund	1.23%
DWS Pacific Opportunities Equity Fund	0.85%

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Effective March 14, 2005, DWS Europe Equity Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets	Fee Rate
$0 - $250 million	0.750%
$250 million - $1 billion	0.720%
$1 billion - $2.5 billion	0.700%
$2.5 billion - $5 billion	0.680%
$5 billion - $7.5 billion	0.650%
$7.5 billion - $10 billion	0.640%
$10 billion - $12.5 billion	0.630%
Over $12.5 billion	0.620%

Each fund’s shareholder report for the most recently completed fiscal year, ended October 31, 2005, contains a discussion regarding the basis for the Board of Directors’ renewal of each fund’s investment management agreement and DWS Pacific Opportunities Equity Fund’s subadvisory agreement (see “Shareholder reports” on the back cover).

The subadvisor

DWS Pacific Opportunities Equity Fund

Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of DeIM, is the subadvisor for DWS Pacific Opportunities Equity Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by DeIM from time to time for management. DeIM compensates DeAM Asia out of the management fee it receives from the fund.

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The portfolio managers

The following people handle the day-to-day management of each fund.

DWS Europe Equity Fund

Paras Anand
Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Portfolio Manager for European Equity: New York.

• Joined Deutsche Asset Management in 2003 and the fund in 2004.

• Prior experience includes seven years of experience managing a pan-European hedge fund at HSBC and as a fund manager for UK equities at INVESCO.

• BA, Bristol University.

DWS Pacific Opportunities Equity Fund

Joseph Wat Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2004 and the fund in 2005.

• Manages Asian portfolios, specializing in South Asian market research.

•        Prior to that, over 12 years of investment industry experience, including as an analyst at INVESCO Asset Management, specializing in South Asian markets; analyst at Schroders Securities; Assistant Treasurer at DBS Bank; and auditor at Arthur Andersen.

• Graduated from National University of Singapore.

DWS Latin America Equity Fund is managed by a team of investment professionals who each play an important role in the fund’s management process. The team works for DeIM or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. DeIM or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

DWS Latin America Equity Fund is managed by a team of investment professionals who collaborate to implement the fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

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DWS Latin America Equity Fund

Tara C. Kenney
Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1996.

• Over 21 years of investment industry experience.

• BA, University of Notre Dame; MBA, New York University.

Paul H. Rogers, CFA Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 1995.

• Over 20 years of investment industry experience.

• BA, University of Vermont; MBA, New York University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in a fund, a description of their compensation structure and information regarding other accounts they manage.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

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With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally

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to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Europe Equity Fund — Class A

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$24.77		$21.16		$18.06		$22.13	$25.79

Income (loss) from investment operations:
Net investment income (loss)^b	.59	^e	.23		.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.47		3.61		2.99		(4.09)	(3.65)

Total from investment operations	4.06		3.84		3.17		(4.03)	(3.66)

Less distributions from:
Net investment income	(.39)		(.23)		(.07)		(.04)	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$28.44		$24.77		$21.16		$18.06	$22.13

Total Return (%)^c	16.49		18.21	^d	17.59	^d	(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115		1		2		1	.72
Ratio of expenses before expense reductions (%)	1.41		1.66		1.65		1.66	1.64	*
Ratio of expenses after expense reductions (%)	1.41		1.64		1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	2.16		.98		1.02		.25	(.07	)*
Portfolio turnover rate (%)	168		104		71		89	104

^a	For the period from March 19, 2001 (commencement of operations of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Europe Equity Fund — Class B

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$24.38		$20.84		$17.85		$22.02	$25.79

Income (loss) from investment operations:
Net investment income (loss)^b	.31	^e	.04		.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	3.43		3.54		2.94		(4.07)	(3.64)

Total from investment operations	3.74		3.58		2.99		(4.17)	(3.77)

Less distributions from:
Net investment income	(.18)		(.04)		—		—	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$27.94		$24.38		$20.84		$17.85	$22.02

Total Return (%)^c	15.40	^d	17.20	^d	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		.37		.24		.25	.05
Ratio of expenses before expense reductions (%)	2.65		2.54		2.45		2.46	2.44	*
Ratio of expenses after expense reductions (%)	2.46		2.49		2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	1.11		.13		.22		(.55)	(.87	)*
Portfolio turnover rate (%)	168		104		71		89	104

^a	For the period from March 19, 2001 (commencement of operations of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Europe Equity Fund — Class C

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$24.39		$20.84		$17.86		$22.01	$25.79

Income (loss) from investment operations:
Net investment income (loss)^b	.35	^e	.05		.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	3.44		3.54		2.94		(4.05)	(3.67)

Total from investment operations	3.79		3.59		2.98		(4.15)	(3.78)

Less distributions from:
Net investment income	(.19)		(.04)		—		—	—
Redemption fees	.00	***	.00	***	.00	***	.00 ***	—

Net asset value, end of period	$27.99		$24.39		$20.84		$17.86	$22.01

Total Return (%)^c	15.57	^d	17.25		16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		.74		.36		.28	.06
Ratio of expenses before expense reductions (%)	2.35		2.45		2.45		2.43	2.42	*
Ratio of expenses after expense reductions (%)	2.30		2.45		2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	1.27		.17		.22		(.52)	(.85	)*
Portfolio turnover rate (%)	168		104		71		89	104

^a	For the period from March 19, 2001 (commencement of operations of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Latin America Equity Fund — Class A

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$27.80		$21.59		$15.21		$17.36	$21.51

Income (loss) from investment operations:
Net investment income (loss)^b	.47		.54		.22		.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	16.99		6.05		6.26		(2.10)	(4.06)

Total from investment operations	17.46		6.59		6.48		(1.96)	(4.15)

Less distributions from:
Net investment income	(.42)		(.38)		(.10)		(.27)	—
Redemption fees	.00	***	—		.00	***	.08	—

Net asset value, end of period	$44.84		$27.80		$21.59		$15.21	$17.36

Total Return (%)^c	63.44		30.85	^d	42.72	^d	(11.12)	(19.29	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		9		6		.23	.55
Ratio of expenses before expense reductions (%)	1.81		1.99		2.17		2.18	2.18	*
Ratio of expenses after expense reductions (%)	1.81		1.91		2.14		2.18	2.18	*
Ratio of net investment income (loss) (%)	1.40		2.24		1.29		.83	(1.39	)*
Portfolio turnover rate (%)	73		62		24		22	20

^a	For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Latin America Equity Fund — Class B

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$27.71		$21.51		$15.18		$17.32	$21.51

Income (loss) from investment operations:
Net investment income (loss)^b	.15		.34		.07		.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	16.84		6.04		6.26		(2.14)	(4.05)

Total from investment operations	16.99		6.38		6.33		(2.10)	(4.19)

Less distributions from:
Net investment income	(.42)		(.18)		—		(.12)	—
Redemption fees	.00	***	—		.00	***	.08	—

Net asset value, end of period	$44.28		$27.71		$21.51		$15.18	$17.32

Total Return (%)^c	61.94		29.82	^d	41.70	^d	(11.82)	(19.48	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		.4		.22		.04	.001
Ratio of expenses before expense reductions (%)	2.73		3.09		3.00		2.98	2.98	*
Ratio of expenses after expense reductions (%)	2.73		2.76		2.96		2.98	2.98	*
Ratio of net investment income (loss) (%)	.48		1.39		.47		.03	(2.19	)*
Portfolio turnover rate (%)	73		62		24		22	20

^a	For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Latin America Equity Fund — Class C

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$27.62		$21.45		$15.14		$17.28	$21.51

Income (loss) from investment operations:
Net investment income (loss)^b	.17		(.07	)^e	.08		.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	16.86		6.43		6.23		(2.15)	(4.09)

Total from investment operations 17.03	6.36		6.31		(2.10)		(4.23)	—

Less distributions from:
Net investment income	(.36)		(.19)		—		(.12)	—
Redemption fees	.00	***	—		.00	***	.08	—

Net asset value, end of period	$44.29		$27.62		$21.45		$15.14	$17.28

Total Return (%)^c	62.19		29.77	^d	41.68	^d	(11.82)	(19.67	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		.5		.22		.01	.001
Ratio of expenses before expense reductions (%)	2.60		2.92		2.97		2.95	2.95	*
Ratio of expenses after expense reductions (%)	2.60		2.72		2.92		2.95	2.95	*
Ratio of net investment income (loss) (%)	.61		(6.62	)^e	.51		.06	(2.16	)*
Portfolio turnover rate (%)	73		62		24		22	20

^a	For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
^e	Due to the timing of subscriptions and redemptions for this class in relation to the operating results of the Fund, the amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other share classes during the year.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Pacific Opportunities Equity Fund — Class A

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.95		$10.90		$7.97		$7.37	$9.37

Income (loss) from investment operations:
Net investment income (loss)^b	.19		.07		.08		(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.03		1.04		2.85		.62	(2.00)

Total from investment operations	2.22		1.11		2.93		.59	(2.01)

Less distributions from:
Net investment income	(.12)		(.07)		—		—	—
Redemption fees	.00	***	.01		.00	***	.01	.01

Net asset value, end of period	$14.05		$11.95		$10.90		$7.97	$7.37

Total Return (%)^c	18.63		10.32	^d	36.76		8.14	(21.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14		18		7	6
Ratio of expenses before expense reductions (%)	1.83		1.89		1.76		1.79	1.80	*
Ratio of expenses after expense reductions (%)	1.83		1.88		1.76		1.79	1.80	*
Ratio of net investment income (loss) (%)	1.40		.76		.94		(.33)	(.09	)*
Portfolio turnover rate (%)	100		80		109		77	212

^a	For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Pacific Opportunities Equity Fund — Class B

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.69		$10.69		$7.88		$7.35	$9.37

Income (loss) from investment operations:
Net investment income (loss)^b	.08		(.00	)***	.01		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.01		.99		2.80		.62	(2.00)

Total from investment operations	2.09		.99		2.81		.52	(2.03)

Redemption fees	.00	***	.01		.00	***	.01	.01

Net asset value, end of period	$13.78		$11.69		$10.69		$7.88	$7.35

Total Return (%)^c	17.88	^d	9.35	^d	35.66		7.21	(21.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4		4		4	4
Ratio of expenses before expense reductions (%)	2.88		2.83		2.59		2.59	2.61	*
Ratio of expenses after expense reductions (%)	2.74		2.67		2.59		2.59	2.61	*
Ratio of net investment income (loss) (%)	.49		(.04)		.11		(1.13)	(.90	)*
Portfolio turnover rate (%)	100		80		109		77	212

^a	For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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DWS Pacific Opportunities Equity Fund — Class C

Years Ended October 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.71		$10.70		$7.89		$7.35	$9.37

Income (loss) from investment operations:
Net investment income (loss)^b	.08		.00	***	.02		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.99		1.00		2.79		.63	(2.00)

Total from investment operations	2.07		1.00		2.81		.53	(2.03)

Redemption fees	.00	***	.01		.00	***	.01	.01

Net asset value, end of period	$13.78		$11.71		$10.70		$7.89	$7.35

Total Return (%)^c	17.68		9.44^d		35.61		7.35	(21.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2		2		1	1
Ratio of expenses before expense reductions (%)	2.69		2.79		2.55		2.56	2.57	*
Ratio of expenses after expense reductions (%)	2.69		2.67		2.55		2.56	2.57	*
Ratio of net investment income (loss) (%)	.54		.04		.15		(1.10)	(.86	)*
Portfolio turnover rate (%)	100		80		109		77	212

^a	For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return does not reflect the effect of any sales charges.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

45

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund offers other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare
Class A

• Sales charges of up to 5.75%, charged when you buy shares	• Some investors may be able to reduce or eliminate their sales charges; see next page

• In most cases, no charges when you sell shares	• Total annual operating expenses are lower than those for Class B or Class C

• Up to 0.25% annual shareholder servicing fee

Class B

• No sales charges when you buy shares	• The deferred sales charge rate falls to zero after six years

• Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years	• Shares automatically convert to Class A after six years, which means lower annual expenses going forward

• Up to 0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

Class C

• No sales charges when you buy shares • Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year	• The deferred sales charge rate is lower than Class B shares, but your shares never convert to Class A, so annual expenses remain higher

• Up to 0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services. Financial advisors may also receive compensation from a fund for the services they provide to their clients.

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Class A shares

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Front-end Sales Charge as a % of offering price(1),(2)	Front-end Sales Charge as a % of your net investment(2)
Up to $50,000	5.75%	6.10%
$50,000-$99,999	4.50	4.71
$100,000-$249,999	3.50	3.63
$250,000-$499,999	2.60	2.67
$500,000-$999,999	2.00	2.04
$1 million or more	See below and page 52

(1)	The offering price includes the sales charge.
(2)	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (“Letter of Intent”)

•	the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you’re investing now in Class A shares is at least $50,000 (“Cumulative Discount”)

•	you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (“Combined Purchases”)

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

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For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit www.dws-scudder.com (click on the link entitled “Fund Sales Charge and Breakpoint Schedule”), consult with your financial advisor or refer to the section entitled “Purchase or Redemption of Shares” in each fund’s Statement of Additional Information.

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You may be able to buy Class A shares without sales charges when you are:

•	reinvesting dividends or distributions

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

•	exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund

•	a current or former director or trustee of the Deutsche or DWS mutual funds

•	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of such funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without sales charges (“Large Order NAV Purchase Privilege”). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of purchase and a similar charge of 0.50% on shares you sell during the next six months of owning them. This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

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Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell
First year	4.00%
Second or third year	3.00
Fourth or fifth year	2.00
Sixth year	1.00
Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares in these funds or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

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Class C shares

With Class C shares, you pay no up-front sales charges. Class C shares have a 12b-1 plan under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class C shares don’t have any front-end sales charge, their higher annual expenses mean that over the years, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren’t certain of their investment time horizon.

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How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments
$1,000 or more for regular accounts	$50 or more for regular accounts and IRA accounts

$500 or more for IRAs	$50 or more with an Automatic Investment Plan

$50 or more with an Automatic Investment Plan

Through a financial advisor

• Contact your advisor using the method that's most convenient for you	• Contact your advisor using the method that's most convenient for you

By mail or express mail (see below)

• Fill out and sign an application	• Send a check made out to "DWS Scudder" and a DWS Scudder investment slip to us at the appropriate address below

• Send it to us at the appropriate address, along with an investment check	• If you don't have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By phone

Not available	• Call (800) 621-1048 for instructions

With an automatic investment plan

• Fill in the information on your application and include a voided check.	• To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet

Not available	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and register

• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

DWS Scudder, 210 W. 10th Street, Kansas City, MO 64105-1614

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How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares
$1,000 or more to open a new account ( $500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you're in doubt, see page 61

• Contact your advisor by the method that's most convenient for you	• Contact your advisor by the method that's most convenient for you

By phone or wire

• Call (800) 621-1048 for instructions	• Call (800) 621-1048 for instructions

By mail or express mail (see previous page)

Write a letter that includes:	Write a letter that includes:

• the fund, class and account number you're exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic exchange plan

• To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a fund account, call (800) 621-1048 (minimum $ 50)

On the Internet

• Call (800) 621-1048 to establish Internet access	• Call (800) 621-1048 to establish Internet access

• Go to www.dws-scudder.com and log in	• Go to www.dws-scudder.com and log in

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class A, Class B and Class C shares. The funds have other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.dws-scudder.com to get up-to-date information, review balances or even place orders for exchanges.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges). In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

Each fund discourages short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to each fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

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Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the funds calculate share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

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Each fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or each fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.

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The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

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The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

InvestorACCESS, the automated information line, is available 24 hours a day by calling (800) 972-3060. You can use InvestorACCESS to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

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Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

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When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for — whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another fund don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

•	the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

•	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

•	withdrawals related to certain retirement or benefit plans

•	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

•	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies DWS Scudder Distributors, Inc. that the dealer waives the applicable commission

•	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

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If you sell shares in a DWS fund and then decide to invest with DWS Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a DWS fund at its current NAV and for purposes of sales charges it will be treated as if it had never left DWS Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

How the funds calculate share price

To calculate net asset value per share, or NAV, each share class of each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors a CDSC may be taken out of the proceeds (see “Choosing a Share Class”).

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Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by each fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

Because each fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don’t price their shares.

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Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (this policy doesn’t apply to investors with $100,000 or more in DWS fund shares, investors with an Automatic Investment Plan established with $50 or more per month or in any case where a fall in share price created the low balance)

65

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, the funds generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary, may do so at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

66

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Dividends and distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

The tax status of a fund’s earnings you receive and your own fund transactions, generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund

• gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by a fund for one year or less

• qualified dividend income	• all other taxable income

Transactions involving fund shares

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

67

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund’s yield on those securities would generally be decreased. A fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if, at the end of its fiscal year, more than 50% of a fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning before January 1, 2009, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund’s shares for lower rates to apply.

For taxable years beginning before January 1, 2009, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

68

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds’ Statement of Additional Information.

69

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

DWS Scudder	SEC	Distributor
222 South Riverside Plaza	Public Reference Section	DWS Scudder Distributors, Inc.
Chicago, IL 60606-5808	Washington, D.C. 20549	222 South Riverside Plaza
www.dws-scudder.com	www.sec.gov	Chicago, IL 60606-5808
(800) 621-1048	(202) 942-8090	(800) 621-1148

SEC File Number:

DWS International Fund, Inc.	811-642

[Logo]DWS

SCUDDER

Deutsche Bank Group

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund

DWS Core Fixed Income Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS GNMA Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic Income Fund

DWS U.S. Government Securities Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

1

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS Balanced Fund

DWS Blue Chip Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series

DWS Money Market Fund

DWS Pacific Opportunities Equity Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax-Exempt Money Fund

DWS Tax Free Money Fund

DWS U.S. Treasury Money Fund

DWS Technology Fund

DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

May 1, 2006=

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Pacific Opportunities Fund

Investors Cash Trust: Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

Cash Reserve Fund, Inc.: Tax-Free Series

Tax Free Money Fund Investment

DWS Tax-Exempt Money Fund

DWS Tax-Free Money Fund

Cash Reserve Fund, Inc.: Treasury Series

Treasury Money Fund – Institutional Class

DWS U.S. Treasury Money Fund

Treasury Money Fund Investment

Tax-Exempt New York Money Market Fund

DWS Cash Investment Trust

Deutsche Asset Management (“DeAM”), is proposing the following mergers as part of DeAM’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds

DWS Pacific Opportunities Fund

Investors Cash Trust: Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

Cash Reserve Fund, Inc.: Tax-Free Series

Tax Free Money Fund Investment

DWS Tax-Exempt Money Fund

DWS Tax-Free Money Fund

Cash Reserve Fund, Inc.: Treasury Series

Treasury Money Fund — Institutional Class

DWS U.S. Treasury Money Fund

Treasury Money Fund Investment

Tax-Exempt New York Money Market Fund

DWS Cash Investment Trust

DWS International Fund

Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Cash Trust: Treasury Portfolio

NY Tax Free Money Fund Investment

DWS Money Market Fund

Completion of each merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board’s considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

[Logo]DWS SCUDDER

Deutsche Bank Group

July 26, 2006

DMF-3602=

1

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS High Income Plus Fund

DWS Health Care Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS U.S. Bond Index Fund

DWS Value Builder Fund

The following replaces similar disclosure under “Redemption fees” in each fund’s “Policies You Should Know About” section:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

Please Retain This Supplement for Future Reference

[Logo]DWS SCUDDER
Deutsche Bank Group

August 18, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED

FUNDS/PORTFOLIOS:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Funds

DWS Government & Agency Money Fund

DWS Money Market Prime Series

DWS Tax-Exempt Money Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities

Portfolio Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements disclosure in the purchase and redemption information section of each fund’s/portfolio’s prospectuses:

The fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the

[DWS SCUDDER LOGO]

Deutsche Bank Group

October 30, 2006

DMF-3612

fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this fund. Additional information regarding these revenue sharing payments is included in the fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

DMF-3612

2

MARCH 1, 2006

PROSPECTUS

CLASS AARP AND CLASS S SHARES

DWS Europe Equity Fund

(formerly Scudder Greater Europe Fund)

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Funds Work

On the next few pages, you’ll find information about each fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at www.dws-scudder.com.

	Class AARP	Class S
ticker symbol	SGEGX	SCGEX
fund number	177	077

DWS Europe Equity Fund

(formerly Scudder Greater Europe Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). Although the fund may invest in equities of any size or European country, it tends to focus on common stocks of multinational companies in industrialized Western and Southern European countries such as France, Italy, Germany, the Netherlands and the United Kingdom.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of total assets in European debt securities, including junk bonds (i.e., grade BB and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

4

Analysis of regional themes. The manager looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The manager may focus on the securities of particular issuers or industries at different times.

The manager will normally sell a stock when he believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund’s exposure to a given country.

Securities Lending. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in gaining exposure to Europe’s established markets.

5

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

6

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Securities Lending Risk. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

7

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

8

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Europe Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	30.88
1997	23.99
1998	29.20
1999	34.58
2000	-9.11
2001	-25.69
2002	-21.15
2003	32.46
2004	16.99
2005	12.89

For the periods included in the bar chart:

Best Quarter: 30.92%, Q4 1999	Worst Quarter: -25.02%, Q3 2002

9

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years		10 Years
Class S
Return before Taxes	12.89	0.50		10.15
Return after Taxes on Distributions	12.54	0.48		9.71
Return after Taxes on Distributions and Sale of Fund Shares	9.08	0.58	*	8.91
Class AARP (Return before Taxes)	12.74	0.47		10.13
Index (reflects no deductions for fees, expenses or taxes)	9.42	3.68		9.38

Index: The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in 16 stock markets in Europe.

Total returns would have been lower if operating expenses hadn’t been reduced.

*	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

10

How Much Investors Pay

The fund’s Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption/Exchange Fee, on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee(2)	0.74%	0.74%
Distribution/Service (12b-1) Fees	None	None
Other Expenses(3)	0.70	0.49

Total Annual Operating Expenses(4)	1.44	1.23

(1)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(2)	Management fees have been restated to reflect the new fee schedule effective March 14, 2005.
(3)	On March 11, 2005, Scudder New Europe Fund merged into the fund. In connection with the merger, certain fees that compose Other Expenses have been renegotiated. Accordingly, the expenses have been restated to reflect the anticipated result of the merger. Actual expenses may be different.
(4)	Through March 13, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.45% for Class AARP shares and 1.20% for Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$147	$456	$787	$1,724
Class S	125	390	676	1,489

11

	Class AARP	Class S
ticker symbol	SLAMX	SLAFX
fund number	174	074

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. Although the fund may invest in any Latin American country, it expects to invest primarily in the common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in debt securities including junk bonds (i.e., grade BB and below), 10% of which may include securities rated B or lower. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

12

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The managers may focus on the securities of particular issuers or industries at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting the fund’s exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case, the Latin American markets. When Latin American stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to this risk as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks to their investments and are interested in investing for long-term growth and who seek exposure to Latin American markets.

13

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency

14

devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Non-Diversification Risk. The fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of fund holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Other factors that could affect fund performance include:

•	the managers could be incorrect in their analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

15

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index vary over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Latin America Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	28.32
1997	31.30
1998	-29.70
1999	47.16
2000	-15.64
2001	-0.82
2002	-18.28
2003	54.86
2004	34.09
2005	52.45

For the periods included in the bar chart:

Best Quarter: 34.08%, Q4 1999	Worst Quarter: -22.14%, Q3 1998

16

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	52.45	20.74	14.20
Return after Taxes on Distributions	51.12	20.36	13.45
Return after Taxes on Distributions and Sale of Fund Shares	36.59	18.43	12.44
Class AARP (Return before Taxes)	52.42	20.75	14.21
Index (reflects no deductions for fees, expenses or taxes)	50.42	23.02	14.58

Index: The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

17

How Much Investors Pay

The fund’s Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption/Exchange Fee, on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	1.23%	1.23%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.43	0.39

Total Annual Operating Expenses(2),(3)	1.66	1.62

(1)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(2)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.75% for Class AARP and Class S shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.
(3)	Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 1.839% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$169	$523	$902	$1,965
Class S	165	511	881	1,922

18

	Class AARP	Class S
ticker symbol	SPOPX	SCOPX
fund number	173	073

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

The Fund’s Main Investment Strategy

Under normal circumstances, the fund seeks long-term growth of capital by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Pacific Basin countries include: the People’s Republic of China, Australia, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka, Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan — the so-called “four tigers.” The fund generally intends to focus on common stocks from the region’s smaller emerging markets and does not invest in Japan.

In choosing stocks, the portfolio manager uses a combination of three analytical disciplines:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS While most of the fund’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The fund may invest up to 20% of net assets in foreign or domestic debt securities in the top three credit grades. The fund may invest up to 20% of total assets in non-Pacific Basin equities, excluding Japan.

The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The fund may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market (see “Secondary risks” for more information).

19

Growth orientation. The manager generally looks for companies that he believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of regional themes. The manager looks for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The manager may focus on the securities of particular issuers or industries at different times.

The manager will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or when adjusting the fund’s exposure to a given country.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this fund is how stock markets perform — in this case Pacific Basin markets. When Pacific Basin stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to this risk as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who are interested in investing for long-term growth who can accept above-average risks to their investments and who seek exposure to higher risk markets in the Pacific region.

20

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the fund’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The fund invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

21

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent the fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the fund’s portfolio will decline in value.

Other factors that could affect fund performance include:

•	the manager could be wrong in his analysis of foreign governments, industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see “Secondary risks” for more information).

22

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class AARP shares is October 2, 2000. Performance figures before that date reflect the historical performance of the fund’s original share class (Class S).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class S only and will vary for Class AARP. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Pacific Opportunities Equity Fund

Annual Total Returns (%) as of 12/31 each year — Class S

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996	6.45
1997	-37.72
1998	-12.63
1999	75.62
2000	-39.14
2001	-6.97
2002	-8.63
2003	44.12
2004	15.59
2005	23.68

For the periods included in the bar chart:

Best Quarter: 39.72%, Q2 1999	Worst Quarter: -27.16%, Q4 1997

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Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class S
Return before Taxes	23.68	11.86	0.81
Return after Taxes on Distributions	23.49	11.98	0.76
Return after Taxes on Distributions and Sale of Fund Shares	15.65	10.58	0.71
Class AARP (Return before Taxes)	23.52	11.85	0.81
Index (reflects no deductions for fees, expenses or taxes)	23.17	13.44	1.96

Index: The Morgan Stanley Capital International (MSCI) All Country Asia Free (ex-Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-728-3337 or visit our Web site at www.dws-scudder.com.

The Return After Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

24

How Much Investors Pay

The fund’s Class AARP and Class S shares have no sales charges or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses and as a shareholder of either Class AARP or Class S shares you pay them indirectly.

Fee Table	Class AARP	Class S
Shareholder Fees, paid directly from your investment
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Redemption/Exchange Fee, on shares owned less than 30 days (as % of redemption proceeds)(1)	2.00%	2.00%

Annual Operating Expenses, deducted from fund assets
Management Fee	0.85%	0.85%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	1.06	0.85

Total Annual Operating Expenses(2),(3)	1.91	1.70

(1)	This fee is charged on applicable redemptions or exchanges. Please see “Policies about transactions” for further information.
(2)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.
(3)	Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class AARP	$194	$600	$1,032	$2,233
Class S	173	536	923	2,009

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Other Policies and Secondary Risks

While the previous pages describe the main points of each fund’s strategy and risks, there are a few other issues to know about:

•	Although major changes tend to be infrequent, a fund’s Board could change that fund’s investment goal without seeking shareholder approval. Each fund will provide shareholders with at least 60 days’ notice prior to making any changes to its 80% investment policy.

•	As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money securities or other short-term instruments that offer comparable levels of risk. This could prevent losses but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

•	Each fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities.

•	Each fund may trade securities actively. This could could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

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Credit Risk. A fund purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield (or junk) bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Each fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). Each fund’s Statement of Additional Information includes a description of the policies and procedures with respect to the disclosure of the funds’ portfolio holdings.

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Who Manages and Oversees the Funds

DWS Scudder is part of Deutsche Asset Management (“DeAM”), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The investment advisor

DeIM is the investment advisor for each fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or the subadvisor, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM, or the subadvisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeIM receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
DWS Europe Equity Fund	0.81%
DWS Latin America Equity Fund	1.23%
DWS Pacific Opportunities Equity Fund	0.85%

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Effective March 14, 2005, DWS Europe Equity Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets	Fee Rate
$0 - $250 million	0.750%
$250 million - $1 billion	0.720%
$1 billion - $2.5 billion	0.700%
$2.5 billion - $5 billion	0.680%
$5 billion - $7.5 billion	0.650%
$7.5 billion - $10 billion	0.640%
$10 billion - $12.5 billion	0.630%
Over $12.5 billion	0.620%

Each fund’s shareholder report for the fiscal year, ended October 31, 2005, contains a discussion regarding the basis for the Board of Directors’ renewal of each fund’s investment management agreement and DWS Pacific Opportunities Equity Fund’s subadvisory agreement (see “Shareholder reports” on the back cover).

AARP shares

Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from Scudder Investments, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between Scudder Investments and AARP ended on December 31, 2005. As a result, the fund is no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006.

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The subadvisor

DWS Pacific Opportunities Equity Fund

Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01, Ocean Towers, Singapore, an affiliate of DeIM, is the subadvisor for DWS Pacific Opportunities Equity Fund. DeAM Asia renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund’s portfolio that is allocated to it by DeIM from time to time for management. DeIM compensates DeAM Asia out of the management fee it receives from the fund.

The portfolio managers

The following people handle the day-to-day management of each fund.

DWS Europe Equity Fund

Paras Anand
Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

•	Portfolio Manager for European Equity: New York.

•	Joined Deutsche Asset Management in 2003 and the fund in 2004.

•	Prior experience includes seven years of experience managing a pan-European hedge fund at HSBC and as a fund manager for UK equities at INVESCO.

BA, Bristol University.

DWS Pacific Opportunities Equity Fund

Joseph Wat
Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2004 and the fund in 2005.

•	Manages Asian portfolios, specializing in South Asian market research.

•	Prior to that, over 12 years of investment industry experience, including as an analyst at INVESCO Asset Management, specializing in South Asian markets; analyst at Schroders Securities; Assistant Treasurer at DBS Bank; and auditor at Arthur Andersen.

•	Graduated from National University of Singapore.

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DWS Latin America Equity Fund is managed by a team of investment professionals who each play an important role in the fund’s management process. The team works for DeIM or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. DeIM or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

DWS Latin America Equity Fund is managed by a team of investment professionals who collaborate to implement the fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

DWS Latin America Equity Fund

Tara C. Kenney
Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 1996.

• Over 21 years of investment industry experience.

• BA, University of Notre Dame; MBA, New York University.

Paul H. Rogers, CFA
Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 1995.

• Over 20 years of investment industry experience.

• BA, University of Vermont; MBA, New York University.

The funds’ Statement of Additional Information provides additional information about the portfolio managers’ investments in a fund, a description of their compensation structure and information regarding other accounts they manage.

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Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately

32

$134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

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There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

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Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for each fund has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with each fund’s financial statements, are included in that fund’s annual report (see “Shareholder reports” on the back cover).

DWS Europe Equity Fund — Class AARP

Years Ended October 31,	2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$24.81		$21.21		$18.10		$22.17	$31.14

Income (loss) from investment operations:
Net investment income (loss)^a	.60	^c	.27		.23		.11	.06
Net realized and unrealized gain (loss) on investment transactions	3.50		3.61		3.00		(4.11)	(7.82)

Total from investment operations	4.10		3.88		3.23		(4.00)	(7.76)

Less distributions from:
Net investment income	(.47)		(.28)		(.12)		(.07)	(.01)
Net realized gains on investment transactions	—		—		—		—	(1.20)

Total distributions	(.47)		(.28)		(.12)		(.07)	(1.21)

Redemption fees	.00	*	.00	*	.00	*	.00 *	—

Net asset value, end of period	$28.44		$24.81		$21.21		$18.10	$22.17

Total Return (%)	16.61	^b	18.36	^b	17.93	^b	(18.10)	(26.01)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3		2		2	3
Ratio of expenses before expense reductions (%)	1.48		1.65		1.45		1.38	1.37
Ratio of expenses after expense reductions (%)	1.42		1.47		1.45		1.38	1.37
Ratio of net investment income (loss) (%)	2.15		1.15		1.22		.53	.24
Portfolio turnover rate (%)	168		104		71		89	104

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
^c	Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
*	Amount is less than $.005.

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DWS Europe Equity Fund — Class S

Years Ended October 31,	2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$24.82		$21.21		$18.11		$22.17	$31.14

Income (loss) from investment operations:
Net investment income (loss)^a	.63	^c	.27		.23		.11	.06
Net realized and unrealized gain (loss) on investment transactions	3.51		3.62		2.99		(4.10)	(7.82)

Total from investment operations	4.14		3.89		3.22		(3.99)	(7.76)

Less distributions from:
Net investment income	(.47)		(.28)		(.12)		(.07)	(.01)
Net realized gains on investment transactions	—		—		—		—	(1.20)

Total distributions	(.47)		(.28)		(.12)		(.07)	(1.21)

Redemption fees	.00	*	.00	*	.00	*	.00 *	—

Net asset value, end of period	$28.49		$24.82		$21.21		$18.11	$22.17

Total Return (%)	16.77	^b	18.41	^b	17.87	^b	(18.09)	(25.97)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	328		347		369		421	721
Ratio of expenses before expense reductions (%)	1.29		1.53		1.45		1.38	1.37
Ratio of expenses after expense reductions (%)	1.28		1.46		1.45		1.38	1.37
Ratio of net investment income (loss) (%)	2.29		1.16		1.22		.53	.24
Portfolio turnover rate (%)	168		104		71		89	104

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
^c	Net investment income per share includes nonrecurring dividend income amounting to $.14 per share.
*	Amount is less than $.005.

36

DWS Latin America Equity Fund — Class AARP

Years Ended October 31,	2005	2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$27.87	$21.65		$15.25		$17.40	$22.75

Income (loss) from investment operations:
Net investment income (loss)^a	.54	.58		.26		.21	.27
Net realized and unrealized gain (loss) on investment transactions	17.09	6.08		6.28		(2.11)	(3.95)

Total from investment operations	17.63	6.66		6.54		(1.90)	(3.68)

Less distributions from:
Net investment income	(.43)	(.44)		(.14)		(.33)	(.18)
Net realized gains on investment transactions	—	—		—		—	(1.49)

Total distributions	(.43)	(.44)		(.14)		(.33)	(1.67)

Redemption fees	.00 *	—		.00	*	.08	—

Net asset value, end of period	$45.07	$27.87		$21.65		$15.25	$17.40

Total Return (%)	63.67	31.10	^b	43.20	^b	(10.83)	(17.08)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	3		.93		.17	.18
Ratio of expenses before expense reductions (%)	1.64	1.90		1.91		1.91	1.90
Ratio of expenses after expense reductions (%)	1.64	1.77		1.88		1.91	1.90
Ratio of net investment income (loss) (%)	1.57	2.38		1.55		1.10	1.33
Portfolio turnover rate (%)	73	62		24		22	20

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Latin America Equity Fund — Class S

Years Ended October 31,	2005	2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$27.84	$21.62		$15.23		$17.39	$22.74

Income (loss) from investment operations:
Net investment income (loss)^a	.58	.59		.26		.21	.27
Net realized and unrealized gain (loss) on investment transactions	16.99	6.06		6.27		(2.12)	(3.95)

Total from investment operations	17.57	6.65		6.53		(1.91)	(3.68)

Less distributions from:	(.43)	(.43)		(.14)		(.33)	(.18)
Net investment income
Net realized gains on investment transactions	—	—		—		—	(1.49)

Total distributions	(.43)	(.43)		(.14)		(.33)	(1.67)

Redemption fees	.00 *	—		.00	*	.08	—

Net asset value, end of period	$44.98	$27.84		$21.62		$15.23	$17.39

Total Return (%)	63.76	31.09	^b	43.19	^b	(10.89)	(17.08)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	543	351		298		228	294
Ratio of expenses before expense reductions (%)	1.60	1.81		1.92		1.91	1.90
Ratio of expenses after expense reductions (%)	1.60	1.75		1.90		1.91	1.90
Ratio of net investment income (loss) (%)	1.61	2.40		1.53		1.10	1.33
Portfolio turnover rate (%)	73	62		24		22	20

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Pacific Opportunities Equity Fund — Class AARP

Years Ended October 31,	2005		2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.04		$10.98	$8.01		$7.38	$10.08

Income (loss) from investment operations:
Net investment income (loss)^a	.20		.12	.10		(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	2.05		1.03	2.87		.63	(2.73)

Total from investment operations	2.25		1.15	2.97		.62	(2.72)

Less distributions from:
Net investment income	(.12)		(.10)	—		—	—
Redemption fees	.00	*	.01	.00	*	.01	.02

Net asset value, end of period	$14.17		$12.04	$10.98		$8.01	$7.38

Total Return (%)	18.69^b		10.71^b	37.08		8.54	(26.79)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1	.388		.167	.064
Ratio of expenses before expense reductions (%)	1.84		1.70	1.51		1.51	1.67
Ratio of expenses after expense reductions (%)	1.75		1.69	1.51		1.51	1.67
Ratio of net investment income (loss) (%)	1.48		.95	1.19		(.05)	.19
Portfolio turnover rate (%)	100		80	109		77	212

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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DWS Pacific Opportunities Equity Fund — Class S

Years Ended October 31,	2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.03		$10.98		$8.01		$7.38	$10.09

Income (loss) from investment operations:
Net investment income (loss)^a	.22		.12		.10		(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	2.05		1.02		2.87		.63	(2.74)

Total from investment operations	2.27		1.14		2.97		.62	(2.73)

Less distributions from:
Net investment income	(.12)		(.10)		—		—	—
Redemption fees	.00	*	.01		.00	*	.01	.02

Net asset value, end of period	$14.18		$12.03		$10.98		$8.01	$7.38

Total Return (%)	18.87		10.62	^b	37.08		8.54	(26.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		82		80		66	65
Ratio of expenses before expense reductions (%)	1.63		1.71		1.51		1.51	1.67
Ratio of expenses after expense reductions (%)	1.63		1.65		1.51		1.51	1.67
Ratio of net investment income (loss) (%)	1.60		.99		1.19		(.05)	.19
Portfolio turnover rate (%)	100		80		109		77	212

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

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How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with DWS Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions and you should follow those.

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How to Buy, Sell and Exchange Shares

Buying Shares: Use these instructions to invest directly. Make out your check to “DWS Scudder.”

First investment	Additional investments
Regular accounts:	$50 or more for regular accounts and IRA accounts

Class S: $2,500 or more

Class AARP: $1,000 or more	$50 or more with an Automatic Investment Plan

IRA accounts and Automatic Investment Plan:

Class S: $1,000 or more

Class AARP: $500 or more

By mail or express mail (see below) • Fill out and sign an application	Send a DWS Scudder investment slip or short note that includes:
• Send it to us at the appropriate address, along with an investment check	• fund and class name

• account number

• check payable to “DWS Scudder”

By wire • Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

By phone

Not available	• Call 1-800-728-3337 for instructions

With an automatic investment plan • Fill in the information on your application and include a voided check	• To set up regular investments from a bank checking account, call 1-800-728-3337

Using QuickBuy

Not available	• Call 1-800-728-3337 to speak to a representative

• or, to use QuickBuy on SAILa, call 1-800-343-2890 and follow the instructions on how to purchase shares
On the Internet

• Go to “funds and prices” at www.dws-scudder.com	• Call 1-800-728-3337 to ensure you have electronic services

• Print out a prospectus and a new account application	• Register at www.dws-scudder.com

• Complete and return the application with your check	• Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: DWS Scudder, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: DWS Scudder, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

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Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

Exchanging into another fund	Selling shares
Class S: $2,500 or more to open a new account ($1,000 or more for IRAs)	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 51

Class AARP: $1,000 or more to open a new account ($500 or more for IRAs)

$50 or more for exchanges between existing accounts

By phone or wire

• Call 1-800-728-3337 for instructions	• Call 1-800-728-3337 for instructions

Using SAILa

• Call 1-800-343-2890 for instructions	• Call 1-800-343-2890 for instructions

By mail or express mail
(see previous page)

Your instructions should include:	Your instructions should include:

• the fund, class and account number you’re exchanging out of	• the fund, class and account number from which you want to sell shares

• the dollar amount or number of shares you want to exchange	• the dollar amount or number of shares you want to sell

• the name and class of the fund you want to exchange into	• your name(s), signature(s) and address, as they appear on your account

• your name(s), signature(s) and address, as they appear on your account	• a daytime telephone number

• a daytime telephone number

With an automatic withdrawal plan

Not available	• To set up regular cash payments from a DWS fund account, call 1-800-728-3337

Using QuickSell

Not available	• Call 1-800-728-3337 for instructions

On the Internet

• Register at www.dws-scudder.com	• Register at www.dws-scudder.com

• Follow the instructions for making on-line exchanges	• Follow the instructions for making on-line redemptions

To reach us: Web site: www.dws-scudder.com

                    Telephone representative: 1-800-728-3337, M-F, 9 a.m. - 6 p.m. ET

                    TDD line: 1-800-972-3006, M-F, 9 a.m. - 6 p.m. ET

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the funds. Please note that a financial advisor may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund’s Class AARP and Class S shares. The funds have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-728-3337.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6 p.m. Eastern time on any fund business day by calling 1-800-728-3337.

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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The funds will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The DWS Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges go to www.dws-scudder.com.

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The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Market Timing Policies and Procedures. Short-term and excessive trading of fund shares may present risks to a fund’s long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for funds investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “time zone arbitrage”).

The funds discourage short-term and excessive trading. Each fund will take steps to detect and deter short-term and excessive trading pursuant to each fund’s policies as described in this prospectus and approved by the Board. The funds generally define short-term trading as purchase and redemption activity, including exchanges, that occurs within the time period for imposition of redemption fees. Each fund may also take trading activity that occurs over longer periods into account if the fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

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Each fund’s policies include:

•	a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions noted in the discussion of redemption fees);

•	each fund reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to the fund; and

•	each fund has adopted certain fair valuation practices reasonably designed to protect the fund from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “How the funds calculate share price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a fund by an investor is detected, the advisor may determine to prohibit that investor from future purchases in the funds or to limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of the funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the funds.

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Each fund’s policies and procedures may be modified or terminated at any time.

Redemption fees. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value), on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the funds. For this reason, the funds have undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the funds. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the funds’. Subject to approval by DeAM or each fund’s Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds’ policies) and remit the fees to the funds. In addition, certain intermediaries that do not currently have the capacity to collect redemption fees at an account level may be granted a temporary waiver from the funds’ policies until such time as they can develop and implement a system to collect the redemption fees.

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The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the funds’ investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of a fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion).

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The funds expect that the waiver for certain group retirement plans and financial intermediaries will be eliminated over time as their respective operating systems are improved. Until such time that these operating systems are improved, the funds’ investment advisor will attempt to monitor the trading activity in these accounts and will take appropriate corrective action if it appears that a pattern of short-term or excessive trading or other harmful or disruptive trading by underlying shareholders exists. The funds reserve the right to withdraw waivers, and to modify or terminate these waivers or the redemption fee at any time.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class S shares

Call SAIL(TM), the Shareholder Automated Information Line, at 1-800-343-2890

QuickBuy and QuickSell let you set up a link between a DWS Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-728-3337.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-728-3337 at a later date.

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Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the funds cannot accept cash, traveler’s checks, starter checks, money orders, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

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A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

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How the funds calculate share price

To calculate net asset value per share, or NAV, each share class of each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

Each fund charges a short-term redemption fee equal to 2.00% of the value of shares redeemed or exchanged within 30 days of purchase. Please see “Policies about transactions — Redemption fees” for further information.

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by a fund’s Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund’s use of fair value pricing. This is intended to reduce a fund’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

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Because each fund invests in securities that are traded primarily in foreign markets, the value of their holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open at times and on days or at times when the funds don’t price their shares.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

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•	close your account and send you the proceeds if your balance falls below $1,000 for Class AARP shareholders ($500 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), $2,500 for Class S shareholders ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or $250 for Class S retirement accounts; we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares or, in any case where a fall in share price created the low balance)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund’s investment minimum at any time)

•	suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

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Understanding Distributions and Taxes

Each fund intends to distribute to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to their shareholders in November or December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. Dividends and distributions received by retirement plans qualifying for tax-exempt treatment under federal income tax laws will not be taxable. Similarly, there will be no tax consequences when a qualified retirement plan buys or sells fund shares.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. Dividends are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment (at NAV) is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

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The tax status of a fund’s earnings you receive and your own portfolio transactions, generally depends on their type:

Generally taxed at long-term capital gain rates:	Generally taxed at ordinary income rates:
Distributions from a fund • gains from the sale of securities held by a fund for more than one year	• gains from the sale of securities held by a fund for one year or less

• qualified dividend income Transactions involving fund shares	• all other taxable income

• gains from selling fund shares held for more than one year	• gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, a fund’s yield on those securities would generally be decreased. A fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if, at the end of its fiscal year, more than 50% of a fund’s total assets are stock or securities of foreign corporations and the fund meets its distribution requirements for that year. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of a fund’s distributions.

For taxable years beginning before January 1, 2009, distributions of investment income designated by a fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in fixed-income securities. In addition, a fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply.

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For taxable years beginning before January 1, 2009, the maximum federal long-term capital gain rate applicable to individuals has been reduced to 15%. For more information, see the Statement of Additional Information, under “Taxes.”

A fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive from a fund.

The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences of an investment in a fund. Additional information may be found in the funds’ Statement of Additional Information.

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Notes

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337 or contact DWS Scudder at the address listed below. Each fund’s SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about a fund, including each fund’s SAIs, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

DWS Scudder	SEC	Distributor
PO Box 219669	Public Reference Section	DWS Scudder Distributors, Inc.
Kansas City, MO 64121-9669	Washington, D.C. 20549	222 South Riverside Plaza
www.dws-scudder.com	www.sec.gov	Chicago, IL 60606-5808
1-800-728-3337	1-202-942-8090	1-800-621-1148

SEC File Numbers:

DWS International Fund, Inc.	811-642

[Logo]DWS

SCUDDER

Deutsche Bank Group

MAY 1, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

DWS High Income Fund

DWS High Income Plus Fund

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS California Tax Free Income Fund

DWS Core Fixed Income Fund

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS GNMA Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS New York Tax-Free Income Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Strategic Income Fund

DWS U.S. Government Securities Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

1

The following information supplements or replaces similar disclosure in each of the following funds’ currently effective prospectuses:

DWS Balanced Fund

DWS Blue Chip Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series

DWS Money Market Fund

DWS Pacific Opportunities Equity Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax-Exempt Money Fund

DWS Tax Free Money Fund

DWS U.S. Treasury Money Fund

DWS Technology Fund

DWS Value Builder Fund

A complete list of each fund’s portfolio holdings is posted on www.dws-scudder.com as of the month-end on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund’s top ten holdings and other information about each fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

May 1, 2006=

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF

EACH OF THE LISTED FUNDS:

The following information supplements disclosure in each of the following funds’ currently effective prospectuses:

The following new fund numbers are in effect for your DWS Class S or Class AARP fund accounts:

Fund Name	New Fund Number
DWS Balanced Fund — Class AARP	2133
DWS Balanced Fund — Class S	2033
DWS Blue Chip Fund — Class S	2331
DWS California Tax-Free Income Fund — Class S	2409
DWS Capital Growth Fund — Class AARP	2198
DWS Capital Growth Fund — Class S	2398
DWS Cash Investment Trust — Class AARP	2165
DWS Cash Investment Trust — Class S	2065
DWS Commodity Securities Fund — Class S	2085
DWS Conservative Allocation Fund — Class AARP	2180
DWS Conservative Allocation Fund — Class S	2080
DWS Core Fixed Income Fund — Class S	2394
DWS Core Plus Income Fund — Class AARP	2163
DWS Core Plus Income Fund — Class S	2063
DWS Emerging Markets Equity Fund — Class AARP	2179
DWS Emerging Markets Equity Fund — Class S	2079
DWS Emerging Markets Fixed Income Fund — Class AARP	2176
DWS Emerging Markets Fixed Income Fund — Class S	2076
DWS Enhanced S&P 500 Index Fund — Class AARP	2110
DWS Enhanced S&P 500 Index Fund — Class S	2310
DWS Equity Income Fund — Class S	2490
DWS Europe Equity Fund — Class AARP	2177
DWS Europe Equity Fund — Class S	2077
DWS Global Bond Fund — Class AARP	2161
DWS Global Bond Fund — Class S	2061
DWS Global Opportunities Fund — Class AARP	2210
DWS Global Opportunities Fund — Class S	2010
DWS Global Thematic Fund — Class AARP	2107
DWS Global Thematic Fund — Class S	2007
DWS GNMA Fund — Class AARP	2193
DWS GNMA Fund — Class S	2393
DWS Gold & Precious Metals Fund — Class AARP	2119
DWS Gold & Precious Metals Fund — Class S	2019
DWS Growth & Income Fund — Class AARP	2164
DWS Growth & Income Fund — Class S	2064
DWS Growth Allocation Fund — Class AARP	2182
DWS Growth Allocation Fund — Class S	2082
DWS Growth Plus Allocation Fund — Class S	2084
DWS Health Care Fund — Class AARP	2152
DWS Health Care Fund — Class S	2352
DWS High Income Plus — Class AARP	2200
DWS High Income Plus — Class S	2100
DWS High Yield Tax-Free Fund — Class AARP	2108

[Logo]DWS SCUDDER

Deutsche Bank Group

Fund Name	New Fund Number
DWS High Yield Tax-Free Fund — Class S	2008
DWS Inflation Protected Plus Fund — Class S	2354
DWS Intermediate Tax/AMT Free Fund — Class AARP	2145
DWS Intermediate Tax/AMT Free Fund — Class S	2045
DWS International Fund — Class AARP	2168
DWS International Fund — Class S	2068
DWS International Select Equity Fund — Class S	2399
DWS Japan Equity Fund — Class S	2369
DWS Large Cap Value Fund — Class AARP	2212
DWS Large Cap Value Fund — Class S	2312
DWS Large Company Growth Fund — Class AARP	2160
DWS Large Company Growth Fund — Class S	2060
DWS Latin America Equity Fund — Class AARP	2174
DWS Latin America Equity Fund — Class S	2074
DWS Managed Municipal Bond Fund — Class AARP	2166
DWS Managed Municipal Bond Fund — Class S	2066
DWS Massachusetts Tax-Free Fund — Class AARP	2112
DWS Massachusetts Tax-Free Fund — Class S	2012
DWS Micro Cap Fund — Class S	2390
DWS Mid Cap Growth Fund — Class AARP	2183
DWS Mid Cap Growth Fund — Class S	2383
DWS Moderate Allocation Fund — Class AARP	2181
DWS Moderate Allocation Fund — Class S	2081
DWS Money Market Series: Institutional shares	2403
DWS Money Market Series: Managed shares	2023
DWS Money Market Series Premium — Class AARP	2102
DWS Money Market Series Premium — Class S	2402
DWS Money Market Series Prime Reserve — Class AARP	2109
DWS Money Market Series Prime Reserve — Class S	2309
DWS New York Tax-Free Income Fund — Class S	2326
DWS Pacific Opportunities Equity Fund — Class AARP	2173
DWS Pacific Opportunities Equity Fund — Class S	2073
DWS RREEF Real Estate Securities Fund — Class S	2325
DWS S&P 500 Index Fund — Class AARP	2201
DWS S&P 500 Index Fund — Class S	2301
DWS Short Duration Fund — Class S	2334
DWS Short Term Bond Fund — Class AARP	2122
DWS Short Term Bond Fund — Class S	2022
DWS Short Term Municipal Bond Fund — Class S	2336
DWS Small Cap Core Fund — Class AARP	2139
DWS Small Cap Core Fund — Class S	2339
DWS Small Cap Growth Fund — Class AARP	2214
DWS Small Cap Growth Fund — Class S	2314
DWS Small Cap Value Fund — Class S	2078
DWS Strategic Income Fund — Class S	2391
DWS Tax-Free Money Fund — Class AARP	2171
DWS Tax-Free Money Fund — Class S	2071
DWS Technology Fund — Class AARP	2213
DWS Technology Fund — Class S	2313
DWS US Treasury Money Fund — Class AARP	2159
DWS US Treasury Money Fund — Class S	2059
DWS Dreman High Return Equity Fund — Class S	2387
DWS Dreman Mid Cap Value Fund — Class S	2117
DWS Dreman Small Cap Value Fund — Class S	2389

Please Retain This Supplement for Future Reference

05/24/06=

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Balanced Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Conservative Allocation Fund

DWS Core Plus Income Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax-Free Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series Premium

DWS Money Market Series Prime Reserve

DWS Pacific Opportunities Equity Fund

DWS S&P 500 Index Fund

DWS Short Term Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Tax-Free Money Fund

DWS Technology Fund

DWS US Treasury Money Fund

The Boards of the above-listed funds have approved a conversion of the Class AARP shares of each fund into the Class S shares of each fund. This conversion is expected to take effect on or about July 14, 2006. Following completion of this conversion, Class AARP shares will no longer be offered.

Although the expense ratios for Class AARP shares and Class S shares of each fund may currently differ, the advisor has agreed to implement expense caps so as to ensure that shareholders of the combined class will not bear higher expenses as a result of the share class conversion through September 30, 2007.

Please refer to “Eligibility requirements for purchasing Class S shares” below, since the eligibility requirements for purchasing Class S shares are different from those for purchasing Class AARP shares.

Investment minimum requirements (applicable to new investments)

New Class Minimums
Initial Investment	Non IRA: $2,500 IRA: $1,000 $2,500 minimum initial investment reduced to $1,000 with Automatic Investment Plan Money Market Premium: $25,000 Money Market Prime: $10,000
Exchanges	$2,500 or more to open new account $1,000 or more to open new IRA $50 or more for exchanges between existing accounts

Please Retain This Supplement for Future Reference

July 6, 2006

AARP-3601

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS:

DWS Pacific Opportunities Fund

Investors Cash Trust: Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

Cash Reserve Fund, Inc.: Tax-Free Series

Tax Free Money Fund Investment

DWS Tax-Exempt Money Fund

DWS Tax-Free Money Fund

Cash Reserve Fund, Inc.: Treasury Series

Treasury Money Fund – Institutional Class

DWS U.S. Treasury Money Fund

Treasury Money Fund Investment

Tax-Exempt New York Money Market Fund

DWS Cash Investment Trust

Deutsche Asset Management (“DeAM”), is proposing the following mergers as part of DeAM’s initiative to restructure and streamline the family of DWS funds. In the chart below the Acquired Funds on the left are proposed to be merged into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds

DWS Pacific Opportunities Fund

Investors Cash Trust: Government & Agency Securities Portfolio

DWS Government & Agency Money Fund

Cash Reserve Fund, Inc.: Tax-Free Series

Tax Free Money Fund Investment

DWS Tax-Exempt Money Fund

DWS Tax-Free Money Fund

Cash Reserve Fund, Inc.: Treasury Series

Treasury Money Fund — Institutional Class

DWS U.S. Treasury Money Fund

Treasury Money Fund Investment

Tax-Exempt New York Money Market Fund

DWS Cash Investment Trust

DWS International Fund

Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Government & Agency Securities Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Cash Account Trust: Tax-Exempt Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Cash Trust: Treasury Portfolio

Investors Cash Trust: Treasury Portfolio

NY Tax Free Money Fund Investment

DWS Money Market Fund

Completion of each merger is subject to a number of conditions, including final approval by each Fund’s Board and approval by shareholders of the Acquired Fund at a shareholder meeting expected to be held during the fourth quarter of 2006. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive (i) a Prospectus/Proxy Statement describing in detail the proposed merger and summarizing the Board’s considerations in recommending that shareholders approve the merger, (ii) a proxy card(s) and instructions on how to submit a vote and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

[Logo]DWS SCUDDER

Deutsche Bank Group

July 26, 2006

DMF-3602=

1

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS High Income Plus Fund

DWS Health Care Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS U.S. Bond Index Fund

DWS Value Builder Fund

The following replaces similar disclosure under “Redemption fees” in each fund’s “Policies You Should Know About” section:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the fund’s investment advisor and its affiliates (e.g., “funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with predefined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (e.g., shares converting from Class B to Class A) (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion); or (xiv) for DWS Massachusetts Tax-Free Fund, DWS Short Term Bond Fund and DWS Intermediate Tax/AMT Free Fund only: checkwriting transactions in these funds.

Please Retain This Supplement for Future Reference

[Logo]DWS SCUDDER
Deutsche Bank Group

August 18, 2006

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS:

CLASS S

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Prime Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

The following supplements “Policies about transactions” under the “Policies You Should Know About” section of each fund’s Class S prospectus:

Initial Purchase. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee- based and wrap programs offered through certain financial intermediaries approved by the Advisor for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements. The fund may waive minimums for investments on behalf of fund trustees and directors or officers or employees of the Advisor and its affiliates.

Please Retain This Supplement for Future Reference

[Logo]DWS SCUDDER

Deutsche Bank Group

September 25, 2006=

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED

FUNDS/PORTFOLIOS:

Cash Account Trust

Government & Agency Securities Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Funds

DWS Government & Agency Money Fund

DWS Money Market Prime Series

DWS Tax-Exempt Money Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities

Portfolio Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements disclosure in the purchase and redemption information section of each fund’s/portfolio’s prospectuses:

The fund’s investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares (“revenue sharing”). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the

[DWS SCUDDER LOGO]

Deutsche Bank Group

October 30, 2006

DMF-3612

fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in this prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting, or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .40% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this fund or of any particular share class of the fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this fund. Additional information regarding these revenue sharing payments is included in the fund’s SAI, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the SAI).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

DMF-3612

2

DWS INTERNATIONAL FUND, INC.

DWS Europe Equity Fund

(formerly Scudder Greater Europe Growth Fund)

Class A, Class B, Class C and Institutional Class Shares

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

Class A, Class B, Class C and Class M Shares

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

Class A, Class B and Class C Shares

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses, dated March 1, 2006, for DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, each a series of DWS International Fund, Inc. (each a “Fund” and collectively the “Funds”), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148 or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders for each Fund, dated October 31, 2005, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the corresponding prospectuses for each class of shares of each Fund noted above.

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

DWS Europe Equity Fund and DWS Latin America Equity Fund have each elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”) as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

DWS Pacific Opportunities Equity Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of DWS International Fund, Inc. (the “Corporation”) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors

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based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	(for DWS Europe Equity Fund) lend portfolio securities in an amount greater than 33?% of its total assets;

(h)	(for DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund) lend portfolio securities in an amount greater than 5% of its total assets; or

(i)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Funds will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder

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fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

DWS Europe Equity Fund

DWS Europe Equity Fund intends to allocate its investments among at least three countries at all times.

Temporary Defensive Policy. When, in the opinion of the Advisor, market conditions warrant, the Fund may hold foreign or US debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity.

DWS Latin America Equity Fund

DWS Latin America Equity Fund may invest up to 20% of its net assets in the equity securities of US and other non-Latin American issuers. In evaluating non-Latin American investments, the Advisor seeks investments where an issuer’s Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer’s business results.

Temporary Defensive Policy. To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in US dollars or foreign currencies) and other short-term securities, including money market securities denominated in US dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Advisor determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of US or other non-Latin American issuers when the Advisor deems such a position advisable in light of economic or market conditions.

DWS Pacific Opportunities Equity Fund

DWS Pacific Opportunities Equity Fund intends to allocate investments among at least three countries at all times.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Advisor deems such a position advisable in light of economic or market conditions.

INVESTMENT POLICIES AND TECHNIQUES

General

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value (less applicable sales charges or fees). Each Fund is a company of the type commonly known as a mutual fund. DWS Europe Equity Fund, DWS Pacific Opportunities Equity Fund and DWS Latin America Equity Fund are each series of DWS International Fund, Inc. DWS Europe Equity Fund offers six classes of shares: Class A, Class B, Class C, Class S, Class AARP and Institutional Class. DWS Pacific Opportunities Equity Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class AARP. DWS Latin America Equity Fund offers six classes of shares: Class A, Class B, Class C, Class S, Class AARP and Class M. Class AARP and Class S shares are offered in a separate Statement of Additional Information.

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Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor or the subadvisor (hereinafter the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectuses.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

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Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM).

Debt Securities. A Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, each Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, each Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

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Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.

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Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater

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volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Corporation’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if

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their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds will comply with their respective nonfundamental policies on borrowing.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

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Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

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Lending of Portfolio Securities. DWS Europe Equity Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

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Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

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Repurchase Agreements. Each Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Repurchase Commitments. DWS Latin America Equity Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty’s creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. Each Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

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Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In

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particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

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The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

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The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with

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respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put

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option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. DWS Europe Equity Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any

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opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

A Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of a Funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

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MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Directors of the Funds, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to investment management agreements (the “Agreements”) with the Funds, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

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A revised Agreement, dated March 14, 2005 for DWS Europe Equity Fund, was approved by the Fund’s Board of Directors on December 13, 2004 and re-approved on September 30, 2005. Current Agreements, dated April 5, 2002 for DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund were last approved by the Funds’ Board of Directors on September 30, 2005. The Agreements will continue in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Board of Directors or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

DWS Europe Equity Fund

Effective March 14, 2005, DWS Europe Equity Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets	Fee Rate
$0 - $250 million	0.750%
$250 million - $1 billion	0.720%
$1 billion - $2.5 billion	0.700%
$2.5 billion - $5 billion	0.680%
$5 billion - $7.5 billion	0.650%
$7.5 billion - $10 billion	0.640%
$10 billion - $12.5 billion	0.630%
Over $12.5 billion	0.620%

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Through March 13, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of DWS Europe Equity Fund to the extent necessary to maintain the fund’s total operating expenses at 1.17%, 1.45% and 1.29% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Through March 13, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Europe Equity Fund’s total operating expenses at 1.10%, for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

DWS Latin America Equity Fund

DWS Latin America Equity Fund pays the Advisor an advisory fee at the annual rate of 1.25% of the first $400 million of the Fund’s average daily net assets and 1.15% of such net assets in excess of $400 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Latin America Equity Fund’s expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 2.089%, 2.839% and 2.839% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Latin America Equity Fund’s total operating expenses at 1.75% for Class M shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 1.839% for Class M shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

DWS Pacific Opportunities Equity Fund

DWS Pacific Opportunities Equity Fund pays the Advisor an advisory fee at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.82% of the next $750 million of such net assets, 0.80% of the next $1.5 billion of such net assets, 0.78% of the next $2.5 billion of such net assets, 0.75% of the next $2.5 billion of such net assets 0.74% of the next $2.5 billion of such net assets, 0.73% of the next $2.5 billion of such net assets, and 0.72% of such net assets in excess of $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

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Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Pacific Opportunities Equity Fund’s expenses at 1.75% for Class A, Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses.

Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 2.00%, 2.75% and 2.75% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

All Funds

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Europe Equity Fund	$3,655,987	$3,696,081	$3,805,436
DWS Latin America Equity Fund	$5,854,074	$4,350,803	$3,381,229
DWS Pacific Opportunities Equity Fund	$943,667	$886,958	$676,380

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank AG has granted a license to the Funds to utilize the trademark “DWS.”

The Agreements identify the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together the “Scudder Marks”). Under this license, DWS International Fund, Inc., with respect to its series, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS Scudder Fund Accounting Corporation (“DWS-SFAC”) and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Subadvisor — DWS Pacific Opportunities Equity Fund. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01 Ocean Towers, Singapore, an affiliate of the Advisor, is the subadvisor for DWS Pacific Opportunities Equity Fund. DeAM Asia serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAM Asia manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAM Asia for its services a sub-advisory fee, payable monthly, at the annual rate of 0.425% of the Fund’s average weekly net assets.

The Research and Advisory Agreement provides that DeAM Asia will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAM Asia in the performance of its duties or from reckless disregard by DeAM Asia of its obligations and duties under the Research and Advisory Agreement.

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The Research and Advisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, subadvisors and the Funds’ principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor, subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and subadvisors’ Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

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To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund’s most recent fiscal year end.

Name of Fund	Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
DWS Europe Equity Fund	Paras Anand	$0	$ 0
DWS Latin America Equity Fund	Tara C. Kenney	$50,001-$ 100,000	$100,001-$ 500,000
	Paul H. Rogers	$0	$100,001-$ 500,000
DWS Pacific Opportunities Equity Fund	Joseph Wat	$0	$ 0

Conflicts of Interest

In addition to managing the assets of a Fund, the Funds’ portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund’s most recent fiscal year end.

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Other SEC Registered Investment Companies Managed:

Name of Fund	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Europe Equity Fund	Paras Anand	0	$0	0	$0
DWS Latin America Equity Fund	Tara C. Kenney	6	$1,305,830,316	0	$0
	Paul H. Rogers	1	$800,358,593	0	$0
DWS Pacific Opportunities Equity Fund	Joseph Wat	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Fund	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Europe Equity Fund	Paras Anand	0	$0	0	$0
DWS Latin America Equity Fund	Tara C. Kenney	2	$548,349,654	0	$0
	Paul H. Rogers	0	$0	0	$0
DWS Pacific Opportunities Equity Fund	Joseph Wat	3	$238,365,688	0	$0

Other Accounts Managed:

Name of Fund	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Europe Equity Fund	Paras Anand	0	$0	0	$0
DWS Latin America Equity Fund	Tara C. Kenney	4	$1,147,861,040	0	$0
	Paul H. Rogers	2	$627,291,608	0	$0
DWS Pacific Opportunities Equity Fund	Joseph Wat	3	$556,802,873	0	$0

In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to

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address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Administrative Agreement

Through April 1, 2004, each of DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund had entered into an Amended and Restated Administrative Services Agreement (the “Administrative Agreement”) with the Advisor pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Funds (other than those provided by the Advisor under its investment management agreement with the Funds, as described above) in exchange for the payment by each Fund of an administrative services fee (the “Administrative Fee”) of 0.675% for Class A, 0.725% for Class B and

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0.700% for Class C shares of DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund and 0.400% for Class A, 0.450% for Class B and 0.425% for Class C shares of DWS Europe Equity Fund and 0.40% of the average daily net assets of the applicable class. The Administrative Agreements were terminated, effective April 1, 2004, for each Fund. The Funds now each bear those expenses daily. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the descriptions of each Fund’s Investment Management Agreement.

Administrative fees charged to each Fund during the fiscal year ended October 31, 2004 were as follows:

DWS Europe Equity Fund

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2004	$5,152	$568	$895	$0	$0	$0

DWS Latin America Equity Fund

Year	Class A	Class B	Class C	Class M	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C	Unpaid at Fiscal Year End Class M
2004	$25,020	$951	$6,665	$32,374	$0	$0	$0	$0

DWS Pacific Opportunities Equity Fund

Year	Class A	Class B	Class C	Unpaid at Fiscal Year End Class A	Unpaid at Fiscal Year End Class B	Unpaid at Fiscal Year End Class C
2004	$45,895	$12,871	$5,216	$0	$0	$0

Institutional Class shares of DWS Europe Equity Fund commenced operations on March 14, 2005 and, therefore, do not have any information to report for any prior period.

Various third-party service providers (the “Service Providers”), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund’s custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including

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the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

Without the Administrative Agreements, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher.

FUND SERVICE PROVIDERS

Principal Underwriter and Administrator

Pursuant to separate Underwriting and Distribution Services Agreements (“Distribution Agreements”), DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C, Class M (DWS Latin America Equity Fund) and Institutional Class shares (DWS Europe Equity Fund) of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreements for each Fund, dated September 30, 2002, were last approved by the Directors on September 30, 2005. Each Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of a Fund, including the Directors who are not interested persons of a Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the relevant Fund or by DWS-SDI upon 60 days’ notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a “majority of the outstanding voting securities” of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under “Purchase and Redemption of Shares,” DWS-SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Funds’ shares. DWS-SDI receives no compensation from the Funds as principal underwriter for Class A shares. DWS-SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder and administrative services are provided to each Fund on behalf of Class A, Class B and Class C shareholders under a Shareholder Services Agreement (the “Services Agreement”) with DWS-SDI. The Services Agreement had an initial term ending September 30, 2002 and continues in effect from year to year so long as such continuance is approved for the Funds at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by a Fund or by DWS-SDI upon 60 days’ notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a “majority of the outstanding voting securities” of the Class A, B or C shares, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

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Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms (“firms”) to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its Class A, B and C shareholders under each Fund’s Services Agreement with DWS-SDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreements and Rule 12b-1 plans may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse DWS-SDI for its expenses incurred.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75%

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of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A Shares of a Fund, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund’s records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Prior to the implementation of the Rule 12b-1 Plan, the administrative service fees were paid by each Fund under a separate administrative services agreement.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

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Compensation to Underwriter and Firms

for the calendar year ended December 31, 2005

Fund	Rule 12b-1 Fees Paid to DWS-SDI	12b-1 Fees (Shareholder Servicing Fee) Paid to DWS-SDI	Compensation Paid by DWS-SDI to Firms from Distribution Fee	Compensation Paid by DWS-SDI to Firms from Shareholder Servicing Fee
DWS Europe Equity Fund
Class A	NA	$12,005	NA	$70,407
Class B	$64,031	$221	$3,960	$9,921
Class C	$40,262	$131	$36,352	$20,635

DWS Latin America Equity Fund
Class A	NA	$908	NA	$14,813
Class B	$15,809	$318	$174,874	$11,244
Class C	$26,105	$129	$8,856	$9,469

DWS Pacific Opportunities Equity Fund
Class A	NA	$2,655	NA	$15,105
Class B	$29,330	$60	$4,209	$4,238
Class C	$21,342	$110	$15,161	$8,637

Other Distribution Expenses Paid by Underwriter

for the calendar year ended December 31, 2005

Fund	Advertising, Sales, Literature and Promotional Materials	Prospectus Printing	Marketing and Sales Expenses	Postage and Mailing	Interest Expense
DWS Europe Equity Fund
Class A	NA	NA	NA	NA	NA
Class B	$541	$30	$81	$42	$131,425
Class C	$1,390	$86	$154	$87	$0

DWS Latin America Equity Fund
Class A	NA	NA	NA	NA	NA
Class B	$10,420	$621	$419	$559	$3,221
Class C	$18,244	$1,099	$1,573	$1,126	$0

DWS Pacific Opportunities Equity Fund
Class A	NA	NA	NA	NA	NA
Class B	$2,201	$143	$327	$174	$73,843
Class C	$4,118	$269	$501	$294	$0

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The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Unaffiliated Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by DWS-SDI
DWS Latin America Equity Fund	2005	$32,000	$7,000	$8,000	$17,000
	2004	$8,000	$1,000	$0	$7,000
	2003	$4,000	$1,000	$1,000	$2,000
DWS Pacific Opportunities Equity Fund	2005	$12,000	$7,000	$1,000	$4,000
	2004	$16,000	$9,000	$3,000	$4,000
	2003	$4,000	$2,000	$1,000	$1,000
DWS Europe Equity Fund	2005	$12,000	$7,000	$2,000	$3,000
	2004	$3,000	$1,000	$1,000	$1,000
	2003	$1,000	$1,000	$0	$0

Independent Registered Public Accounting Firm

The Financial Highlights of DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund included in the Funds’ prospectus, and the Financial Statements incorporated by reference in this Statement of Additional Information, have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, and their Independent Directors.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to Agreements between DWS-SFAC and the Funds, each Fund pays DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges.

For the fiscal year ended October 31, 2005, the amount charged to DWS Europe Equity Fund by DWS-SFAC for accounting services aggregated $244,914, of which $20,377 is unpaid at October 31, 2005. For the fiscal year ended October 31, 2005, the amount charged to DWS Latin America Equity Fund by DWS-SFAC for accounting services aggregated $245,200, of which $17,429 is unpaid at October 31, 2005. For the fiscal year ended October 31, 2005, the amount charged to DWS Pacific Opportunities Equity Fund by DWS-SFAC for accounting services aggregated $87,592, of which $5,471 is unpaid at October 31, 2005.

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For the fiscal year ended October 31, 2004, the amount charged to DWS Europe Equity Fund by DWS-SFAC for accounting services aggregated $114,300. For the fiscal year ended October 31, 2004, the amount charged to DWS Latin America Equity Fund by DWS-SFAC for accounting services aggregated $107,988. For the fiscal year ended October 31, 2004, the amount charged to DWS Pacific Opportunities Equity Fund by DWS-SFAC for accounting services aggregated $49,947.

DWS-SFAC has retained SSB to provide certain administrative, fund accounting and record-keeping services to the Funds. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

Each Fund employs Brown Brothers Harriman & Company (the “Custodian”), 40 Water Street, Boston, MA 02109, as Custodian. The Custodian has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act. Custodians’ fees may be reduced by certain earnings credits in favor of each Fund.

DWS Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Class A, B and C shares of DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund. Each Fund pays SISC an annual fee of $10.00 for each regular account (including Individual Retirement Accounts), $18.00 for each retirement account (excluding Individual Retirement Accounts), $5.00 in set-up charges for each new account (excluding Class A share accounts established in connection with a conversion from a Class B share account), $2.00 per account, as applicable, in connection with the contingent deferred sales charge, and an annual asset-based fee of 0.08%.

For fiscal year ended October 31, 2005, the amount charged by DWS-SISC to DWS Europe Equity Fund aggregated $121,946 for Class A shares (of which $0 was waived and $85,109 was unpaid at October 31, 2005); $43,954 for Class B shares (of which $12,675 was waived and $17,223 was unpaid at October 31, 2005); $15,476 for Class C shares (of which $1,989 was waived and $3,532 was unpaid at October 31, 2005); and $7,235 for Institutional Class shares (of which $0 was waived and $1,158 was unpaid at October 31, 2005). For fiscal year ended October 31, 2005, the amount charged by DWS-SISC to DWS Latin America Equity Fund aggregated $22,143 for Class A shares (of which $4,979 was unpaid at October 31, 2005); $3,600 for Class B shares (of which $498 was unpaid at October 31, 2005); $4,040 for Class C shares (of which $645 was unpaid at October 31, 2005); and $25,008 for Class M shares (of which $4,358 was unpaid at October 31, 2005). For fiscal year ended October 31, 2005, the amount charged by DWS-SISC to DWS Pacific Opportunities Equity Fund aggregated $43,564 for Class A shares (of which $0 was waived and $7,143 was unpaid at October 31, 2005); $22,139 for Class B shares (of which $5,482 was waived and $3,417 was unpaid at October 31, 2005); and $10,106 for Class C shares (of which $0 was waived and $1,408 was unpaid at October 31, 2005).

For the period April 1, 2004 through October 31, 2004, the amount charged by DWS-SISC to DWS Europe Equity Fund aggregated $3,283 for Class A shares; $754 for Class B shares; and $943 for Class C shares. For the period April 1, 2004 through October 31, 2004, the amount charged by DWS-SISC to DWS Latin America Equity Fund aggregated $6,771 for Class A shares; $814 for Class B shares; $764 for Class C shares; and $13,130 for Class M shares. For the period April 1, 2004 through October 31, 2004, the amount charged by DWS-SISC to DWS Pacific Opportunities Equity Fund aggregated $26,792 for Class A shares; $13,352 for Class B shares; and $5,812 for Class C shares.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

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PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades.

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Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Europe Equity Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, DWS Europe Equity Fund paid aggregate brokerage commissions of $2,882,087, $1,669,940 and $1,050,810, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005, the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2005 (in thousands)
BNP Paribas	$14,490
Allianz AG	$10,130
Standard Charter PLC	$4,670

DWS Latin America Equity Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, DWS Latin America Equity Fund paid aggregate brokerage commissions of $1,368,936, $975,647 and $399,308, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005 the Fund held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2005 (in thousands)
Banco Bradesco SA	$16,314
Banco Santander Central Hispano SA	$5,565

DWS Pacific Opportunities Equity Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, DWS Pacific Opportunities Equity Fund paid aggregate brokerage commissions of $671,364, $541,906 and $529,889, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2005 (in thousands)
Hang Seng Bank Ltd.	$1,618
DBS Group Holdings Ltd.	$1,430
Hong Kong Exchange & Clearing Ltd.	$1,323
Korea Exchange Bank	$1,310
Sinopac Financial Holdings	$780

Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Europe Equity Fund	0%	0%	$0
DWS Latin America Equity Fund	0%	0%	$0
DWS Pacific Opportunities Equity Fund	0%	0%	$0

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2005	2004
DWS Europe Equity Fund	168%	104%
DWS Latin America Equity Fund	73%	62%
DWS Pacific Opportunities Equity Fund	100%	80%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Class M shares (DWS Latin America Equity Fund only). Class M shares received in connection with the acquisition of The Argentina Fund, Inc. (the “Acquisition”) are not subject to an initial sales charge. Class M shares were created for the sole purpose of the Acquisition and holders of Class M shares will not be able to acquire additional Class M shares, except upon reinvestment of dividends and distributions. However, former shareholders of The Argentina Fund, Inc. may purchase Class A, Class B or Class C shares of DWS Latin America Equity Fund, subject to an initial sales charge or contingent deferred sales charge, as applicable.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund’s transfer agent, DWS Scudder Investments Service Company (the “Transfer Agent”), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial

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institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds’ principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures may include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy (not applicable to Class M shares) and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of their shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Funds reserve the right to reject new account applications without a correct certified Social Security or tax identification number. The Funds also reserve the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Trust or the Advisor and its affiliates.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectus.

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Class M shares of DWS Latin America Equity Fund are not available for additional purchase, except through dividend reinvestment. Shareholders who wish to purchase additional shares must purchase Class A, Class B or Class C shares, which are offered in a separate prospectus. Purchase of Class A, Class B or Class C shares may be subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for Scudder-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the five compensation schedules up to the following amounts:

Compensation Schedule #1:		Compensation Schedule #2:		Compensation Schedule #3:
Retail Sales and DWS Scudder Flex Plan(1)		DWS Scudder Premium Plan(2)		DWS Scudder Mid-Market Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $3 million (equity funds)	1.00%	Under $15 million	0.50%	Over $15 million	0.25% - 0.50%
Over $3 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

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Compensation Schedule #4:
DWS Scudder Choice Plan(3)
Amount of Shares Sold	As a Percentage of Net Asset Value
All amounts (equity funds)	1.00%

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under “Special Features — Class A Shares — Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.
(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.
(3)	DWS-SDI compensates UBS Financial in accordance with Premium Plan Compensation Schedule #2.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or such individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

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	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*		As a Percentage of Net Asset Value**		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	***	.00	***	.00	****

*	The Offering Price includes the sales charge.
**	Rounded to the nearest one-hundredth percent.
***	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
****	Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by DWS-SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system may include: (a) Money Market Funds as “DWS Funds”, (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

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Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder mutual funds;

(b)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)	certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)	through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)	employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”) made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)	investors investing $1 million or more, either as a lump sum or through the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above (collectively, the “Large Order NAV Purchase Privilege”). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

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(l)	in connection with a direct “roll over” of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates into a Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class C Purchases. Class C shares of the Funds are offered at net asset value. No initial sales charge will be imposed, which will allow the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares will continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in each prospectus and Statement of Additional Information.

DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (“System”) maintained for Scudder-branded plans under an alliance with DWS-SDI and its affiliates (“Scudder DWS Flex Plans” and “DWS Scudder Choice Plans”).

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice Plans.

a.	Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

b.	Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

c.	Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is

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$1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures described in (a), (b) and (c) above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in each Fund’s prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment requirement is waived for shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement. There is no minimum subsequent investment requirement for the Institutional Class shares. This minimum amount may be changed at any time in management’s discretion.

Investors may invest in Institutional Class shares by setting up an account directly with a Fund’s transfer agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Fund’s transfer agent should submit purchase and redemption orders as described in the prospectus. Additionally, each Fund has authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares of the applicable Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by a Fund’s transfer agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the DWS Scudder family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call DWS Scudder Investments Service Company at 1-800-621-1048. To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DWS Scudder Investments Service Company. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

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Automatic Investment Plan. A shareholder may purchase additional shares of each Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund’s.

General. A Fund may suspend the right of redemption or delay payment for more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI; firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a

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commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value plus, in the case of Class A and Class C shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the Fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year’s charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

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The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the Fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(g)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(h)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS Scudder IRA accounts); and

(i)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct “roll over” distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),(c), (d) and (e) for Class A shares and for the circumstances set forth in items(g) and (h) for Class B shares. In addition, this CDSC will be waived for:

(j)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(k)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

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In-kind Redemptions. Each Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing a Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s Fund account will be converted to Class A shares on a pro rata basis.

DIVIDENDS

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, a Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Each Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

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Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a list of such other Funds. To use this privilege of investing dividends of a Fund in shares of another Scudder or Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of a Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the “Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

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The Funds intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) is now treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

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Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2009.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If dividends from domestic corporations constitute a substantial portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

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Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert

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capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of the Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

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If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from each Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. For dividends paid or deemed paid until January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid before January 1, 2008 and are attributable to gains from the sale or exchange of USRPIs. Effective until January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the

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Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

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DIRECTORS AND OFFICERS

DWS International Fund, Inc.

The following table presents certain information regarding the Directors and Officers of the Corporation as of March 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Funds do not hold annual meetings of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Funds and the Corporation.

Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005)	43

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43

Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Officers(2)

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith(4) (1956) Managing Chief Legal Officer, 2005-present	Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the Funds, managed by the Advisor. For the officers of the Corporation, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.

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Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Vincent J. Esposito:	Director, Chairman of the Board, CEO and Vice President
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Corporation or the Advisor.

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Directors conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held six meetings for each of the following funds: DWS Europe Equity Fund and DWS Latin America Equity Fund; and the Valuation Committee held 12 meetings for the following fund: DWS Pacific Opportunities Equity Fund.

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Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

Name of Director	Compensation from DWS Europe Equity Fund	Compensation from DWS Latin America Equity Fund	Compensation from DWS Pacific Opportunities Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (2)(3)(4)
Henry P. Becton, Jr.	$1,947	$1,948	$859	$0	$164,000
Dawn-Marie Driscoll(1)	$2,330	$2,393	$958	$0	$203,829

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Name of Director	Compensation from DWS Europe Equity Fund	Compensation from DWS Latin America Equity Fund	Compensation from DWS Pacific Opportunities Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex (2)(3)(4)
Keith R. Fox	$2,141	$2,198	$908	$0	$184,829
Kenneth C. Froewiss(5)	$558	$552	$241	$0	$129,687
Jean Gleason Stromberg	$2,090	$2,130	$891	$0	$178,549
Carl W. Vogt	$1,916	$1,967	$851	$0	$162,049

(1)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(2)	For each Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Director, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(3)	Aggregate compensation reflects amounts paid to the Directors, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
(4)	Aggregate compensation also reflects amounts paid to the Directors for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2005.

Name of Director	Dollar Range of Securities Owned in DWS Europe Equity Fund	Dollar Range of Securities Owned in DWS Latin America Equity Fund	Dollar Range of Securities Owned in DWS Pacific Opportunities Equity Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
Henry P. Becton, Jr.	$10,001-$ 50,000	$10,001-$ 50,000	$1-$ 10,000	Over $ 100,000
Dawn-Marie Driscoll	$10,001-$ 50,000	$0	$0	Over $ 100,000
Kenneth C. Froewiss	$ 0	$0	$0	Over $ 100,000
Keith R. Fox	$50,001-$ 100,000	$50,001-$ 100,000	$50,001-$ 100,000	Over $ 100,000
Jean Gleason Stromberg	$10,001- $ 50,000	$0	$0	Over $ 100,000
Carl W. Vogt	$ 0	$0	$0	Over $ 100,000

Securities Beneficially Owned

As of February 20, 2006, all Directors and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

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To the best of each Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of each Fund’s outstanding shares, except as noted below:

As of February 20, 2006, 21,602.18 shares in the aggregate, or 7.28% of the outstanding shares of DWS Europe Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 264,512.91 shares in the aggregate, or 48.24% of the outstanding shares of DWS Europe Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 189,877.26 shares in the aggregate, or 34.63% of the outstanding shares of DWS Europe Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 78,028.65 shares in the aggregate, or 14.23% of the outstanding shares of DWS Europe Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,942,592.84 shares in the aggregate, or 17.33% of the outstanding shares of DWS Europe Equity Fund, Class S were held in the name of Charles Schwab & Co., Inc., Attn: Mutual Funds Department, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 36,262.86 shares in the aggregate, or 14.17% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 13,040.94 shares in the aggregate, or 5.09% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class B were held in the name of MLPF&S for the sole benefit of its customers, Attn: Fund Administration #XXXXX, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 21,786.32 shares in the aggregate, or 9.62% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 14,781.02 shares in the aggregate, or 6.53% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class C were held in the name of MLPF&S for the sole benefit of its customers, Attn: Fund Administration #XXXXX, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 435,019.89 shares in the aggregate, or 7.10% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class S were held in the name of Charles Schwab & Co. Inc., Attn: Mutual Funds Department, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 82,979.36 shares in the aggregate, or 7.58% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of Nationwide Trust Co., Cust. FBO FSB, c/o IPO Portfolio Accounting, Columbus, OH 43218-2029, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 62,148.23 shares in the aggregate, or 5.68% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of Charles Schwab & Co. Inc., Special Custody Account for

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the Exclusive Benefit of Customers, Attn: Mutual Funds, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 55,504.88 shares in the aggregate, or 5.07% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 54,752.61 shares in the aggregate, or 5.00% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of FTC & Co., A/C #XXXX, Datalynx, Denver, CO 80217-3736, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 11,318.63 shares in the aggregate, or 6.55% of the outstanding shares of DWS Latin America Equity Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 9,071.47 shares in the aggregate, or 5.25% of the outstanding shares of DWS Latin America Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 28,098.59 shares in the aggregate, or 12.35% of the outstanding shares of DWS Latin America Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, 333 W. 34th St., New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 16,091.41 shares in the aggregate, or 7.07% of the outstanding shares of DWS Latin America Equity Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,221,854.33 shares in the aggregate, or 9.52% of the outstanding shares of DWS Latin America Equity Fund, Class S were held in the name of Charles Schwab & Co. Inc., Reinvest Account, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 44,208.98 shares in the aggregate, or 12.20% of the outstanding shares of DWS Latin America Equity Fund, Class M were held in the name of Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 31,909.23 shares in the aggregate, or 8.80% of the outstanding shares of DWS Latin America Equity Fund, Class M were held in the name of MLPF&S, 3rd floor Mutual Funds, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 19,465.08 shares in the aggregate, or 5.37% of the outstanding shares of DWS Latin America Equity Fund, Class M were held in the name of National Investor Services, Inc. Account #XXX-XXXXX-XX, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

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Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Agreement to Advance Certain Independent Director Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/Directors of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Boards determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a Director of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

FUND ORGANIZATION

DWS International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of DWS International Fund, Inc. consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992, DWS Europe Equity Fund, organized in October 1994, and DWS Emerging Markets Equity Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares and DWS Latin America Equity Fund which consists of 340 million shares. DWS International Fund is further divided into six classes of shares, Class AARP, Class S, Class A (formerly known as Class R

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Shares), Class B, Class C, and Institutional Class shares. DWS Pacific Opportunities Equity Fund and DWS Emerging Markets Equity Fund are each further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. DWS Latin America Equity Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M. DWS Europe Equity Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Institutional Class.

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in this SAI and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

The Articles of Incorporation, as amended, and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of the stockholders holding a majority of the outstanding shares that entitle its holders to cast votes for the election of directors.

The Directors of the Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of the Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

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Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, the Corporation’s Directors have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of the Fund would be achieved more efficiently thereby.

The Corporation’s Board of Directors supervises the Funds’ activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its Funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

Shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

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•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Registered Public Accounting Firm, the Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Funds dated October 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The fiscal year end of each Fund is October 31.

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The CUSIP number for each class of DWS Europe Equity Fund offered in this Statement of Additional Information is:

Class A:	23337R 60 1
Class B:	23337R 70 0
Class C:	23337R 80 9
Institutional Class:	23337R 86 6

The CUSIP number for each class of DWS Latin America Equity Fund offered in this Statement of Additional Information is:

Class A:	23337R 77 5
Class B:	23337R 76 7
Class C:	23337R 75 9
Class M:	23337R 73 4

The CUSIP number for each class of DWS Pacific Opportunities Equity Fund offered in this Statement of Additional Information is:

Class A:	23337R 71 8
Class B:	23337R 69 2
Class C:	23337R 68 4

This Statement of Additional Information contains the information of DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund. Each Fund, through its combined prospectuses, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding one of the other Funds.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

72

APPENDIX

The following is a description of the ratings given by Moody’s and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other

73

elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

74

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

2

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

Supplement to the currently effective Statements of Additional Information for the above listed Funds

The following disclosure is deleted from footnote #1 in the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares — Purchases,” effective June 1, 2006:

The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-Scudder Distributors, Inc. and its affiliates.

Compensation Schedules #2 and #3 are replaced with the following Compensation Schedule, effective June 1, 2006:

Compensation Schedule #2:

DWS Scudder Retirement Plans(2)

Amount of Shares Sold	As a Percentage of Net Asset Value
Over $3 million	0.00%-0.50%

(2)	Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

[Logo]DWS SCUDDER

Deutsche Bank Group

Compensation Schedule #4 will be renamed Compensation Schedule #3 and its corresponding footnote #3 will be revised as follows, effective June 1, 2006:

(3)	DWS-SDI compensates UBS Financial 0.50%.

The following disclosure from the section entitled “Class A Cumulative Discount” or “Cumulative Discount” under “Purchase and Redemption of Shares — Purchases” will be revised as follows, effective June 1, 2006:

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Please retain this supplement for future reference.

June 1, 2006

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL

INFORMATION FOR EACH OF THE LISTED FUNDS

Part I

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Plus Allocation Fund

DWS Growth Allocation Fund

DWS Moderate Allocation Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Global/International Fund, Inc.

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Money Market Trust

DWS Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

Shareholders of the funds listed above recently approved the election of the funds’ Board of Trustees/Directors and changes to the funds’ respective investment management agreements between the funds and Deutsche Investment Management Americas Inc., certain fundamental investment restrictions and declarations of trust/articles of incorporation.

Board of Trustees/Directors

The following replaces/supplements the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust/Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

1

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn- Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, New York University Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, New York University Stern School of Business (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

2

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

3

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	84

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

4

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Fund except as identified in the following table.

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Emerging Markets Equity Fund	11
DWS Global Bond Fund	7
DWS Global Opportunities Fund	8
DWS Global Thematic Fund	7
DWS Gold & Precious Metals Fund	10
DWS Pacific Opportunities Equity Fund	12

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Trustee/Director receives compensation from each Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee/Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees.

Members of the Board of Trustees/Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables

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show compensation from each Fund and aggregate compensation from all of the funds in the fund complex received by each Trustee/Director during the calendar year 2005. Mr. Froewiss became a member of the Board on September 15, 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member receives any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund*	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Henry P. Becton, Jr.	$6,067	$0	$3,300	$1,123
Dawn-Marie Driscoll	$7,524	$0	$4,045	$1,296
Keith R. Fox	$6,797	$0	$3,695	$1,209
Kenneth C. Froewiss	$1,841	$0	$862	$329
Jean Gleason Stromberg	$6,644	$0	$3,562	$1,185
Carl W. Vogt	$5,946	$0	$3,241	$1,109

*  Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Henry P. Becton, Jr.	$1,118	$847	$984	$1,947
Dawn-Marie Driscoll	$1,288	$942	$1,121	$2,330
Keith R. Fox	$1,204	$895	$1,052	$2,141
Kenneth C. Froewiss	$312	$237	$278	$558
Jean Gleason Stromberg	$1,175	$878	$1,030	$2,090
Carl W. Vogt	$1,106	$840	$973	$1,916

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Henry P. Becton, Jr.	$1,092	$2,382	$3,502	$11,868
Dawn-Marie Driscoll	$1,256	$2,901	$4,324	$14,998
Keith R. Fox	$1,175	$2,644	$3,920	$13,468
Kenneth C. Froewiss	$298	$643	$932	$3,047
Jean Gleason Stromberg	$1,146	$2,555	$3,778	$12,936
Carl W. Vogt	$1,080	$2,342	$3,439	$11,628

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Aggregate Compensation from Fund

Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund*	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund*
Henry P. Becton, Jr.	$1,986	$0	$16,922	$0
Dawn-Marie Driscoll	$2,392	$0	$21,463	$0
Keith R. Fox	$2,195	$0	$19,237	$0
Kenneth C. Froewiss	$504	$0	$4,310	$0
Jean Gleason Stromberg	$2,115	$0	$18,437	$0
Carl W. Vogt	$1,954	$0	$16,575	$0

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax-Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Henry P. Becton, Jr.	$1,283	$3,242	$3,216	$5,830
Dawn-Marie Driscoll	$1,503	$3,406	$3,979	$6,816
Keith R. Fox	$1,395	$3,622	$3,600	$6,585
Kenneth C. Froewiss	$352	$877	$850	$1,471
Jean Gleason Stromberg	$1,356	$3,499	$3,468	$6,315
Carl W. Vogt	$1,267	$3,185	$3,157	$5,718

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Henry P. Becton, Jr.	$1,990	$1,948	$15,252	$2,110
Dawn-Marie Driscoll	$3,105	$2,393	$19,304	$2,556
Keith R. Fox	$2,202	$2,198	$17,319	$2,338
Kenneth C. Froewiss	$510	$552	$3,974	$559
Jean Gleason Stromberg	$2,126	$2,130	$16,641	$2,262
Carl W. Vogt	$1,959	$1,967	$14,942	$2,079

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Moderate Allocation Fund*	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Henry P. Becton, Jr.	$0	$859	$3,530
Dawn-Marie Driscoll	$0	$958	$4,364
Keith R. Fox	$0	$908	$3,955
Kenneth C. Froewiss	$0	$241	$908
Jean Gleason Stromberg	$0	$891	$3,811
Carl W. Vogt	$0	$851	$3,466

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

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Aggregate Compensation from Fund

Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Henry P. Becton, Jr.	$1,058	$1,635	$3,025
Dawn-Marie Driscoll	$1,212	$1,955	$3,740
Keith R. Fox	$1,135	$1,797	$3,387
Kenneth C. Froewiss	$291	$435	$779
Jean Gleason Stromberg	$1,108	$1,740	$3,254
Carl W. Vogt	$1,046	$1,610	$2,972

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Henry P. Becton, Jr.	$2,958	$41,316	$1,206	$1,193
Dawn-Marie Driscoll	$3,623	$52,297	$1,400	$1,382
Keith R. Fox	$3,300	$46,852	$1,305	$1,291
Kenneth C. Froewiss	$788	$11,867	$330	$323
Jean Gleason Stromberg	$3,180	$45,342	$1,273	$1,260
Carl W. Vogt	$2,908	$40,453	$1,191	$1,178

Name of Trustee/Director	Total Compensation from Fund and Fund Complex(1)
Independent Trustees/Directors
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Trustee/Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

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(5)	Aggregate compensation also reflects amounts paid to the Trustees/Directors for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Trustee/Director was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable Funds.

Trustee/Director Fund Ownership

The following tables show the dollar range of equity securities beneficially owned by each trustee/director in each Fund as of December 31, 2005.

Each trustee/director owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the trustee/director as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. Mutual Funds business of Deutsche Asset Management in 2005.

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Dawn-Marie Driscoll	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$1 – $10,000	None	None	None
Carl W. Vogt	None	None	None	$1 – $10,000
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$10,001 – $50,000	None	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001 – $50,000	$10,001 - $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	None	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	$10,001 - $50,000
Rebecca W. Rimel	None	None	$50,001 - $100,000	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	None
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	$10,001 – $50,000	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	$10,001 – $50,000	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	$50,001 – $100,000	None
Carl W. Vogt	$1 – $10,000	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax- Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	$10,001 – $50,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	Over $100,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$1 – $10,000
Dawn-Marie Driscoll	$1 – $10,000	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	$10,001 – $50,000	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Moderate Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$10,001 – $50,000	None	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	$50,001 – $100,000
Philip Saunders, Jr.	None	None	$50,001 – $100,000
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None

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Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Dawn-Marie Driscoll	$1-$10,000	$10,001-$50,000	$10,001-$50,000	None
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	Over $100,000	None	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Management of the Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

13

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Capital Growth Fund	0.495% to $250 million 0.465% next $750 million 0.445% next $1.5 billion 0.425% next $2.5 billion 0.395% next $2.5 billion 0.375% next $2.5 billion 0.355% next $2.5 billion 0.335% thereafter
DWS Conservative Allocation Fund	0.00%
DWS Core Plus Income Fund	0.465% to $250 million 0.435% next $750 million 0.415% next $1.5 billion 0.395% next $2.5 billion 0.365% next $2.5 billion 0.345% next $2.5 billion 0.325% next $2.5 billion 0.315% thereafter
DWS Emerging Markets Equity Fund	1.100% to $250 million 1.075% next $500 million 1.050% thereafter
DWS Emerging Markets Fixed Income Fund	0.665% to $500 million 0.650% next $500 million 0.635% next $1.0 billion 0.620% thereafter
DWS Enhanced S&P 500 Index Fund	0.415% to $500 million 0.390% next $500 million 0.365% thereafter
DWS Equity Income Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Europe Equity Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter

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Fund	Management Fee Rate
DWS Global Bond Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Global Opportunities Fund	1.015%
DWS Global Thematic Fund	0.915% to $500 million 0.865% next $500 million 0.815% next $500 million 0.765% next $500 million 0.715% thereafter
DWS GNMA Fund	0.315% to $5.0 billion 0.300% next $1.0 billion 0.285% thereafter
DWS Gold & Precious Metals Fund	0.915% to $500 million 0.865% thereafter
DWS Growth Allocation Fund	0.00%
DWS Growth & Income Fund	0.365% to $250 million 0.360% next $750 million 0.355% next $1.5 billion 0.345% next $5.0 billion 0.335% next $5.0 billion 0.325% next $5.0 billion 0.300% thereafter
DWS Growth Plus Allocation Fund	0.00%
DWS Health Care Fund	0.765% to $500 million 0.715% thereafter
DWS High Yield Tax-Free Fund	0.565% to $300 million 0.515% next $200 million 0.490% thereafter
DWS Intermediate Tax/AMT Free Fund	0.315%
DWS International Fund	0.590% to $6.0 billion 0.540% next $1.0 billion 0.515% thereafter
DWS Large Company Growth Fund	0.615% to $1.5 billion 0.565% next $500 million 0.515% thereafter
DWS Latin America Equity Fund	1.165% to $400 million 1.065% thereafter
DWS Managed Municipal Bond Fund	0.365% to $250 million 0.345% next $750 million 0.325% next $1.5 billion 0.315% next $2.5 billion 0.295% next $2.5 billion 0.275% next $2.5 billion 0.255% next $2.5 billion 0.235% thereafter
DWS Massachusetts Tax Free Fund	0.515% to $400 million 0.440% next $600 million 0.415% thereafter
DWS Moderate Allocation Fund	0.00%

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Fund	Management Fee Rate
DWS Pacific Opportunities Equity Fund	0.765% to $250 million 0.735% next $750 million 0.715% next $1.5 billion 0.695% next $2.5 billion 0.665% next $2.5 billion 0.655% next $2.5 billion 0.645% next $2.5 billion 0.635% thereafter

DWS Short Term Bond Fund	0.365% to $1.5 billion 0.340% next $500 million 0.315% next $1.0 billion 0.300% next $1.0 billion 0.285% next $1.0 billion 0.270% next $1.0 billion 0.255% thereafter

DWS Small Cap Core Fund	0.665% to $500 million 0.615% next $500 million 0.565% thereafter

DWS Small Cap Value Fund	0.665% to $500 million 0.615% thereafter

DWS S&P 500 Index Fund	0.00% (1)

DWS Cash Investment Trust	0.315% to $250 million 0.295% next $750 million 0.265% next $1.5 billion 0.235% next $2.5 billion 0.215% next $2.5 billion 0.195% next $2.5 billion 0.175% next $2.5 billion 0.165% thereafter

DWS Money Market Series	0.165% to $1.5 billion 0.150% next $1.75 billion 0.135% next $1.75 billion 0.120% thereafter

DWS Tax Free Money Fund	0.415% to $500 million 0.395% thereafter

DWS U.S. Treasury Money Fund	0.315% to $500 million 0.300% next $500 million 0.285% thereafter

(1)	The Investment Management Agreement provides that the Advisor will be paid a fee of 0.15% of average daily net assets, but that such fee will not be paid so long as substantially all of the Fund’s investment assets are invested in a registered investment company that operates as a “master portfolio.”

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s net assets.

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Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

Except for DWS S&P 500 Index Fund, each fund’s fundamental restriction regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

DWS S&P 500 Index Fund only:

The fund’s fundamental restrictions are replaced with the following:

1.	The Portfolio (or Fund) may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	The Portfolio (or Fund) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	The Portfolio (or Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	The Portfolio (or Fund) may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (or Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	The Portfolio (or Fund) may not purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (or Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s (or Fund’s) ownership of securities.

6.	The Portfolio (or Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	The Portfolio (or Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Portfolio (or Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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DWS Cash Investment Trust and DWS Money Market Series only:

Each fund’s fundamental restriction regarding concentration is replaced with the following:

The Fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust – Bank and Savings and Loan Obligations for DWS Cash Investment Trust and the first paragraph under Investment Policies and Techniques—Bank and Savings and Loan Obligations for DWS Money Market Series are replaced with the following:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

DWS Cash Investment Trust and DWS Money Market Series only:

The following paragraph is added under Investment Policies and Techniques for DWS Cash Investment Trust and replaces the paragraph under Investment Policies and Techniques – Concentration for DWS Money Market Series:

Concentration. The Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

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DWS Cash Investment Trust only:

The last three sentences of the first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust are replaced with the following:

Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

The second paragraph under Investment Policies and Techniques – DWS Cash Investment Trust is replaced with the following:

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions. The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

DWS Money Market Series only:

The last sentence in the sixth paragraph under Investment Policies and Techniques is replaced with the following:

The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

Trust/Corporate Organization

DWS Allocation Series, DWS Cash Investment Trust, DWS Funds Trust, DWS Income Trust, DWS Investment Trust, DWS Money Market Trust, DWS Municipal Trust, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Money Fund, DWS Tax Free Trust and DWS U.S. Treasury Money Fund only:

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust’s series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; (e)2 a merger, consolidation or sale of assets; (f)2 the

Italicized provision applicable only to DWS Money Market Trust and DWS Income Trust only.

2	Noted provisions applicable to DWS Cash Investment Trust, DWS Tax Free Money Fund, DWS U.S. Treasury Money Fund, DWS Investment Trust, DWS Funds Trust, DWS Municipal Trust, DWS Allocation Series, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Trust and DWS Value Equity Trust only.

19

adoption of an investment advisory or management contract; (g)2 the incorporation of the Trust or any series; (h)2 any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

20

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Global/International Fund, Inc., DWS International Fund, Inc. and DWS Mutual Funds, Inc. only:

The following replaces all information under Fund Organization with respect to the Articles of Incorporation and the rights and obligations thereunder, except historical information and information relating to a Corporation’s series:

Each Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in a Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of a Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

21

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of a Fund or class, shareholders of such Fund or class of a Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

22

Part II

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

Cash Reserve Fund, Inc. — Prime Series

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

The following disclosure supplements the “Rule 12b-1 Plan” section of the funds’ Statements of Additional Information:

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

23

Part III

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

DWS Scudder Distributors, Inc., the Fund’s distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories—”Core,” “Satellite” or “Non-Core/Satellite”–taking into consideration, among other things, the following criteria, where applicable:

•	The fund’s 3 year performance;

•	The fund’s Morningstar rating;

•	Market size for the fund category;

•	The fund’s size, including sales and redemptions of the fund’s shares;

•	The length of time the fund’s Portfolio Manager has managed the fund; and

•	The fund’s consistency with DWS Scudder’s branding.

24

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Please Retain This Supplement for Future Reference

July 27, 2006

25

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Investments VIT Funds

DWS RREEF Real Estate Securities VIP

DWS Small Cap Index VIP

DWS Equity 500 Index VIP

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

DWS Variable Series II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman Financial Services VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS Income Allocation VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Large Cap Value VIP

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Oak Strategic Equity VIP

DWS Salomon Aggressive Growth VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

New York Tax Free Money Fund

Tax Exempt California Money Market Fund

Tax Free Money Fund Investment

Treasury Money Fund Institutional

The following replaces the second and third paragraphs under the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Please Retain This Supplement for Future Reference

October 2, 2006

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities

Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Funds

DWS Government & Agency Money Fund

DWS Money Market Prime Series

DWS Tax-Exempt Money Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate

Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements the “Purchase and Redemption” section of each fund’s/portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the

[DWS SCUDDER LOGO]

Deutsche Bank Group

level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, ..05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

2

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

3

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

4

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance

Company First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

5

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.

Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

6

DWS INTERNATIONAL FUND, INC.

DWS Europe Equity Fund

(formerly Scudder Greater Europe Growth Fund)

Class AARP and Class S Shares

DWS Latin America Equity Fund

(formerly Scudder Latin America Fund)

Class AARP and Class S Shares

DWS Pacific Opportunities Equity Fund

(formerly DWS Pacific Opportunities Equity Fund)

Class AARP and Class S Shares

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses, dated March 1, 2006, for DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, each a series of DWS International Fund, Inc. (each a “Fund” and collectively the “Funds”), as amended from time to time, copies of which may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148 or from the firm from which this Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission’s Internet Web site (http://www.sec.gov).

The Annual Report to Shareholders for each Fund, dated October 31, 2005, accompany this Statement of Additional Information. The financial statements contained therein, together with accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the corresponding prospectuses for each class of shares of each Fund noted above.

1

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

DWS Europe Equity Fund and DWS Latin America Equity Fund have each elected to be classified as a non-diversified series of an open-end investment management company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the Investment Company Act of 1940, as amended (the “1940 Act”) as to the proportion of its assets that it may invest in obligations of a single issuer, each Fund will comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

DWS Pacific Opportunities Equity Fund has elected to be classified as a diversified series of an open-end investment management company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act, and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Directors of DWS International Fund, Inc. (the “Corporation”) have voluntarily adopted certain policies and restrictions, which are observed in the conduct of each Fund’s affairs. These represent intentions of the Directors

3

based upon current circumstances. Non-fundamental policies may be changed by the Directors of the Corporation without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)	borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund’s registration statement which may be deemed to be borrowings;

(b)	enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)	purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(f)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)	(for DWS Europe Equity Fund) lend portfolio securities in an amount greater than 33?% of its total assets;

(h)	(for DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund) lend portfolio securities in an amount greater than 5% of its total assets; or

(i)	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The Funds will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the Fund’s net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder

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fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

DWS Europe Equity Fund

DWS Europe Equity Fund intends to allocate its investments among at least three countries at all times.

Temporary Defensive Policy. When, in the opinion of the Advisor, market conditions warrant, the Fund may hold foreign or US debt instruments as well as cash or cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements without limit for temporary defensive purposes and up to 20% to maintain liquidity.

DWS Latin America Equity Fund

DWS Latin America Equity Fund may invest up to 20% of its net assets in the equity securities of US and other non-Latin American issuers. In evaluating non-Latin American investments, the Advisor seeks investments where an issuer’s Latin American business activities and the impact of developments in Latin America may have a positive effect on the issuer’s business results.

Temporary Defensive Policy. To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in US dollars or foreign currencies) and other short-term securities, including money market securities denominated in US dollars or foreign currencies. The Fund may assume a defensive position when, due to political or other factors, the Advisor determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest without limit in cash or cash equivalents and money market instruments, or invest all or a portion of its assets in securities of US or other non-Latin American issuers when the Advisor deems such a position advisable in light of economic or market conditions.

DWS Pacific Opportunities Equity Fund

DWS Pacific Opportunities Equity Fund intends to allocate investments among at least three countries at all times.

Temporary Defensive Policy. For temporary defensive purposes, the Fund may hold without limit debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements when the Advisor deems such a position advisable in light of economic or market conditions.

INVESTMENT POLICIES AND TECHNIQUES

General

Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value (less applicable sales charges or fees). Each Fund is a company of the type commonly known as a mutual fund. DWS Europe Equity Fund, DWS Pacific Opportunities Equity Fund and DWS Latin America Equity Fund are each series of DWS International Fund, Inc. DWS Europe Equity Fund offers six classes of shares: Class A, Class B, Class C, Class S, Class AARP and Institutional Class. DWS Pacific Opportunities Equity Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class AARP. DWS Latin America Equity Fund offers six classes of shares: Class A, Class B, Class C, Class S, Class AARP and Class M. Class A, Class B, Class C, Class M and Institutional Class shares are offered in a separate Statement of Additional Information.

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Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor or the subadvisor (hereinafter the “Advisor”) in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectuses.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While each Fund’s Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

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Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”(TM)).

Debt Securities. A Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A Fund may purchase “investment-grade” bonds, rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. Each Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, each Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, each Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

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Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a fund’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund’s investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund’s investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.

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Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. A Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater

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volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. Each Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

Each Corporation’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if

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their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an “underwriter” for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Each Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds will comply with their respective nonfundamental policies on borrowing.

Investment Company Securities. A Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

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Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund’s ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

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Lending of Portfolio Securities. DWS Europe Equity Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the fund. The fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the fund at any time, and (d) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A Fund may purchase from financial institutions participation interests in securities in which a Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that a Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, a Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

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Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

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Repurchase Agreements. Each Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Repurchase Commitments. DWS Latin America Equity Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty’s creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. Each Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

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Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In

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particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

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OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.

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The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Funds may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

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The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of the fund’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with

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respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a fund will require a fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a fund to buy or sell currency will generally require a fund to hold an amount of that currency or liquid assets denominated in that currency equal to a fund’s obligations or to segregate cash or liquid assets equal to the amount of a fund’s obligation.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a fund could purchase a put

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option if the strike price of that option is the same or higher than the strike price of a put option sold by a fund. Moreover, instead of segregating cash or liquid assets if a fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. Each Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. Each Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, that Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. DWS Europe Equity Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any

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opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). A Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a Fund.

A Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a Fund who require access to this information to fulfill their duties to a Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, to shareholders in connection with in-kind redemptions, or to other entities if a Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a Fund’s Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received while the information remains non-public. Periodic reports regarding these procedures will be provided to a Fund’s Directors.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund’s Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of a Funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

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MANAGEMENT OF THE FUNDS

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc., not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for the Fund. Under the supervision of the Board of Directors of the Funds, with headquarters at 345 Park Avenue, New York, New York, DeIM makes the Funds’ investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Corporation’s Board of Directors. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to investment management agreements (the “Agreements”) with the Funds, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Funds are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that each Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

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A revised Agreement, dated March 14, 2005 for DWS Europe Equity Fund, was approved by the Fund’s Board of Directors on December 13, 2004 and re-approved on September 28, 2005. Current Agreements, dated April 5, 2002 for DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund were last approved by the Funds’ Board of Directors on September 28, 2005. The Agreements will continue in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreements or interested persons of the Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation’s Board of Directors or of a majority of the outstanding voting securities of a Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Corporation’s Articles of Incorporation, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Directors regarding the conduct of the business of each Fund.

Under each Fund’s Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Fund (such as each Fund’s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund’s federal, state and local tax returns; preparing and filing each Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund’s operating budget; processing the payment of each Fund’s bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

Pursuant to an agreement between the Advisor and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

DWS Europe Equity Fund

Effective March 14, 2005, DWS Europe Equity Fund pays DeIM a monthly fee at the annual rates shown below:

Average Daily Net Assets	Fee Rate
$0 - $250 million	0.750%
$250 million - $1 billion	0.720%
$1 billion - $2.5 billion	0.700%
$2.5 billion - $5 billion	0.680%
$5 billion - $7.5 billion	0.650%
$7.5 billion - $10 billion	0.640%
$10 billion - $12.5 billion	0.630%
Over $12.5 billion	0.620%

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Through March 13, 2008, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Europe Equity Fund’s total operating expenses at 1.45% for Class AARP shares and 1.20% for Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

DWS Latin America Equity Fund

DWS Latin America Equity Fund pays the Advisor an advisory fee at the annual rate of 1.25% of the first $400 million of the Fund’s average daily net assets and 1.15% of such net assets in excess of $400 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Latin America Equity Fund’s total operating expenses at 1.75% for Class AARP shares and Class S shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 1.839% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

DWS Pacific Opportunities Equity Fund

DWS Pacific Opportunities Equity Fund pays the Advisor an advisory fee at the annual rate of 0.85% of the first $250 million of the Fund’s average daily net assets, 0.82% of the next $750 million of such net assets, 0.80% of the next $1.5 billion of such net assets, 0.78% of the next $2.5 billion of such net assets, 0.75% of the next $2.5 billion of such net assets 0.74% of the next $2.5 billion of such net assets, 0.73% of the next $2.5 billion of such net assets, and 0.72% of such net assets in excess of $12.5 billion. From November 1, 2000 through May 28, 2001, the Fund paid the Advisor at an annual rate of 1.10% of the first $500 million of the Fund’s average daily net assets and 1.05% of such assets in excess of $500 million. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund’s expenses are paid out of gross investment income.

Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain DWS Pacific Opportunities Equity Fund’s total operating expenses at 1.75% for Class AARP shares and Class S shares excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, director and director counsel fees, and organizational and offering expenses.

Effective June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at ratios no higher than 1.75% for Class AARP and Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses.

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All Funds

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Europe Equity Fund	$3,655,987	$3,696,081	$3,805,436
DWS Latin America Equity Fund	$5,854,074	$4,350,803	$3,381,229
DWS Pacific Opportunities Equity Fund	$943,667	$886,958	$676,380

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank AG has granted a license to the Funds to utilize the trademark “DWS.”

The Agreements identify the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “Scudder Investments” and “Scudder, Stevens and Clark, Inc.” (together the “Scudder Marks”). Under this license, DWS International Fund, Inc., with respect to its series, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Corporation’s investment products and services. The term “Scudder Investments” is the designation given to the services provided by Scudder Investments and its affiliates to the Scudder Mutual Funds.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS Scudder Fund Accounting Corporation (“DWS-SFAC”) and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the Agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Subadvisor — DWS Pacific Opportunities Equity Fund. Deutsche Asset Management (Asia) Limited (“DeAM Asia”), 20 Raffles Place, #27-01 Ocean Towers, Singapore, an affiliate of the Advisor, is the subadvisor for DWS Pacific Opportunities Equity Fund. DeAM Asia serves as sub-advisor pursuant to the terms of a Research and Advisory Agreement between it and the Advisor.

Under the terms of the Research and Advisory Agreement, DeAM Asia manages the investment and reinvestment of the Fund’s portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays DeAM Asia for its services a sub-advisory fee, payable monthly, at the annual rate of 0.425% of the Fund’s average weekly net assets.

The Research and Advisory Agreement provides that DeAM Asia will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Research and Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAM Asia in the performance of its duties or from reckless disregard by DeAM Asia of its obligations and duties under the Research and Advisory Agreement.

The Research and Advisory Agreement shall continue in effect until September 30, 2005 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b) by the shareholders or the Board of Directors of the Corporation. The Research and Advisory Agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund’s investment management agreement.

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AMA InvestmentLink(SM) Program

Pursuant to an agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS funds in connection with the AMA InvestmentLink(SM) Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLink(SM) Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLink(SM) is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Funds, the Advisor, subadvisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Corporations and employees of the Advisor, subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to certain requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and subadvisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Each Fund has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the

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prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund’s portfolio management team in the Funds as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund’s most recent fiscal year end.

Name of Fund	Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
DWS Europe Equity Fund	Paras Anand	$0	$0
DWS Latin America Equity Fund	Tara C. Kenney	$50,001-$100,000	$100,001-$500,000
	Paul H. Rogers	$0	$100,001-$500,000
DWS Pacific Opportunities Equity Fund	Joseph Wat	$0	$ 0

Conflicts of Interest

In addition to managing the assets of a Fund, the Funds’ portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each Fund’s most recent fiscal year end.

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Other SEC Registered Investment Companies Managed:

Name of Fund	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Europe Equity Fund	Paras Anand	0	$0	0	$0
DWS Latin America Equity Fund	Tara C. Kenney	6	$1,305,830,316	0	$0
	Paul H. Rogers	1	$800,358,593	0	$0
DWS Pacific Opportunities Equity Fund	Joseph Wat	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Fund	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Europe Equity Fund	Paras Anand	0	$0	0	$0
DWS Latin America Equity Fund	Tara C. Kenney	2	$548,349,654	0	$0
	Paul H. Rogers	0	$0	0	$0
DWS Pacific Opportunities Equity Fund	Joseph Wat	3	$238,365,688	0	$0

Other Accounts Managed:

Name of Fund	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Europe Equity Fund	Paras Anand	0	$0	0	$0
DWS Latin America Equity Fund	Tara C. Kenney	4	$1,147,861,040	0	$0
	Paul H. Rogers	2	$627,291,608	0	$0
DWS Pacific Opportunities Equity Fund	Joseph Wat	3	$556,802,873	0	$0

In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

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•	Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor, including other client accounts managed by a Fund’s portfolio management team. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Funds’ Board.

Administrative Agreement

Through April 1, 2004, the Funds had entered into an Amended and Restated Administrative Services Agreement with the Advisor (the “Administrative Agreement”) pursuant to which the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its investment management agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the “Administrative Fee”) of 0.65% for Class S and 0.65% for Class AARP, respectively for Latin America Fund and Pacific Opportunities Fund and 0.375% for Class S and 0.375% for Class AARP, respectively for Greater Europe Fund of the average daily net assets of the applicable class. Effective April 1, 2004, the Administrative Agreements were terminated. The Agreements were terminated, effective April 1, 2004, for each Fund. The Funds now each bear those expenses daily. In connection with such termination, the Advisor has agreed to limit expenses. Please refer to the descriptions of each Fund’s Investment Management Agreement.

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Administrative fees charged to each Fund during fiscal year ended October 31, 2004 are as follows:

DWS Europe Equity Fund

Class AARP	Class S	Unpaid at October 31, 2004 Class AARP	Unpaid at October 31, 2004 Class S
$4,811	$733,425	$0	$0

DWS Latin America Equity Fund

Class AARP	Class S	Unpaid at October 31, 2004 Class AARP	Unpaid at October 31, 2004 Class S
$5,563	$869,559	$0	$0

DWS Pacific Opportunities Equity Fund

Class AARP	Class S	Unpaid at October 31, 2004 Class AARP	Unpaid at October 31, 2004 Class S
$1,853	$231,121	$0	$0

Various third-party service providers (the “Service Providers”), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with each Fund.

The Advisor will pay the Service Providers for the provision of their services to each Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, each Fund will pay the Advisor an Administrative Fee.

The fee payable by each Fund to the Advisor pursuant to the Administrative Agreement is reduced by the amount of any credit received from each Fund’s custodian for cash balances.

Certain expenses of each Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). In addition, each Fund will continue to pay the fees required by its investment management agreement with the Advisor.

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Without the Administrative Agreements, fees paid by each class of shares for administrative services currently paid and provided pursuant to the Administrative Agreement may be higher.

FUND SERVICE PROVIDERS

Principal Underwriter

The Corporation, on behalf of each Fund, has an underwriting agreement with DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation’s underwriting agreement, dated April 5, 2002, was last approved by the Directors on September 30, 2005. The underwriting agreement will remain in effect from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of each Fund.

Under the underwriting agreement, each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of each Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund’s shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of each Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by each Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Although the Class AARP and Class S shares of the Funds do not currently have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of each Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm

The Financial Highlights of DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund included in the Funds’ prospectus, and the Financial Statements incorporated by reference in this Statement of Additional Information, have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

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Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund and their Independent Directors.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Pursuant to Agreements between DWS-SFAC and the Funds, each Fund pays DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges.

For the fiscal year ended October 31, 2005, the amount charged to DWS Europe Equity Fund by DWS-SFAC for accounting services aggregated $244,914, of which $20,377 is unpaid at October 31, 2005. For the fiscal year ended October 31, 2005, the amount charged to DWS Latin America Equity Fund by DWS-SFAC for accounting services aggregated $245,200, of which $17,429 is unpaid at October 31, 2005. For the fiscal year ended October 31, 2005, the amount charged to DWS Pacific Opportunities Equity Fund by DWS-SFAC for accounting services aggregated $87,592, of which $5,471 is unpaid at October 31, 2005.

For the fiscal year ended October 31, 2004, the amount charged to DWS Europe Equity Fund by DWS-SFAC for accounting services aggregated $114,300. For the fiscal year ended October 31, 2004, the amount charged to DWS Latin America Equity Fund by DWS-SFAC for accounting services aggregated $107,988. For the fiscal year ended October 31, 2004, the amount charged to DWS Pacific Opportunities Equity Fund by DWS-SFAC for accounting services aggregated $49,947.

DWS-SFAC has retained SSB to provide certain administrative, fund accounting and record-keeping services to the Funds. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

Each Fund employs Brown Brothers Harriman & Company (the “Custodian”), 40 Water Street, Boston, MA 02109, as Custodian for each Fund. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act. Custodian’s fees may be reduced by certain earnings credits in favor of each Fund.

DWS Scudder Service Corporation (“DWS-SSC”), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for the Fund. DWS-SSC also serves as shareholder service agent for the Fund and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Each Fund pays DWS-SISC an annual fee of $23.50 for each regular account (including Individual Retirement Accounts), $26.50 for each retirement account (excluding Individual Retirement Accounts; Class S shares only), $2.00 per account, as applicable, in connection with contingent deferred sales charge, and $4.00 per account, as applicable, for closed retail accounts and $5.00 per account, as applicable, for closed retirement accounts (excluding Individual Retirement Accounts; Class S shares only).

For fiscal year ended October 31, 2005, the amount charged by DWS-SSC to DWS Europe Equity Fund aggregated $15,305 for Class AARP shares (of which $1,919 was waived and $3,532 was unpaid at October 31, 2005); and $746,279 for Class S shares (of which $0 was waived and $310,440 was unpaid at October 31, 2005). For fiscal year ended October 31, 2005, the amount charged by DWS-SSC to DWS Latin America Equity Fund aggregated $15,901 for Class AARP shares (of which $2,990 was unpaid at October 31, 2005); and $559,408 for Class S shares (of which $93,556 was unpaid at October 31, 2005). For fiscal year ended October 31, 2005, the amount charged by DWS-SSC to DWS Pacific Opportunities Equity Fund aggregated $8,414 for Class AARP shares (of which $1,432 was waived and $695 was unpaid at October 31, 2005); and $283,560 for Class S shares (of which $0 was waived and $47,156 was unpaid at October 31, 2005).

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For the period April 1, 2004 through October 31, 2004, the amount charged by DWS-SSC to DWS Europe Equity Fund aggregated $8,944 for Class AARP shares; and $594,259 for Class S shares. For the period April 1, 2004 through October 31, 2004, the amount charged by DWS-SSC to DWS Latin America Equity Fund aggregated $5,449 for Class AARP shares; and $355,849 for Class S shares. For the period April 1, 2004 through October 31, 2004, the amount charged by DWS-SSC to DWS Pacific Opportunities Equity Fund aggregated $2,106 for Class AARP shares; and $181,944 for Class S shares.

Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. (“DST”), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SSC, not by the Funds.

Each Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage

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services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

DWS Europe Equity Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, DWS Europe Equity Fund paid aggregate brokerage commissions of $2,882,087, $1,669,940 and $1,050,810, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005, the Fund held the following securities of its regular brokers or dealers:

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Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2005 (in thousands)
BNP Paribas	$14,490
Allianz AG	$10,130
Standard Charter PLC	$4,670

DWS Latin America Equity Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, DWS Latin America Equity Fund paid aggregate brokerage commissions of $1,368,936, $975,647 and $399,308, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2005 (in thousands)
Banco Bradesco SA	$16,314
Banco Santander Central Hispano SA	$5,565

DWS Pacific Opportunities Equity Fund: For the fiscal years ended October 31, 2005, 2004 and 2003, DWS Pacific Opportunities Equity Fund paid aggregate brokerage commissions of $671,364, $541,906 and $529,889, respectively.

The Fund is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of October 31, 2005 the Fund held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of October 31, 2005 (in thousands)
Hang Seng Bank Ltd.	$1,618
DBS Group Holdings Ltd.	$1,430
Hong Kong Exchange & Clearing Ltd.	$1,323
Korea Exchange Bank	$1,310
Sinopac Financial Holdings	$780

Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Europe Equity Fund	0%	0%	$0
DWS Latin America Equity Fund	0%	0%	$0
DWS Pacific Opportunities Equity Fund	0%	0%	$0

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Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	2005	2004
DWS Europe Equity Fund	168%	104%
DWS Latin America Equity Fund	73%	62%
DWS Pacific Opportunities Equity Fund	100%	80%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Fund’s objective.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS Scudder Distributors, Inc. (“DWS-SDI”) of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to Minor Act accounts, the minimum balances are $1,000 for Class S and $500 for Class AARP. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts) if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

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Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Funds’ shares in nominee or street name as agent for and on behalf of their customers. In such instances, Service Corporation will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from a Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the NASD other than the Distributor (“financial institutions”), to accept purchase and redemption orders for a Fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a Fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund’s net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also a Fund’s principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures may include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-728-3337 for Class S and 1-800-728-3337 for Class AARP. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

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•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

A Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, a Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested. Fees generally charged to IRA accounts will be charged to accounts of Deutsche or Scudder employees and directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see “Policies You Should Know About” in the Funds’ prospectus.

Automatic Investment Plan. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent investments) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder’s Direct Deposit in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche

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Bank or its affiliates or a subadvisor to any Fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Eligible Class S Investors.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004. Investors may not otherwise purchase Class S shares through a broker-dealer, registered investment advisor or other financial services firm.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

6.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of Scudder Pathway Series or other fund of funds managed by the Advisor or its affiliates.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the National Association of Securities Dealers, Inc. (“NASD”) and banks may, if they prefer, subscribe initially for at least $2,500 for Class S and $1,000 for Class AARP through DWS-SDI by letter, fax, or telephone.

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Automatic Investment Plan. A shareholder may purchase additional shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000 for both initial and subsequent purchases) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by DWS Scudder Individual Retirement Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of the NASD, and banks.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

General. A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a

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commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund’s shares at the offering price (net asset value) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the “Plan”) to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund’s transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds, subject to the provisions below.

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Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. Prime Series, Cash Reserve Fund, Inc. — Treasury Series, Cash Reserve Fund, Inc. Tax-Free Series, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder’s state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gains annually in November and December. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by a Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of a Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See “Combined Purchases” for a listing of such other funds. To use this privilege of investing dividends of a Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in a Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder’s account.

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If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year, the Funds issue to each of its shareholders a statement of the federal income tax status of all distributions in the prior calendar year.

The Funds may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines is appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Funds may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (“the Code”).

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The Funds intend to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) is now treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated

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investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2009, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2009.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to

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such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If dividends from domestic corporations constitute a substantial portion of a Fund’s gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled are disclosed in a Fund’s annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Transactions in Fund Shares. The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the fund’s assets at year end consist of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of

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loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Taxation of Certain Investments. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Such Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require such Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund’s income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Certain of the Fund’s hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset .If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund’s level.

In addition, if a Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund’s corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

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Withholding and Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by each Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, before January 1, 2008, each Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by each Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Funds intend to designate distributions as interest-related dividends or as short-term capital gain dividends.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from each Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. For dividends paid or deemed paid until January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid before January 1, 2008 and are attributable to gains from the sale or exchange of USRPIs. Effective until January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

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Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

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An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

DIRECTORS AND OFFICERS

DWS International Fund, Inc.

The following table presents certain information regarding the Directors and Officers of the Corporation as of March 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the Corporation. Because the Funds do not hold annual meetings of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

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The following individuals hold the same position with the Funds and the Corporation.

Independent Directors

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005)	43

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since 2005), DWS Global Commodities Stock Fund, Inc. (since 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	43

Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

Officers(2)

Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Vincent J. Esposito(4) (1956) President, 2005-present	Managing Director(3), Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

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Name, Year of Birth, Position(s) Held with the Corporation and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director((3)), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director((3)), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith(4) (1956) Chief Legal Officer, 2005-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

(1)	Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Corporation, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Directors.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Vincent J. Esposito:	Director, Chairman of the Board, CEO and Vice President
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Directors’ Responsibilities. The primary responsibility of the Board of Directors is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Directors;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Corporation or the Advisor.

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The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Directors conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Directors participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Directors*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Henry P. Becton, Jr. (alternate). The Valuation Committee held six meetings for each of the following funds: DWS Europe Equity Fund and DWS Latin America Equity Fund; and the Valuation Committee held 12 meetings for the following fund: DWS Pacific Opportunities Equity Fund.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie

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Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

Name of Director	Compensation from DWS Europe Equity Fund	Compensation from DWS Latin America Equity Fund	Compensation from DWS Pacific Opportunities Equity Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Director from the Fund Complex(2)(3)(4)
Henry P. Becton, Jr.	$1,947	$1,948	$859	$0	$164,000
Dawn-Marie Driscoll(1)	$2,330	$2,393	$958	$0	$203,829
Keith R. Fox	$2,141	$2,198	$908	$0	$184,829
Kenneth C. Froewiss(5)	$558	$552	$241	$0	$129,687
Jean Gleason Stromberg	$2,090	$2,130	$891	$0	$178,549
Carl W. Vogt	$1,916	$1,967	$851	$0	$162,049

(1)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.

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(2)	For each Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Director, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
(3)	Aggregate compensation reflects amounts paid to the Directors, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
(4)	Aggregate compensation also reflects amounts paid to the Directors for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
(5)	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Director Fund Ownership of Independent and Interested Directors

The following sets forth ranges of Director beneficial share ownership as of December 31, 2005.

Name of Director	Dollar Range of Securities Owned in DWS Europe Equity Fund	Dollar Range of Securities Owned in DWS Latin America Equity Fund	Dollar Range of Securities Owned in DWS Pacific Opportunities Equity Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Director
Henry P. Becton, Jr.	$10,001-$ 50,000	$10,001-$ 50,000	$1-$ 10,000	Over $ 100,000
Dawn-Marie Driscoll	$10,001-$ 50,000	$0	$0	Over $ 100,000
Kenneth C. Froewiss	$ 0	$0	$0	Over $ 100,000
Keith R. Fox	$50,001-$ 100,000	$50,001-$ 100,000	$50,001-$ 100,000	Over $ 100,000
Jean Gleason Stromberg	$10,001-$ 50,000	$0	$0	Over $ 100,000
Carl W. Vogt	$ 0	$0	$0	Over $ 100,000

Securities Beneficially Owned

As of February 20, 2006, all Directors and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of each Fund.

To the best of each Fund’s knowledge, as of February 20, 2006, no person owned of record or beneficially 5% or more of any class of each Fund’s outstanding shares, except as noted below:

As of February 20, 2006, 21,602.18 shares in the aggregate, or 7.28% of the outstanding shares of DWS Europe Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 264,512.91 shares in the aggregate, or 48.24% of the outstanding shares of DWS Europe Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Growth Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 189,877.26 shares in the aggregate, or 34.63% of the outstanding shares of DWS Europe Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Balanced Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 78,028.65 shares in the aggregate, or 14.23% of the outstanding shares of DWS Europe Equity Fund, Institutional Class were held in the name of State Street Bank & Trust Co. Cust. FBO Scudder Pathway Series Conservative Portfolio, Quincy, MA 02171-2105, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,942,592.84 shares in the aggregate, or 17.33% of the outstanding shares of DWS Europe Equity Fund, Class S were held in the name of Charles Schwab & Co., Inc., Attn: Mutual Funds Department, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 36,262.86 shares in the aggregate, or 14.17% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 13,040.94 shares in the aggregate, or 5.09% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class B were held in the name of MLPF&S for the sole benefit of its customers, Attn: Fund Administration #XXXXX, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 21,786.32 shares in the aggregate, or 9.62% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth 7th Floor, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 14,781.02 shares in the aggregate, or 6.53% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class C were held in the name of MLPF&S for the sole benefit of its customers, Attn: Fund Administration #XXXXX, Jacksonville, FL 32246-6484, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 435,019.89 shares in the aggregate, or 7.10% of the outstanding shares of DWS Pacific Opportunities Equity Fund, Class S were held in the name of Charles Schwab & Co. Inc., Attn: Mutual Funds Department, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 82,979.36 shares in the aggregate, or 7.58% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of Nationwide Trust Co., Cust. FBO FSB, c/o IPO Portfolio Accounting, Columbus, OH 43218-2029, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 62,148.23 shares in the aggregate, or 5.68% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 55,504.88 shares in the aggregate, or 5.07% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 54,752.61 shares in the aggregate, or 5.00% of the outstanding shares of DWS Latin America Equity Fund, Class A were held in the name of FTC & Co., A/C #XXXX, Datalynx, Denver, CO 80217-3736, who may be deemed as the beneficial owner of certain of these shares.

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As of February 20, 2006, 11,318.63 shares in the aggregate, or 6.55% of the outstanding shares of DWS Latin America Equity Fund, Class B were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 9,071.47 shares in the aggregate, or 5.25% of the outstanding shares of DWS Latin America Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 28,098.59 shares in the aggregate, or 12.35% of the outstanding shares of DWS Latin America Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., Attn: Peter Booth, 333 W. 34th St., New York, NY 10001-2402, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 16,091.41 shares in the aggregate, or 7.07% of the outstanding shares of DWS Latin America Equity Fund, Class C were held in the name of Morgan Stanley DW, Attn: Mutual Fund Operations, Jersey City, NJ 07311-3907, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 1,221,854.33 shares in the aggregate, or 9.52% of the outstanding shares of DWS Latin America Equity Fund, Class S were held in the name of Charles Schwab & Co. Inc., Reinvest Account, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 44,208.98 shares in the aggregate, or 12.20% of the outstanding shares of DWS Latin America Equity Fund, Class M were held in the name of Charles Schwab & Co. Inc., Special Custody Account for the Exclusive Benefit of Customers, Attn: Mutual Funds, San Francisco, CA 94104-4122, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 31,909.23 shares in the aggregate, or 8.80% of the outstanding shares of DWS Latin America Equity Fund, Class M were held in the name of MLPF&S, 3rd floor Mutual Funds, Jacksonville, FL 32246, who may be deemed as the beneficial owner of certain of these shares.

As of February 20, 2006, 19,465.08 shares in the aggregate, or 5.37% of the outstanding shares of DWS Latin America Equity Fund, Class M were held in the name of National Investor Services, Inc. Account #XXX-XXXXX-XX, who may be deemed as the beneficial owner of certain of these shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

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Agreement to Advance Certain Independent Director Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, DeIM has agreed to indemnify and hold harmless the Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, DeIM and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Funds and in light of the rebuttable presumption generally afforded to independent directors/Directors of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Directors against certain liabilities the Independent Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Funds’ Boards determines that the Independent Director ultimately would not be entitled to indemnification or (2) for any liability of the Independent Director to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director’s duties as a Director of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Funds.

FUND ORGANIZATION

DWS International Fund, Inc. was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to DWS International Fund, Inc.

The authorized capital stock of DWS International Fund, Inc. consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: DWS International Fund, the original series; DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund, both organized in December 1992, DWS Europe Equity Fund, organized in October 1994, and DWS Emerging Markets Equity Fund, organized in May 1996. Each series consists of 320 million shares except for International Fund which consists of 620,595,597 shares and DWS Latin America Equity Fund which consists of 340 million shares. Scudder International Fund is further divided into six classes of shares, Class AARP, Class S, Class A (formerly known as Class R Shares), Class B, Class C, and Institutional Class shares. DWS Pacific Opportunities Equity Fund and DWS Emerging Markets Equity Fund are each further divided into five classes of shares, Class AARP, Class S, Class A, Class B and Class C. DWS Latin America Equity Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Class M. DWS Europe Equity Fund is divided into six classes of shares, Class S, Class AARP, Class A, Class B, Class C and Institutional Class.

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in this SAI and in each Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

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Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports.

The Articles of Incorporation, as amended, and By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such director sooner dies, resigns, retires or is removed.

Subject to the limits of the 1940 Act and unless otherwise provided by the By-laws, a Director may be removed with or without cause, by the affirmative vote of the stockholders holding a majority of the outstanding shares that entitle its holders to cast votes for the election of Directors.

The Directors of the Corporation, in their discretion, may authorize the additional division of shares of a series into different classes permitting shares of different classes to be distributed by different methods. Although shareholders of different classes of a series would have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution.

The assets of the Corporation received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of the Corporation. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Corporation, subject to the general supervision of the Directors, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Corporation or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

Shares of the Corporation entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by class on matters affecting an individual class. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

Pursuant to the approval of a majority of stockholders, the Corporation’s Directors have the discretion to retain the current distribution arrangement while investing in a master fund in a master/feeder fund structure if the Board determines that the objectives of a Fund would be achieved more efficiently thereby.

The Corporation’s Board of Directors supervises the Funds’ activities. The Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Corporation to establish a multiple class distribution system for its Funds.

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Under the Plan, each class of shares will represent interests in the same portfolio of investments of the Series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations. Expenses currently designated as “Class Expenses” by the Corporation’s Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

Shares of the Corporation have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds’ best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds’ principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights – The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance – The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters – The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters – The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters – The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

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The Guidelines on a particular issue may or may not reflect the view of individual members of a Board or of a majority of a Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (type “proxy voting” in the search field).

FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Fund, together with the Report of Independent Registered Public Accounting Firm, the Financial Highlights and notes to financial statements in the Annual Report to Shareholders of the Funds dated October 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

ADDITIONAL INFORMATION

The fiscal year end of each Fund is October 31.

The CUSIP number for each class of DWS Europe Equity Fund offered in this Statement of Additional Information is:

Class AARP:            23337R 88 2

Class S:             23337R 87 4

The CUSIP number for each class of DWS Latin America Equity Fund offered in this Statement of Additional Information is:

Class AARP:            23337R 74 2

Class S:            23337R 72 6

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The CUSIP number for each class of DWS Pacific Opportunities Equity Fund offered in this Statement of Additional Information is:

Class AARP:             23337R 67 6

Class S:             23337R 66 8

This Statement of Additional Information contains the information of DWS Europe Equity Fund, DWS Latin America Equity Fund and DWS Pacific Opportunities Equity Fund. Each Fund, through its combined prospectuses, offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding one of the other Funds.

The Funds’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

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APPENDIX

The following is a description of the ratings given by Moody’s and S&P to corporate bonds.

Ratings of Corporate Bonds

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s:

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other

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elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Supplement to the currently effective Statement of Additional Information for Class S shares of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series: Prime Reserve Class S

DWS Money Market Series: Premium Class S

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Tax Free Money Fund

DWS Technology Fund

Treasury Money Fund

DWS U.S. Treasury Money Fund

The following information supplements the list of eligible Class S investors in the “Purchases –Eligible Class S Investors” section of each Fund’s Statement of Additional Information:

7. Shareholders of Class S of DWS Emerging Markets Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

Please Retain This Supplement for Future Reference

April 17, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Tax Exempt California Money Market Fund

The following replaces similar disclosure in the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in each fund’s prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the fund.

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a fund who require access to this information to fulfill their duties to a fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a fund has a legitimate business purpose in providing the information, subject to the requirements described below.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

Prior to any disclosure of a fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each fund and information derived therefrom, including, but not limited to, how each fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a fund from the potential misuse of portfolio holdings information by those in possession of that information.

Please Retain This Supplement for Future Reference

May 1, 2006

2

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund
DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2014 Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

Supplement to the currently effective Statements of Additional Information for the above listed Funds

The following disclosure is deleted from footnote #1 in the section entitled “Financial Services Firms’ Compensation” under “Purchase and Redemption of Shares — Purchases,” effective June 1, 2006:

The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-Scudder Distributors, Inc. and its affiliates.

Compensation Schedules #2 and #3 are replaced with the following Compensation Schedule, effective June 1, 2006:

Compensation Schedule #2:

DWS Scudder Retirement Plans(2)

Amount of Shares Sold	As a Percentage of Net Asset Value
Over $3 million	0.00%-0.50%

(2)	Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

[Logo]DWS SCUDDER

Deutsche Bank Group

Compensation Schedule #4 will be renamed Compensation Schedule #3 and its corresponding footnote #3 will be revised as follows, effective June 1, 2006:

(3)	DWS-SDI compensates UBS Financial 0.50%.

The following disclosure from the section entitled “Class A Cumulative Discount” or “Cumulative Discount” under “Purchase and Redemption of Shares — Purchases” will be revised as follows, effective June 1, 2006:

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as “DWS Funds,” (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.

Please retain this supplement for future reference.

June 1, 2006

2

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL

INFORMATION FOR EACH OF THE LISTED FUNDS

Part I

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Allocation Series

DWS Conservative Allocation Fund

DWS Growth Plus Allocation Fund

DWS Growth Allocation Fund

DWS Moderate Allocation Fund

DWS Cash Investment Trust

DWS Funds Trust

DWS Short Term Bond Fund

DWS Global/International Fund, Inc.

DWS Emerging Markets Fixed Income Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Income Trust

DWS GNMA Fund

DWS International Fund, Inc.

DWS Emerging Markets Equity Fund

DWS Europe Equity Fund

DWS International Fund

DWS Latin America Equity Fund

DWS Pacific Opportunities Equity Fund

DWS Investment Trust

DWS Capital Growth Fund

DWS Growth & Income Fund

DWS Large Company Growth Fund

DWS S&P 500 Index Fund

DWS Small Cap Core Fund

DWS Money Market Trust

DWS Money Market Series

DWS Municipal Trust

DWS High Yield Tax Free Fund

DWS Managed Municipal Bond Fund

DWS Mutual Funds, Inc.

DWS Gold & Precious Metals Fund

DWS Portfolio Trust

DWS Core Plus Income Fund

DWS Securities Trust

DWS Health Care Fund

DWS Small Cap Value Fund

DWS State Tax Free Trust

DWS Massachusetts Tax-Free Fund

DWS Tax Free Money Fund

DWS Tax Free Trust

DWS Intermediate Tax/AMT Free Fund

DWS U.S. Treasury Money Fund

DWS Value Equity Trust

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

Shareholders of the funds listed above recently approved the election of the funds’ Board of Trustees/Directors and changes to the funds’ respective investment management agreements between the funds and Deutsche Investment Management Americas Inc., certain fundamental investment restrictions and declarations of trust/articles of incorporation.

Board of Trustees/Directors

The following replaces/supplements the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the applicable Trust/Corporation. Because each Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

1

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86

Dawn- Marie Driscoll (1946) Chairman since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Member, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute	88

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88

Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, New York University Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86

Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, New York University Stern School of Business (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	88

2

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	88

Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88

Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	88

Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	88

William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88

Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	88

Carl W. Vogt (1936) Board Member since 2002	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board	86

3

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex Overseen

Axel Schwarzer(2) (1958) Board Member since 2006	Managing Director, Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996).	84

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)	The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas, Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Funds since June 2004.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for a Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held six (6) meetings during the calendar year 2005.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held five (5) meetings during the calendar year 2005.

4

The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of each Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2005 with respect to each Fund except as identified in the following table.

Fund	Valuation Committee Meetings Conducted During the Calendar Year Ended December 31, 2005
DWS Emerging Markets Equity Fund	11
DWS Global Bond Fund	7
DWS Global Opportunities Fund	8
DWS Global Thematic Fund	7
DWS Gold & Precious Metals Fund	10
DWS Pacific Opportunities Equity Fund	12

The Board has established two Investment Oversight Committees, one focusing on Funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on Funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant Funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2005.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six (6) meetings during the calendar year 2005.

The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2005.

The Expense/Operations Committee (i) monitors each Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Funds’ custody, fund accounting and insurance arrangements, and (iii) reviews the Funds’ investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held six (6) meetings during the calendar year 2005.

Remuneration. Each Independent Trustee/Director receives compensation from each Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee/Director for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees.

Members of the Board of Trustees/Directors who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables

5

show compensation from each Fund and aggregate compensation from all of the funds in the fund complex received by each Trustee/Director during the calendar year 2005. Mr. Froewiss became a member of the Board on September 15, 2005. Drs. Gruber, Herring, and Saunders, Messrs. Jones and Searcy and Ms. Rimel became members of the Board on May 5, 2006 and received no compensation from the Funds during the relevant periods. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods. No Board Member receives any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund*	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Henry P. Becton, Jr.	$6,067	$0	$3,300	$1,123
Dawn-Marie Driscoll	$7,524	$0	$4,045	$1,296
Keith R. Fox	$6,797	$0	$3,695	$1,209
Kenneth C. Froewiss	$1,841	$0	$862	$329
Jean Gleason Stromberg	$6,644	$0	$3,562	$1,185
Carl W. Vogt	$5,946	$0	$3,241	$1,109

*  Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Henry P. Becton, Jr.	$1,118	$847	$984	$1,947
Dawn-Marie Driscoll	$1,288	$942	$1,121	$2,330
Keith R. Fox	$1,204	$895	$1,052	$2,141
Kenneth C. Froewiss	$312	$237	$278	$558
Jean Gleason Stromberg	$1,175	$878	$1,030	$2,090
Carl W. Vogt	$1,106	$840	$973	$1,916

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Henry P. Becton, Jr.	$1,092	$2,382	$3,502	$11,868
Dawn-Marie Driscoll	$1,256	$2,901	$4,324	$14,998
Keith R. Fox	$1,175	$2,644	$3,920	$13,468
Kenneth C. Froewiss	$298	$643	$932	$3,047
Jean Gleason Stromberg	$1,146	$2,555	$3,778	$12,936
Carl W. Vogt	$1,080	$2,342	$3,439	$11,628

6

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund*	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund*
Henry P. Becton, Jr.	$1,986	$0	$16,922	$0
Dawn-Marie Driscoll	$2,392	$0	$21,463	$0
Keith R. Fox	$2,195	$0	$19,237	$0
Kenneth C. Froewiss	$504	$0	$4,310	$0
Jean Gleason Stromberg	$2,115	$0	$18,437	$0
Carl W. Vogt	$1,954	$0	$16,575	$0

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax-Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Henry P. Becton, Jr.	$1,283	$3,242	$3,216	$5,830
Dawn-Marie Driscoll	$1,503	$3,406	$3,979	$6,816
Keith R. Fox	$1,395	$3,622	$3,600	$6,585
Kenneth C. Froewiss	$352	$877	$850	$1,471
Jean Gleason Stromberg	$1,356	$3,499	$3,468	$6,315
Carl W. Vogt	$1,267	$3,185	$3,157	$5,718

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Henry P. Becton, Jr.	$1,990	$1,948	$15,252	$2,110
Dawn-Marie Driscoll	$3,105	$2,393	$19,304	$2,556
Keith R. Fox	$2,202	$2,198	$17,319	$2,338
Kenneth C. Froewiss	$510	$552	$3,974	$559
Jean Gleason Stromberg	$2,126	$2,130	$16,641	$2,262
Carl W. Vogt	$1,959	$1,967	$14,942	$2,079

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Moderate Allocation Fund*	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Henry P. Becton, Jr.	$0	$859	$3,530
Dawn-Marie Driscoll	$0	$958	$4,364
Keith R. Fox	$0	$908	$3,955
Kenneth C. Froewiss	$0	$241	$908
Jean Gleason Stromberg	$0	$891	$3,811
Carl W. Vogt	$0	$851	$3,466

*	Each Independent Trustee receives compensation for his or her services to the Fund, but such compensation is borne by the underlying funds in which the Fund invests, rather than directly by the Fund.

7

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Henry P. Becton, Jr.	$1,058	$1,635	$3,025
Dawn-Marie Driscoll	$1,212	$1,955	$3,740
Keith R. Fox	$1,135	$1,797	$3,387
Kenneth C. Froewiss	$291	$435	$779
Jean Gleason Stromberg	$1,108	$1,740	$3,254
Carl W. Vogt	$1,046	$1,610	$2,972

Aggregate Compensation from Fund

Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Henry P. Becton, Jr.	$2,958	$41,316	$1,206	$1,193
Dawn-Marie Driscoll	$3,623	$52,297	$1,400	$1,382
Keith R. Fox	$3,300	$46,852	$1,305	$1,291
Kenneth C. Froewiss	$788	$11,867	$330	$323
Jean Gleason Stromberg	$3,180	$45,342	$1,273	$1,260
Carl W. Vogt	$2,908	$40,453	$1,191	$1,178

Name of Trustee/Director	Total Compensation from Fund and Fund Complex(1)
Independent Trustees/Directors
Henry P. Becton, Jr.(3)(4)	$164,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$203,829
Keith R. Fox(3)(4)(5)	$184,829
Kenneth C. Froewiss(3)(5)(6)	$129,687
Martin J. Gruber(7)(9)	$135,000
Richard J. Herring(7)(8)(9)	$136,000
Graham E. Jones(7)(9)	$144,000
Rebecca W. Rimel(7)(8)(9)	$146,280
Philip Saunders, Jr.(7)(9)	$145,000
William N. Searcy, Jr.(7)(9)	$150,500
Jean Gleason Stromberg(3)(4)(5)	$178,549
Carl W. Vogt(3)(4)(5)	$162,049

(1)	The Fund Complex is composed of 167 funds.
(2)	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
(3)	For each Trustee/Director, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. For Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 43 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the applicable DWS Funds.

8

(5)	Aggregate compensation also reflects amounts paid to the Trustees/Directors for special meetings of the board in connection with reviewing the funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. The funds were reimbursed for these meeting fees by Deutsche Asset Management.
(6)	Mr. Froewiss was appointed to the board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the board.
(7)	During calendar year 2005, the total number of funds overseen by each Trustee/Director was 55 funds.
(8)	Of the amounts payable to Ms. Rimel and Dr. Herring, $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.
(9)	Aggregate compensation reflects amounts paid to the Trustees/Directors for special meetings of ad hoc committees of the previous board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification, and other legal and regulatory matters. Such amounts totaled $3,000 for Dr. Gruber, $2,000 for Dr. Herring, $10,000 for Mr. Jones, $12,280 for Ms. Rimel, $13,000 for Dr. Saunders and $16,500 for Mr. Searcy. These meeting fees were borne by the applicable Funds.

Trustee/Director Fund Ownership

The following tables show the dollar range of equity securities beneficially owned by each trustee/director in each Fund as of December 31, 2005.

Each trustee/director owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the trustee/director as of December 31, 2005, except for Mr. Schwarzer, who does not own shares of any such fund. Mr. Schwarzer joined the U.S. Mutual Funds business of Deutsche Asset Management in 2005.

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Capital Growth Fund	DWS Conservative Allocation Fund	DWS Core Plus Income Fund	DWS Emerging Markets Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Dawn-Marie Driscoll	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$1 – $10,000	None	None	None
Carl W. Vogt	None	None	None	$1 – $10,000
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

9

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity Income Fund	DWS Europe Equity Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$10,001 – $50,000	None	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	$50,001 – $100,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Global Bond Fund	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 - $50,000	$10,001 – $50,000	$10,001 - $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	None	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	$10,001 - $50,000
Rebecca W. Rimel	None	None	$50,001 - $100,000	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	$10,001 – $50,000
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Gold & Precious Metals Fund	DWS Growth Allocation Fund	DWS Growth & Income Fund	DWS Growth Plus Allocation Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	None
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	$10,001 – $50,000	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	$10,001 – $50,000	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	$50,001 – $100,000	None
Carl W. Vogt	$1 – $10,000	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

10

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Health Care Fund	DWS High Yield Tax- Free Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	None	None	$10,001 – $50,000
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	Over $100,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Large Company Growth Fund	DWS Latin America Equity Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax Free Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$1 – $10,000
Dawn-Marie Driscoll	$1 – $10,000	None	$10,001 – $50,000	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	$10,001 – $50,000	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

11

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Moderate Allocation Fund	DWS Pacific Opportunities Equity Fund	DWS Short Term Bond Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	$10,001 – $50,000	None	$1 – $10,000
Keith R. Fox	None	$50,001 – $100,000	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	None
Philip Saunders, Jr.	None	None	None
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	None
Carl W. Vogt	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Small Cap Core Fund	DWS Small Cap Value Fund	DWS S&P 500 Index Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Dawn-Marie Driscoll	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000
Keith R. Fox	None	None	None
Kenneth C. Froewiss	None	None	None
Martin J. Gruber	None	None	None
Richard J. Herring	None	None	None
Graham E. Jones	None	None	None
Rebecca W. Rimel	None	None	$50,001 – $100,000
Philip Saunders, Jr.	None	None	$50,001 – $100,000
William N. Searcy, Jr.	None	None	None
Jean Gleason Stromberg	None	None	None
Carl W. Vogt	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None

12

Aggregate Dollar Range of Equity Securities in the Fund

Name of Trustee/Director	DWS Cash Investment Trust	DWS Money Market Series	DWS Tax Free Money Fund	DWS U.S. Treasury Money Fund
Independent Trustees/Directors
Henry P. Becton, Jr.	$1-$10,000	$10,001-$50,000	$1-$10,000	$1-$10,000
Dawn-Marie Driscoll	$1-$10,000	$10,001-$50,000	$10,001-$50,000	None
Keith R. Fox	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Martin J. Gruber	None	None	None	None
Richard J. Herring	None	None	None	None
Graham E. Jones	None	None	None	None
Rebecca W. Rimel	None	None	None	None
Philip Saunders, Jr.	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	Over $100,000	None	None
Carl W. Vogt	None	None	None	None
Interested Trustee/Director
Axel Schwarzer	None	None	None	None

Investment Management Agreements/Administrative Agreement

The following replaces/supplements the relevant disclosure under Management of the Fund:

The Board and the shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund’s policies as stated in its Prospectus and SAI, or as adopted by the Fund’s Board. The Advisor will also monitor, to the extent not monitored by the Fund’s administrator or other agent, the Fund’s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund’s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund’s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund’s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund’s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

13

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund’s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Capital Growth Fund	0.495% to $250 million 0.465% next $750 million 0.445% next $1.5 billion 0.425% next $2.5 billion 0.395% next $2.5 billion 0.375% next $2.5 billion 0.355% next $2.5 billion 0.335% thereafter
DWS Conservative Allocation Fund	0.00%
DWS Core Plus Income Fund	0.465% to $250 million 0.435% next $750 million 0.415% next $1.5 billion 0.395% next $2.5 billion 0.365% next $2.5 billion 0.345% next $2.5 billion 0.325% next $2.5 billion 0.315% thereafter
DWS Emerging Markets Equity Fund	1.100% to $250 million 1.075% next $500 million 1.050% thereafter
DWS Emerging Markets Fixed Income Fund	0.665% to $500 million 0.650% next $500 million 0.635% next $1.0 billion 0.620% thereafter
DWS Enhanced S&P 500 Index Fund	0.415% to $500 million 0.390% next $500 million 0.365% thereafter
DWS Equity Income Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Europe Equity Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter

14

Fund	Management Fee Rate
DWS Global Bond Fund	0.665% to $250 million 0.635% next $750 million 0.615% next $1.5 billion 0.595% next $2.5 billion 0.565% next $2.5 billion 0.555% next $2.5 billion 0.545% next $2.5 billion 0.535% thereafter
DWS Global Opportunities Fund	1.015%
DWS Global Thematic Fund	0.915% to $500 million 0.865% next $500 million 0.815% next $500 million 0.765% next $500 million 0.715% thereafter
DWS GNMA Fund	0.315% to $5.0 billion 0.300% next $1.0 billion 0.285% thereafter
DWS Gold & Precious Metals Fund	0.915% to $500 million 0.865% thereafter
DWS Growth Allocation Fund	0.00%
DWS Growth & Income Fund	0.365% to $250 million 0.360% next $750 million 0.355% next $1.5 billion 0.345% next $5.0 billion 0.335% next $5.0 billion 0.325% next $5.0 billion 0.300% thereafter
DWS Growth Plus Allocation Fund	0.00%
DWS Health Care Fund	0.765% to $500 million 0.715% thereafter
DWS High Yield Tax-Free Fund	0.565% to $300 million 0.515% next $200 million 0.490% thereafter
DWS Intermediate Tax/AMT Free Fund	0.315%
DWS International Fund	0.590% to $6.0 billion 0.540% next $1.0 billion 0.515% thereafter
DWS Large Company Growth Fund	0.615% to $1.5 billion 0.565% next $500 million 0.515% thereafter
DWS Latin America Equity Fund	1.165% to $400 million 1.065% thereafter
DWS Managed Municipal Bond Fund	0.365% to $250 million 0.345% next $750 million 0.325% next $1.5 billion 0.315% next $2.5 billion 0.295% next $2.5 billion 0.275% next $2.5 billion 0.255% next $2.5 billion 0.235% thereafter
DWS Massachusetts Tax Free Fund	0.515% to $400 million 0.440% next $600 million 0.415% thereafter
DWS Moderate Allocation Fund	0.00%

15

Fund	Management Fee Rate
DWS Pacific Opportunities Equity Fund	0.765% to $250 million 0.735% next $750 million 0.715% next $1.5 billion 0.695% next $2.5 billion 0.665% next $2.5 billion 0.655% next $2.5 billion 0.645% next $2.5 billion 0.635% thereafter

DWS Short Term Bond Fund	0.365% to $1.5 billion 0.340% next $500 million 0.315% next $1.0 billion 0.300% next $1.0 billion 0.285% next $1.0 billion 0.270% next $1.0 billion 0.255% thereafter

DWS Small Cap Core Fund	0.665% to $500 million 0.615% next $500 million 0.565% thereafter

DWS Small Cap Value Fund	0.665% to $500 million 0.615% thereafter

DWS S&P 500 Index Fund	0.00% (1)

DWS Cash Investment Trust	0.315% to $250 million 0.295% next $750 million 0.265% next $1.5 billion 0.235% next $2.5 billion 0.215% next $2.5 billion 0.195% next $2.5 billion 0.175% next $2.5 billion 0.165% thereafter

DWS Money Market Series	0.165% to $1.5 billion 0.150% next $1.75 billion 0.135% next $1.75 billion 0.120% thereafter

DWS Tax Free Money Fund	0.415% to $500 million 0.395% thereafter

DWS U.S. Treasury Money Fund	0.315% to $500 million 0.300% next $500 million 0.285% thereafter

(1)	The Investment Management Agreement provides that the Advisor will be paid a fee of 0.15% of average daily net assets, but that such fee will not be paid so long as substantially all of the Fund’s investment assets are invested in a registered investment company that operates as a “master portfolio.”

In addition, the Board and shareholders recently approved a new subadvisor approval policy for the Fund (the “Subadvisor Approval Policy”). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October 2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval Policy, including any shareholder notice requirements.

The Fund recently entered into a new administrative services agreement with the Advisor (the “Administrative Services Agreement”), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund’s net assets.

16

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Fundamental Investment Restrictions

Except for DWS S&P 500 Index Fund, each fund’s fundamental restriction regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

DWS S&P 500 Index Fund only:

The fund’s fundamental restrictions are replaced with the following:

1.	The Portfolio (or Fund) may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	The Portfolio (or Fund) may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	The Portfolio (or Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.	The Portfolio (or Fund) may not engage in the business of underwriting securities issued by others, except to the extent that the Portfolio (or Fund) may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.	The Portfolio (or Fund) may not purchase or sell real estate, which term does not include (a) securities of companies which deal in real estate or mortgages or (b) investments secured by real estate or interests therein, except that the Portfolio (or Fund) reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s (or Fund’s) ownership of securities.

6.	The Portfolio (or Fund) may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.	The Portfolio (or Fund) may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8.	The Portfolio (or Fund) has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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DWS Cash Investment Trust and DWS Money Market Series only:

Each fund’s fundamental restriction regarding concentration is replaced with the following:

The Fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust – Bank and Savings and Loan Obligations for DWS Cash Investment Trust and the first paragraph under Investment Policies and Techniques—Bank and Savings and Loan Obligations for DWS Money Market Series are replaced with the following:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

DWS Cash Investment Trust and DWS Money Market Series only:

The following paragraph is added under Investment Policies and Techniques for DWS Cash Investment Trust and replaces the paragraph under Investment Policies and Techniques – Concentration for DWS Money Market Series:

Concentration. The Fund “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry (i.e., banks and other financial institutions), which means that at least 25% of its total assets will be invested in obligations of banks and other financial institutions at all times.

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DWS Cash Investment Trust only:

The last three sentences of the first paragraph under Investment Policies and Techniques – DWS Cash Investment Trust are replaced with the following:

Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

The second paragraph under Investment Policies and Techniques – DWS Cash Investment Trust is replaced with the following:

The Fund may invest in short-term securities consisting of obligations issued or guaranteed by the US Government, its agencies or instrumentalities; obligations of supranational organizations such as those listed below; obligations of banks, including bankers’ acceptances, certificates of deposit, deposit notes and time deposits; obligations of savings and loan institutions. The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

DWS Money Market Series only:

The last sentence in the sixth paragraph under Investment Policies and Techniques is replaced with the following:

The Fund will invest more than 25% of the current value of its total assets in the obligations of banks and other financial institutions (including bank obligations subject to repurchase agreements).

Trust/Corporate Organization

DWS Allocation Series, DWS Cash Investment Trust, DWS Funds Trust, DWS Income Trust, DWS Investment Trust, DWS Money Market Trust, DWS Municipal Trust, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Money Fund, DWS Tax Free Trust and DWS U.S. Treasury Money Fund only:

The following replaces all information under Trust Organization or Fund Organization with respect to the Declaration of Trust and the rights and obligations thereunder, except historical information and information relating to a Trust’s series:

Each Trust is a Massachusetts business trust organized under the laws of Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Declaration of Trust”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and a Fund’s prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series or class thereof or the Shareholders; (e)2 a merger, consolidation or sale of assets; (f)2 the

Italicized provision applicable only to DWS Money Market Trust and DWS Income Trust only.

2	Noted provisions applicable to DWS Cash Investment Trust, DWS Tax Free Money Fund, DWS U.S. Treasury Money Fund, DWS Investment Trust, DWS Funds Trust, DWS Municipal Trust, DWS Allocation Series, DWS Portfolio Trust, DWS Securities Trust, DWS State Tax Free Trust, DWS Tax Free Trust and DWS Value Equity Trust only.

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adoption of an investment advisory or management contract; (g)2 the incorporation of the Trust or any series; (h)2 any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust’s By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust’s By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of Trustees to terminate a Fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

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Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund’s trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

DWS Global/International Fund, Inc., DWS International Fund, Inc. and DWS Mutual Funds, Inc. only:

The following replaces all information under Fund Organization with respect to the Articles of Incorporation and the rights and obligations thereunder, except historical information and information relating to a Corporation’s series:

Each Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the “Articles of Incorporation”). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in a Fund’s prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a Fund or a class of a Fund shall be automatically converted into shares of another Fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a Fund or a class of a Fund shall have the right to convert or exchange their shares into shares of one or more other Funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any Fund or class of a Fund (including shares of the same Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940 Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

21

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a Fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity, (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a Fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act. Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the Corporation, upon liquidation or termination of a Fund or class, shareholders of such Fund or class of a Fund shall be entitled to receive, pro rata in proportion to the number of shares of such Fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular Fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same Fund or class).

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Part II

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

Cash Reserve Fund, Inc. — Prime Series

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

The following disclosure supplements the “Rule 12b-1 Plan” section of the funds’ Statements of Additional Information:

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund’s shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DWS-SDI’s expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

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Part III

The following disclosure supplements the currently effective statements of additional information of each of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS High Income Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Equity Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS S&P 500 Index Fund

DWS Technology Fund

DWS U.S. Government Securities Fund

DWS Value Builder Fund

DWS Scudder Distributors, Inc., the Fund’s distributor, has adopted an Incentive Plan (the “Plan”) covering wholesalers that are regional vice presidents (“DWS Scudder Wholesalers”). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories—”Core,” “Satellite” or “Non-Core/Satellite”–taking into consideration, among other things, the following criteria, where applicable:

•	The fund’s 3 year performance;

•	The fund’s Morningstar rating;

•	Market size for the fund category;

•	The fund’s size, including sales and redemptions of the fund’s shares;

•	The length of time the fund’s Portfolio Manager has managed the fund; and

•	The fund’s consistency with DWS Scudder’s branding.

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This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund’s placement in a given category; all these factors together are considered, and the designation of funds in the Core and Satellite categories represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS fund website at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core funds, less for Satellite funds and the lowest for Non-Core/Satellite funds.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in a New Fund compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each fund in the New Fund category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core or Satellite funds over the Non-Core/Satellite funds. The Plan, however, will not change the price that you pay for shares of the fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Please Retain This Supplement for Future Reference

July 27, 2006

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Supplement to the currently effective Statements of Additional Information for Class S shares of the funds listed below:

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity Income Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS RREEF Global Real Estate Securities Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Series: Prime Reserve Class S

DWS Money Market Series: Premium Class S

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U. S. Government Securities Fund

DWS U.S. Treasury Money Fund

The following information replaces similar disclosure to the list of eligible Class S investors in the “Purchases — Eligible Class S Investors” section of each Fund’s Statement of Additional Information.

Only certain investors are eligible to buy Class S shares, as described in greater detail below.

A.	The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. (“DWS-SDI”), the Fund’s principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

1.	Existing shareholders of Class S shares of any DWS Fund as of December 31, 2004, and household members residing at the same address.

2.	Shareholders who own Class S shares continuously since December 31, 2004, and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

3.	Any participant who owns Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

4.	Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

5.	Existing shareholders of Class AARP shares of any DWS Fund as of July 17, 2006, and household members residing at the same address.

6.	Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to the Portfolios of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

8.	Shareholders of Class S of Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund’s acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

9.	Existing shareholders of Class M of any DWS Fund as of August 18, 2006, and household members residing at the same address.

B.	The following additional investors may purchase Class S shares of DWS Funds.

1.	Broker-dealers and registered investment advisors (“RIAs”) may purchase Class S shares in connection with a comprehensive or “wrap” fee program or other fee based program.

2.	Any group retirement, employee stock, bonus, pension or profit-sharing plans.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

August 21, 2006

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund

Prime Series

Tax-Free Series

Treasury Series

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Income Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Government & Agency Money Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS Investments VIT Funds

DWS RREEF Real Estate Securities VIP

DWS Small Cap Index VIP

DWS Equity 500 Index VIP

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Market Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2006 Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Tax-Exempt Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

DWS Variable Series I

DWS Bond VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS Growth & Income VIP

DWS Health Care VIP

DWS International VIP

Money Market VIP

DWS Variable Series II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman Financial Services VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS Income Allocation VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Large Cap Value VIP

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Oak Strategic Equity VIP

DWS Salomon Aggressive Growth VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

New York Tax Free Money Fund

Tax Exempt California Money Market Fund

Tax Free Money Fund Investment

Treasury Money Fund Institutional

The following replaces the second and third paragraphs under the “Portfolio Holdings Information” section of each of the above-referenced fund’s Statement of Additional Information:

Each fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to a fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of a fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by a fund’s Trustees/Directors must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to a fund’s Trustees/Directors.

Please Retain This Supplement for Future Reference

October 2, 2006

Supplement to the currently effective Statements of Additional Information of each of the listed funds/portfolios:

Cash Account Trust

Government & Agency Securities

Portfolio

Money Market Portfolio

Tax-Exempt Portfolio

Cash Management Fund Institutional

Cash Management Fund Investment

Cash Reserve Fund, Inc.

Prime Series

Tax-Free Series

Treasury Series

Cash Reserves Fund Institutional

Daily Assets Fund Institutional

DWS Balanced Fund

DWS Blue Chip Fund

DWS California Tax-Free Income Fund

DWS Capital Growth Fund

DWS Cash Investment Trust

DWS Commodity Securities Fund

DWS Communications Fund

DWS Conservative Allocation Fund

DWS Core Fixed Income Fund

DWS Core Plus Allocation Fund

DWS Core Plus Income Fund

DWS Disciplined Market Neutral Fund

DWS Dreman Concentrated Value Fund

DWS Dreman Financial Services Fund

DWS Dreman High Return Equity Fund

DWS Dreman Mid Cap Value Fund

DWS Dreman Small Cap Value Fund

DWS EAFE(R) Equity Index Fund

DWS Emerging Markets Equity Fund

DWS Emerging Markets Fixed Income Fund

DWS Enhanced S&P 500 Index Fund

DWS Equity 500 Index Fund

DWS Equity Income Fund

DWS Equity Partners Fund

DWS Europe Equity Fund

DWS Global Bond Fund

DWS Global Opportunities Fund

DWS Global Thematic Fund

DWS GNMA Fund

DWS Gold & Precious Metals Fund

DWS Growth & Income Fund

DWS Growth Allocation Fund

DWS Growth Plus Allocation Fund

DWS Health Care Fund

DWS High Income Fund

DWS High Income Plus Fund

DWS High Yield Tax Free Fund

DWS Inflation Protected Plus Fund

DWS Intermediate Tax/AMT Free Fund

DWS International Equity Fund

DWS International Fund

DWS International Select Equity Fund

DWS International Value Opportunities

Fund

DWS Japan Equity Fund

DWS Large Cap Value Fund

DWS Large Company Growth Fund

DWS Latin America Equity Fund

DWS Lifecycle Long Range Fund

DWS Managed Municipal Bond Fund

DWS Massachusetts Tax-Free Fund

DWS Micro Cap Fund

DWS Mid Cap Growth Fund

DWS Moderate Allocation Fund

DWS Money Funds

DWS Government & Agency Money Fund

DWS Money Market Prime Series

DWS Tax-Exempt Money Fund

DWS Money Market Series

DWS New York Tax-Free Income Fund

DWS Pacific Opportunities Equity Fund

DWS RREEF Global Real Estate

Securities Fund

DWS RREEF Real Estate Securities Fund

DWS S&P 500 Index Fund

DWS Short Duration Fund

DWS Short Duration Plus Fund

DWS Short Term Bond Fund

DWS Short-Term Municipal Bond Fund

DWS Small Cap Core Fund

DWS Small Cap Growth Fund

DWS Small Cap Value Fund

DWS Strategic Income Fund

DWS Target 2008 Fund

DWS Target 2010 Fund

DWS Target 2011 Fund

DWS Target 2012 Fund

DWS Target 2013 Fund

DWS Target 2014 Fund

DWS Tax Free Money Fund

DWS Technology Fund

DWS U.S. Bond Index Fund

DWS U.S. Government Securities Fund

DWS U.S. Treasury Money Fund

DWS Value Builder Fund

Investors Cash Trust

Government & Agency Securities Portfolio

Treasury Portfolio

Investors Municipal Cash Fund

Investors Florida Municipal Cash Fund

Investors Michigan Municipal Cash Fund

Investors New Jersey Municipal Cash Fund

Investors Pennsylvania Municipal Cash Fund

Tax-Exempt New York Money Market Fund

Money Market Fund Investment

NY Tax Free Money Fund

Tax Free Money Fund Investment

Tax-Exempt California Money Market Fund

Treasury Money Fund

Treasury Money Fund Investment

The following information supplements the “Purchase and Redemption” section of each fund’s/portfolio’s Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the investment advisor (the “Advisor”), DWS Scudder Distributors, Inc. (the “Distributor”) and their affiliates have undertaken to furnish certain additional information below regarding the

[DWS SCUDDER LOGO]

Deutsche Bank Group

level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (“financial advisors”) in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares (“revenue sharing”).

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency fees payable by the Fund (generally by reimbursement to the Distributor or an affiliate) to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the NASD or other concessions described in the fee table or elsewhere in the prospectus or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for administrative, sub-accounting or shareholder processing services and/or for providing a fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial advisor’s sales force; granting the Distributor access to the financial advisor’s conferences and meetings; assistance in training and educating the financial advisor’s personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, ..05% to .40% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor’s recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor’s compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor’s recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the “Platform”) with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.

AIG Advisors Group

Cadaret, Grant & Co. Inc.

Brown Brothers Harriman

Capital Analyst, Incorporated

Citicorp Investment Services

Citigroup Global Markets, Inc. (dba Smith Barney)

2

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)

HD Vest Investment Securities, Inc.

ING Group

LaSalle Financial Services, Inc.

Linsco/Private Ledger Corp.

McDonald Investments Inc.

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Oppenheimer & Co., Inc.

Pacific Select Distributors Group

The Principal Financial Group

Prudential Investments

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc

Securities America, Inc.

UBS Financial Services

Wachovia Securities

Wells Fargo Investments, LLC

Channel: Fund Supermarket Platforms

ADP Clearing

Charles Schwab & Co., Inc.

E*Trade

Fidelity Investments

First Trust

National Financial

National Investor Services Corporation

Pershing LLC

USAA Investment Management

Channel: Defined Contribution Investment Only Platforms

401K Investment Services

ACS / Buck Consultants

ADP, Inc.

Alliance Benefit Group Financial Services Corp.

American Express Financial Advisors, Inc.

AMG Service Corp. / Lincoln Retirement Services Company, LLC

AST Trust Company

Benefit Administration

BISYS

Ceridian Retirement Plan Services

Charles Schwab & Co., Inc.

Charles Schwab Trust Company

City National Bank

Citistreet

C.N.A. Trust

Compusys/ERISA Group Inc.

Copeland Companies

CPI Qualified Plans Daily Access.Com Inc.

Digital Retirement Solutions

Edgewood Services

Expert Plan Inc.

Federated Securities Corp.

3

Fidelity Institutional Retirement Services Company

Fisserv

Franklin Templeton Defined Contribution

GoldK

Great West Life and Annuity / BenefitsCorp Equities Inc.

Hand Securities

Hartford Life Insurance Company

Hewitt Assoc. LLC

ING Aetna Trust Company

Invesmart

JPMorgan Retirement Plan Services LLC

John Hancock

Lincoln National Life

Marsh Insurance & Investment Company

Marshall & Ilsley Trust Company

Maryland Supplemental Retirement Plan

Matrix Settlement & Clearance

Mercer HR Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Met Life

MFS

Mid Atlantic Capital Corporation

Nationwide Trust Company

Nationwide Financial

Neuberger Berman

New York Life Investment Management Service Company

Nyhart/Alliance Benefit Group Indiana

PFPC, Inc.

Plan Administrators, Inc.

PNC Bank N.A.

Principal Life Insurance Company

Prudential Investments

Reliance Trust Company

Resource Trust (IMS)

Retirement Financial Services

State Street Bank and Trust Company

SunGard Investment Products Inc.

The Princeton Retirement Group, Inc.

T. Rowe Price

Union Bank of California

UMB Bank

Valic/Virsco Retirement Services Co

Vanguard Group

Wachovia Bank (First Union National Bank)

Wells Fargo

Wilmington Trust

Channel: Cash Product Platform

ADP Clearing & Outsourcing

Allegheny Investments LTD

Bank of New York (Hare & Co.)

Bear Stearns

Brown Investment Advisory & Trust Company

Brown Brothers Harriman

Cadaret Grant & Co.

4

Chase Manhattan Bank

Chicago Mercantile Exchange

Citibank, N.A.

D.A. Davidson & Company

DB Alex Brown/Pershing

DB Securities

Deutsche Bank Trust Company Americas

Emmett A. Larkin Company

Fiduciary Trust Co. - International

Huntleigh Securities

Lincoln Investment Planning

Linsco Private Ledger Financial Services

Mellon Bank

Nesbitt Burns Corp.

Penson Financial Services

Pershing Choice Platform

Profunds Distributors, Inc.

SAMCO Capital Markets (Fund Services, Inc.)

Saturn & Co. (Investors Bank & Trust Company)

Smith Moore & Company

Sungard Financial

Turtle & Co. (State Street)

UBS

US Bank

William Blair & Company

Channel: Third Party Insurance Platforms

Allmerica Financial Life Insurance Company

Allstate Life Insurance Company of New York

Ameritas Life Insurance Group

American General Life Insurance Company

Annuity Investors Life Insurance Company

Columbus Life Insurance Company

Companion Life Insurance Company

Connecticut General Life Insurance Company

Farmers New World Life Insurance Company

Fidelity Security Life Insurance

Company First Allmerica Financial Life Insurance Company

First Great-West Life and Annuity Insurance Company

First MetLife Investors Insurance Company

Genworth Life Insurance Company of New York

Genworth Life and Annuity Insurance Company

Great West Life and Annuity Insurance Company

Hartford Life Insurance Company

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life

John Hancock Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

Kemper Investors Life Insurance Company

Lincoln Benefit Life Insurance Company

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Massachusetts Mutual Life Insurance Company

MetLife Group

Minnesota Life Insurance Company

5

Mutual of America Life Insurance Company

National Life Insurance Company

Nationwide Financial Services Inc.

Nationwide Life and Annuity Company of America

Nationwide Life Insurance Company of America

New York Life Insurance and Annuity Corporation

Phoenix Life Insurance Company

Protective Life Insurance

Prudential Insurance Company of America

Sun Life Assurance Company of Canada (U.S.)

Sun Life Assurance and Annuity Company of New York

Symetra Life Insurance Company

Transamerica Life Insurance Company

Union Central Life Insurance Company

United of Omaha Life Insurance Company

United Investors Life Insurance Company

Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.

Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor’s disclosures.

It is likely that broker-dealers that execute portfolio transactions for the Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Please Retain This Supplement for Future Reference

October 30, 2006

6

Scudder Pacific

Opportunities Fund

Annual Report to Shareholders

October 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investments in securities of foreign issuers present greater risks, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund’s shares to greater price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and the 3-year, 5-year and 10-year periods shown for Class A and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

1

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05

Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class A	18.63%	21.42%	7.16%	-.65%
Class B	17.88%	20.48%	6.32%	-1.44%
Class C	17.68%	20.43%	6.32%	-1.42%
MSCI All Country Asia Free (excluding Japan) Index+	21.25%	22.74%	9.61%	.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:
10/31/05	$14.05	$13.78	$13.78
10/31/04	$11.95	$11.69	$11.71
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/05	$.12	$—	$—

Class A Lipper Rankings — Pacific Ex Japan Funds Category as of 10/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	41	of	51	79
3-Year	31	of	48	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

☐	Scudder Pacific Opportunities Fund — Class A

☐	MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended October 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

2

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05

Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,181	$16,870	$13,317	$8,828
	Average annual total return	11.81%	19.04%	5.90%	-1.24%
Class B	Growth of $10,000	$11,488	$17,287	$13,485	$8,652
	Average annual total return	14.88%	20.02%	6.16%	-1.44%
Class C	Growth of $10,000	$11,768	$17,465	$13,587	$8,664
	Average annual total return	17.68%	20.43%	6.32%	-1.42%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$12,125	$18,489	$15,818	$10,922
	Average annual total return	21.25%	22.74%	9.61%	.89%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund’s most recent month-end performance.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Class AARP and S shares held less than one year had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Pacific Opportunities Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05

Scudder Pacific Opportunities Fund	1-Year	3-Year	5-Year	10-Year
Class S	18.87%	21.70%	7.45%	-.38%
Class AARP	18.69%	21.67%	7.44%	-.39%
MSCI All Country Asia Free (excluding Japan) Index+	21.25%	22.74%	9.61%	.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

3

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
10/31/05	$14.17	$14.18
10/31/04	$12.04	$12.03
Distribution Information:
Twelve Months:
Income Dividends as of 10/31/05	$.12	$.12

Class S Lipper Rankings — Pacific Ex Japan Funds Category as of 10/31/05

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	51	72
3-Year	27	of	48	56
5-Year	31	of	41	74
10-Year	17	of	18	90

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

☐ Scudder Pacific Opportunities Fund — Class S

☐ MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended October 31

Comparative Results as of 10/31/05

Scudder Pacific Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,887	$18,025	$14,324	$9,626
	Average annual total return	18.87%	21.70%	7.45%	-.38%
Class AARP	Growth of $10,000	$11,869	$18,013	$14,314	$9,619
	Average annual total return	18.69%	21.67%	7.44%	-.39%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$12,125	$18,489	$15,818	$10,922
	Average annual total return	21.25%	22.74%	9.61%	.89%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

4

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Class AARP; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

for the six months ended October 31, 2005

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/05	$1,075.80	$1,070.70	$1,070.70	$1,075.90	$1,076.70
Expenses Paid per $1,000*	$9.78	$14.20	$14.14	$9.05	$8.64

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/05	$1,015.78	$1,011.49	$1,011.54	$1,016.48	$1,016.89
Expenses Paid per $1,000*	$9.50	$13.79	$13.74	$8.79	$8.39

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Pacific Opportunities Fund	1.87%	2.72%	2.71%	1.73%	1.65%

For more information, please refer to the Fund’s prospectuses.

5

Portfolio Management Review

Scudder Pacific Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Pacific Opportunities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Ernie Tam

Vice President of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2003 and the fund in 2004.

Previous experience includes seven years at Baring Asset Management focusing on Pacific emerging markets and Anglo-Chinese corporate finance.

BS, University of Missouri; MBA, Loyola University.

Lilian Pang

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2004.

Previous experience includes responsibility for Chinese equities, including Hong Kong and Taiwan; and four years of experience as an investment analyst for private equities in northeast Asia for Government of Singapore Investment Corporation.

BA, University of Singapore; MBA, University of Edinburgh.

In the following interview, Lead Portfolio Manager Ernie Tam and Portfolio Manager Lilian Pang discuss Scudder Pacific Opportunities Fund’s strategy and the market environment during the 12-month period ended October 31, 2005.

Q: How did the Asian markets perform during the fund’s fiscal year?

A: Stocks in the Pacific Rim provided outstanding returns during the reporting period, as the combination of strong economic growth, low valuations relative to other global markets, and investors’

6

continued appetite for risk attracted significant cash inflows from both foreign and domestic investors. For the year, the MSCI All-Country Asia Free ex-Japan Index, the fund’s benchmark, delivered a return of 21.25%. In comparison, the MSCI World Index returned 13.27% for the same period.1

[1]	The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The MSCI World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using local market prices and convert to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The biggest winner in the Asian markets was South Korea, where low interest rates sparked enthusiasm for stocks among local investors. In the third quarter, for instance, inflows averaged $500 million a month, bringing the year-to-date total through September 30, 2005, to 42% above last year’s level. Part of the reason for this increase is the increasing popularity of defined contribution retirement plans, some of which have an automatic installment feature through which money is taken out of investors’ paychecks and invested in the market. Another factor has been the growing investor confidence in the economy, given that exports remain strong and the consumer sector, after a difficult period brought on by high levels of credit card debt, is beginning to recover. The combination of these two factors helped lead to strong outperformance for Korea’s market.

India, whose stock market has been re-rated higher by the investment community over the past two years, also outperformed. Economic growth remained robust, leading to increased gains in wealth for the middle class. In addition, investors grew more comfortable with the market due to increasingly shareholder-friendly management policies. Singapore, meanwhile, benefited from rising property prices and the continued improvement in corporate management practices.

Stocks in the Greater China region of China, Hong Kong and Taiwan lagged the regional average. In China, the economy remained strong despite the government’s austerity measures, with third-quarter gross domestic product growth delivering a year-over-year gain of 9.4%. However, investors were concerned that consumer spending will not rise quickly enough to offset the slowdown in industrial investment that is expected to occur in 2006, and this concern caused enthusiasm for the country’s stock market to wane. Growth was also strong in Hong Kong, which helped spark a recovery in property prices. Nevertheless, market participants have been worried about the outlook for economic growth given that the Hong Kong dollar is pegged to the US dollar, meaning that Hong Kong needs to raise interest rates in tandem with the United States. In Taiwan, the reason for underperformance was the market’s dependence on the performance of technology stocks, which lagged during the past year. Additionally, unsteady growth trends and rising consumer debt weighed on market sentiment.

Markets in the TIP countries — Thailand, Indonesia and the Philippines — also underperformed. In Thailand, rising interest rates fueled concerns that economic growth trends would weaken. Further, violence in the southern part of China near the Thai border raised investors’ perception of political risk. Indonesia, meanwhile, fell behind in the second half of the reporting period. The government appears keen to remove fuel subsidies, meaning that rising prices for oil and gas could take a toll on domestic consumption. Additionally, rising worries about the threat of terrorism have weighed on market sentiment. Political risk also took a toll in the Philippines, where a vote-rigging scandal raised the possibility that President Gloria Macapagal Arroyo would be removed from office. Nevertheless, the market regained its footing when it became evident that President Arroyo would in fact stay in office.

7

Q: How did the fund perform in comparison with its benchmark and peer group?

A: The total return of the fund’s Class A shares for the 12 months ended October 31, 2005, was 18.63%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.) The fund underperformed both the 21.25% return of its benchmark, the MSCI All-Country Asia Free ex-Japan Index, and the 25.23% average return of the 51 funds in its Lipper peer group, Pacific ex-Japan Funds.2

[2]	The Lipper Pacific ex-Japan Funds category comprises funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Pacific region (including Asian countries) and that specifically do not invest in Japan. It is not possible to invest into a Lipper category.

The primary reason for underperformance was that the portfolio was more defensively positioned, with a tilt toward higher-quality stocks. Given the strong market environment and the outperformance of lower-quality stocks, its positioning detracted from relative performance in the short term. Nevertheless, we are confident that our conviction in high-quality companies with strong cash-flow generation ability will pay off in the long term.

Q: What specific factors helped and hurt performance?

A: The most significant source of underperformance was the fund’s holdings in Hong Kong property stocks, which declined on concerns of rising interest rates. Key detractors included Sun Hung Kai Properties Ltd. and Dah Sing Banking Group Ltd. In addition, our position in LITE-on IT Corp. of Taiwan detracted from returns. We expected that the company, which makes DVD players and recorders, would benefit from the strong sales in the consumer electronics area. However, its profit margins were squeezed by rising competition. We continue to hold the stock in the portfolio on the basis of what we see as its inexpensive valuation.3 Notably, half of the company’s market capitalization is the cash on its balance sheet. Stock selection in Korea also detracted, mainly our consumer-related holdings such as Kook Soon Dang Brewery Co. Ltd. and Amorepacific Corp. We remain positive on these two holdings due to what we believe are their attractive valuations and dominant market positions in the consumer space.

[3]	“Valuation” refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

On the positive side, we added value through our position in Capitaland Ltd., a Singapore-based property developer that benefited from an improved regulatory environment and the country’s strengthening property market. Two stocks in Korea also contributed to performance: Korea Tobacco and Ginseng (KT &G Corp.), which we purchased for its high dividend yield and restructuring potential, and Daewoo Engineering and Construction Co., Ltd., which we expect will benefit from a long-term improvement in Korea’s property market and the cash generated from the sale of noncore assets. In Taiwan, two technology stocks stood out: MediaTek Inc., a well-managed company that is benefiting from the growth in consumer electronics, and Hon Hai Precision Industry Co., Ltd., a hardware manufacturer that is gaining share as US manufacturers outsource more of their production overseas. And in China, we benefited from holding two strong-performing energy stocks: PetroChina Co. Ltd. and CNOOC Ltd. Recently, we have been reducing the exposure to these two stocks in order to lock in profits.

Q: What are some notable elements of the fund’s positioning?

A: We remain positive on Korea and are maintaining an overweight there.4 We are less enthusiastic on the Greater China region, as we are uncertain about the path of China’s economic growth in the coming year. As a result, we are maintaining underweights in the areas most sensitive to China’s economy: energy and basic materials. We do, however, favor companies that are positioned to benefit from what we see as being one of the key themes in Asia — the rise of the middle class and the concurrent growth in the savings rate and personal wealth. The fund is therefore overweight in consumer staples stocks — to capitalize on rising spending — and in financials, particularly those located in Hong Kong, Taiwan and Korea. We believe banks will benefit from growth in savings deposits as well as the introduction of new, innovative financial products.

[4]	“Overweight” refers to a portfolio weighting greater than that of the benchmark; an “underweight” is a weighting less than that of the benchmark.

8

In the Southeast Asian markets, we believe the key theme will be the rise in living standards. While this trend will be subject to cyclical changes, of course, we believe the longer-term path of consumer spending power will be upward. We therefore have invested in retail companies such as PT Matahari Putra Prima Tbk, a department store and supermarket chain in Indonesia. We are also looking to take advantage of opportunities in the technology sector. While the industry remains cyclical and is therefore vulnerable to any economic weakness that may occur in 2006, we believe certain stocks have fallen to valuation levels that warrant interest. As a result, we have been adding to Taiwan Semiconductor Manufacturing Co. Ltd. and Asustek Computer, Inc., on the basis of their attractive valuations and competitive market positions.

Q: What is your broad view of the investment backdrop in Asia?

A: We remain positive on the long-term outlook for the region’s markets, but we are cautious in the short term following two years of strong gains. The reason for our muted near-term view is twofold. First, interest rates are trending higher worldwide. If global economic momentum slows as a result, we would expect this to have an impact on Asia. Second, market valuations reflect a great deal of optimism and a relatively low level of expected risk, meaning that stocks may be vulnerable to unanticipated negative developments. While there is still value in select areas of the regional market, we believe that the higher level of valuations may keep the markets from delivering substantial additional upside.

In the long term, however, we believe the fundamental trends that are unfolding in the Asian economies represent important structural changes that have only begun to play out. The Chinese growth story, the expansion of the middle class and the rise of Asian companies onto the global stage all represent important multiyear trends that are still only in the early stages. In addition, exports remain strong, and countries in the region sport robust — and improving — balance sheets. A potential wild card is Japan, which appears to be emerging from its decade-long economic doldrums. If the Japanese recovery proves to be for real this time, we would expect to see a new source of demand for the products and services of companies around Asia. With this as backdrop, we remain optimistic on the long-term outlook for the Asian stock markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary October 31, 2005

Geographical (Excludes Cash Equivalents)	10/31/05	10/31/04
Korea	29%	26%
Hong Kong	21%	25%
Taiwan	20%	16%
Singapore	9%	11%
India	7%	6%
China	5%	5%
Malaysia	5%	5%
Thailand	2%	3%
Indonesia	1%	2%
Philippines	1%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	10/31/05	10/31/04
Financials	31%	29%
Information Technology	23%	17%
Telecommunication Services	10%	9%
Industrials	8%	13%
Consumer Discretionary	7%	5%
Consumer Staples	7%	2%
Utilities	5%	6%
Materials	4%	8%
Energy	4%	9%
Other	1%	2%

	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (31.8% of Net Assets)

1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	7.7%
2. Kookmin Bank Provider of commercial banking services	Korea	3.2%
3. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	3.2%
4. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	3.1%
5. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	2.6%
6. Hyundai Motor Co., Ltd. Sells and exports cars, trucks and commercial vehicles	Korea	2.6%
7. BOC Hong Kong (Holdings) Ltd. Provider of financial products and services to retail corporate customers	Hong Kong	2.5%
8. MediaTek, Inc. Manufacturer of compact disc CD-ROM and DVD-ROM chip sets	Taiwan	2.4%
9. China Life Insurance Co., Ltd. Offers a wide range of insurance products and services	China	2.3%
10. POSCO Manufacturer of steel	Korea	2.2%

10

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)
Common Stocks 96.3%

China 5.0%
China Life Insurance Co., Ltd. “H”*	3,419,000	2,521,929
Guangshen Railway Co., Ltd. “H”	2,575,000	744,413
PetroChina Co., Ltd. “H”	1,534,000	1,173,848
Sinopec Zhenhai Refining & Chemical Co., Ltd. “H”	850,000	994,354

(Cost $5,079,918)		5,434,544

Hong Kong 20.5%
BOC Hong Kong (Holdings) Ltd.	1,455,000	2,716,825
Cheung Kong Holdings Ltd.	199,000	2,077,521
China Mengniu Dairy Co., Ltd.	1,358,000	1,079,033
China Mobile (Hong Kong) Ltd.	779,000	3,485,713
CLP Holdings Ltd.	404,000	2,316,702
CNOOC Ltd.	1,420,000	922,156
Dah Sing Banking Group Ltd.	516,000	846,488
Hang Seng Bank Ltd.	124,700	1,617,748
Henderson Investment Ltd.	699,000	975,569
Hong Kong Exchanges & Clearing Ltd.	394,000	1,322,628
Hongkong Land Holdings Ltd.	391,000	1,122,170
Hutchison Whampoa Ltd.	191,200	1,814,761
Shangri-La Asia Ltd.	580,000	813,882
Sun Hung Kai Properties Ltd. (REIT)	146,000	1,385,845

(Cost $22,135,101)		22,497,041

11

	Shares	Value ($)
India 6.8%
Bata India Ltd.*	168,561	565,675
Gujarat Ambuja Cements Ltd.	476,775	728,092
Hindustan Lever Ltd.*	273,000	977,215
Infosys Technologies Ltd.	20,950	1,176,803
ITC Ltd.	150,000	401,265
National Thermal Power Corp., Ltd.	477,600	1,032,329
Ranbaxy Laboratories Ltd.	75,430	589,114
Reliance Industries Ltd.	45,611	774,904
State Bank of India	27,944	576,896
Suzlon Energy Ltd.*	1,976	31,512
Tata Consultancy Services Ltd.	18,076	563,369

(Cost $5,917,944)		7,417,174

Indonesia 1.1%
PT Astra International Tbk	515,000	473,733
PT Matahari Putra Prima Tbk	8,298,000	705,714

(Cost $1,259,500)		1,179,447

Korea 27.7%
Amorepacific Corp.	4,100	1,221,817
Daewoo Engineering & Construction Co., Ltd.	226,900	2,280,385
Hyundai Motor Co., Ltd.	38,400	2,832,615
Kook Soon Dang Brewery Co., Ltd.	60,459	899,355
Kookmin Bank	60,800	3,488,472
Korea Exchange Bank*	118,140	1,310,439
KT Corp.	26,250	1,055,859
KT&G Corp.	35,700	1,461,751
POSCO	12,170	2,480,775
Samsung Electronics Co., Ltd.	15,975	8,517,317
Samsung Fire & Marine Insurance Co., Ltd.	22,300	2,126,273
Samsung SDI Co., Ltd.	11,450	1,133,614
Shinsegae Co., Ltd.	4,400	1,580,189

(Cost $22,876,960)		30,388,861

Malaysia 4.9%
Digi.com Bhd.*	972,000	1,780,206
IOI Corp. Bhd.	495,000	1,716,317
Malayan Banking Bhd.	318,000	976,098
Tenaga Nasional Bhd.	358,000	946,865

(Cost $4,797,116)		5,419,486

Philippines 0.4%
Manila Water Co. (Cost $480,445)	4,054,000	473,344

Singapore 8.9%
Capitaland Ltd.	884,000	1,664,399
City Developments Ltd.	250,000	1,301,574
DBS Group Holdings Ltd.	158,000	1,429,749

12

	Shares	Value ($)
MobileOne Ltd.	1,415,000	1,673,198
Oversea-Chinese Banking Corp., Ltd.	292,600	1,090,142
Singapore Exchange Ltd.	881,000	1,408,199
Singapore Press Holdings Ltd.	454,000	1,203,254

(Cost $8,914,334)		9,770,515

Taiwan 19.5%
Asustek Computer, Inc.	254,000	668,573
AU Optronics Corp.	963,730	1,225,262
Bank of Kaohsiung	1,188,000	639,389
Cathay Financial Holding Co., Ltd.	1,022,000	1,799,591
Chungwha Telecom Co., Ltd.	1,224,000	2,074,898
Far East Textile Ltd.	223,595	130,599
Formosa Chemicals & Fibre Corp.	696,000	1,115,705
High Tech Computer Corp.	93,000	1,002,363
Hon Hai Precision Industry Co., Ltd.	658,870	2,858,787
Kinsus Interconnect Technology Corp.	530,050	1,139,727
LITE-ON IT Corp.	559,600	583,979
MediaTek, Inc.	298,800	2,591,520
SinoPac Financial Holdings Co., Ltd.	1,978,000	779,891
Taiwan Semiconductor Manufacturing Co., Ltd.	2,169,865	3,393,871
United Microelectronics Corp.	1,330,000	717,115
Wan Hai Lines Ltd.	1,180,010	702,611

(Cost $23,215,895)		21,423,881

Thailand 1.5%
Airports of Thailand PCL (Foreign Registered)	583,000	721,959
PTT PCL (Foreign Registered)	111,800	603,139
The Siam Cement PCL (Foreign Registered)	59,000	332,608

(Cost $1,467,605)		1,657,706

Total Common Stocks (Cost $96,144,818)		105,661,999

Cash Equivalents 3.5%

United States

Scudder Cash Management QP Trust, 3.83% (a) (Cost $3,886,763)	3,886,763	3,886,763

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $100,031,581)+	99.8	109,548,762
Other Assets and Liabilities, Net	0.2	208,229
Net Assets	100.0	109,756,991

*	Non-income producing security.
+	The cost for federal income tax purposes was $100,121,554. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $9,427,208. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,615,593 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,188,385.
(a)	Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

13

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005

Assets
Investments:
Investments in securities, at value (cost $96,144,818)	$105,661,999
Investment in Scudder Cash Management QP Trust (cost $3,886,763)	3,886,763
Total investments in securities, at value (cost $100,031,581)	109,548,762
Foreign currency, at value (cost $1,410,183)	1,407,792
Dividends receivable	2,013
Interest receivable	11,341
Receivable for Fund shares sold	153,662
Foreign taxes recoverable	55,910
Other assets	17,967

Total assets	111,197,447

Liabilities
Payable for Fund shares redeemed	62,113
Payable for investments purchased	1,059,894
Deferred foreign taxes payable	27,785
Accrued management fee	76,383
Other accrued expenses and payables	214,281

Total liabilities	1,440,456

Net assets, at value	$109,756,991

Net Assets
Net assets consist of:
Undistributed net investment income	1,067,034
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $27,785)	9,489,396
Foreign currency related transactions	(2,251)
Accumulated net realized gain (loss)	(16,698,758)
Paid-in capital	115,901,570

Net assets, at value	$109,756,991

The accompanying notes are an integral part of the financial statements.

14

Statement of Assets and Liabilities as of October 31, 2005 (continued)

Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($14,412,907 ÷ 1,026,091 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$14.05
Maximum offering price per share (100 ÷ 94.25 of $14.05)	$14.91
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,684,704 ÷ 267,409 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$13.78
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,071,840 ÷ 222,975 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$13.78
Class AARP Net Asset Value, offering and redemption price(a) per share ($1,962,481 ÷ 138,481 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$14.17
Class S Net Asset Value, offering and redemption price(a) per share ($86,625,059 ÷ 6,109,702 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$14.18

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

15

Statement of Operations for the year ended October 31, 2005

Investment Income
Income: Dividends (net of foreign taxes withheld of $518,872)	$3,511,488
Interest	926
Interest — Scudder Cash Management QP Trust	72,967
Total Income	3,585,381
Expenses: Management fee	943,667
Services to shareholders	448,555
Custodian and accounting fees	267,725
Distribution service fees	98,663
Auditing	85,066
Legal	14,192
Reports to shareholders	39,124
Registration fees	21,564
Other	3,149
Total expenses before expense reductions	1,921,705
Expense reductions	(9,768)
Total expenses after expense reductions	1,911,937

Net investment income (loss)	1,673,444

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $59,313)	17,138,145
Foreign currency related transactions	(89,608)
17,048,537
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign tax credit of $88,629)	(61,205)
Foreign currency related transactions	(12,141)
(73,346)

Net gain (loss) on investment transactions	16,975,191

Net increase (decrease) in net assets resulting from operations	$18,648,635

The accompanying notes are an integral part of the financial statements.

16

Statement of Changes in Net Assets

	Years Ended October 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,673,444	$937,851
Net realized gain (loss) on investment transactions	17,048,537	16,003,422
Net unrealized appreciation (depreciation) on investment transactions during the period	(73,346)	(7,281,395)
Net increase (decrease) in net assets resulting from operations	18,648,635	9,659,878
Distributions to shareholders from:
Net investment income:
Class A	(124,444)	(123,320)
Class AARP	(11,129)	(3,661)
Class S	(804,555)	(703,831)
Fund share transactions:
Proceeds from shares sold	21,687,565	37,431,234
Reinvestment of distributions	895,861	739,280
Cost of shares redeemed	(33,432,011)	(48,567,195)
Redemption fees	5,968	56,787
Net increase (decrease) in net assets from Fund share transactions	(10,842,617)	(10,339,894)
Increase (decrease) in net assets	6,865,890	(1,510,828)
Net assets at beginning of period	102,891,101	104,401,929

Net assets at end of period (including undistributed net investment income of $1,067,034 and $526,115, respectively)	$109,756,991	$102,891,101

The accompanying notes are an integral part of the financial statements.

17

Financial Highlights

Class A

Years Ended October 31,	2005		2004		2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.95		$10.90		$7.97		$7.37	$9.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.19		.07		.08		(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.03		1.04		2.85		.62	(2.00)

Total from investment operations	2.22		1.11		2.93		.59	(2.01)

Less distributions from:
Net investment income	(.12)		(.07)		—		—	—
Redemption fees	.00	***	.01		.00	***	.01	.01
Net asset value, end of period	$14.05		$11.95		$10.90		$7.97	$7.37
Total Return (%)[c]	18.63		10.32	[d]	36.76		8.14	(21.34	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14		18		7	6
Ratio of expenses before expense reductions (%)	1.83		1.89		1.76		1.79	1.80	*
Ratio of expenses after expense reductions (%)	1.83		1.88		1.76		1.79	1.80	*
Ratio of net investment income (loss) (%)	1.40		.76		.94		(.33)	(.09	)*
Portfolio turnover rate (%)	100		80		109		77	212

[a]	For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

18

Class B

Years Ended October 31,	2005		2004		2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.69		$10.69		$7.88		$7.35	$9.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.08		(.00	)***	.01		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.01		.99		2.80		.62	(2.00)

Total from investment operations	2.09		.99		2.81		.52	(2.03)

Redemption fees	.00	***	.01		.00	***	.01	.01
Net asset value, end of period	$13.78		$11.69		$10.69		$7.88	$7.35
Total Return (%)[c]	17.88	[d]	9.35	[d]	35.66		7.21	(21.56	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		4		4		4	4
Ratio of expenses before expense reductions (%)	2.88		2.83		2.59		2.59	2.61	*
Ratio of expenses after expense reductions (%)	2.74		2.67		2.59		2.59	2.61	*
Ratio of net investment income (loss) (%)	.49		(.04)		.11		(1.13)	(.90	)*
Portfolio turnover rate (%)	100		80		109		77	212

a	For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
b	Based on average shares outstanding during the period.
c	Total return does not reflect the effect of any sales charges.
d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

19

Class C

Years Ended October 31,	2005		2004		2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.71		$10.70		$7.89		$7.35	$9.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.08		.00	***	.02		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.99		1.00		2.79		.63	(2.00)

Total from investment operations	2.07		1.00		2.81		.53	(2.03)

Redemption fees	.00	***	.01		.00	***	.01	.01
Net asset value, end of period	$13.78		$11.71		$10.70		$7.89	$7.35
Total Return (%)[c]	17.68		9.44	[d]	35.61		7.35	(21.56	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2		2		1	1
Ratio of expenses before expense reductions (%)	2.69		2.79		2.55		2.56	2.57	*
Ratio of expenses after expense reductions (%)	2.69		2.67		2.55		2.56	2.57	*
Ratio of net investment income (loss) (%)	.54		.04		.15		(1.10)	(.86	)*
Portfolio turnover rate (%)	100		80		109		77	212

[a]	For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

20

Class AARP

Years Ended October 31,	2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.04		$10.98		$8.01		$7.38	$10.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.20		.12		.10		(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	2.05		1.03		2.87		.63	(2.73)

Total from investment operations	2.25		1.15		2.97		.62	(2.72)

Less distributions from:
Net investment income	(.12)		(.10)		—		—	—
Redemption fees	.00	*	.01		.00	*	.01	.02
Net asset value, end of period	$14.17		$12.04		$10.98		$8.01	$7.38
Total Return (%)	18.69	[b]	10.71	[b]	37.08		8.54	(26.79)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1		.388		.167	.064
Ratio of expenses before expense reductions (%)	1.84		1.70		1.51		1.51	1.67
Ratio of expenses after expense reductions (%)	1.75		1.69		1.51		1.51	1.67
Ratio of net investment income (loss) (%)	1.48		.95		1.19		(.05)	.19
Portfolio turnover rate (%)	100		80		109		77	212

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

21

Class S

Years Ended October 31,	2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.03		$10.98		$8.01		$7.38	$10.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.22		.12		.10		(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	2.05		1.02		2.87		.63	(2.74)

Total from investment operations	2.27		1.14		2.97		.62	(2.73)

Less distributions from:
Net investment income	(.12)		(.10)		—		—	—
Redemption fees	.00	*	.01		.00	*	.01	.02
Net asset value, end of period	$14.18		$12.03		$10.98		$8.01	$7.38
Total Return (%)	18.87		10.62	[b]	37.08		8.54	(26.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		82		80		66	65
Ratio of expenses before expense reductions (%)	1.63		1.71		1.51		1.51	1.67
Ratio of expenses after expense reductions (%)	1.63		1.65		1.51		1.51	1.67
Ratio of net investment income (loss) (%)	1.60		.99		1.19		(.05)	.19
Portfolio turnover rate (%)	100		80		109		77	212

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

22

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the “Fund”) is a diversified series of Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

23

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

24

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,609,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($2,173,000) and October 31, 2009 ($14,436,000), the respective expiration dates, whichever occurs first, of which $2,173,000 may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended October 31, 2005, the Fund utilized approximately $16,980,000 of a prior year capital loss carryforward.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,067,034
Capital loss carryforwards	$16,609,000
Net unrealized appreciation (depreciation) on investments	$9,427,208

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributions from ordinary income*	$940,128	$830,812

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

25

Redemption Fees. For the period November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class AARP and S shareholders for less than one year were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $107,031,069 and $116,107,939, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund’s average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund’s average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited (“DeAM Asia”). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

26

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation (“SSC”), a subsidiary of the Advisor, is the transfer, shareholder service and dividend paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$43,564	$—	$7,143
Class B	22,139	5,482	3,417
Class C	10,106	—	1,408
Class AARP	8,414	1,432	695
Class S	283,560	—	47,156

	$367,783	$6,914	$59,819

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $87,592, of which $5,471 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$29,460	$2,506
Class C	19,792	1,889

	$49,252	$4,395

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$33,482		$3,215.23%
Class B	9,460		730.24%
Class C	6,469		826.25%

	$49,411		$4,771

27

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005 aggregated $5,237.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and C shares aggregated $14,968 and $330, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $15,000, of which $5,040 is unpaid at October 31, 2005.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $2,854, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

28

E. Investing in Emerging Markets

Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this Fund focuses its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region and potentially subjecting the Fund’s shares to greater price volatility. Please read this Fund’s prospectus for specific details regarding its risk profile.

F. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	636,631	$8,642,003	1,373,204	$16,218,289
Class B	97,171	1,302,243	358,420	4,164,866
Class C	234,973	3,129,420	287,344	3,287,466
Class AARP	77,379	1,075,446	89,758	1,076,824
Class S	549,957	7,538,453	1,079,998	12,683,789

		$21,687,565		$37,431,234

Shares issued to shareholders in reinvestment of distributions
Class A	9,169	$117,186	6,490	$71,780
Class AARP	814	10,479	314	3,491
Class S	59,689	768,196	59,693	664,009

		$895,861		$739,280

Shares redeemed
Class A	(794,196)	$(10,611,919)	(1,895,386)	$(21,893,491)
Class B	(154,915)	(2,056,363)	(412,440)	(4,764,653)
Class C	(192,882)	(2,564,193)	(260,922)	(2,966,840)
Class AARP	(28,614)	(396,855)	(36,553)	(428,541)
Class S	(1,303,650)	(17,802,681)	(1,610,825)	(18,513,670)

		$(33,432,011)		$(48,567,195)

Redemption fees		$5,968		$56,787
Net increase (decrease)
Class A	(148,396)	$(1,852,425)	(515,692)	$(5,603,422)
Class B	(57,744)	(754,119)	(54,020)	(599,785)
Class C	42,091	565,230	26,422	320,626
Class AARP	49,579	689,070	53,519	659,142
Class S	(694,004)	(9,490,373)	(471,134)	(5,116,455)

		$(10,842,617)		$(10,339,894)

29

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds’ advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds’ investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Pacific Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund (the “Fund”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP

December 27, 2005

30

Tax Information (Unaudited)

The Fund paid foreign taxes of $481,897 and earned $2,273,774 of foreign source income during the year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.29 per share as income earned from foreign sources for the year ended October 31, 2005.

For federal income tax purposes, the Fund designates approximately $4,433,400, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund’s Directors approved the continuation of the Fund’s current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund’s Directors — including the chair of the board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund’s Directors consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

31

In determining to approve the continuation of the Fund’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, relative to the Fund’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board’s next annual review of the Fund’s contractual arrangements, and also serve to ensure that the Fund’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund’s performance (Class S shares) was in the 4th quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board also noted the disappointing investment performance of the Fund in recent years and continued to discuss with senior management of DeIM the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire

32

Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Fund’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.
DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

33

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41

Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41

Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41

Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41

Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41

34

Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Vincent J. Esposito[4] (1956) President, 2005-present	Managing Director[5], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present	Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

[1]	Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[3]	Executive title, not a board directorship
[4]	Address: 345 Park Avenue, New York, New York 10154
[5]	Address: One South Street, Baltimore, Maryland 21202

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

35

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	811165-661	811165-653	811165-646
Fund Number	473	673	773

36

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277	(800) SCUDDER
	To speak with an AARP Investment Program service representative.	To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments	Scudder Investments

	PO Box 219735 Kansas City, MO 64121-9735	PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) —or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	SPOPX	SCOPX

Fund Number	173	073

Notes

Notes

Notes

Notes

Notes

37

APRIL 30, 2006

Semiannual Report

to Shareholders

DWS Pacific Opportunities Equity Fund

(formerly Scudder Pacific Opportunities Fund)

Contents

Performance Summary

Information About Your Fund’s Expenses

Portfolio Management Review

Portfolio Summary

Investment Portfolio

Financial Statements

Financial Highlights

Notes to Financial Statements

Other Information

Shareholder Meeting Results

Account Management Resources

Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investments in securities of foreign issuers present greater risks than investments in domestic securities. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this fund focuses its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund’s shares to greater price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B shares and the 3-year, 5-year and 10-year periods shown for Class A and C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the DWS Pacific Opportunities Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06

DWS Pacific Opportunities Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	35.87%	46.17%	36.87%	16.14%	1.48%
Class B	35.20%	44.76%	35.79%	15.21%	.67%
Class C	35.34%	44.91%	35.78%	15.24%	.69%
MSCI All Country Asia Free (excluding Japan) Index+	33.12%	43.51%	37.79%	18.10%	2.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:

4/30/06	$18.93	$18.63	$18.65
10/31/05	$14.05	$13.78	$13.78

Distribution Information:

Six Months:
Income Dividends as of 4/30/06	$.13	$—	$—

Class A Lipper Rankings — Pacific Ex Japan Funds Category as of 4/30/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	51	37
3-Year	25	of	48	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Pacific Opportunities Equity Fund — Class A

[] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06

DWS Pacific Opportunities Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,777	$24,165	$19,918	$10,920
	Average annual total return	37.77%	34.19%	14.78%	.88%
Class B	Growth of $10,000	$14,176	$24,840	$20,198	$10,692
	Average annual total return	41.76%	35.43%	15.10%	.67%
Class C	Growth of $10,000	$14,491	$25,034	$20,320	$10,717
	Average annual total return	44.91%	35.78%	15.24%	.69%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$14,351	$26,161	$22,970	$12,467
	Average annual total return	43.51%	37.79%	18.10%	2.23%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund’s most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class AARP shares and the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Pacific Opportunities Equity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06

DWS Pacific Opportunities Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	35.97%	46.39%	37.21%	16.44%	1.75%
Class AARP	36.04%	46.37%	37.20%	16.47%	1.75%
MSCI All Country Asia Free (excluding Japan) Index+	33.12%	43.51%	37.79%	18.10%	2.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:

4/30/06	$19.10	$19.08
10/31/05	$14.17	$14.18
Distribution Information:

Six Months:

Income Dividends as of 4/30/06	$.15	$.17

Class S Lipper Rankings — Pacific Ex Japan Funds Category as of 4/30/06

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	17	of	51	33
3-Year	22	of	48	45
5-Year	24	of	41	58
10-Year	20	of	24	80

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[] DWS Pacific Opportunities Equity Fund — Class S

[] MSCI All Country Asia Free (excluding Japan) Index+

Yearly periods ended April 30

Comparative Results as of 4/30/06

DWS Pacific Opportunities Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,639	$25,831	$21,408	$11,900
	Average annual total return	46.39%	37.21%	16.44%	1.75%
Class AARP	Growth of $10,000	$14,637	$25,827	$21,428	$11,898
	Average annual total return	46.37%	37.20%	16.47%	1.75%
MSCI All Country Asia Free (excluding Japan) Index+	Growth of $10,000	$14,351	$26,161	$22,970	$12,467
	Average annual total return	43.51%	37.79%	18.10%	2.23%

The growth of $10,000 is cumulative.

+	The Morgan Stanley Capital International (MSCI) All Country Asia Free (excluding Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund’s expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006

Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,358.70	$1,352.00	$1,353.40	$1,360.40	$1,359.70
Expenses Paid per $1,000*	$10.76	$16.33	$15.35	$9.54	$9.77

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/05	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/06	$1,015.67	$1,010.91	$1,011.75	$1,016.71	$1,016.51
Expenses Paid per $1,000*	$9.20	$13.96	$13.12	$8.15	$8.35

*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
DWS Pacific Opportunities Equity Fund	1.84%	2.80%	2.63%	1.63%	1.67%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Joseph Wat discusses DWS Pacific Opportunities Equity Fund’s strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did the Asian markets perform during the past six months?

A: Stocks in Asia continued to deliver strong gains during the fund’s semiannual reporting period. Investors were encouraged by a litany of positive factors, including hearty economic growth, robust corporate earnings and the improving fiscal health of the region’s governments. Additionally, a recovery in the technology sector during the past half-year provided support to two of Asia’s largest markets, Korea and Taiwan. Liquidity also was a key factor, as low interest rates worldwide continue to fuel investors’ appetites for risk — a distinct positive for both China and India.

With this as a backdrop, the fund’s benchmark — the MSCI All Country Asia Free (ex-Japan) Index — delivered a return of 33.12%.1 In comparison, the MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East.) gained 16.01%.2 Notably, the stretch of outperformance for the Asian markets extends over the past five years, as well.

[1]	The Morgan Stanley Capital International (MSCI) All Country Asia Free (ex-Japan) Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. The Index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
[2]	The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.

MSCI indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

	1-year	3-year	5-year
MSCI All Country Asia Free (ex-Japan) Index	43.51%	37.79%	18.10%
MSCI World Index	24.32%	21.12%	5.51%

Q: How did the fund perform in comparison with its benchmark and peer group?

A: The total return of the fund’s Class A shares for the six months ended April 30, 2005, was 35.87%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

We are pleased to report that the fund outperformed both the 33.12% return of the benchmark and the 31.83% average return of the 51 funds in its Lipper peer group, Pacific ex-Japan Funds.3 The fund’s one-year return of 46.17% also is ahead of the 43.51% return of the benchmark and the 45.24% category average. While one year is still a short time to measure performance, we believe the improvement in the fund’s results helps illustrate the effectiveness of our use of bottom-up, fundamental company research to find values in areas of the market that are out of favor.

[3]	The Lipper Pacific ex-Japan Funds category comprises funds that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Pacific region (including Asian countries) and that specifically do not invest in Japan. Category returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest into a Lipper category.

Q: What factors helped fund performance during the period?

A: The fund’s performance was boosted by strong stock selection across the board. In terms of relative performance, our stock picks outperformed the stocks in the benchmark in seven of the 10 major industry sectors, and in two of the three in which the fund lagged — health care and telecommunications — the underperformance was very slight.

The sector in which we added the most value was technology, almost entirely through stock selection. The largest individual contributor in this sector — and in the fund as a whole — was High Tech Computer Corp., a manufacturer of smart phones (cell phones with data capabilities). South Korea’s Hynix Semiconductor also contributed positively to performance as the market’s focus moved from short-term seasonal weakness to the company’s long-term growth potential and excessive valuation discount relative to its global peers. (As of April 30, 2006, the position in Hynix Semiconductor was sold.) Hon Hai Precision Industry Co., Ltd., an outsourcing play, performed well during the period. While US-based companies in the electronic manufacturing services industry are burdened by high costs that make them less competitive, Hon Hai has a lower cost base due to its location in China. As a result, it has been taking business away from its American peers.

Also contributing to performance were the fund’s strategic moves in China. An overweight to this market in the first half of the period paid off, since signs of a resumption of growth in the country’s economy led to a rally in stock prices.4 Our investments in China are largely designed to take advantage of the growth in the domestic economy. For instance, we held a large overweight in China Life Insurance Co. Ltd., which we believe will benefit as the country’s growing middle class begins to spend more money on insurance. The stock performed well during the period, and was the third-largest contributor to the fund’s return. Outside of domestic plays, a top holding is PetroChina Co. Ltd., which surged on the strength of the rising prices for oil and gas.

[4]	“Overweight” means the fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the fund holds a lower weighting.

We also added value through our investments in Hong Kong, where a strong economy supported continued gains in property prices. Key contributors included Kerry Properties Ltd., Hong Kong Land Holdings Ltd. and Sun Hung Kai Properties, Ltd. An overweight position in Hong Kong Exchanges & Clearing Co., Ltd. also helped fund performance.

The stock has benefited significantly from investors use of the Hong Kong exchanges to gain exposure to China’s stock market. Outside of Hong Kong, rising trading volume also boosted shares of Singapore Exchange Ltd. — another substantial overweight for the fund.

Our investments in India also contributed positively as we had been overweight in infrastructure-related stocks such as the cement companies Grasim Industries Ltd. and Gujarat Ambuja Cements Ltd., as well as contractors such as Larsen & Toubro Ltd.

Q: What elements of the fund’s positioning detracted from performance?

A: A key detractor was the fund’s positions in CLP Holdings Ltd., a Hong Kong utility that was among the few holdings to post a negative total return. (As of April 30, 2006, the position in CLP Holdings was sold.) BOC (Bank of China) Hong Kong Holdings Ltd. posted a return that underperformed in the context of a strong market, so the fund’s overweight in the stock detracted. We had bought this stock on expectations that lower interest rates would boost loan growth, but lower rates did not in fact materialize. Several other financial stocks in the fund underperformed due to concerns that rising interest rates worldwide would crimp net interest margins (the difference between the rates at which banks lend and borrow). In total, however, our stock selection in financials was additive to performance.

Hyundai Motor Co. weighed on performance as well. We hold a weighting in the stock almost double that of the benchmark due to its improving global brand and concurrent rise in sales. However, Hyundai underperformed in the short-term due to rising input costs and investors’ concerns that the rising value of the Korean won would make its products more expensive for overseas consumers.

Also detracting was an underweight in the materials sector, which performed well on the strength of soaring commodities prices. We have taken a step back from the commodities sector, where the high level of speculation at work in the market makes it very hard to assess fundamentals and determine what the true value of commodity-oriented stocks actually are. Rather than investing in this area and be at the mercy of a speculative market, we are instead focusing more of our attention on sectors where we believe we can add more value through fundamental research.

Q: What notable changes did you make to the fund’s positioning?

A: In the first half of the reporting period, the fund was overweight in China, but we reduced this position due to our belief that the higher interest rates in the country will begin to take a toll on growth. We also reduced the fund’s position in Korea from an overweight to neutral, as we opted to take profits in some technology stocks that had performed well and in our view were due for a breather. Along the same line, we took profits in some of our technology holdings in Taiwan, and rotated assets into stocks that are more sensitive to the domestic economy.

We reinvested the proceeds of these various sales into the smaller South Asian markets: the Philippines, Indonesia, and Malaysia. In the Philippines, we believe the macroeconomic environment is much improved in the past two to three years. The government has been able to boost revenues and control expenses, and in the process reduce the budget deficit. Interest rates have come down as a result, and this has led to us to invest in property-related stocks. Similarly, our investments in Indonesia are domestic plays in banks such as Bank International Indonesia Tbk and the property developer Kawasan Industries Jababeka Tbk. We believe the government has made the right moves to stabilize the economy, and we feel that stocks such as these represent a direct way to take advantage of the positive trend. In Malaysia, meanwhile, the fund has been underweight for some time as we awaited the results of the government’s economic restructuring. Now, two years into the initiative, the efforts appear to be paying off. In addition, we are finding valuations in the market to be compelling.5 Top holdings in the country include Digi.com Bhd, a mobile telecommunications operator that was among the top contributors to fund performance during the period, and Telekom Malaysia Tbk, which is benefiting from its overseas investments in Indonesia and Sri Lanka.

[5]	“Valuation” refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

India, meanwhile, has generated a great deal of interest among investors, and this was reflected in the enormous level of cash that has poured into the country’s stock market during the past year. The fund’s investments in India are largely concentrated in domestic plays and infrastructure stocks. An example of the former is Bharti Tele-ventures Ltd., which has generated substantial earnings gains from the explosive growth in Internet subscribers in India. With respect to the latter, infrastructure investment has been lagging the growth in the economy, but the government that came into place last year has made this an area of focus and has begun to spend more money on airports, bridges and roads. Examples of stocks we own that should allow us to take advantage of this theme include Gujarat Ambuja Cements Ltd., Larsen & Toubro Ltd.

Q: What is your broad view of the asset class as we head into the second half of the year?

A: Given the strong run-up in the Asian markets during the past six months, and indeed the past three years, it would not be surprising to see stocks pause for a breather in the months ahead. That said, we believe the foundation for continued long-term outperformance remains in place. From a technical standpoint, the continued strength in investment flows and the possibility of a pause in US interest rate hikes both should lend support to the region’s markets. From a fundamental standpoint, the themes driving Asia’s growth — China’s rapid growth, Japan’s recovery, the expansion of the middle class and a robust global economy — all remain firmly in place. We encourage investors to stay focused on these long-term trends in the event that the global markets begin to experience greater short-term volatility.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Geographical (Excludes Cash Equivalents)	4/30/06	10/31/05
Korea	26%	29%
Taiwan	20%	20%
Hong Kong	16%	21%
India	10%	7%
Singapore	9%	9%
China	8%	5%
Malaysia	4%	5%
Indonesia	3%	1%
Thailand	3%	2%
Philippines	1%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	4/30/06	10/31/05
Financials	33%	31%
Information Technology	21%	23%
Industrials	10%	8%
Telecommunication Services	9%	10%
Consumer Staples	8%	7%
Materials	6%	4%
Energy	5%	4%
Consumer Discretionary	4%	7%
Utilities	4%	5%
Other	—	1%

	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2006 (29.4% of Net Assets)

1. Samsung Electronics Co., Ltd.	Korea	6.7%
Manufacturer of electronic parts

2. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	3.6%

3. Kookmin Bank Provider of commercial banking services	Korea	2.8%

4. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.8%

5. PetroChina Co., Ltd. Explores, develop and produces crude oil and natural gas	China	2.6%

6. Samsung Fire & Marine Insurance Co., Ltd Provider of insurance products	Korea	2.6%

7. Hyundai Motor Co. Sells and exports cars, trucks and commercial vehicles	Korea	2.2%

8. Chungwha Telecom Co., Ltd Provides local, domestic, and international long distance services	Korea	2.1%

9. China Life Insurance Co., Ltd. Offers a wide range of insurance products and services	China	2.0%

10. BOC Hong Kong (Holdings) Ltd. Provider of financial products and services to retail corporate customers	Hong Kong	2.0%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund’s top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Shares	Value ($)
Common Stocks 97.9%
China 8.3%
China Construction Bank “H”*	6,641,000	2,869,404
China Life Insurance Co., Ltd. “H”*	2,278,000	3,085,009
China Telecom Corp., Ltd. “H”	5,479,000	1,925,667
Golden Eagle Retail Group Ltd.*	500,000	278,913
PetroChina Co., Ltd. “H”	3,684,000	4,062,554
ZTE Corp. “H”	192,000	656,237

(Cost $9,498,986)		12,877,784

Hong Kong 16.1%
BOC Hong Kong (Holdings) Ltd.	1,490,000	3,074,820
Cheung Kong (Holdings) Ltd.	268,000	3,021,062
China Mengniu Dairy Co., Ltd.	2,103,000	2,400,468
China Mobile (Hong Kong) Ltd.	289,000	1,681,078
CNOOC Ltd.	2,262,000	1,823,417
Dah Sing Banking Group Ltd.	886,000	1,742,677
Fittec International Group	1,888,000	675,738
Hang Seng Bank Ltd.	103,700	1,341,508
Hong Kong Exchanges & Clearing Ltd.	394,000	2,840,674
Hongkong Land Holdings Ltd.	391,000	1,532,720
Kerry Properties Ltd.	448,000	1,589,001
Shangri-La Asia Ltd.	868,000	1,539,345
Sun Hung Kai Properties Ltd. (REIT)	138,000	1,575,200

(Cost $20,026,033)		24,837,708

India 9.3%
Bajaj Hindusthan Ltd. (GDR) 144A	50,000	572,694
Bharti Tele-Ventures Ltd.*	157,800	1,479,838
Grasim Industries Ltd.	16,388	859,549
Gujarat Ambuja Cements Ltd.	476,775	1,235,474
Hindustan Lever Ltd.	273,000	1,770,548
Infosys Technologies Ltd.	10,950	766,988
ITC Ltd.	150,000	672,661
Larsen & Toubro Ltd.	19,900	1,190,033
National Thermal Power Corp., Ltd.	477,600	1,446,628
Reliance Capital Ventures Ltd.*	45,611	26,462
Reliance Communication Ventures Ltd.*	45,611	311,861
Reliance Industries Ltd.	45,611	1,025,994
State Bank of India	61,944	1,399,883
Tata Consultancy Services Ltd.	36,216	1,605,119

(Cost $8,904,180)		14,363,732

Indonesia 2.7%
PT Bank International Indonesia Tbk	40,888,000	861,045
PT Indofood Sukses Makmur Tbk	7,388,000	950,306
PT Kawasan Industri Jababeka Tbk*	52,000,000	917,473
PT Matahari Putra Prima Tbk	4,405,000	486,380
PT United Tractors Tbk	1,647,000	1,021,759

(Cost $3,304,310)		4,236,963

Korea 25.3%
Amorepacific Corp.	4,800	1,763,359
Daewoo Engineering & Construction Co., Ltd.	96,000	1,659,033
Hyundai Motor Co.	38,400	3,375,064
Kookmin Bank	48,810	4,372,821
Korea Electric Power Corp.	45,800	2,034,584
Korea Exchange Bank*	118,140	1,521,841
LG Chem Ltd.	30,000	1,323,155
LG.Philips LCD Co., Ltd.*	32,800	1,380,577
LS Industrial Systems Co., Ltd.	23,500	889,472
NHN Corp.*	3,500	1,243,108
POSCO	6,050	1,686,970
Samsung Electronics Co., Ltd.	15,278	10,431,544
Samsung Fire & Marine Insurance Co., Ltd.	28,000	4,022,477
Seoul Semiconductor Co., Ltd.	25,400	1,144,508
Shinsegae Co., Ltd.	4,700	2,297,180

(Cost $24,600,442)		39,145,693

Malaysia 4.1%
Digi.com Bhd.*	488,000	1,507,752
Telekom Malaysia Bhd.	1,119,000	3,009,724
Tenaga Nasional Bhd.	788,500	1,859,772

(Cost $5,500,719)		6,377,248

Philippines 1.1%
Manila Water Co.	4,054,000	508,952
Universal Robina Corp.	2,700,000	1,186,384

(Cost $1,378,627)		1,695,336

Singapore 9.0%
Capitaland Ltd.	884,000	2,739,958
City Developments Ltd.	250,000	1,597,192
Oversea-Chinese Banking Corp., Ltd.	292,600	1,258,574
SembCorp Marine Ltd.	753,000	1,457,512
Singapore Airlines Ltd.	164,000	1,473,085
Singapore Exchange Ltd.	881,000	2,396,293
SMRT Corp., Ltd.	1,943,000	1,388,823
United Overseas Bank Ltd.	155,000	1,598,140

(Cost $9,767,015)		13,909,577

Taiwan 19.4%
Cathay Financial Holding Co., Ltd.	1,261,000	2,825,848
China Steel Corp.	1,629,000	1,590,401
Chungwha Telecom Co., Ltd.	1,674,000	3,216,204
Formosa Chemicals & Fibre Corp.	918,000	1,490,391
High Tech Computer Corp.	78,000	2,493,575
Hon Hai Precision Industry Co., Ltd.	816,870	5,542,918
King Slide Works Co., Ltd.	128,000	758,227
Largan Precision Co., Ltd.	46,000	970,288
MediaTek, Inc.	248,800	2,904,720
Nan Ya Plastics Corp.	744,000	1,086,642
Shin Zu Shing Co., Ltd.	85,000	586,097
SinoPac Financial Holdings Co., Ltd.	2,021,000	1,121,159
Taiwan Green Point Enterprises Co., Ltd.	353,000	1,020,078
Taiwan Semiconductor Manufacturing Co., Ltd.	2,031,865	4,336,802

(Cost $24,043,416)		29,943,350

Thailand 2.6%
Airports of Thailand PCL (Foreign Registered)	583,000	908,752
Bangkok Bank PCL (Foreign Registered)	168,000	532,694
Krungthai Card PCL (Foreign Registered)	1,429,000	879,560
PTT PCL (Foreign Registered)	178,800	1,229,161
The Siam Cement PCL (Foreign Registered)	59,000	399,307

(Cost $3,199,093)		3,949,474

Total Common Stocks (Cost $110,222,821)		151,336,865

Cash Equivalents 1.2%
United States
Cash Management QP Trust, 4.78% (a) (Cost $1,836,041)	1,836,041	1,836,041

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $112,058,862)+	99.1	153,172,906

Other Assets and Liabilities, Net	0.9	1,453,773

Net Assets	100.0	154,626,679

*	Non-income producing security
+	The cost for federal income tax purposes was $112,101,713. At April 30, 2006, net unrealized appreciation for all securities based on tax cost was $41,071,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $41,525,980 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $454,787.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $110,222,821)	$151,336,865
Investment in Cash Management QP Trust (cost $1,836,041)	1,836,041
Total investments in securities, at value (cost $112,058,862)	153,172,906
Cash	280
Foreign currency, at value (cost $1,120,116)	1,141,454
Dividends receivable	430,373
Interest receivable	12,001
Receivable for Fund shares sold	348,292
Foreign taxes recoverable	115,601
Receivable for investments sold	91,084
Other assets	55,714
Total assets	155,367,705
Liabilities
Payable for Fund shares redeemed	94,122
Deferred foreign taxes payable	266,371
Accrued management fee	97,879
Other accrued expenses and payables	282,654
Total liabilities	741,026

Net assets, at value	$154,626,679

Net Assets
Net assets consist of:

Accumulated distributions in excess of net investment income	(98,811)
Net unrealized appreciation (depreciation) on:

Investments (net of deferred foreign taxes of $266,371)	40,847,673
Foreign currency related transactions	24,387
Accumulated net realized gain (loss)	(8,240,531)
Paid-in capital	122,093,961

Net assets, at value	$154,626,679

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)

Net Asset Value
Class A

Net Asset Value and redemption price(a) per share ($23,918,332 ÷ 1,263,550 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$18.93
Maximum offering price per share (100 ÷ 94.25 of $18.93)	$20.08

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,021,951 ÷ 269,520 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$18.63

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,321,702 ÷ 285,393 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$18.65

Class AARP

Net Asset Value, offering and redemption price(a) per share ($4,201,066 ÷ 219,983 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.10

Class S

Net Asset Value, offering and redemption price(a) per share ($116,163,628 ÷ 6,087,715 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$19.08

(a)	Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)

Investment Income
Income:

Dividends (net of foreign taxes withheld of $139,260)	$1,136,172
Interest — Cash Management QP Trust	68,156

Total Income	1,204,328

Expenses:

Management fee	561,960
Services to shareholders	230,900
Custodian and accounting fees	173,899
Distribution service fees	63,020
Auditing	43,354
Legal	7,147
Directors fees and expenses	997
Reports to shareholders	19,145
Registration fees	13,325
Other	90,962

Total expenses before expense reductions	1,204,709

Expense reductions	(4,462)

Total expenses after expense reductions	1,200,247

Net investment income (loss)	4,081

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of deferred foreign taxes of $38,041)	8,434,624
Foreign currency related transactions	23,603

8,458,227

Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign taxes of $238,586)	31,358,277
Foreign currency related transactions	26,638

31,384,915

Net gain (loss) on investment transactions	39,843,142

Net increase (decrease) in net assets resulting from operations	$39,847,223

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations:

Net investment income (loss)	$4,081	$1,673,444
Net realized gain (loss) on investment transactions	8,458,227	17,048,537
Net unrealized appreciation (depreciation) on investment transactions during the period	31,384,915	(73,346)
Net increase (decrease) in net assets resulting from operations	39,847,223	18,648,635
Distributions to shareholders from:

Net investment income:
Class A	(140,135)	(124,444)
Class AARP	(21,483)	(11,129)
Class S	(1,008,308)	(804,555)

Fund share transactions:

Proceeds from shares sold	24,741,181	21,687,565
Reinvestment of distributions	1,116,937	895,861
Cost of shares redeemed	(19,679,735)	(33,432,011)
Redemption fees	14,008	5,968
Net increase (decrease) in net assets from Fund share transactions	6,192,391	(10,842,617)
Increase (decrease) in net assets	44,869,688	6,865,890
Net assets at beginning of period	109,756,991	102,891,101

Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $98,811 and $1,067,034, respectively)	$154,626,679	$109,756,991

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2006[a]		2005		2004		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$14.05		$11.95		$10.90		$7.97		$7.37	$9.37

Income (loss) from investment operations:

Net investment income (loss)[c]	(.01)		.19		.07		.08		(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	5.02		2.03		1.04		2.85		.62	(2.00)

Total from investment operations	5.01		2.22		1.11		2.93		.59	(2.01)

Less distributions from:
Net investment income	(.13)		(.12)		(.07)		—		—	—
Redemption fees	.00	***	.00	***	.01		.00	***	.01	.01

Net asset value, end of period	$18.93		$14.05		$11.95		$10.90		$7.97	$7.37

Total Return (%)[d]	35.87	**	18.63		10.32	[e]	36.76		8.14	(21.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24		14		14		18		7	6
Ratio of expenses before expense reductions (%)	1.84	*	1.83		1.89		1.76		1.79	1.80	*
Ratio of expenses after expense reductions (%)	1.84	*	1.83		1.88		1.76		1.79	1.80	*
Ratio of net investment income (loss) (%)	(.02	)*	1.40		.76		.94		(.33)	(.09	)*
Portfolio turnover rate (%)	95	*	100		80		109		77	212

[a]	For the six months ended April 30, 2006 (Unaudited).
[b]	For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class B

Years Ended October 31,	2006[a]		2005		2004		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$13.78		$11.69		$10.69		$7.88		$7.35	$9.37

Income (loss) from investment operations:

Net investment income (loss)[c]	(.08)		.08		(.00	)***	.01		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.93		2.01		.99		2.80		.62	(2.00)

Total from investment operations	4.85		2.09		.99		2.81		.52	(2.03)

Redemption fees	.00	***	.00	***	.01		.00	***	.01	.01

Net asset value, end of period	$18.63		$13.78		$11.69		$10.69		$7.88	$7.35

Total Return (%)[d]	35.20[e]	**	17.88	[e]	9.35	[e]	35.66		7.21	(21.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		4		4		4		4	4
Ratio of expenses before expense reductions (%)	2.90	*	2.88		2.83		2.59		2.59	2.61	*
Ratio of expenses after expense reductions (%)	2.80	*	2.74		2.67		2.59		2.59	2.61	*
Ratio of net investment income (loss) (%)	(.98	)*	.49		(.04)		.11		(1.13)	(.90	)*
Portfolio turnover rate (%)	95	*	100		80		109		77	212

[a]	For the six months ended April 30, 2006 (Unaudited).
[b]	For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class C

Years Ended October 31,	2006[a]		2005		2004		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$13.78		$11.71		$10.70		$7.89		$7.35	$9.37

Income (loss) from investment operations:

Net investment income (loss)[c]	(.07)		.08		.00	***	.02		(.10)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.94		1.99		1.00		2.79		.63	(2.00)

Total from investment operations	4.87		2.07		1.00		2.81		.53	(2.03)

Redemption fees	.00	***	.00	***	.01		.00	***	.01	.01

Net asset value, end of period	$18.65		$13.78		$11.71		$10.70		$7.89	$7.35

Total Return (%)[d]	35.34	**	17.68		9.44	[e]	35.61		7.35	(21.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		3		2		2		1	1
Ratio of expenses before expense reductions (%)	2.63	*	2.69		2.79		2.55		2.56	2.57	*
Ratio of expenses after expense reductions (%)	2.63	*	2.69		2.67		2.55		2.56	2.57	*
Ratio of net investment income (loss) (%)	(.81	)*	.54		.04		.15		(1.10)	(.86	)*
Portfolio turnover rate (%)	95	*	100		80		109		77	212

[a]	For the six months ended April 30, 2006 (Unaudited).
[b]	For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class AARP

Years Ended October 31,	2006[a]		2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$14.17		$12.04		$10.98		$8.01		$7.38	$10.08

Income (loss) from investment operations:

Net investment income (loss)[b]	.01		.20		.12		.10		(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	5.07		2.05		1.03		2.87		.63	(2.73)

Total from investment operations	5.08		2.25		1.15		2.97		.62	(2.72)

Less distributions from:

Net investment income	(.15)		(.12)		(.10)		—		—	—
Redemption fees	.00	***	.00	***	.01		.00	***	.01	.02

Net asset value, end of period	$19.10		$14.17		$12.04		$10.98		$8.01	$7.38

Total Return (%)	36.04	**	18.69	[c]	10.71	[c]	37.08		8.54	(26.79)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		2		1		.388		.167	.064
Ratio of expenses before expense reductions (%)	1.63	*	1.84		1.70		1.51		1.51	1.67
Ratio of expenses after expense reductions (%)	1.63	*	1.75		1.69		1.51		1.51	1.67
Ratio of net investment income (loss) (%)	.19	*	1.48		.95		1.19		(.05)	.19
Portfolio turnover rate (%)	95	*	100		80		109		77	212

[a]	For the six months ended April 30, 2006 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class S

Years Ended October 31,	2006[a]		2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of period	$14.18		$12.03		$10.98		$8.01		$7.38	$10.09

Income (loss) from investment operations:

Net investment income (loss)[b]	.01		.22		.12		.10		(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	5.06		2.05		1.02		2.87		.63	(2.74)

Total from investment operations	5.07		2.27		1.14		2.97		.62	(2.73)

Less distributions from:

Net investment income	(.17)		(.12)		(.10)		—		—	—
Redemption fees	.00	***	.00	***	.01		.00	***	.01	.02

Net asset value, end of period	$19.08		$14.18		$12.03		$10.98		$8.01	$7.38

Total Return (%)	35.97	**	18.87		10.62	[c]	37.08		8.54	(26.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	116		87		82		80		66	65
Ratio of expenses before expense reductions (%)	1.67	*	1.63		1.71		1.51		1.51	1.67
Ratio of expenses after expense reductions (%)	1.67	*	1.63		1.65		1.51		1.51	1.67
Ratio of net investment income (loss) (%)	.15	*	1.60		.99		1.19		(.05)	.19
Portfolio turnover rate (%)	95	*	100		80		109		77	212

[a]	For the six months ended April 30, 2006 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Pacific Opportunities Equity Fund (formerly Scudder Pacific Opportunities Fund) (the “Fund”) is a diversified series of DWS International Fund, Inc. (the “Corporation”) (formerly Scudder International Fund, Inc.) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $16,609,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($2,173,000) and October 31, 2009 ($14,436,000), the respective expiration dates, whichever occurs first, of which $2,173,000 may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $66,909,335 and $61,303,998, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $250,000,000 of the Fund’s average daily net assets, 0.82% of the next $750,000,000 of such net assets, 0.80% of the next $1,500,000,000 of such net assets, 0.78% of the next $2,500,000,000 of such net assets, 0.75% of the next $2,500,000,000 of such net assets, 0.74% of the next $2,500,000,000 of such net assets, 0.73% of the next $2,500,000,000 of such net assets and 0.72% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund’s average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Deutsche Asset Management (Asia) Limited (“DeAM Asia”). The Advisor compensates DeAM Asia out of the management fee it receives from the Fund.

Effective October 1, 2003 through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 distribution and/or service fees and director and director counsel fees).

Service Provider Fees. DWS Investments Service Company (“DWS-SISC”), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation (“DWS-SSC”), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. (“DST”), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2006
Class A	$22,160	$—	$5,515
Class B	10,572	2,035	9,152
Class C	4,965	—	385
Class AARP	3,334	—	1,116
Class S	133,972	—	54,099

	$175,003	$2,035	$70,267

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $54,664, of which $9,111 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. (“DWS-SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$15,807	$3,037
Class C	15,424	3,038

	$31,231	$6,075

In addition, DWS-SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$21,594		$4,798.22%
Class B	5,181		904.25%
Class C	5,014		1,174.24%

	$31,789		$6,876

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2006 aggregated $8,463.

In addition, DWS-SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $5,915 and $35, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $12,240, of which $7,080 is unpaid.

Directors’ Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Director of the Board and the Chairman of each committee of the Board receive additional compensation for his/her services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $2,427, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Additionally, this Fund focuses its investments in certain geographic regions, thereby increasing its vulnerability to developments in a particular region and potentially subjecting the Fund’s shares to greater price volatility. Please read this Fund’s prospectus for specific details regarding its risk profile.

F. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	645,861	$10,990,872	636,631	$8,642,003
Class B	72,771	1,236,106	97,171	1,302,243
Class C	168,892	2,753,889	234,973	3,129,420
Class AARP	114,397	1,988,266	77,379	1,075,446
Class S	453,734	7,772,048	549,957	7,538,453

		$24,741,181		$21,687,565

Shares issued to shareholders in reinvestment of distributions
Class A	8,461	$133,766	9,169	$117,186
Class AARP	1,292	20,601	814	10,479
Class S	60,425	962,570	59,689	768,196

		$1,116,937		$895,861

Shares redeemed
Class A	(416,863)	$(7,165,478)	(794,196)	$(10,611,919)
Class B	(70,660)	(1,154,513)	(154,915)	(2,056,363)
Class C	(106,474)	(1,739,502)	(192,882)	(2,564,193)
Class AARP	(34,187)	(586,269)	(28,614)	(396,855)
Class S	(536,146)	(9,033,973)	(1,303,650)	(17,802,681)

		$(19,679,735)		$(33,432,011)

Redemption fees		$14,008		$5,968

Net increase (decrease)
Class A	237,459	$3,970,641	(148,396)	$(1,852,425)
Class B	2,111	81,725	(57,744)	(754,119)
Class C	62,418	1,014,442	42,091	565,230
Class AARP	81,502	1,422,644	49,579	689,070
Class S	(21,987)	(297,061)	(694,004)	(9,490,373)

		$6,192,391		$(10,842,617)

H. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the “Meeting”) of DWS Pacific Opportunities Equity Fund (the “Fund”) was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. (“Number of Votes” represents all funds that are series of DWS International Fund, Inc.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	44,300,607.035	1,995,374.833
Dawn-Marie Driscoll	44,290,254.185	2,005,727.683
Keith R. Fox	44,219,333.965	2,076,647.903
Kenneth C. Froewiss	44,192,478.238	2,103,503.630
Martin J. Gruber	44,151,118.992	2,144,862.876
Richard J. Herring	44,126,900.988	2,169,080.880
Graham E. Jones	44,041,331.504	2,254,650.364
Rebecca W. Rimel	44,178,552.059	2,117,429.809
Philip Saunders, Jr.	44,046,121.543	2,249,860.325
William N. Searcy, Jr.	44,116,236.519	2,179,745.349
Jean Gleason Stromberg	44,181,835.442	2,114,146.426
Carl W. Vogt	44,209,521.653	2,086,450.215
Axel Schwarzer	44,171,355.974	2,124,625.894

II-A. Approval of an Amended and Restated Investment Management Agreement:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,763,378.157	224,697.972	169,017.597	615,806.000

II-B. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,722,826.913	262,131.058	172,135.755	615,806.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
3,720,174.977	257,206.037	179,712.712	615,806.000

The Meeting was reconvened on June 1, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-C. Approval of Amended and Restated Articles of Incorporation:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
43,036,276.018	2,136,331.317	1,854,195.596	6,551,572.000

*	Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SPAOX	SBPOX	SPCCX
CUSIP Number	23337R 718	23337R 692	23337R 684
Fund Number	473	673	773

For shareholders of Class AARP and Class S

Automated Information Lines	SAILTM (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.

Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S
Nasdaq Symbol	SPOPX	SCOPX
Fund Number	2173	2073

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder

Attention: Correspondence — Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder

Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

DWS
SCUDDER
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DPOEF-3
735A
84323 6/10

DWS INTERNATIONAL FUND, INC.

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

Article FOURTH of the Registrant’s articles of amendment and restatement provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, such articles of amendment and restatement do not protect any person against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-Interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-Interested Director against certain liabilities which such director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-Interested Director and is not affected by amendment of the articles of amendment and restatement. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-Interested Director against any liability to the Registrant or its shareholders to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject to certain deductibles.

ARTICLE FOURTH of the Registrant’s charter provides as follows:

ARTICLE FOURTH: Limitation of Liability; Indemnification.

Section 4.1. Limitation of Liability. To the fullest extent permitted by the 1940 Act and the Maryland General Corporation Law, no director or former director and no officer or former officer of the Corporation shall be personally liable to the Corporation or its Shareholders for money damages. No amendment to the Charter or repeal of any of its provisions shall limit or eliminate the benefits provided by this Section 4.1 to directors or former directors or officers or former officers with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.2. Indemnification.

        (a) Any word or words used in this Section 4.2 that are defined in Section 2-418 of the Maryland General Corporation Law (the “Indemnification Section”) shall have the same meaning as defined in the Indemnification Section.

        (b) The Corporation shall indemnify and advance expenses to a director or officer (which includes, with respect to any such person, any person who is or was an officer of the Corporation and any person who, while an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan) of the Corporation in connection with a proceeding to the fullest extent permitted by and in accordance with the Indemnification Section and the 1940 Act. The foregoing rights of indemnification and advancement of expenses shall not be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

        (c) No amendment to this Charter or repeal of any of its provisions shall limit or eliminate the protection afforded by this Section 4.2 to a director or officer (as that term is described in subsection (b) above) with respect to any act or omission that occurred prior to such amendment or repeal.

Section 4.3. Reliance on Experts. Subject to any requirements of the 1940 Act and the Maryland General Corporation Law, the appointment, designation or identification of a director as the chairperson of the Board of Directors, as a member or chairperson of a committee of the Board of Directors, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent director, or any other special appointment, designation or identification of a director, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a director in the absence of the appointment, designation or identification, and no director who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, and subject to any contrary requirements of the 1940 Act and the Maryland General Corporation Law, no appointment, designation or identification of a director as aforesaid shall affect in any way that director’s rights or entitlement to indemnification.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the Registrant’s investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the directors’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the directors who were not “interested persons” of Scudder,

Deutsche Bank or Registrant (the “Independent Directors”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by Deutsche Bank in connection with the Independent Directors’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the Registrant’s investment adviser, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Directors) and consultants, whether retained by the Registrant or the Independent Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Directors, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Directors or acting otherwise) for the benefit of the Independent Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Director, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Director (i) with respect to any particular proceeding or action as to which the board of directors of the Registrant has determined that such Independent Director ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Director to the Registrant or its shareholders to which such Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Director’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a director of the Registrant, such Independent Director has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits

1.	Articles of Amendment and Restatement dated June 23, 2006. (Incorporated by reference to the registration statement of the Registrant on Form N-14, as filed on August 11, 2006.)

2.	Amended and Restated Bylaws dated June 27, 2006. (Incorporated by reference to the registration statement of the Registrant on Form N-14, as filed on August 11, 2006.)

3.	Not applicable.

4.	Form of Agreement and Plan of Conversion constitutes Exhibit A to Part A hereof.

5.	(a) Articles V, VI, VII and VIII of the Articles of Amendment and Restatement included in response to Item 16(1) of this Part C.

(b) Articles 5, 8 and 9 of the Bylaws of the Registrant included in response to Item 16(2) of this Part C.

6.	(a) Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated June 1, 2006. (Incorporated by reference to the registration statement of the Registrant on Form N-14, as filed on August 11, 2006.)

(b) Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 8, 2002, on behalf of Scudder Pacific Opportunities Fund. (Incorporated by reference to Post-Effective Amendment No. 93 to the registration statement of the Registrant on Form N-1A (the “Registration Statement”), as filed on February 7, 2003.)

(c) Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 23, 2003, on behalf of the Scudder Pacific Opportunities Fund. (Incorporated by reference to Post-Effective Amendment No. 96 to the Registration Statement, as filed on December 29, 2003.)

(d) Subadvisory agreement between the Deutsche Investment Management Americas Inc., in regards to DWS International Value Opportunities Fund and Deutsche Asset Management International GmbH is to be filed by post-effective amendment.

7.	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002. (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement, as filed on November 1, 2002.)

8.	Not applicable.

9.	(a) Custodian Contract between the Registrant, on behalf of Scudder Latin America Fund, and Brown Brothers Harriman & Co. dated November 25, 1992.

(Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, as filed on July 31, 1997.)

(b) Custodian Contract between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, as filed on July 31, 1997.)

(c) Custodian Contract between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Brown Brothers Harriman & Co. dated October 10, 1994. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, as filed on February 17, 1995.)

(d) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. dated March 7, 1995. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement, as filed on June 4, 1997.)

10.	(a) Rule 12b-1 Plan for Scudder International Fund—Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(b) Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund—Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(c) Rule 12b-1 Plan for Scudder Greater Europe Growth Fund—Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(d) Rule 12b-1 Plan for Scudder Latin America Fund—Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(e) Rule 12b-1 Plan for Scudder Pacific Opportunities Fund—Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(f) Rule 12b-1 Plan for DWS International Value Opportunities Fund—Classes A and C shares, dated July 1, 2006 (to be filed by amendment).

(g) Amended and Restated Multi-Distribution Plan pursuant to Rule 18f-3, dated June 27, 2005. (Incorporated by reference to the registration statement of the Registrant on Form N-14, as filed on August 11, 2006.) Exhibit 10(g).

11.	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation, including consent, is filed herein as Exhibit 11.

12.	Opinion of Willkie Farr & Gallagher LLP as to tax matters, including consent, is to be filed by post-effective amendment.

13.	(a) Administrative Services Agreement dated June 1, 2006. (Incorporated by reference to the registration statement of the Registrant on Form N-14, as filed on August 11, 2006.)

(b) Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement, as filed on July 31, 1997.)

(c) Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(d) Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Kemper Distributors, Inc., dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(e) Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributor, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

(f) Amendment No. 1 to the Transfer Agency and Service Agreement dated June 11, 2002. (Incorporated by reference to Post-Effective Amendment No. 91 to the Registration Statement, as filed on December 27, 2002.)

(g) Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement, as filed on December 2, 2005.)

(h) Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement, as filed on December 2, 2005.)

(i) Letter of Indemnity to the Independent Directors dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement, as filed on December 2, 2005.)

14.	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herein as Exhibit 14.

15.	Not Applicable.

16.	Power of Attorney is filed herein as Exhibit 16.

17.	Not Applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this registration statement within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts on the 21st day of December, 2006.

DWS INTERNATIONAL FUND, INC.

By:	/s/ Michael Clark
Michael Clark President

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Clark Michael Clark	President	December 21, 2006

/s/ Paul H. Schubert Paul H. Schubert	Treasurer	December 21, 2006

/s/ Henry P. Becton, Jr.* Henry P. Becton, Jr.	Director	December 21, 2006

/s/ Dawn-Marie Driscoll* Dawn-Marie Driscoll	Director	December 21, 2006

/s/ Keith R. Fox* Keith R. Fox	Director	December 21, 2006

/s/ Kenneth C. Froewiss* Kenneth C. Froewiss	Director	December 21, 2006

/s/ Martin J. Gruber* Martin J. Gruber	Director	December 21, 2006

/s/ Richard J. Herring* Richard J. Herring	Director	December 21, 2006

/S/ Graham E. Jones* Graham E. Jones	Director	December 21, 2006

/s/ Rebecca W. Rimel* Rebecca W. Rimel	Director	December 21, 2006

/s/ Philip Saunders, Jr.* Philip Saunders, Jr.	Director	December 21, 2006

William N. Searcy, Jr.	Director	December 21, 2006

/s/ Jean Gleason Stromberg* Jean Gleason Stromberg	Director	December 21, 2006

/s/ Carl W. Vogt* Carl W. Vogt	Director	December 21, 2006

/s/ Axel Schwarzer* Axel Schwarzer	Director	December 21, 2006

*By:	/s/ John Millette
John Millette** Vice President and Secretary December 21, 2006

**	Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

Exhibit List

EXHIBIT NUMBER	EXHIBIT TITLE
11	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation, including consent

14	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

16	Power of Attorney